UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3990

Northwestern Mutual Series Fund, Inc.

(Exact name of registrant as specified in charter)

720 East Wisconsin Avenue, Milwaukee Wisconsin	53202

(Address of principal executive offices)	(Zip code)

Barbara Courtney, Controller, Northwestern Mutual Series Fund, Inc.

(Name and address of agent for service)

Registrant’s telephone number, including area code: 414-271-1444

Date of fiscal year end: December 31

Date of reporting period: December 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 35

Item 1.	Reports to Stockholders

Annual Report December 31, 2005

Northwestern Mutual Series Fund, Inc.

A Series Fund Offering Eighteen Portfolios

•	Small Cap Growth Stock Portfolio
•	T. Rowe Price Small Cap Value Portfolio
•	Aggressive Growth Stock Portfolio
•	International Growth Portfolio
•	Franklin Templeton International Equity Portfolio
•	AllianceBernstein Mid Cap Value Portfolio
•	Index 400 Stock Portfolio
•	Janus Capital Appreciation Portfolio
•	Growth Stock Portfolio
•	Large Cap Core Stock Portfolio
•	Capital Guardian Domestic Equity Portfolio
•	T. Rowe Price Equity Income Portfolio
•	Index 500 Stock Portfolio
•	Asset Allocation Portfolio
•	Balanced Portfolio
•	High Yield Bond Portfolio
•	Select Bond Portfolio
•	Money Market Portfolio

Northwestern Mutual Series Fund, Inc.

The views expressed in the portfolio manager commentaries set forth in the following pages reflect those of the portfolio managers only through the end of the period covered by this report and do not necessarily represent the views of any affiliated organization. These views are subject to change at any time based upon market conditions or other events and should not be relied upon as investment advice. Mason Street Advisors, LLC. disclaims any responsibility to update these views.

Small Cap Growth Stock Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Maximum long-term appreciation of capital	Strive for the highest possible rate of capital appreciation by investing in companies with potential for rapid growth.	$503 million

The Small Cap Growth Stock Portfolio seeks long-term growth of capital. The Portfolio seeks to achieve this objective by investing in emerging companies with rapidly growing revenues and earnings supported by financial strength and capable management. Holdings are smaller companies with a median market capitalization of approximately $1 billion; the range of market capitalization is generally between $200 million and $3 billion. The manager of this Portfolio has a strong orientation to quality and a commitment to broad diversification. In evaluating individual companies, factors such as the growth rates of revenues and earnings, opportunities for margin expansion, financial strength and quality of management are important variables.

The overall U.S. stock market advanced for the third consecutive year in 2005, though returns were lower than in the previous two years. Despite rising oil prices, higher short-term interest rates, and two devastating Gulf Coast hurricanes, stocks rallied thanks to solid economic growth, brisk merger activity, and better-than-expected corporate earnings. Small- and mid-capitalization stocks outperformed large-cap stocks once again this year; however, mid-cap stocks took the lead in 2005 over both large- and small-cap issues.

For the year ended December 31, 2005, the Small Cap Growth Portfolio returned 11.18%, substantially outperforming both the Russell 2000 Index, which had a return of 4.55%, and the S&P SmallCap 600 Index, which returned 7.68% for the same period. (These indices are unmanaged, cannot be invested in directly, and do not include administrative expenses or sales charges.) The Portfolio also outperformed its peer group, Small-Cap Growth Funds, which had an average return of 7.50% for the same period, according to Lipper Analytical Services, Inc. (“Lipper”), an independent mutual fund ranking agency.

The Portfolio’s outperformance for 2005 can be attributed primarily to good stock selection, particularly in the Consumer Discretionary, Health Care and Energy sectors. Stocks of special note include Health Care holdings Radiation Therapy Services, Inc. and LCA Vision, Inc., Technology holding Plexus Corp. and Greenhill & Co. Inc., an investment banking firm. Each of these stocks reported strong growth rates during the year. Our Energy holdings also added to performance, as most stocks in the sector experienced exceptional gains in 2005 due to the rising prices of oil and natural gas and the continued strong demand for energy worldwide. One Energy stock that added substantially to our return in 2005, Grant Prideco, Inc., is also among the Portfolio’s top ten holdings. The company, which supplies steel tubing for the Energy sector, benefited from increased demand in oil but also gained synergies from a recent acquisition.

Several stocks in the Portfolio turned in disappointing returns for 2005, including Kanbay International, an Indian IT outsourcing company which experienced a slowdown in business, and Westell Technologies, Inc., a telecom equipment company that was hurt as one of its major customers scaled back orders. Cogent Inc., a fingerprint technology company that lagged in 2005 as business contracts slowed, and Tekelec, a Technology holding that experienced a slow down in customer demand, also detracted from performance.

Sector weightings had a slightly negative impact on total return for 2005. We were overweight Telecom Services, which hurt performance as that sector had negative performance for the year. In contrast, our underweight position in Industrials negatively impacted return because that sector experienced above-average gains during 2005.

Heading into 2006, we believe the Portfolio is well positioned to take advantage of what we expect to be a pullback in the more aggressive sectors of the market. The Portfolio does not hold large positions in those areas, so a correction would actually benefit us. Throughout the year, we intend to remain focused on individual stock selection, looking for companies with above-average growth potential, and we believe we should continue to find attractive candidates for the Portfolio.

Small Cap Growth Stock Portfolio

Small Cap Growth Stock Portfolio

This chart assumes an initial investment of $10,000 made on 4/30/99 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sales loads and account fees. Total returns, which reflect deduction of charges for the separate account, are shown beginning on page iv of the Performance Summary of the Separate Account report.

Stocks of smaller or newer companies, such as those held in this Fund, are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative. Investing in small company stocks involves a greater degree of risk than investing in medium or large company stocks.

Since the Portfolio invests primarily in small capitalization issues, the indices that best reflect the portfolio’s performance are the Standard and Poor’s (S&P) SmallCap 600 Index and Russell 2000 Index. The indices cannot be invested in directly and do not include sales charges.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. These 3,000 companies represent approximately 98% of the investable US equity market. As of the latest reconstitution, the average market capitalization of companies in the Russell 3000 was approximately $4.8 billion; the median market capitalization was approximately $944.7 million. Market capitalization of companies in the Index ranged from $386.9 billion to $182.6 million.

The Russell 2000 Index represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization of companies in the Russell 2000 was approximately $664.9 million; the median market capitalization was approximately $539.5 million. The largest company in the Index had an approximate market capitalization of $1.8 billion.

The Standard & Poor’s SmallCap 600 Index is an unmanaged index of 600 selected common stocks of smaller U.S. -based companies compiled by Standard & Poor’s Corporation. As of December 31, 2005, the 600 companies in the composite had a median market capitalization of $793.1 million and total market value of $564.3 billion. The SmallCap 600 represents approximately 2.9% of the market value of Compustat’s database of over 9,443 equities.

The Lipper Variable Insurance Products (VIP) Small Cap Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. Source: Lipper, Inc.

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Investing in small company stocks involves a greater degree of risk than investing in medium or large company stocks.

Small Cap Growth Stock Portfolio

Small Cap Growth Stock Portfolio

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 to December 31, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During Period July 1, 2005 to December 31, 2005*
Actual	$1,000.00	$1,058.60	$2.88
Hypothetical (5% return before expenses)	$1,000.00	$1,022.10	$2.83

*	Expenses are equal to the Fund’s annualized expense ratio of 0.56%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Small Cap Growth Stock Portfolio

Small Cap Growth Stock Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2005

Common Stocks (98.6%)	Shares/ $ Par	Value $(000’s)

Consumer Discretionary (13.7%)
Aaron Rents, Inc.	268,092	5,651
*Digital Theater Systems, Inc.	20,191	299
*Golf Galaxy, Inc.	363,600	6,963
*Guitar Center, Inc.	86,700	4,336
*Hibbett Sporting Goods, Inc.	370,600	10,555
*LIFE TIME FITNESS, Inc.	101,300	3,859
Lithia Motors, Inc.	77,900	2,449
*LKQ Corp.	75,600	2,617
*O’Reilly Automotive, Inc.	189,500	6,066
Orient-Express Hotels, Ltd. — Class A	291,037	9,173
*Outdoor Channel Holdings, Inc.	354,800	4,790
*Pinnacle Entertainment, Inc.	267,600	6,612
*Ruth’s Chris Steak House, Inc.	318,110	5,758

Total		69,128

Consumer Staples (1.8%)
*Peet’s Coffee & Tea, Inc.	104,200	3,162
*United Natural Foods, Inc.	231,900	6,123

Total		9,285

Energy (5.7%)
*FMC Technologies, Inc.	182,000	7,811
*Grant Prideco, Inc.	238,900	10,541
*Grey Wolf, Inc.	717,600	5,547
*James River Coal Co.	120,100	4,588

Total		28,487

Financials (9.2%)
BankAtlantic Bancorp, Inc. — Class A	190,100	2,661
*Bankrate, Inc.	39,868	1,177
Boston Private Financial Holdings, Inc.	145,700	4,432
First Republic Bank	99,800	3,694
Greater Bay Bancorp	260,600	6,677
Greenhill & Co., Inc.	188,600	10,592
Investors Financial Services Corp.	53,730	1,979
*Nexity Financial Corp.	228,300	3,059
optionsXpress Holdings, Inc.	338,700	8,315
Placer Sierra Bancshares	139,700	3,871

Total		46,457

Health Care (19.0%)
*Adams Respiratory Therapeutics, Inc.	151,100	6,144
*Foxhollow Technologies, Inc.	154,900	4,614
*Horizon Health Corp.	349,900	7,918
*Kyphon, Inc.	116,400	4,753
LCA-Vision, Inc.	192,600	9,150
*Pediatrix Medical Group, Inc.	119,500	10,584
*Providence Service Corp.	265,586	7,646
*Psychiatric Solutions, Inc.	162,200	9,528
*Radiation Therapy Services, Inc.	286,100	10,102
*ResMed, Inc.	186,300	7,137
*Salix Pharmaceuticals, Ltd.	197,750	3,476
*Symbion, Inc.	197,500	4,543

Common Stocks (98.6%)	Shares/ $ Par	Value $(000’s)

Health Care continued
*Syneron Medical Ltd., ADR	156,340	4,964
*Ventana Medical Systems, Inc.	119,300	5,052

Total		95,611

Industrials (17.7%)
*ACCO Brands Corp.	97,500	2,389
*The Advisory Board Co.	144,600	6,893
*Beacon Roofing Supply, Inc.	341,700	9,817
Brady Corp. — Class A	123,900	4,483
Bucyrus International, Inc. — Class A	35,380	1,865
C.H. Robinson Worldwide, Inc.	242,100	8,965
The Corporate Executive Board Co.	87,100	7,813
*Corrections Corp. of America	196,550	8,839
Forward Air Corp.	285,250	10,453
*Hudson Highland Group, Inc.	352,400	6,118
Knight Transportation, Inc.	362,867	7,522
*Marlin Business Services, Inc.	343,320	8,202
*Portfolio Recovery Associates, Inc.	125,300	5,819

Total		89,178

Information Technology (22.7%)
*Blackboard, Inc.	211,900	6,141
*Cogent, Inc.	38,200	866
*Cognizant Technology Solutions Corp. — Class A	169,100	8,513
*Entegris, Inc.	768,000	7,235
*Essex Corp.	409,800	6,987
*Euronet Worldwide, Inc.	193,100	5,368
*Genesis Microchip, Inc.	231,500	4,188
*iPayment Holdings, Inc.	90,600	3,762
*Kanbay International, Inc.	435,900	6,926
*Kenexa Corp.	65,789	1,388
*MKS Instruments, Inc.	414,750	7,420
*Plexus Corp.	362,200	8,236
*RADWARE, Ltd.	335,300	6,089
*Sonic Solutions	386,100	5,834
*Tekelec	589,000	8,187
*Tessera Technologies, Inc.	287,100	7,422
*THQ, Inc.	211,850	5,053
*TNS, Inc.	92,700	1,778
*Unica Corp.	259,900	3,132
*Verint Systems, Inc.	204,200	7,039
*Westell Technologies, Inc. — Class A	547,200	2,462

Total		114,026

Materials (4.5%)
Airgas, Inc.	280,550	9,231
*Intertape Polymer Group, Inc.	75,400	676
Silgan Holdings, Inc.	247,100	8,925
Steel Technologies, Inc.	138,400	3,874

Total		22,706

Small Cap Growth Stock Portfolio

Small Cap Growth Stock Portfolio

Common Stocks (98.6%)	Shares/ $ Par	Value $(000’s)

Telecommunication Services (4.2%)
*Alamosa Holdings, Inc.	270,300	5,030
*JAMDAT Mobile, Inc.	255,900	6,802
*UbiquiTel, Inc.	933,500	9,232

Total		21,064

Utilities (0.1%)
ITC Holdings Corp.	16,300	458

Total		458

Total Common Stocks (Cost: $421,213)		496,400

Money Market Investments (3.2%)

Autos (1.0%)
Daimler Chrysler Auto, 4.33%, 1/26/06	5,000,000	4,985

Total		4,985

Federal Government & Agencies (0.2%)
Federal National Mortgage Association, 4.32%, 3/22/06	1,000,000	991

Total		991

Miscellaneous Business Credit Institutions (1.0%)
General Electric Capital, 3.95%, 1/3/06	4,900,000	4,899

Total		4,899

Money Market Investments (3.2%)	Shares/ $ Par	Value $(000’s)

Short Term Business Credit (1.0%)
Sheffield Receivables, 4.35%, 1/4/06	5,000,000	4,998

Total		4,998

Total Money Market Investments (Cost: $15,872)		15,873

Total Investments (101.8%) (Cost $437,085)(a)		512,273

Other Assets, Less Liabilities (-1.8%)		(9,265)

Total Net Assets (100.0%)		503,008

*	Non-Income Producing

ADR after the name of a security represents — American Depository Receipt.

(a)	At December 31, 2005 the aggregate cost of securities for federal tax purposes (in thousands) was $437,492 and the net unrealized appreciation of investments based on that cost was $74,781 which is comprised of $91,067 aggregate gross unrealized appreciation and $16,286 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

Small Cap Growth Stock Portfolio

T. Rowe Price Small Cap Value Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital	Invest in small companies whose common stocks are believed to be undervalued.	$245 million

T. Rowe Price Small Cap Value Portfolio

The T. Rowe Price Small Cap Value Portfolio invests in companies with market capitalizations in the range of the S&P SmallCap 600 whose current stock prices do not appear to reflect their underlying value. For this Portfolio, value is defined broadly, with consideration given to stock price relative to long-term growth prospects and business franchises, in addition to typical value measures such as assets, current earnings and cash flow. The major emphasis is on selection of individual stocks, with secondary consideration given to industry weightings in order to keep the Portfolio broadly diversified among economic sectors.

In 2005, the Portfolio posted a healthy gain of 7.21% and performed in line with the benchmark, S&P SmallCap 600 Index, which returned 7.68% for the year. Strong stock selection in the Industrials and Information Technology sectors, as well as an overweight in Energy stocks, contributed to the Portfolio’s performance. In contrast, disappointing stock picks in the Consumer Discretionary and Health Care sectors detracted from relative results.

The U.S. stock market advanced for the third consecutive year in 2005, though returns were lower than in the previous two years. Despite rising oil prices, higher short-term interest rates, and two devastating Gulf Coast hurricanes, stocks rallied thanks to solid economic growth, brisk merger activity, and better-than-expected corporate earnings. Mid-cap stocks were the top performers for the year, and in the fourth quarter small-cap issues lagged their large-cap counterparts. In the small-cap segment of the market, value stocks narrowly outperformed growth.

Energy stocks were the top performers in the S&P SmallCap 600 Index in 2005. A significant overweight in the Energy sector contributed the most to the Portfolio’s performance, although stock selection in the sector detracted slightly from relative results. The best individual contributors were Todco, a shallow-water contract drilling operation that benefited from a sharp rise in day rates, and oil drilling equipment provider Tetra Technologies, which performed well as drilling activity picked up.

Stock selection was most successful in the Financials sector. Real estate investment trust Kilroy Realty, which is based in Southern California and owns a portfolio of office and industrial properties, benefited from increased occupancy and strong demand in its region. Malpractice insurer Proassurance posted strong returns as earnings surpassed expectations by a wide margin.

Stock selection in the Industrial and Information Technology sectors also enhanced relative results. The best contributors in the Industrial sector included construction equipment maker JLG Industries, which rallied as commercial construction activity increased, and freight company UTI Worldwide, which rose thanks to increased shipping demand and a firmer pricing environment. Performance in the Technology sector was driven by software companies, including analytical software maker SPSS, which saw its earnings nearly double in 2005.

On the downside, Consumer Discretionary stocks were the weakest performers as high gas prices restrained consumer spending. Stock selection in this sector also detracted from Portfolio performance relative to the index, especially among specialty retailers. Aaron Rents, which leases furniture and office equipment, fell after the Gulf Coast hurricanes led to a disappointing earnings report, while Haverty Furniture reported lower-than-expected sales in its chain of furniture stores.

The Health Care sector was another area where stock selection proved disappointing in 2005. In particular, the Portfolio’s biotechnology holdings performed poorly. Lexicon Genetics fell sharply after terminating the development of one of its cancer-related medications.

As we anticipated, performance leadership shifted from small-cap stocks to large-caps in the last quarter of 2005. As the economy slows to a more moderate growth rate in 2006, we expect large-cap stocks to continue to lead the market in the coming year. If this trend continues, it may create more investment opportunities in the small-cap segment of the market, which would be a welcome change given the current paucity of attractively valued small-cap stocks.

T. Rowe Price Small Cap Value Portfolio

This chart assumes an initial investment of $10,000 made on 7/31/01 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sales loads and account fees. Total returns, which reflect deduction of charges for the separate account, are shown beginning on page iv of the Performance Summary of the Separate Account report.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. These 3,000 companies represent approximately 98% of the investable US equity market. As of the latest reconstitution, the average market capitalization of companies in the Russell 3000 was approximately $4.8 billion; the median market capitalization was approximately $944.7 million. Market capitalization of companies in the Index ranged from $386.9 billion to $182.6 million.

The Russell 2000 Index represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization of companies in the Russell 2000 was approximately $664.9 million; the median market capitalization was approximately $539.5 million. The largest company in the Index had an approximate market capitalization of $1.8 billion.

The Standard & Poor’s SmallCap 600 Index is an unmanaged index of 600 selected common stocks of smaller U.S. -based companies compiled by Standard & Poor’s Corporation. As of December 31, 2005, the 600 companies in the composite had a median market capitalization of $793.1 million and total market value of $564.3 billion. The SmallCap 600 represents approximately 2.9% of the market value of Compustat’s database of over 9,443 equities. These indices are unmanaged, cannot be invested in directly, and do not include administrative expenses or sales charges.

The Lipper Variable Insurance Products (VIP) Small Cap Core Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to- book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. Source: Lipper, Inc.

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

T. Rowe Price Small Cap Value Portfolio

T. Rowe Price Small Cap Value Portfolio

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 to December 31, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During Period July 1, 2005 to December 31, 2005*
Actual	$1,000.00	$1,079.10	$4.57
Hypothetical (5% return before expenses)	$1,000.00	$1,020.50	$4.45

*	Expenses are equal to the Fund’s annualized expense ratio of 0.87%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

T. Rowe Price Small Cap Value Portfolio

T. Rowe Price Small Cap Value Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2005

Common Stocks (95.1%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (12.8%)
Aaron Rents, Inc.	140,400	2,959
Aaron Rents, Inc. — Class A	4,725	91
*AnnTaylor Stores Corp.	9,700	335
*Big Lots, Inc.	26,300	316
*Cablevision Systems Corp.	10,100	237
Centerplate, Inc.	30,700	398
*Cox Radio, Inc., — Class A	12,500	176
CSS Industries, Inc.	41,200	1,266
*Culp, Inc.	32,600	154
Dillard’s, Inc. — Class A	7,700	191
*Discovery Holding Co.	5,800	88
Dow Jones & Co., Inc.	10,900	387
*Entercom Communications Corp.	13,200	392
Family Dollar Stores, Inc.	20,200	501
Fred’s, Inc.	61,900	1,007
The Gap, Inc.	26,800	473
Hancock Fabrics, Inc.	59,000	240
Hasbro, Inc.	17,300	349
Haverty Furniture Companies, Inc.	95,500	1,231
*IAC/InterActiveCorp	6,450	183
Journal Register Co.	66,000	987
*Lamar Advertising Co. — Class A	3,800	175
Mattel, Inc.	43,700	691
Matthews International Corp. — Class A	73,900	2,691
Meredith Corp.	9,100	476
The New York Times Co. — Class A	19,100	505
Newell Rubbermaid, Inc.	16,600	395
Outback Steakhouse, Inc.	13,500	562
Pearson PLC, ADR	33,000	392
RadioShack Corp.	8,100	170
*RARE Hospitality International, Inc.	78,350	2,381
Reuters Group PLC, ADR	5,300	235
Ruby Tuesday, Inc.	30,000	777
*Saga Communications, Inc. — Class A	80,600	876
*Scholastic Corp.	9,500	271
SCP Pool Corp.	64,425	2,398
Skyline Corp.	29,000	1,056
Stanley Furniture Co., Inc.	57,600	1,335
Stein Mart, Inc.	129,600	2,352
The TJX Companies, Inc.	21,400	497
Tribune Co.	17,200	520
*Univision Communications, Inc. — Class A	16,300	479
The Washington Post Co. — Class B	193	148
*Weight Watchers International, Inc.	2,700	133

Total		31,476

Consumer Staples (2.1%)
Alliance One International, Inc.	63,000	246
Campbell Soup Co.	19,600	583
Casey’s General Stores, Inc.	74,300	1,842
The Clorox Co.	8,700	495

Common Stocks (95.1%)	Shares/ $ Par	Value $ (000’s)

Consumer Staples continued
The Estee Lauder Companies, Inc. — Class A	8,000	268
H.J. Heinz Co.	13,800	465
McCormick & Co., Inc.	1,800	56
Nash Finch Co.	24,000	612
*Wild Oats Markets, Inc.	48,600	587

Total		5,154

Energy (8.7%)
*Atwood Oceanics, Inc.	17,500	1,366
CARBO Ceramics, Inc.	25,200	1,424
*Cimarex Energy Co.	11,449	492
*Cooper Cameron Corp.	16,200	671
Diamond Offshore Drilling, Inc.	11,200	779
*Forest Oil Corp.	58,150	2,650
*Grant Prideco, Inc.	15,600	688
*Hanover Compressor Co.	28,600	404
*Lone Star Technologies, Inc.	24,300	1,255
Murphy Oil Corp.	11,900	642
Penn Virginia Corp.	52,700	3,025
*TETRA Technologies, Inc.	80,500	2,457
Todco — Class A	60,000	2,284
*Union Drilling, Inc.	12,000	174
*W-H Energy Services, Inc.	35,100	1,161
*Whiting Petroleum Corp.	45,500	1,820

Total		21,292

Financials (20.6%)
Allied Capital Corp.	57,100	1,677
American Capital Strategies, Ltd.	23,400	847
Aon Corp.	10,000	360
Apartment Investment & Management Co. — Class A	9,100	345
Aspen Insurance Holdings, Ltd.	11,400	270
Axis Capital Holdings, Ltd.	17,800	557
Bedford Property Investors, Inc.	42,200	926
Boston Private Financial Holdings, Inc.	22,900	697
The Charles Schwab Corp.	4,500	66
Citizens Banking Corp.	2,900	80
Columbia Equity Trust, Inc.	34,700	560
Commerce Bancshares, Inc.	3,476	181
East West Bancorp, Inc.	84,000	3,065
Equity Office Properties Trust	5,100	155
Federated Investors, Inc. — Class B	4,600	170
First Financial Fund, Inc.	93,269	1,590
First Potomac Realty Trust	55,600	1,479
First Republic Bank	86,000	3,183
Genworth Financial, Inc.	16,300	564
Glenborough Realty Trust, Inc.	33,600	608
Huntington Bancshares, Inc.	20,600	489
Innkeepers USA Trust	49,200	787
Investors Financial Services Corp.	11,100	409

T. Rowe Price Small Cap Value Portfolio

T. Rowe Price Small Cap Value Portfolio

Common Stocks (95.1%)	Shares/ $ Par	Value $ (000’s)

Financials continued
Janus Capital Group, Inc.	31,900	594
Jefferson-Pilot Corp.	8,600	490
Kilroy Realty Corp.	53,700	3,324
*LaBranche & Co., Inc.	9,700	98
LaSalle Hotel Properties	53,700	1,972
Lazard, Ltd. — Class A	11,600	370
*Markel Corp.	5,600	1,775
Marsh & McLennan Companies, Inc.	26,100	829
Max Re Capital, Ltd.	62,600	1,626
The Midland Co.	39,500	1,424
NetBank, Inc.	76,000	546
Northern Trust Corp.	10,100	523
Ohio Casualty Corp.	10,000	283
PNC Financial Services Group, Inc.	6,800	420
*ProAssurance Corp.	71,500	3,479
Radian Group, Inc.	1,700	100
Regions Financial Corp.	8,400	287
Scottish Annuity Re Group, Ltd.	28,700	705
The St. Paul Travelers Companies, Inc.	16,230	725
Strategic Hotel Capital, Inc.	65,400	1,346
*SVB Financial Group	65,500	3,068
Synovus Financial Corp.	19,400	524
TCF Financial Corp.	9,600	261
Texas Regional Bancshares, Inc. — Class A	113,550	3,213
*Triad Guaranty, Inc.	19,900	875
UnumProvident Corp.	21,200	482
Valley National Bancorp	1,600	39
Waddell & Reed Financial, Inc. — Class A	8,100	170
Washington Real Estate Investment Trust	41,400	1,256
Willis Group Holdings, Ltd.	7,800	288
XL Capital, Ltd. — Class A	4,500	303

Total		50,460

Health Care (5.0%)
Analogic Corp.	13,200	632
Arrow International, Inc.	35,430	1,027
Becton, Dickinson and Co.	3,200	192
*Cephalon, Inc.	5,600	363
*Chiron Corp.	13,300	591
*Diversa Corp.	99,000	475
*Exelixis, Inc.	80,800	761
Health Management Associates, Inc. — Class A	4,000	88
*HEALTHSOUTH Corp.	74,300	364
*Human Genome Sciences, Inc.	17,000	146
*Lexicon Genetics, Inc.	120,600	440
*Lincare Holdings, Inc.	12,600	528
*MedImmune, Inc.	7,800	273
*Myriad Genetics, Inc.	79,000	1,643
*OSI Pharmaceuticals, Inc.	8,900	250
Owens & Minor, Inc.	84,800	2,334
*Tenet Healthcare Corp.	51,800	397
Universal Health Services, Inc. — Class B	11,600	542

Common Stocks (95.1%)	Shares/ $ Par	Value $ (000’s)

Health Care continued
Valeant Pharmaceuticals International	7,900	143
West Pharmaceutical Services, Inc.	43,200	1,081

Total		12,270

Industrials (20.3%)
*Accuride Corp.	31,200	402
*Allied Waste Industries, Inc.	53,700	469
American Standard Companies, Inc.	9,600	384
Ameron International Corp.	23,900	1,089
C&D Technologies, Inc.	63,500	484
*Casella Waste Systems, Inc. — Class A	99,000	1,266
Cintas Corp.	6,800	280
Deere & Co.	9,100	620
*Dollar Thrifty Automotive Group, Inc.	55,300	1,995
EDO Corp.	32,500	879
*Electro Rent Corp.	91,700	1,367
ElkCorp	20,500	690
Equifax, Inc.	9,800	373
Franklin Electric Co., Inc.	62,500	2,471
*FTI Consulting, Inc.	55,000	1,509
G & K Services, Inc. — Class A	46,300	1,817
*Genesee & Wyoming, Inc.	52,100	1,956
*The Genlyte Group, Inc.	29,600	1,586
Herman Miller, Inc.	5,200	147
IDEX Corp.	50,800	2,088
*Insituform Technologies, Inc. — Class A	83,000	1,608
*JLG Industries, Inc.	86,400	3,946
*Kirby Corp.	46,000	2,400
Laidlaw International, Inc.	18,500	430
Landstar System, Inc.	131,300	5,481
Macquarie Infrastructure Co. Trust	45,000	1,386
Manpower, Inc.	10,600	493
McGrath Rentcorp	83,900	2,332
Nordson Corp.	49,200	1,993
*Pike Electric Corp.	20,300	329
Raytheon Co.	11,800	474
Rockwell Collins, Inc.	3,000	139
The ServiceMaster Co.	5,500	66
Southwest Airlines Co.	38,900	639
Synagro Technologies, Inc.	57,900	245
Union Pacific Corp.	5,400	435
UTI Worldwide, Inc.	31,440	2,919
*Waste Connections, Inc.	36,200	1,247
Woodward Governor Co.	14,500	1,247

Total		49,681

Information Technology (10.2%)
*Andrew Corp.	15,900	171
*ATMI, Inc.	38,000	1,063
AVX Corp.	31,300	453
Belden CDT, Inc.	61,000	1,490
*The BISYS Group, Inc.	40,000	560
*Brooks Automation, Inc.	158,000	1,980
*Entegris, Inc.	125,598	1,183
*Intuit, Inc.	13,000	693
*Jabil Circuit, Inc.	9,400	349

T. Rowe Price Small Cap Value Portfolio

T. Rowe Price Small Cap Value Portfolio

Common Stocks (95.1%)	Shares/ $ Par	Value $ (000’s)

Information Technology continued
KLA-Tencor Corp.	4,500	222
Landauer, Inc.	20,400	940
*Littelfuse, Inc.	45,600	1,243
Methode Electronics, Inc. — Class A	48,200	481
Molex, Inc. — Class A	23,700	583
MoneyGram International, Inc.	19,948	520
*MPS Group, Inc.	153,700	2,101
*Novellus Systems, Inc.	21,400	516
*Packeteer, Inc.	100,800	783
*Premiere Global Services, Inc.	107,300	872
*Progress Software Corp.	67,000	1,901
*RSA Security, Inc.	86,600	973
*Spansion, Inc. — Class A	12,200	170
*SPSS, Inc.	58,325	1,804
StarTek, Inc.	42,900	772
*Synopsys, Inc.	26,500	532
*Websense, Inc.	38,900	2,553

Total		24,908

Materials (10.4%)
Abitibi-Consolidated, Inc.	32,500	132
Airgas, Inc.	64,100	2,109
Alcan, Inc.	8,200	336
AptarGroup, Inc.	40,750	2,127
Arch Chemicals, Inc.	53,100	1,588
Bowater, Inc.	9,400	289
Carpenter Technology Corp.	33,500	2,361
Chesapeake Corp.	20,100	341
Deltic Timber Corp.	35,400	1,836
Domtar, Inc.	61,500	355
Florida Rock Industries, Inc.	50,337	2,469
Gibraltar Industries, Inc.	74,000	1,698
International Paper Co.	20,200	679
MacDermid, Inc.	54,900	1,532
MeadWestvaco Corp.	7,400	207
*Meridian Gold, Inc.	77,100	1,686
Metal Management, Inc.	57,000	1,326
Myers Industries, Inc.	54,067	788
*Nalco Holding Co.	49,600	878
Potash Corp. of Saskatchewan, Inc.	2,400	193
*Symyx Technologies, Inc.	42,400	1,157
Wausau Paper Corp.	96,400	1,142
Weyerhaeuser Co.	3,400	226

Total		25,455

Other Holdings (0.6%)
iShares Russell 2000 Value Index Fund	21,500	1,417

Total		1,417

Telecommunication Services (0.6%)
*Nextel Partners, Inc.	10,800	302
*Qwest Communications International, Inc.	13,900	79
Telephone and Data Systems, Inc.	3,200	115

Common Stocks (95.1%)	Shares/ $ Par	Value $ (000’s)

Telecommunication Services continued
Telephone and Data Systems, Inc. — Special Shares	2,100	73
Telus Corp.	5,400	217
*Wireless Facilities, Inc.	145,600	742

Total		1,528

Utilities (3.8%)
Black Hills Corp.	43,500	1,506
Cleco Corp.	51,000	1,063
*CMS Energy Corp.	4,200	61
Duke Energy Corp.	12,600	346
*Dynegy, Inc. — Class A	43,000	208
*El Paso Electric Co.	58,200	1,225
FirstEnergy Corp.	1,800	88
NiSource, Inc.	32,800	684
*NRG Energy, Inc.	7,500	353
Otter Tail Corp.	23,400	678
Pinnacle West Capital Corp.	12,500	517
Southwest Gas Corp.	32,500	858
TECO Energy, Inc.	41,300	710
Vectren Corp.	34,800	945
Xcel Energy, Inc.	8,800	162

Total		9,404

Total Common Stocks (Cost: $178,036)		233,045

Convertible Corporate Bonds (0.1%)

Energy (0.1%)
Diamond Offshore Drilling, Inc., 1.50%, 4/15/31	114,000	163

Total		163

Utilities (0.0%)
Xcel Energy, Inc., 7.50%, 11/21/07	2,000	3

Total		3

Total Convertible Corporate Bonds (Cost: $143)		166

Preferred Stocks (0.1%)

Consumer Discretionary (0.1%)
General Motors Corp.	7,600	158

Total		158

Industrials (0.0%)
Allied Waste Industries, Inc.	600	156

Total		156

Total Preferred Stocks (Cost: $316)		314

T. Rowe Price Small Cap Value Portfolio

T. Rowe Price Small Cap Value Portfolio

Money Market Investments (4.9%)	Shares/ $ Par	Value $ (000’s)

Other Holdings (4.9%)
Reserve Investment Fund	11,937,608	11,938

Total Money Market Investments (Cost: $11,938)		11,938

Total Investments (100.2%) (Cost $190,433)(a)		245,463

Other Assets, Less Liabilities (-0.2%)		(422)

Total Net Assets (100.0%)		245,041

*	Non-Income Producing

ADR after the name of a security represents — American Depository Receipt.

(a)	At December 31, 2005 the aggregate cost of securities for federal tax purposes (in thousands) was $190,486 and the net unrealized appreciation of investments based on that cost was $54,977 which is comprised of $62,031 aggregate gross unrealized appreciation and $7,054 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

T. Rowe Price Small Cap Value Portfolio

Aggressive Growth Stock Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Maximum long-term appreciation of capital	Strive for the highest possible rate of capital appreciation by investing in companies with potential for rapid growth.	$1.3 billion

The Aggressive Growth Stock Portfolio seeks emerging growth companies in the middle-capitalization range, generally with market capitalizations of less than $10 billion. The Portfolio’s focus in stock selection is on the individual companies’ ability to generate revenue, expand profit margins and maintain solid balance sheets; industry sector selection is of secondary importance. Since growth stock portfolios tend to react strongly to changes in financial and economic markets, as well as to changes in the prospects for individual companies, returns of this Portfolio can vary considerably from time to time. A higher level of risk (with risk defined as variability of returns over time) is accepted for the potential of greater long-term returns.

The Aggressive Growth Stock Portfolio returned 6.14% for the year ended December 31, 2005, underperforming its benchmark, the S&P MidCap 400 Index, which returned 12.56% for the year. (This index is unmanaged, cannot be invested in directly, and does not include administrative expenses or sales charges.) The Portfolio also underperformed its peer group, Mid-Cap Growth Funds, which had an average return of 10.61% for the same period, according to Lipper Analytical Services, Inc. (“Lipper”), an independent mutual fund ranking agency.

For a third year in a row, mid-capitalization stocks rewarded investors in 2005. The higher beta stocks — including small- and mid-cap stocks — once again outperformed large cap stocks as investors continued to demonstrate a willingness to take on more risk as they sought higher returns. The S&P 500 Index (a gauge of broad stock market performance) returned 4.91% for the year ending December 31, 2005, and small-cap stocks returned 7.68%, as measured by the S&P 600 SmallCap Index. Mid-cap stocks were the top performers for the year, gaining 12.56%, as measured by the S&P 400 MidCap Index. But market capitalization didn’t matter as far as Energy stocks were concerned in 2005. As in every market cap range, mid-cap Energy stocks were the big winners during this period as oil and natural gas prices continued to rise through much of the year.

The Portfolio’s underperformance in 2005 relative to the Index resulted primarily from poor stock selection in the Technology sector. A number of Technology stocks, including VeriSign Inc., Zebra Technologies Corp., Cogent Inc., Cognos Inc., and Cree Inc., all turned in disappointing returns. VeriSign was hurt by the acquisition of Jamba, a mobile content delivery developer. This division went from massively beating estimates to significantly missing them in twelve months. Zebra Technologies, thought to be a leader in radio frequency identification, has not seen this market develop as quickly as expected, and Cogent reacted to concerns over potential new contract signings.

Two Technology holdings that helped the Portfolio’s return in 2005 were Jabil Circuits and Harris Corp. In addition, all of the Portfolio’s Energy holdings were positive for the year, as the Energy sector outperformed all other sectors again, as energy prices continued to rise. Range Resources Corp., National Oilwell Varco, Newfield Exploration Co., Consol Energy, and BJ Services Co. all produced above-average returns and were particularly helpful to the Portfolio’s performance. Ameritrade Holding Corp., an online brokerage service, and Whole Foods Market Inc., the largest chain of natural and organic food stores, also performed very well.

Our sector allocations were mostly positive for return for 2005. We were neutral weight in Energy compared to the Index, but holdings in that sector added significantly to return as mid-cap Energy stocks gained nearly 50% for the year. An underweight position in Consumer Discretionary stocks also added to return as the sector was dragged down by concerns that rising Energy prices would impact consumer demand for discretionary purchases. Our underweight position in Financials also helped performance. On the negative side, our substantial overweight positions in Health Care and Technology held back performance.

As we head into 2006, we will continue to correct our Technology holdings. We intend to lower our weighting in the Technology sector, which is currently overweight, and have already sold a number of underperforming securities in the sector and replaced them with stocks such as ATI Technologies that have improving fundamentals. Currently, we view the market as fairly valued and would expect some pull back in stocks in the near term. As we have in the past, we intend to rely more on our ability to pick individual stocks rather than focusing on broad economic trends or industry sectors.

Aggressive Growth Stock Portfolio

Aggressive Growth Stock Portfolio

This chart assumes an initial investment of $10,000 made on 12/31/95. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Total returns, which reflect deduction of charges for the separate account, are shown beginning on page iv of the Performance Summary of the Separate Account report.

Stocks of smaller or newer companies, such as those held in this Fund, are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative Investing in small company stocks involves a greater degree of risk than investing in medium or large company stocks. Investing in medium company stocks involves a greater degree of risk than investing in large company stocks.

Since the Portfolio invests primarily in medium-capitalization (Mid Cap) issues, the index that best reflects the Portfolio’s performance is the S&P MidCap 400 Index. This is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. The index cannot be invested in directly and does not include sales charges.

As of December 31, 2005, the 400 companies in the composite had a median market capitalization of $2.6 billion and a total market value of $1.1 trillion. The MidCap 400 represents approximately 5.8% of the market value of the Compustat’s database of about 9,400 equities.

The Lipper Variable Insurance Products (VIP) Mid Cap Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index. Source: Lipper, Inc.

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Investing in small company stocks involves a greater degree of risk than investing in medium or large company stocks.

Investing in medium company stocks involves a greater degree of risk than investing in large company stocks.

Aggressive Growth Stock Portfolio

Aggressive Growth Stock Portfolio

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 to December 31, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During Period July 1, 2005 to December 31, 2005*
Actual	$1,000.00	$1,088.80	$2.72
Hypothetical (5% return before expenses)	$1,000.00	$1,022.30	$2.63

*	Expenses are equal to the Fund’s annualized expense ratio of 0.52%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Aggressive Growth Stock Portfolio

Aggressive Growth Stock Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2005

Common Stocks (98.3%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (14.3%)
*AnnTaylor Stores Corp.	382,000	13,187
*The Cheesecake Factory, Inc.	333,800	12,481
Choice Hotels International, Inc.	443,900	18,537
*Education Management Corp.	351,800	11,789
Fortune Brands, Inc.	84,400	6,585
Gentex Corp.	536,460	10,461
*Lamar Advertising Co. — Class A	204,825	9,451
Michaels Stores, Inc.	520,700	18,417
*O’Reilly Automotive, Inc.	688,260	22,032
*Payless ShoeSource, Inc.	579,000	14,533
*Pixar	231,800	12,220
*Scientific Games Corp.	537,700	14,668
Station Casinos, Inc.	221,200	14,997

Total		179,358

Consumer Staples (0.9%)
Whole Foods Market, Inc.	143,775	11,127

Total		11,127

Energy (10.1%)
BJ Services Co.	466,500	17,107
CONSOL Energy, Inc.	196,700	12,821
ENSCO International, Inc.	333,900	14,808
*Nabors Industries, Ltd.	280,400	21,240
*National-Oilwell Varco, Inc.	227,200	14,245
*Newfield Exploration Co.	409,300	20,494
*Pride International, Inc.	322,000	9,902
Range Resources Corp.	617,000	16,252

Total		126,869

Financials (12.6%)
*Ameritrade Holding Corp.	991,200	23,789
Assured Guaranty, Ltd.	566,000	14,371
Brown & Brown, Inc.	333,900	10,197
CapitalSource, Inc.	296,700	6,646
Chicago Mercantile Exchange Holdings, Inc.	24,800	9,114
CIT Group, Inc.	112,100	5,805
The Colonial BancGroup, Inc.	788,300	18,777
Investors Financial Services Corp.	264,980	9,759
Legg Mason, Inc.	237,070	28,375
The St. Joe Co.	167,000	11,226
Ventas, Inc.	611,600	19,583

Total		157,642

Health Care (18.0%)
*Caremark Rx, Inc.	378,894	19,623
*Celgene Corp.	213,400	13,828
*Centene Corp.	163,400	4,296
*Covance, Inc.	257,100	12,482
*Cytyc Corp.	847,800	23,933
*DaVita, Inc.	434,400	21,998
*Kinetic Concepts, Inc.	563,400	22,401
*Lincare Holdings, Inc.	428,000	17,937

Common Stocks (98.3%)	Shares/ $ Par	Value $ (000’s)

Health Care continued
Medicis Pharmaceutical Corp.	214,000	6,859
*Neurocrine Biosciences, Inc.	234,100	14,685
*ResMed, Inc.	413,400	15,837
*St. Jude Medical, Inc.	382,900	19,222
*Varian Medical Systems, Inc.	329,700	16,597
*VCA Antech, Inc.	551,000	15,538

Total		225,236

Industrials (13.2%)
The Corporate Executive Board Co.	352,220	31,595
Expeditors International of Washington, Inc.	309,330	20,883
Fastenal Co.	507,080	19,872
Graco, Inc.	525,800	19,181
*IntercontinentalExchange, Inc.	19,883	723
J.B. Hunt Transport Services, Inc.	442,200	10,011
*Monster Worldwide, Inc.	637,300	26,015
Robert Half International, Inc.	684,700	25,943
*Stericycle, Inc.	185,800	10,940

Total		165,163

Information Technology (23.5%)
*Activision, Inc.	475,310	6,531
*Alliance Data Systems Corp.	394,400	14,041
*Altera Corp.	643,900	11,931
*Amdocs, Ltd.	96,650	2,658
Amphenol Corp. — Class A	328,500	14,539
*ATI Technologies, Inc.	1,167,400	19,834
*Broadcom Corp. — Class A	332,100	15,659
*CheckFree Corp.	33,517	1,538
*Cogent, Inc.	814,100	18,464
*Cognizant Technology Solutions Corp. — Class A	441,400	22,224
*Cognos, Inc.	279,600	9,705
*Cree, Inc.	542,200	13,685
*FLIR Systems, Inc.	443,800	9,910
Harris Corp.	369,700	15,901
*Jabil Circuit, Inc.	681,000	25,258
KLA-Tencor Corp.	296,980	14,650
Microchip Technology, Inc.	408,095	13,120
*NAVTEQ Corp.	430,800	18,899
Paychex, Inc.	219,040	8,350
*Salesforce.com, Inc.	368,200	11,801
*VeriFone Holdings, Inc.	524,700	13,275
*VeriSign, Inc.	78,670	1,724
*Zebra Technologies Corp. — Class A	244,652	10,483

Total		294,180

Materials (3.7%)
Chemtura Corp.	643,300	8,170
*Crown Holdings, Inc.	354,000	6,914
The Lubrizol Corp.	288,200	12,517
Praxair, Inc.	359,340	19,030

Total		46,631

Aggressive Growth Stock Portfolio

Aggressive Growth Stock Portfolio

Common Stocks (98.3%)	Shares/ $ Par	Value $ (000’s)

Telecommunication Services (2.0%)
*Alamosa Holdings, Inc.	555,900	10,345
* NeuStar, Inc. — Class A	468,500	14,285

Total		24,630

Total Common Stocks (Cost: $1,044,786)		1,230,836

Money Market Investments (5.7%)

Autos (2.4%)
Daimler Chrysler Auto, 4.33%, 1/26/06	10,000,000	9,970
Fcar Owner Trust I, 4.31%, 1/17/06	10,000,000	9,981
New Center Asset Trust, 4.30%, 1/9/06	10,000,000	9,991

Total		29,942

Federal Government & Agencies (0.1%)
Federal National Mortgage Association, 4.32%, 3/22/06	1,500,000	1,486

Total		1,486

Finance Lessors (1.6%)
Ranger Funding Co. LLC, 4.30%, 1/25/06	10,000,000	9,971
Thunder Bay Funding, Inc., 4.28%, 1/20/06	10,000,000	9,978

Money Market Investments (5.7%)	Shares/ $ Par	Value $ (000’s)

Finance Lessors continued
Windmill Funding Corp., 4.30%, 1/11/06	600,000	599

Total		20,548

Short Term Business Credit (1.6%)
Old Line Funding Corp., 4.32%, 1/12/06	10,000,000	9,987
Sheffield Receivables, 4.31%, 1/24/06	10,000,000	9,972

Total		19,959

Total Money Market Investments (Cost: $71,935)		71,935

Total Investments (104.0%) (Cost $1,116,721)(a)		1,302,771

Other Assets, Less Liabilities (-4.0%)		(50,069)

Total Net Assets (100.0%)		1,252,702

*	Non-Income Producing

(a)	At December 31, 2005 the aggregate cost of securities for federal tax purposes (in thousands) was $1,118,438 and the net unrealized appreciation of investments based on that cost was $184,333 which is comprised of $204,510 aggregate gross unrealized appreciation and $20,177 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements

Aggressive Growth Stock Portfolio

International Growth Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term capital appreciation	Invest in stocks of companies outside the U.S. that are expected to experience above-average growth.	$168 million

The International Growth Portfolio seeks long-term capital appreciation. The Portfolio seeks to achieve this objective by investing primarily in common stocks of companies that are headquartered or trade primarily in markets outside the United States and are expected to grow more rapidly than market averages. Normally, the Portfolio invests at least 80% of its assets in non-U.S. securities. The investments comprising the Portfolio are chosen individually, reflecting the managers’ assessment of their attractiveness. Equities purchased will possess, in the manager’s judgment, a combination of solid fundamentals, attractive valuation, and positive technical evaluation.

It was a stand-out year for the international markets in 2005, as foreign stocks produced above average returns for the third year in a row. For the year ended December 31, 2005, the International Growth Portfolio had a return of 18.00%, nicely outperforming the MSCI EAFE (Europe, Australia, Far East) Index, which returned 14.02% for the year. (This index is unmanaged, cannot be invested in directly, and does not include administrative expenses or sales charges.) The Portfolio also outperformed its peer group, International Growth, which had an average return of 15.36% for the year, according to Lipper Analytical Services, Inc. (“Lipper”), an independent mutual fund ranking agency.

The Portfolio’s outperformance relative to the Index can be attributed primarily to exposure to the Asian markets, and most particularly, Japan and South Korea. Both of those countries benefited from renewed confidence in the economies, tied importantly to renewed confidence in the Chinese economy. Exposure to the emerging markets of Mexico and Brazil also added significantly to performance in 2005, as did Canada, which was aided by its large energy sector. In the case of the emerging markets of Korea, Brazil and Mexico, the Portfolio was not only overweight these countries, but significantly outperformed their returns. In the developed countries of Japan and Canada, our outperformance was due to stock selection. Finally, the Portfolio’s performance was helped by its underweight position in the U.K., a market that lagged global returns.

Increasing our weighting in Japan was one of the largest contributors to performance in 2005. Earlier in the year, we had been cautious on Japan as that country’s economy had suffered several false starts in the past. Japanese banks had been saddled with bad debt for years and many corporations were inefficiently run. During the third quarter, however, we became convinced that the economy was truly on the rebound and we increased our weighting in Japan. The Japanese turnaround comes after many years of corporate restructuring and, in 2005, Japanese companies reported year-over-year profit growth for the first time in over a decade. The country also benefited from its proximity to China, as its exports of industrial goods to that fast-growing country have increased substantially. Adding to our weighting proved beneficial to performance as the Japanese market gained 25.5% for the year and the Portfolio’s Japan segment outperformed the market by a healthy margin.

Key sectors contributing to the Portfolio’s performance were Energy, Industrials, Telecommunications and, at year-end, Technology. Rises in commodity prices were a main theme in 2005, and the Energy sector was a standout as oil and natural gas prices rose and demand remained strong worldwide. Although we were underweight the Index in Energy, our holdings in the sector added to performance on an absolute basis. The Industrials sector was also very strong for the year, particularly engineering. The Portfolio was not only overweight this key sector, but posted significantly better returns than the sector. The Portfolio was underweight Telecommunications, one of the worst-performing sectors during 2005. Finally, the Technology sector experienced a huge rally in the last quarter of the year and the Portfolio’s overweight position was helpful.

As mentioned earlier, superior stock selection in specific countries benefited performance in all key countries in 2005. Key individual holdings include Chiyoda Corporation, Western Oil Sands, Inc., Kookmin Bank and Hyundai Motor Co. Chiyoda, a global Japanese engineering company was a top performer. The company benefited from good order flows, particularly for LNG (liquefied natural gas) and gas petrochemicals, as companies worldwide look for alternative sources of energy. Western Oil Sands, a Canadian oil exploration and production company that holds an undivided interest in an oil sands project (which is the largest oil reserve outside of Saudi Arabia), also outperformed.

Kookmin Bank in South Korea continued to perform well, doubling its stock price during 2005, as the company resolved credit card issues and the stock was re-rated. Hyundai, the South Korean car manufacturer, also added to performance as the company has quickly increased its U.S. market share by offering customers excellent value via high quality products with very good warranties at attractive prices.

Looking ahead, we believe Asia will lead returns once again in 2006, although there may be pauses along the way. As “bottom up” investors, we will continue to look for individual stocks with growth potential regardless of sector or country.

International Growth Portfolio

International Growth Portfolio

This chart assumes an initial investment of $10,000 made on 7/31/01 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sales loads and account fees. Total returns, which reflect deduction of charges for the separate account are shown beginning on page iv of the Performance Summary of the Separate Account report.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include he risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards.

As depicted in the graph, the International Growth Portfolio is compared against the Morgan Stanley Capital International EAFE (“Europe-Australasia-Far East”) Index. The MSCI EAFE® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. As of December 31, 2005 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The objective of the Index is to reflect the movements of stock markets in these countries by representing an unmanaged (indexed) portfolio within each country. The Index is constructed so that companies chosen represent about 60% of market capitalization in each market; industry composition of the market is reflected; and a cross section of large, medium, and small capitalization stocks are included, taking into account liquidity concerns. The Index is calculated in U.S. dollars. The Index cannot be invested in directly and does not include administrative expenses or sales charges.

The Lipper Variable Insurance Products (VIP) International Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of Funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. Growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. BMI. Source: Lipper, Inc.

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

International Growth Portfolio

International Growth Portfolio

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 to December 31, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During Period July 1, 2005 to December 31, 2005*
Actual	$1,000.00	$1,166.80	$5.09
Hypothetical (5% return before expenses)	$1,000.00	$1,020.20	$4.75

*	Expenses are equal to the Fund’s annualized expense ratio of 0.95%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

International Growth Portfolio

International Growth Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2005

Foreign Common Stocks (95.2%)	Country	Shares/ $ Par	Value $ (000’s)

Basic Materials (4.3%)
BASF AG	Germany	14,785	1,129
CRH PLC	Ireland	39,036	1,144
K+S AG	Germany	17,825	1,073
Nissan Chemical Industries, Ltd.	Japan	101,000	1,435
Sumitomo Chemical Co., Ltd.	Japan	184,000	1,263
*Syngenta AG	Switzerland	9,890	1,227

Total			7,271

Conglomerates (1.7%)
Grupo Ferrovial SA	Spain	11,525	795
Nomura TOPIX Exchange Traded Fund	Japan	150,800	2,125

Total			2,920

Consumer Cyclical (15.2%)
Aisin Seiki Co., Ltd.	Japan	29,000	1,064
*Belluna Co., Ltd. — Warrants	Japan	1,452	11
Bridgestone Corp.	Japan	52,000	1,082
Carnival Corp.	United Kingdom	18,560	992
Dentsu, Inc.	Japan	408	1,327
*Enter Tech Co., Ltd.	Korea	22,819	454
Esprit Holdings, Ltd.	Hong Kong	194,000	1,379
Grupo Televisa SA, ADR	Mexico	15,300	1,232
*Hyundai Motor Co.	Korea	19,260	1,848
InterContinental Hotels Group PLC	United Kingdom	76,760	1,106
Leoni AG	Germany	31,290	994
*Lindex AB	Sweden	19,340	1,090
*NorGani Hotels ASA	Norway	85,155	704
Publicis Groupe	France	32,260	1,119
Punch Taverns PLC	United Kingdom	106,740	1,556
Ryohin Keikaku Co., Ltd.	Japan	18,900	1,648
Shimamura Co., Ltd.	Japan	9,100	1,258
Sportingbet PLC	United Kingdom	182,345	1,075
Techtronic Industries Co., Ltd.	Hong Kong	516,000	1,228
*Urbi Desarollos Urbanos SA	Mexico	144,560	999
Vivendi Universal SA	France	21,050	657
Wal-Mart de Mexico — Series V	Mexico	265,635	1,473
Wolseley PLC	United Kingdom	47,545	1,000

Total			25,296

Consumer Non-Cyclical (6.3%)
Adidas-Salomon AG	Germany	6,135	1,158
*Cermaq ASA	Norway	33,385	270

Foreign Common Stocks (95.2%)	Country	Shares/ $ Par	Value $ (000’s)

Consumer Non-Cyclical continued
Coca-Cola Hellenic Bottling Co. SA	Greece	36,625	1,075
Natura Cosmeticos SA	Brazil	32,250	1,421
Nestle SA	Switzerland	4,705	1,403
Puma AG	Germany	2,855	830
Reckitt Benckiser PLC	United Kingdom	32,720	1,079
SABMiller PLC	United Kingdom	64,010	1,166
Tesco PLC	United Kingdom	202,015	1,150
Woolworths, Ltd.	Australia	79,860	987

Total			10,539

Energy (6.5%)
*Aker Drilling ASA	Norway	150,565	867
BG Group PLC	United Kingdom	126,980	1,252
Burren Energy PLC	United Kingdom	64,065	1,003
EnCana Corp.	Canada	26,310	1,184
Eni SPA	Italy	38,725	1,070
*Geo ASA	Norway	52,155	256
Technip SA	France	26,305	1,577
Tenaris SA, ADR	Italy	5,060	579
*TGS Nopec Geophysical Co. ASA	Norway	24,890	1,165
Total SA	France	2,930	733
*Western Oil Sands, Inc.	Canada	52,965	1,262

Total			10,948

Financials (21.2%)
Admiral Group PLC	United Kingdom	140,460	1,097
Allianz AG	Germany	10,505	1,585
Anglo Irish Bank Corp. PLC	Ireland	214,879	3,248
*Banco Espanol de Credito SA	Spain	89,025	1,326
The Bank of Yokohama, Ltd.	Japan	175,000	1,431
BNP Paribas SA	France	17,640	1,422
The Chiba Bank, Ltd.	Japan	159,000	1,332
Credit Saison Co., Ltd.	Japan	29,200	1,457
Credit Suisse Group	Switzerland	28,420	1,445
Cyrela Brazil Realty SA	Brazil	55,000	754
DNB NOR ASA	Norway	110,835	1,179
E*Trade Securities Co., Ltd.	Japan	207	1,598
Erste Bank Der Oesterreichischen Sparkassen AG	Austria	16,890	936
Fondiaria-Sai SPA	Italy	36,950	1,213

International Growth Portfolio

International Growth Portfolio

Foreign Common Stocks (95.2%)	Country	Shares/ $ Par	Value $ (000’s)

Financials continued
ForeningsSparbanken AB	Sweden	48,120	1,309
Hopewell Holdings, Ltd.	Hong Kong	406,000	1,021
Hypo Real Estate Holding AG	Germany	25,570	1,326
Hysan Development Co., Ltd.	Hong Kong	387,700	960
ING Groep NV	Netherlands	40,994	1,417
Kenedix, Inc.	Japan	232	1,460
*Kookmin Bank	Korea	22,920	1,720
Manulife Financial Corp.	Canada	22,835	1,343
National Bank of Greece SA	Greece	35,670	1,512
*NETeller PLC	United Kingdom	70,425	889
OTP Bank	Hungary	34,305	1,117
Storebrand ASA	Norway	13,200	114
The Toronto-Dominion Bank	Canada	21,670	1,134

Total			35,345

Health Care (8.5%)
*Capio AB	Sweden	52,345	931
CSL, Ltd.	Australia	36,095	1,125
Elekta AB	Sweden	77,015	1,142
GN Store Nord A/S	Denmark	91,540	1,194
Hisamitsu Pharmaceutical Co., Inc.	Japan	37,200	936
*Neurochem, Inc.	Canada	30,600	437
Newcrest Mining, Ltd.	Australia	50,875	907
Nobel Biocare Holding AG	Switzerland	4,500	987
Novartis AG	Switzerland	16,580	869
Roche Holding AG	Switzerland	11,145	1,667
*Safilo SPA	Italy	55,460	317
Schwarz Pharma AG	Germany	24,465	1,547
Synthes, Inc.	Switzerland	8,310	931
Takeda Pharmaceutical Co., Ltd.	Japan	21,000	1,135
Tecan AG	Switzerland	1,300	57

Total			14,182

Industrial Goods and Services (14.2%)
Arrk Corp.	Japan	14,500	1,069
Assa Abloy AB	Sweden	47,890	752
Atlas Copco AB	Sweden	65,140	1,449
Capita Group PLC	United Kingdom	192,340	1,376
Chiyoda Corp.	Japan	140,000	3,213
*Daewoo Shipbuilding & Marine Engineering Co., Ltd.	Korea	32,390	880
*Deutz AG	Germany	89,800	439
Kajima Corp.	Japan	237,000	1,361

Foreign Common Stocks (95.2%)	Country	Shares/ $ Par	Value $ (000’s)

Industrial Goods and Services continued
Keyence Corp.	Japan	3,800	1,080
Koninklijke BAM Groep NV	Netherlands	16,655	1,393
Kubota Corp.	Japan	207,000	1,738
Meggitt PLC	United Kingdom	181,638	1,129
Metso Corp.	Finland	41,610	1,135
Neopost SA	France	15,015	1,500
OSG Corp.	Japan	58,600	1,214
SGS SA	Switzerland	1,610	1,354
Vinci SA	France	19,190	1,644
Volvo AB	Sweden	23,855	1,123

Total			23,849

Technology (12.0%)
Advantest Corp.	Japan	13,900	1,400
Axell Corp.	Japan	221	959
*Cap Gemini SA	France	29,650	1,186
Ericsson LM — B Shares	Sweden	354,690	1,217
*Gresham Computing PLC	United Kingdom	131,985	184
High Tech Computer Corp.	Taiwan	55,000	1,032
Hoya Corp.	Japan	41,000	1,473
*Humax Co., Ltd.	Korea	49,450	1,329
*Hynix Semiconductor, Inc.	Korea	44,870	1,551
Indra Sistemas SA	Spain	51,600	1,005
Infosys Technologies, Ltd.	India	20,295	1,351
*Kontron AG	Germany	101,351	893
Solomon Systech International, Ltd.	Hong Kong	3,077,000	1,270
*Sumco Corp.	Japan	24,500	1,285
Tamura Taiko Holdings, Inc.	Japan	89,000	736
*Tandberg Television ASA	Norway	98,205	1,294
*Telechips, Inc.	Korea	33,412	929
*United Test and Assembly Center, Ltd.	Singapore	2,451,000	1,076

Total			20,170

Telecommunications (0.7%)
Rogers Communications, Inc.	Canada	28,325	1,193

Total			1,193

Transportation (1.9%)
Canadian National Railway Co.	Canada	15,360	1,225
Kamigumi Co., Ltd.	Japan	99,000	878
Kuehne & Nagel International AG	Switzerland	3,710	1,043

Total			3,146

International Growth Portfolio

International Growth Portfolio

Foreign Common Stocks (95.2%)	Country	Shares/ $ Par	Value $ (000’s)

Utilities (2.7%)
Companhia de Concessoes Rodoviarias	Brazil	33,000	1,046
Enbridge, Inc.	Canada	25,295	787
Iberdrola SA	Spain	26,765	729
*Obrascon Huarte Lain Brasil SA	Brazil	60,590	659
RWE AG	Germany	17,975	1,326

Total			4,547

Total Foreign Common Stocks (Cost: $121,215)			159,406

Money Market Investments (4.5%)

Federal Government and Agencies (4.1%)
Federal Home Loan Bank Discount Corp., 3.30%, 1/3/06	United States	7,000,000	6,999

Total			6,999

Miscellaneous Business Credit Institutions (0.4%)
General Electric Capital, 3.95%, 1/3/06	United States	600,000	600

Total			600

Total Money Market Investments (Cost: $7,599)			7,599

Total Investments (99.7%) (Cost $128,814)(a)			167,005

Other Assets, Less Liabilities (0.3%)			545

Total Net Assets (100.0%)			167,550

*	Non-Income Producing

ADR after the name of a security represents — American Depository Receipt.

(a)	At December 31, 2005 the aggregate cost of securities for federal tax purposes (in thousands) was $129,126 and the net unrealized appreciation of investments based on that cost was $37,879 which is comprised of $38,936 aggregate gross unrealized appreciation and $1,057 aggregate gross unrealized depreciation.

Investment Percentage by Country:

Japan	22.1%
United Kingdom	9.6%
Germany	7.4%
Switzerland	6.6%
France	5.9%
Sweden	5.4%
Other	43.0%

Total	100.0%

The Accompanying Notes are an Integral Part of the Financial Statements.

International Growth Portfolio

Franklin Templeton International Equity Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term appreciation of capital through diversification into markets outside the United States	Participate in the growth of foreign economies by investing in securities with high long-term earnings potential relative to current market values.	$1.1 billion

The Franklin Templeton International Equity Portfolio seeks long term growth of capital. The Portfolio seeks to achieve this objective by investing primarily in equity securities of issuers from countries outside the U.S. The Portfolio’s strategy is to identify and invest in the undervalued stocks of foreign companies offering the greatest discounts to their long-term values. The strategy will reflect a bottom-up, value-oriented and long-term investment philosophy. In choosing equities, the Portfolio’s manager will focus on the market price of a company’s security in relation to its long-term earnings, asset value and cash flow potential. A company’s historical value measure, including price/earnings ratio, profit margins and liquidation value, also will be considered.

For the third year in a row, international stocks posted very healthy returns in 2005. The International Equity Portfolio had a total return of 11.52% for the year ended December 31, 2005, as compared to the MSCI EAFE Index, which returned 14.02%. (The EAFE Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The average return for the Portfolio’s peer group, International Value Funds, was 13.16% for the year ended December 31, 2005, according to Lipper Analytical Services, Inc. (“Lipper”), an independent mutual fund ranking agency.

The Portfolio’s slight underperformance relative to the Index can be attributed primarily to an underweighting in Japanese stocks. Our underweight position had helped performance earlier in 2005 as the market there languished for the first half of the year. During the third and fourth quarters, however, Japanese companies began reporting higher growth due to increased consumer spending. Consequently, Japanese stocks experienced a substantial run-up and our low relative weighting (approximately 10% of the Portfolio versus approximately 22% of the Index) hurt performance for the year overall.

On the positive side, weightings in several other countries positively impacted our return, particularly the Portfolio’s exposure to emerging market countries, which are not included in the Index. Holdings in South Korea, Hong Kong, Brazil and Mexico all helped performance in 2005. South Korea, in particular, experienced strong growth through most of the year.

Sector allocation played a mixed role in performance for 2005. A slight overweighting in Utilities, as well as good stock selection in that sector, added to the Portfolio’s return, as did overweight positions in Information Technology and Industrials. Sector weightings that hindered performance included underweightings in Consumer Discretionary, Consumer Staples, Financials (particularly the lack of Japanese banks in the Portfolio) and Materials.

Individual stocks that added to the Portfolio’s return in 2005 included Vestas Wind Systems in Denmark, which is the world’s largest producer of wind power. Although the stock gave back some of its gains during the fourth quarter, the stock had appreciated approximately 100% earlier in the year. The fourth quarter price volatility can be attributed to capacity issues — the company was not able to keep up with strong demand — which we believe will be addressed in 2006. Kookmin Bank in South Korea also continued to perform well, doubling its stock price during 2005 as the company resolved credit card issues and the stock was re-rated. Samsung Electronics, also in South Korea and a very competitive global IT company, also performed well.

One stock that produced disappointing returns in 2005 was Domtar, Inc., a Canadian paper company that has been under pressure on the currency front and has not yet performed up to our expectations. The stock is currently trading at low levels, but we will continue to hold it. During 2005, we switched out of several Materials companies, including CVRD based in Brazil, the world’s largest producer of iron ore, and BHP Billiton Ltd., an Australian materials company. Those assets were reinvested in several paper companies, which we believe will do well going forward as they have taken costs out of their processes, rationalized away excess capacity and have good cash flow and are trading at a discount to other material companies and cyclical stocks, in general. We also took profits in several Industrials and Materials stocks, sectors which have had strong performance over the past several years, and reinvested those assets in Electricite de France (EDF), the largest French electric utility, and in two Taiwanese technology stocks, Compal Electronics and Lite-On Technology.

Heading into 2006, we believe the international markets continue to hold value versus the U.S. market, as many international companies — especially in Europe — continue their cost-cutting efforts. These restructuring efforts should help drive corporate profits and add to performance. We plan to maintain our current exposure of approximately 10% of assets to emerging market countries, where we believe the markets look very interesting both in terms of growth potential and currency valuations. We expect to see continued growth in Asia, particularly in China. While that country’s growth rate may slow to 7% vs. the current 11%, we do not foresee a hard landing for the Chinese economy. Although the Japanese market has performed well lately, we maintain reservations about the management of Japanese companies, and would like to see changes there before investing more of the Portfolio’s assets in that country.

Franklin Templeton International Equity Portfolio

Franklin Templeton International Equity Portfolio

This chart assumes an initial investment of $10,000 made on 12/31/95. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Total returns, which reflect deduction of charges for the separate account are shown beginning on page iv of the Performance Summary of the Separate Account report.

As depicted in the graph, the Franklin Templeton International Equity Portfolio is compared against the Morgan Stanley Capital International EAFE (“Europe-Australasia-Far East”) Index. The MSCI EAFE® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. As of December 31, 2005 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The objective of the Index is to reflect the movements of stock markets in these countries by representing an unmanaged (indexed) portfolio within each country. . The Index is constructed so that companies chosen represent about 60% of market capitalization in each market; industry composition of the market is reflected; and a cross section of large, medium, and small capitalization stocks are included, taking into account liquidity concerns. The Index is calculated in U.S. dollars. The Index cannot be invested in directly and does not include administrative expenses or sales charges.

The Lipper Variable Insurance Products (VIP) International Value Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of Funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. Value funds typically have a below-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. BMI. Source: Lipper, Inc.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards.

Allocation is based on percentage of equities.

Allocation and Top 10 Holdings is subject to change.

Franklin Templeton International Equity Portfolio

Franklin Templeton International Equity Portfolio

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 to December 31, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During Period July 1, 2005 to December 31, 2005*
Actual	$1,000.00	$1,120.60	$3.82
Hypothetical (5% return before expenses)	$1,000.00	$1,021.30	$3.64

*	Expenses are equal to the Fund’s annualized expense ratio of 0.71%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Franklin Templeton International Equity Portfolio

Franklin Templeton International Equity Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2005

Foreign Common Stock (93.7%)	Country	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (10.1%)
Accor SA	France	173,000	9,481
British Sky Broadcasting Group PLC	United Kingdom	1,225,270	10,444
Compass Group PLC	United Kingdom	1,478,070	5,595
Fuji Photo Film Co., Ltd.	Japan	159,300	5,264
GKN PLC	United Kingdom	2,091,540	10,341
Koninklijke (Royal) Philips Electronics NV	Netherlands	449,135	13,907
Michelin SA — Class B	France	156,780	8,780
Pearson PLC	United Kingdom	697,770	8,236
Reed Elsevier NV	Netherlands	645,340	8,982
Sony Corp.	Japan	200,900	8,204
Valeo SA	France	135,280	5,012
VNU NV	Netherlands	174,170	5,754
Volkswagen AG	Germany	230,450	12,126
Wolters Kluwer NV	Netherlands	166,630	3,357

Total			115,483

Consumer Staples (3.1%)
Boots Group PLC	United Kingdom	601,970	6,252
Cadbury Schweppes PLC	United Kingdom	1,086,340	10,248
Nestle SA	Switzerland	38,980	11,624
Unilever PLC	United Kingdom	773,990	7,660

Total			35,784

Energy (5.6%)
BP PLC	United Kingdom	1,037,940	11,030
ENI SPA	Italy	414,535	11,456
Repsol YPF SA	Spain	493,680	14,366
Royal Dutch Shell	United Kingdom	410,435	13,092
SBM Offshore NV	Netherlands	112,800	9,081
Total SA	France	21,182	5,302

Total			64,327

Financials (20.1%)
ACE, Ltd.	Bermuda	234,580	12,536
Australia & New Zealand Banking Group, Ltd.	Australia	89,588	1,574
AXA SA	France	460,957	14,822
*Banca Nazionale Del Lavoro SPA	Italy	1,613,611	5,301
Banco Santander Central Hispano SA	Spain	906,009	11,916
Cheung Kong Holdings, Ltd.	Hong Kong	1,035,000	10,632

Foreign Common Stock (93.7%)	Country	Shares/ $ Par	Value $ (000’s)

Financials continued
DBS Group Holdings, Ltd.	Singapore	1,192,000	11,828
HSBC Holdings PLC	United Kingdom	530,937	8,518
ING Groep NV	Netherlands	436,000	15,069
Kookmin Bank	South Korea	226,500	16,999
Lloyds TSB Group PLC	United Kingdom	1,165,150	9,771
National Australia Bank, Ltd.	Australia	514,532	12,229
Nomura Holdings, Inc.	Japan	332,400	6,365
Nordea Bank AB — FDR	Sweden	1,651,590	17,201
Riunione Adriatica Di Sicurta SPA	Italy	447,283	10,779
Royal Bank of Scotland Group PLC	United Kingdom	303,290	9,138
Sompo Japan Insurance, Inc.	Japan	1,103,000	14,905
Standard Chartered	United Kingdom	370,360	8,234
Swire Pacific, Ltd. — Class A	Hong Kong	1,276,500	11,442
Swiss Reinsurance Co.	Switzerland	170,200	12,423
XL Capital, Ltd. — Class A	Bermuda	94,850	6,391

Total			228,073

Health Care (5.2%)
*CK Life Sciences International, Inc.	Hong Kong	29,640	4
GlaxoSmithKline PLC	United Kingdom	365,910	9,228
Mayne Pharma, Ltd.	Australia	10	0
Olympus Corp.	Japan	236,500	6,212
Ono Pharmaceutical Co., Ltd.	Japan	94,800	4,281
SANOFI-AVENTIS	France	164,625	14,369
Shire PLC	United Kingdom	1,124,010	14,357
Symbion Health, Ltd.	Australia	10	0
Takeda Pharmaceutical Co., Ltd.	Japan	208,500	11,270

Total			59,721

Industrials (16.2%)
Adecco SA	Switzerland	124,930	5,744
Atlas Copco AB	Sweden	665,280	14,796
BAE Systems PLC	United Kingdom	3,411,020	22,354
*British Airways PLC	United Kingdom	1,228,800	7,046

Franklin Templeton International Equity Portfolio

Franklin Templeton International Equity Portfolio

Foreign Common Stock (93.7%)	Country	Shares/ $ Par	Value $ (000’s)

Industrials continued
Deutsche Post AG	Germany	602,100	14,545
East Japan Railway Co.	Japan	876	6,019
Empresa Brasiliera De Aeronautica SA, ADR	Brazil	148,150	5,793
Hutchison Whampoa, Ltd.	Hong Kong	1,081,000	10,303
KCI Konecranes International PLC	Finland	302,500	14,851
Rentokil Initial PLC	United Kingdom	2,672,940	7,503
ROLLS-ROYCE Group PLC	United Kingdom	1,916,990	14,069
Securitas AB — Class B	Sweden	652,300	10,819
Smiths Group PLC	United Kingdom	480,490	8,628
Societe Bic SA	France	173,740	10,298
Toto, Ltd.	Japan	873,000	7,374
*Vestas Wind Systems A/S	Denmark	835,280	13,672
Volvo AB — Class B	Sweden	199,840	9,404

Total			183,218

Information Technology (7.8%)
*Celestica, Inc.	Canada	415,600	4,390
*Check Point Software Technologies, Ltd.	Israel	387,430	7,787
Compal Electronics, Inc.	Taiwan	5,804,925	5,232
Hitachi, Ltd.	Japan	1,198,000	8,069
LITE-ON Technology	Taiwan	4,872,000	6,638
Mabuchi Motor Co., Ltd.	Japan	84,600	4,695
Nintendo Co., Ltd.	Japan	64,600	7,799
Samsung Electronics Co., Ltd.	South Korea	46,140	29,885
Toshiba Corp.	Japan	2,350,000	14,017

Total			88,512

Materials (11.2%)
Akzo Nobel NV	Netherlands	234,050	10,808
Alcan, Inc.	Canada	432,060	17,666
Alumina, Ltd.	Australia	1,908,930	10,390
BASF AG	Germany	206,800	15,785
Bayer AG	Germany	263,150	10,954
BHP Billiton, Ltd.	Australia	836,900	13,966
Cia Vale Do Rio Doce, ADR	Brazil	281,760	10,214
Domtar, Inc.	Canada	1,006,610	5,782
Norske Skogindustrier ASA	Norway	978,371	15,496

Foreign Common Stock (93.7%)	Country	Shares/ $ Par	Value $ (000’s)

Materials continued
Stora Enso OYJ — Class R	Finland	658,140	8,881
UPM-KYMMENE Corp.	Finland	394,760	7,711

Total			127,653

Telecommunication Services (8.2%)
BCE, Inc.	Canada	430,910	10,281
Chunghwa Telecom, ADR	Taiwan	295,520	5,423
KT Corp., ADR	South Korea	385,100	8,299
Nippon Telegraph & Telephone Corp.	Japan	1,930	8,765
Portugal Telecom SA	Portugal	632,670	6,381
SK Telecom, Ltd., ADR	South Korea	322,890	6,551
Telefonica SA, ADR	Spain	261,588	11,777
Telefonos De Mexico SA, ADR	Mexico	514,688	12,702
Telenor ASA	Norway	1,208,610	11,825
Vodafone Group PLC	United Kingdom	5,286,750	11,390

Total			93,394

Utilities (6.2%)
E.ON AG	Germany	146,700	15,122
*Electricite De France	France	136,170	5,137
Endesa SA	Spain	211,210	5,536
Hong Kong Electric Holdings, Ltd.	Hong Kong	1,549,500	7,684
Iberdrola SA	Spain	387,080	10,542
Korea Electric Power Corp.	South Korea	224,850	8,454
National Grid PLC	United Kingdom	666,512	6,505
Suez SA	France	383,320	11,891

Total			70,871

Total Foreign Common Stock (Cost: $760,604)			1,067,036

Money Market Investment (6.1%)

Autos (1.7%)
FCAR Owner Trust, 4.32%, 1/20/06	United States	10,000,000	9,977
New Center Asset Trust, 4.28%, 1/25/06	United States	10,000,000	9,971

Total			19,948

Franklin Templeton International Equity Portfolio

Franklin Templeton International Equity Portfolio

Money Market Investment (6.1%)	Country	Shares/ $ Par	Value $ (000’s)

Finance Lessors (1.7%)
Ranger Funding Co. LLC, 4.32%, 1/23/06	United States	10,000,000	9,974
Windmill Funding Corp., 4.30%, 1/11/06	United States	10,000,000	9,988

Total			19,962

Finance Services (0.9%)
Bryant Park Funding LLC, 4.31%, 1/26/06	United States	10,000,000	9,970

Total			9,970

Miscellaneous Business Credit Institutions (0.9%)
General Electric Capital, 3.95%, 1/3/06	United States	10,100,000	10,098

Total			10,098

Short Term Business Credit (0.9%)
Old Line Funding Corp., 4.26%, 1/24/06	United States	10,000,000	9,973

Total			9,973

Total Money Market Investment (Cost: $69,951)			69,951

Total Investments (99.8%) (Cost $830,555)(a)			1,136,987

Other Assets, Less Liabilities (0.2%)			2,273

Total Net Assets (100.0%)			1,139,260

*	Non-Income Producing

ADR after the name of a security represents — American Depository Receipt.

(a)	At December 31, 2005 the aggregate cost of securities for federal tax purposes (in thousands) was $832,438 and the net unrealized appreciation of investments based on that cost was $304,549 which is comprised of $329,288 aggregate gross unrealized appreciation and $24,739 aggregate gross unrealized depreciation.

Investment Percentage by Country:

United Kingdom	19.3%
Japan	9.9%
France	7.5%
South Korea	6.2%
Germany	6.0%
Netherlands	5.9%
Other	45.2%

Total	100.0%

The Accompanying Notes are an Integral Part of the Financial Statements.

Franklin Templeton International Equity Portfolio

AllianceBernstein Mid Cap Value Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital and current income	Invest primarily in the equity securities of mid-sized companies that are believed to be undervalued.	$98 million

The primary investment objective of the AllianceBernstein Mid Cap Value Portfolio is long-term capital growth. The Portfolio invests primarily in a diversified portfolio of equities of mid-sized companies that are believed to be undervalued. The Portfolio’s investment policies emphasize investment in companies that are determined by Alliance to be undervalued, using Bernstein’s fundamental value approach. In selecting investments, management uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

The Portfolio underperformed its benchmark for the twelve months ended December 31, 2005. The Portfolio returned 5.46% for the year, compared to 8.11% on the Russell 2500 Index. While the Portfolio experienced positive security selection, it was not enough to offset negative sector selection during the year. Contributing to the Portfolio’s underperformance were underweighted positions in the construction & housing, technology and energy sectors, in addition to an overweighted position in the consumer cyclicals sector. Positive security selection was most pronounced in the consumer cyclicals, construction & housing and transportation sectors. The decline in energy prices gave investors a renewed sense of confidence in consumer spending and economic growth which benefited our pro-cyclical holdings. This trend was not enough to offset concerns about declining auto sales by North American producers and the biggest detractor to performance in the fourth quarter was the Portfolio’s holdings in supplier of parts to the auto industry.

Some of 2005’s top individual contributors were Payless Shoesource, Office Depot, Reliance Steel, Quanta, and Pacificare Health Systems. Some specific detractors from the Portfolio’s performance included Dana Corp., Arvinmeritor, Pogo Producing Co., Andrew Corp., and American Axle & Manufacturing.

After six years of outperformance versus large-caps, small-caps now trade at relatively high valuations versus their larger peers. Indeed, the average smaller cap company now trades at a 21% premium to their long-term average P/E, while large-cap firms are at just an 8% premium. Smaller firms’ high relative valuations may partly reflect reasonable expectations that smaller firms are the most likely to be the acquisition targets of cash-rich larger firms. They also seem, however, to incorporate unrealistic earnings growth expectations - in the last two years, small-caps’ earnings growth has lagged that of larger companies but their relative valuations have not.

These expectations are likely to be unmet in our view. Companies of all sizes are delivering higher average return on equity than usual, and the share of companies earning strong returns has never been higher. Mean reversion is a powerful force. Thus, it seems reasonable to us to have lower expectations for small-caps’ relative performance. Nonetheless, we advocate that clients maintain their strategic asset allocation to the asset class: trying to time market-cap styles is high risk and rarely successful.

Within the small/mid-cap universe, we are seeing a continuation of the themes witnessed in the third quarter. U.S. economic growth is moderating, but still strong; corporate profits and cash flows remain near their historical highs, and balance sheets are better than they’ve been in decades. Not surprisingly, perhaps, the capital markets have become quite complacent in this environment: market volatility is unusually low around the world, credit spreads are tight, and equity valuation spreads are compressed in two ways. Small-cap stocks are trading at a much smaller discount than usual to large-caps, despite small-caps’ generally weaker balance sheets, lower diversification, and higher volatility over time. Furthermore, within both the small-cap and large-cap realms, the cheapest stocks are trading at unusually small discounts to the most expensive, reducing the value opportunity.

In this environment, we are following a two-pronged strategy: We are focusing our research on identifying those value opportunities that are available. For example, in the fourth quarter, we began buying two companies that can be characterized as restructuring plays — Felcor Lodging Trust and Celestica — in interesting, but fairly small, market niches: the lodging segment of real estate investment trusts and the electronic manufacturing services segment of technology, respectively.

Second, we are proportioning the risk we take to the size of opportunity available, reflected in a decline in the portfolio’s tracking error. The two tactics are intertwined: with few cyclical or industrial stresses creating broad value themes, our active sector weights have become relatively low. Over the past year, we have trimmed our overweighted positions in cyclical stocks — most notably capital goods and consumer stocks — as they have outperformed. We have also begun to moderate our underweighted position in financials, most notably in real estate. The one sizable active bet in our portfolios is our pronounced tilt to the higher-quality, larger-cap stocks within the small-cap realm.

AllianceBernstein Mid Cap Value Portfolio

AllianceBernstein Mid Cap Value Portfolio

This chart assumes an initial investment of $10,000 made on 5/1/03 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sales loads and account fees. Total returns, which reflect deduction of charges for the separate account are shown beginning on page iv of the Performance Summary of the Separate Account report.

The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. These 3,000 companies represent approximately 98% of the investable US equity market. As of the latest reconstitution, the average market capitalization of companies in the Russell 3000 was approximately $4.8 billion; the median market capitalization was approximately $944.7 million. Market capitalization of companies in the Index ranged from $386.9 billion to $182.6 million. The index cannot be invested in directly and does not include sales charges.

The Russell 2500 Index represents approximately 16% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization of companies in the Russell 2500 was approximately $1.1 billion; the median market capitalization was approximately $705.8 million. The largest company in the Index had an approximate market capitalization of $4.5 billion.

The Lipper Variable Insurance Products (VIP) Mid Cap Value Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index. Source: Lipper, Inc.

Investing in small company stocks involves a greater degree of risk than investing in medium or large company stocks.

Investing in medium company stocks involves a greater degree of risk than investing in large company stocks.

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

AllianceBernstein Mid Cap Value Portfolio

AllianceBernstein Mid Cap Value Portfolio

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 to December 31, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During Period July 1, 2005 to December 31, 2005*
Actual	$1,000.00	$1,050.70	$4.51
Hypothetical (5% return before expenses)	$1,000.00	$1,020.50	$4.45

*	Expenses are equal to the Fund’s annualized expense ratio of 0.87%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AllianceBernstein Mid Cap Value Portfolio

AllianceBernstein Mid Cap Value Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2005

Common Stocks (94.9%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (18.6%)
ArvinMeritor, Inc.	31,900	459
*AutoNation, Inc.	45,800	995
Beazer Homes USA, Inc.	18,600	1,355
Borders Group, Inc.	50,300	1,090
BorgWarner, Inc.	14,400	873
Dana Corp.	71,700	515
*Insight Enterprises, Inc.	18,400	361
*The Interpublic Group of Companies, Inc.	111,100	1,072
*Jack in the Box, Inc.	36,600	1,278
Jones Apparel Group, Inc.	34,800	1,069
Liz Claiborne, Inc.	27,400	981
*Office Depot, Inc.	46,500	1,461
*Papa John’s International, Inc.	8,700	516
*Payless ShoeSource, Inc.	50,100	1,258
The Reader’s Digest Association, Inc. —Class A	61,500	936
Reebok International, Ltd.	9,500	553
*TRW Automotive Holdings Corp.	54,100	1,426
*Vail Resorts, Inc.	36,000	1,189
VF Corp.	13,900	769

Total		18,156

Consumer Staples (5.9%)
*BJ’s Wholesale Club, Inc.	39,000	1,153
Corn Products International, Inc.	18,200	435
*Del Monte Foods Co.	124,800	1,302
*Performance Food Group Co.	43,800	1,243
Universal Corp.	36,400	1,577

Total		5,710

Energy (4.1%)
Pogo Producing Co.	19,100	951
Rowan Companies, Inc.	46,500	1,658
*SEACOR Holdings, Inc.	13,900	947
Todco — Class A	12,200	464

Total		4,020

Financials (19.6%)
A.G. Edwards, Inc.	35,600	1,668
Astoria Financial Corp.	45,950	1,351
Central Pacific Financial Corp.	38,400	1,379
Digital Realty Trust, Inc.	21,400	484
FelCor Lodging Trust, Inc.	60,900	1,048
MAF Bancorp, Inc.	30,600	1,266
Old Republic International Corp.	64,000	1,681
Platinum Underwriters Holdings, Ltd.	45,700	1,420
Popular, Inc.	36,450	771
Radian Group, Inc.	31,700	1,857
RenaissanceRe Holdings, Ltd.	10,100	446
Sovereign Bancorp, Inc.	38,600	835
StanCorp Financial Group, Inc.	38,000	1,898
TD Banknorth, Inc.	5,880	171
UnionBanCal Corp.	17,000	1,168

Common Stocks (94.9%)	Shares/ $ Par	Value $ (000’s)

Financials continued
Washington Federal, Inc.	37,400	860
Whitney Holding Corp.	30,150	831

Total		19,134

Health Care (4.7%)
Owens & Minor, Inc.	53,550	1,474
PerkinElmer, Inc.	80,600	1,899
Universal Health Services, Inc. — Class B	26,000	1,215

Total		4,588

Industrials (19.8%)
*Alaska Air Group, Inc.	20,400	729
CNF, Inc.	31,700	1,772
Cooper Industries, Ltd. — Class A	12,000	876
GATX Corp.	42,100	1,519
*The Genlyte Group, Inc.	9,100	487
Goodrich Corp.	37,000	1,521
Harsco Corp.	9,700	655
Hughes Supply, Inc.	31,700	1,136
Laidlaw International, Inc.	61,200	1,422
*Moog, Inc. — Class A	45,000	1,277
Mueller Industries, Inc.	34,600	949
PACCAR, Inc.	9,750	675
*Quanta Services, Inc.	135,800	1,789
SPX Corp.	29,200	1,336
*Terex Corp.	23,300	1,384
*United Stationers, Inc.	14,500	703
*URS Corp.	27,600	1,038

Total		19,268

Information Technology (8.6%)
*ADC Telecommunications, Inc.	33,571	750
*Andrew Corp.	105,000	1,127
*Arrow Electronics, Inc.	30,400	974
AVX Corp.	23,700	343
*Celestica, Inc.	140,400	1,483
IKON Office Solutions, Inc.	89,100	928
*Sanmina-SCI Corp.	124,900	532
*Tech Data Corp.	18,000	714
*Vishay Intertechnology, Inc.	110,700	1,522

Total		8,373

Materials (6.9%)
Albemarle Corp.	10,200	391
Ball Corp.	19,200	763
*Chaparral Steel Co.	8,300	251
Chemtura Corp.	35,000	445
Cytec Industries, Inc.	15,800	753
*Owens-Illinois, Inc.	42,100	886
Reliance Steel & Aluminum Co.	24,600	1,503
Silgan Holdings, Inc.	35,600	1,285
Texas Industries, Inc.	8,300	414

Total		6,691

AllianceBernstein Mid Cap Value Portfolio

AllianceBernstein Mid Cap Value Portfolio

Common Stocks (94.9%)	Shares/ $ Par	Value $ (000’s)

Telecommunication Services (0.5%)
*Centennial Communications, Corp.	32,500	504

Total		504

Utilities (6.2%)
*Allegheny Energy, Inc.	57,500	1,820
Northeast Utilities	32,800	646
PNM Resources, Inc.	22,800	558
Puget Energy, Inc.	68,700	1,403
Wisconsin Energy Corp.	34,000	1,328
WPS Resources Corp.	6,100	337

Total		6,092

Total Common Stocks (Cost: $80,184)		92,536

Money Market Investments (4.6%)

Federal Government & Agencies (4.1%)
Federal Home Loan Bank Discount Corp., 3.30%, 1/3/06	4,000,000	3,999

Total		3,999

Money Market Investments (4.6%)	Shares/ $ Par	Value $ (000’s)

Miscellaneous Business Credit Institutions (0.5%)
General Electric Capital, 3.95%, 1/3/06	500,000	500

Total		500

Total Money Market Investments (Cost: $4,499)		4,499

Total Investments (99.5%) (Cost $84,683)(a)		97,035

Other Assets, Less Liabilities (0.5%)		522

Total Net Assets (100.0%)		97,557

*	Non-Income Producing

ADR after the name of a security represents — American Depository Receipt.

(a)	At December 31, 2005 the aggregate cost of securities for federal tax purposes (in thousands) was $84,708 and the net unrealized appreciation of investments based on that cost was $12,327 which is comprised of $14,706 aggregate gross unrealized appreciation and $2,379 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

AllianceBernstein Mid Cap Value Portfolio

Index 400 Stock Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term capital appreciation through cost-effective participation in broad market performance	Invest in a portfolio designed to approximate the composition and returns of the S&P MidCap 400 Index.	$491 million

The Index 400 Stock Portfolio seeks investment results that approximate the performance of the Standard & Poor’s MidCap 400 Composite Stock Price Index by investing in stocks included in the S&P MidCap 400 Index, which is composed of 400 common stocks. The S&P MidCap 400 Index does not include the very large issues that account for most of the weighting in the S&P 500® Index. Most of the companies in the S&P MidCap 400 Index have a market value in the range of $750 million to $5 billion. The Portfolio’s strategy is to capture mid-cap market performance by investing in a portfolio modeled after a mid-cap stock index. The Portfolio invests in stocks included in the S&P MidCap 400 Index in proportion to their weightings in the Index, and may buy or sell securities after announced changes in the Index but before or after the effective date of the changes to attempt to achieve higher correlation with the Index. The Index 400 Stock Portfolio is not managed in the traditional sense using economic, financial and market analysis. A computer program is used to determine which stocks are to be purchased or sold to achieve the Portfolio’s objective. Therefore, the Portfolio remains neutral relative to the benchmark in terms of economic sectors, market capitalization and growth and value styles of investing. The Portfolio will, to the extent feasible, remain full invested, and cash flows are invested promptly to attempt to minimize their impact on returns. The Portfolio may purchase Index futures contracts in amounts approximating the cash held in the Index.

For the year ended December 31, 2005, the Index 400 Stock Portfolio had a return of 12.37%, slightly behind the return on the S&P MidCap 400 Index of 12.56%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) Portfolio performance slightly lagged the S&P 400 MidCap Index due to transaction costs, administrative expenses, cash flow effects and holdings of stock index futures contracts. The average return for the Portfolio’s peer group, Mid- Cap Core Funds, was 11.77% for the same period, according to Lipper Analytical Services, Inc. (“Lipper”), an independent mutual fund ranking agency. However, the Mid-Cap Core Funds peer group is not strictly comparable to the Index 400 Stock Portfolio because many of the portfolios in the group are actively managed.

The U.S. stock market advanced overall for the third consecutive year in 2005, though returns were lower than in the previous two years. Despite rising oil prices, higher short-term interest rates, and two devastating Gulf Coast hurricanes, stocks rallied thanks to solid economic growth, brisk merger activity, and better-than-expected corporate earnings. Stocks were positive overall in 2005, but mid-cap stocks were the clear winners, returning 12.56% as measured by the S&P MidCap 400 Index. As a group, mid-caps benefited from good earnings growth and better liquidity that allows for higher trading volume. Small-cap stocks gained 7.68% for the year, as measured by the S&P SmallCap 600 Index, while the broader stock market returned 4.91%, as measured by the S&P 500 Index.

Of the ten industry sectors within the MidCap 400 Index, all but one sector showed substantial gains in 2005. The strongest sector again in 2005 was Energy (up 49.06%), which continued to benefit from rising oil and natural gas prices and strong demand for energy worldwide. Health Care also had strong performance (up 18.00%), led by biotech stocks and new product announcements in medical technology. Other sectors with above average returns were Consumer Staples (up 15.91%), Industrials (up 11.91%), Utilities (up 10.07%), Financials (up 9.94%) and Technology (up 8.64%). Consumer Discretionary (up 3.08%) and Materials (up 2.94%) also made modest gains. Telecommunication Services (down 9.96%) was the one negative for the year. The sector was hurt as deregulation and increased competition from non-traditional suppliers put pressure on the profitability of Telecom companies.

As we seek to track the performance and weightings of stocks in the S&P MidCap 400 Index, we make changes to the Portfolio’s holdings as the Index changes. Such changes occur as companies go public or private, merge, divest or have major changes in market capitalization. Additionally, Standard & Poor’s adjusts the Index to better reflect the companies that are most representative of the composition of the U.S. economy. During 2005, there were 29 stocks added to the S&P MidCap 400 Index. Those added in the fourth quarter were Affymetrix Inc., Southwestern Energy, Navigant Consulting, Quicksilver Resources Inc., Mine Safety Appliance Co., Cathay General Bancorp, MSC Industrial Direct Co., Inc., GameStop Corp., Ingram Micro Inc., and Beazer Homes USA, Inc. During the year, 30 companies were eliminated from the Index. Those eliminated in the fourth quarter were Whole Foods Market, PacifiCare Health Systems, Inc., York, Int’l., Macromedia Inc., LTX Corp., Krispy Kreme Doughnuts, Inc., Patterson Cos. Inc., Keane Inc., Neiman-Marcus Group Inc., and Lennar Corp.

Currently, we view mid-cap stocks as fairly valued and, as we head into 2006, would expect some pull back in the near term. Large capitalization companies are currently attractively valued versus mid- and small-cap stocks, as they have underperformed those segments of the market for several years.

Index 400 Stock Portfolio

Index 400 Stock Portfolio

This chart assumes an initial investment of $10,000 made on 4/30/99 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sales loads and account fees. Total returns, which reflect deduction of charges for the separate account are shown beginning on page iv of the Performance Summary of the Separate Account report.

Indices are unmanaged, cannot be invested in directly and do not include expenses or sales charges.

The S&P MidCap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market. As of December 31, 2005, the 400 companies in the composite had a median market capitalization of $2.6 billion and a total market value of $1.1 trillion. The MidCap 400 represents approximately 5.8% of the market value of the Compustat’s database of about 9,400 equities. The index cannot be invested in directly and does not include sales charges.

The Lipper Variable Insurance Products (VIP) Mid Cap Core Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index. Source: Lipper, Inc.

“Standard & Poor’s®”, “S&P®”, “S&P MidCap 400 Index”, “Standard & Poor’s MidCap 400 Index”, “S&P 500” and “Standard & Poor’s 500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by The Northwestern Mutual Life Insurance Company. The funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the funds.

Sector Allocation is based on equities.

Sector Allocation and Top 10 Holdings are subject to change.

Index 400 Stock Portfolio

Index 400 Stock Portfolio

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 to December 31, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During Period July 1, 2005 to December 31, 2005*
Actual	$1,000.00	$1,082.60	$1.35
Hypothetical (5% return before expenses)	$1,000.00	$1,023.60	$1.32

*	Expenses are equal to the Fund’s annualized expense ratio of 0.26%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Index 400 Stock Portfolio

Index 400 Stock Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2005

Common Stocks (95.0%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (15.4%)
*99 Cents Only Stores	20,333	213
Abercrombie & Fitch Co. — Class A	37,200	2,425
*Advance Auto Parts, Inc.	46,000	1,999
*Aeropostale, Inc.	23,100	608
American Eagle Outfitters, Inc.	55,900	1,285
American Greetings Corp. — Class A	27,900	613
*AnnTaylor Stores Corp.	30,850	1,065
Applebee’s International, Inc.	32,400	732
ArvinMeritor, Inc.	29,850	430
Bandag, Inc.	5,000	213
Barnes & Noble, Inc.	22,400	956
Beazer Homes USA, Inc.	17,500	1,275
Belo Corp. — Class A	40,200	861
Blyth, Inc.	11,300	237
Bob Evans Farms, Inc.	15,200	351
Borders Group, Inc.	28,400	615
BorgWarner, Inc.	24,200	1,467
Boyd Gaming Corp.	18,600	886
Brinker International, Inc.	36,550	1,413
Callaway Golf Co.	27,900	386
*Career Education Corp.	41,600	1,403
*CarMax, Inc.	44,500	1,232
Catalina Marketing Corp.	16,700	423
CBRL Group, Inc.	19,900	699
*The Cheesecake Factory, Inc.	33,350	1,247
*Chico’s FAS, Inc.	76,900	3,377
Claire’s Stores, Inc.	42,200	1,233
*Corinthian Colleges, Inc.	38,800	457
*DeVry, Inc.	24,900	498
*Dollar Tree Stores, Inc.	45,200	1,082
*Education Management Corp.	28,400	952
*Emmis Communications Corp. — Class A	15,660	312
*Entercom Communications Corp.	16,200	481
Foot Locker, Inc.	66,300	1,564
Furniture Brands International, Inc.	21,600	482
*Gamestop Corp. — Class A	24,300	773
Gentex Corp.	66,000	1,287
GTECH Holdings Corp.	53,200	1,689
Harman International Industries, Inc.	28,000	2,739
Harte-Hanks, Inc.	24,150	637
*Hovnanian Enterprises, Inc. — Class A	15,200	755
International Speedway Corp. — Class A	15,000	719
*ITT Educational Services, Inc.	16,100	952
*Laureate Education, Inc.	21,119	1,109
Lear Corp.	28,500	811
Lee Enterprises, Inc.	19,300	712
Media General, Inc. — Class A	10,200	517
Michaels Stores, Inc.	56,800	2,009
Modine Manufacturing Co.	14,600	476
*Mohawk Industries, Inc.	22,500	1,957
*O’Reilly Automotive, Inc.	47,600	1,524
Outback Steakhouse, Inc.	27,900	1,161
*Pacific Sunwear of California, Inc.	31,500	785

Common Stocks (95.0%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary continued
*Payless ShoeSource, Inc.	29,142	731
PETsMART, Inc.	59,700	1,532
Pier 1 Imports, Inc.	36,800	321
Polo Ralph Lauren Corp.	25,800	1,448
The Reader’s Digest Association, Inc.	41,900	638
Regis Corp.	19,200	741
*Rent-A-Center, Inc.	30,200	570
Ross Stores, Inc.	61,400	1,774
Ruby Tuesday, Inc.	26,600	689
The Ryland Group, Inc.	19,900	1,435
*Saks, Inc.	59,100	996
*Scholastic Corp.	15,200	433
*Sotheby’s Holdings, Inc. — Class A	19,100	351
Thor Industries, Inc.	14,700	589
*The Timberland Co. — Class A	23,300	758
*Toll Brothers, Inc.	50,300	1,742
Tupperware Brands Corp.	22,700	508
*Urban Outfitters, Inc.	46,900	1,187
*Valassis Communications, Inc.	20,200	587
The Washington Post Co. — Class B	2,500	1,913
Westwood One, Inc.	27,900	455
*Williams-Sonoma, Inc.	49,100	2,119

Total		75,601

Consumer Staples (2.2%)
*BJ’s Wholesale Club, Inc.	28,700	848
Church & Dwight Co., Inc.	27,350	903
*Dean Foods Co.	57,214	2,156
*Energizer Holdings, Inc.	27,800	1,384
Hormel Foods Corp.	31,000	1,013
The J.M. Smucker Co.	24,796	1,091
Lancaster Colony Corp.	10,800	400
PepsiAmericas, Inc.	26,100	607
Ruddick Corp.	14,800	315
*Smithfield Foods, Inc.	42,000	1,285
Tootsie Roll Industries, Inc.	10,713	310
Universal Corp.	10,900	473

Total		10,785

Energy (9.1%)
Arch Coal, Inc.	27,500	2,186
*Cooper Cameron Corp.	48,200	1,995
*Denbury Resources, Inc.	48,700	1,109
ENSCO International, Inc.	65,100	2,887
*FMC Technologies, Inc.	29,269	1,256
*Forest Oil Corp.	23,200	1,057
*Grant Prideco, Inc.	54,600	2,409
*Hanover Compressor Co.	39,000	550
Helmerich & Payne, Inc.	22,100	1,368
*Newfield Exploration Co.	54,100	2,709
Noble Energy, Inc.	74,400	2,998
Overseas Shipholding Group, Inc.	12,600	635
Patterson-UTI Energy, Inc.	73,400	2,419

Index 400 Stock Portfolio

Index 400 Stock Portfolio

Common Stocks (95.0%)	Shares/ $ Par	Value $ (000’s)

Energy continued
Peabody Energy Corp.	55,900	4,608
Pioneer Natural Resources Co.	54,600	2,799
*Plains Exploration & Production Co.	33,300	1,323
Pogo Producing Co.	25,500	1,270
*Pride International, Inc.	67,300	2,069
*Quicksilver Resources, Inc.	28,400	1,193
Smith International, Inc.	85,200	3,163
*Southwestern Energy Co.	65,300	2,347
Tidewater, Inc.	25,700	1,143
Western Gas Resources, Inc.	24,400	1,149

Total		44,642

Financials (17.6%)
A.G. Edwards, Inc.	32,600	1,528
(b)AMB Property Corp.	36,300	1,785
American Financial Group, Inc.	19,800	759
*AmeriCredit Corp.	58,600	1,502
AmerUs Group Co.	16,400	929
Arthur J. Gallagher & Co.	40,500	1,251
Associated Banc-Corp.	57,963	1,887
Astoria Financial Corp.	37,500	1,103
Bank of Hawaii Corp.	21,800	1,124
Brown & Brown, Inc.	47,300	1,445
Cathay General Bancorp	21,300	766
City National Corp.	17,700	1,282
The Colonial BancGroup, Inc.	65,500	1,560
Commerce Bancorp, Inc.	73,800	2,538
Cullen/Frost Bankers, Inc.	20,100	1,079
Developers Diversified Realty Corp.	46,300	2,177
Eaton Vance Corp.	55,500	1,518
Everest Re Group, Ltd.	26,300	2,638
Fidelity National Financial, Inc.	73,715	2,711
First American Corp.	40,700	1,844
FirstMerit Corp.	35,300	915
Greater Bay Bancorp	21,400	548
Hanover Insurance Group, Inc.	22,800	952
HCC Insurance Holdings, Inc.	44,950	1,334
Highwoods Properties, Inc.	23,000	654
Horace Mann Educators Corp.	18,200	345
Hospitality Properties Trust	30,600	1,227
Independence Community Bank Corp.	31,400	1,248
IndyMac Bancorp, Inc.	27,300	1,065
Investors Financial Services Corp.	27,600	1,017
Jefferies Group, Inc.	21,000	945
*LaBranche & Co., Inc.	25,700	260
Legg Mason, Inc.	51,750	6,193
Leucadia National Corp.	34,900	1,656
Liberty Property Trust	37,500	1,607
The Macerich Co.	25,500	1,712
Mack-Cali Realty Corp.	26,300	1,136
Mercantile Bankshares Corp.	34,900	1,970
Mercury General Corp.	15,100	879
New Plan Excel Realty Trust	44,300	1,027
New York Community Bancorp, Inc.	100,621	1,662
Ohio Casualty Corp.	27,000	765
Old Republic International Corp.	77,900	2,046
The PMI Group, Inc.	38,100	1,565

Common Stocks (95.0%)	Shares/ $ Par	Value $ (000’s)

Financials continued
Protective Life Corp.	29,600	1,296
Radian Group, Inc.	35,300	2,068
Raymond James Financial, Inc.	24,150	910
Rayonier, Inc.	32,266	1,286
Regency Centers Corp.	28,800	1,698
SEI Investments Co.	27,000	999
StanCorp Financial Group, Inc.	23,200	1,159
*SVB Financial Group	15,100	707
TCF Financial Corp.	48,300	1,311
Texas Regional Bancshares, Inc. — Class A	17,500	495
United Dominion Realty Trust, Inc.	58,300	1,367
Unitrin, Inc.	19,300	869
W.R. Berkley Corp.	47,700	2,271
Waddell & Reed Financial, Inc. — Class A	35,600	747
Washington Federal, Inc.	36,965	850
Webster Financial Corp.	22,900	1,074
Weingarten Realty Investors	34,200	1,293
Westamerica Bancorporation	13,600	722
Wilmington Trust Corp.	28,800	1,121

Total		86,397

Health Care (11.7%)
*Advanced Medical Optics, Inc.	28,312	1,183
*Affymetrix, Inc.	26,600	1,270
*Apria Healthcare Group, Inc.	21,100	509
*Barr Pharmaceuticals, Inc.	45,700	2,848
Beckman Coulter, Inc.	26,400	1,502
*Cephalon, Inc.	24,700	1,599
*Charles River Laboratories International, Inc.	30,700	1,301
*Community Health Systems, Inc.	37,600	1,442
*Covance, Inc.	26,600	1,291
*Cytyc Corp.	48,400	1,366
DENTSPLY International, Inc.	33,450	1,796
*Edwards Lifesciences Corp.	25,400	1,057
*Gen-Probe, Inc.	21,600	1,054
*Health Net, Inc.	48,700	2,510
*Henry Schein, Inc.	37,000	1,615
Hillenbrand Industries, Inc.	26,000	1,285
*INAMED Corp.	15,400	1,350
*Intuitive Surgical, Inc.	15,100	1,771
*Invitrogen Corp.	22,500	1,499
*IVAX Corp.	93,031	2,916
*LifePoint Hospitals, Inc.	24,300	911
*Lincare Holdings, Inc.	41,300	1,731
*Martek Biosciences Corp.	13,500	332
*Millennium Pharmaceuticals, Inc.	131,900	1,279
Omnicare, Inc.	50,700	2,902
*Par Pharmaceutical Cos, Inc.	14,600	458
Perrigo Co.	35,300	526
*Protein Design Labs, Inc.	48,000	1,364
*Renal Care Group, Inc.	29,050	1,374
*Sepracor, Inc.	45,100	2,327
STERIS Corp.	29,100	728
*Techne Corp.	16,500	926

Index 400 Stock Portfolio

Index 400 Stock Portfolio

Common Stocks (95.0%)	Shares/ $ Par	Value $ (000’s)

Health Care continued
*Triad Hospitals, Inc.	36,639	1,437
UnitedHealth Group, Inc.	40,920	2,543
Universal Health Services, Inc. — Class B	23,200	1,084
Valeant Pharmaceuticals International	39,400	712
*Varian, Inc.	13,200	525
*Varian Medical Systems, Inc.	55,900	2,814
*VCA Antech, Inc.	35,100	990
*Vertex Pharmaceuticals, Inc.	42,100	1,165

Total		57,292

Industrials (12.6%)
Adesa, Inc.	38,100	930
*AGCO Corp.	38,500	638
*AirTran Holdings, Inc.	37,300	598
*Alaska Air Group, Inc.	14,200	507
Alexander & Baldwin, Inc.	18,700	1,014
*Alliant Techsystems, Inc.	15,600	1,188
AMETEK, Inc.	29,800	1,268
Banta Corp.	10,200	508
The Brink’s Co.	25,000	1,198
C.H. Robinson Worldwide, Inc.	72,600	2,688
Carlisle Companies, Inc.	13,000	899
*ChoicePoint, Inc.	38,100	1,696
CNF, Inc.	22,200	1,241
*Copart, Inc.	29,600	683
The Corporate Executive Board Co.	16,800	1,507
Crane Co.	21,200	748
Deluxe Corp.	21,500	648
Donaldson Co., Inc.	29,000	922
*The Dun & Bradstreet Corp.	28,200	1,888
Expeditors International of Washington, Inc.	45,300	3,057
Fastenal Co.	52,600	2,061
Federal Signal Corp.	20,400	306
*Flowserve Corp.	23,500	930
GATX Corp.	21,500	776
Graco, Inc.	29,100	1,062
Granite Construction, Inc.	14,000	503
Harsco Corp.	17,700	1,195
Herman Miller, Inc.	29,300	826
HNI Corp.	23,300	1,280
Hubbell, Inc. — Class B	25,800	1,164
J.B. Hunt Transport Services, Inc.	52,600	1,191
*Jacobs Engineering Group, Inc.	24,700	1,676
*JetBlue Airways Corp.	64,125	986
Joy Global, Inc.	51,650	2,066
Kelly Services, Inc. — Class A	8,200	215
Kennametal, Inc.	16,400	837
*Korn/Ferry International	17,900	335
Manpower, Inc.	37,100	1,725
Mine Safety Appliances Co.	11,200	406
MSC Industrial Direct Co., Inc. — Class A	22,900	921
*Navigant Consulting, Inc.	21,500	473
Nordson Corp.	13,900	563
Pentair, Inc.	43,000	1,484
Precision Castparts Corp.	56,500	2,926
*Quanta Services, Inc.	50,200	661

Common Stocks (95.0%)	Shares/ $ Par	Value $ (000’s)

Industrials continued
Republic Services, Inc.	51,900	1,949
Rollins, Inc.	12,525	247
*Sequa Corp. — Class A	2,700	186
SPX Corp.	28,000	1,282
*Stericycle, Inc.	18,800	1,107
*Swift Transportation Co., Inc.	22,300	453
Tecumseh Products Co. — Class A	7,900	181
Teleflex, Inc.	17,200	1,118
*Thomas & Betts Corp.	22,500	944
The Timken Co.	35,400	1,134
Trinity Industries, Inc.	18,500	815
*United Rentals, Inc.	28,500	667
Werner Enterprises, Inc.	21,950	432
*Yellow Roadway Corp.	24,700	1,102

Total		62,011

Information Technology (14.9%)
*3Com Corp.	164,500	592
*Activision, Inc.	116,366	1,599
Acxiom Corp.	32,200	741
ADTRAN, Inc.	28,800	857
*Advent Software, Inc.	6,800	197
*Alliance Data Systems Corp.	29,100	1,036
Amphenol Corp. — Class A	37,800	1,673
*Anteon International Corp.	13,900	755
*Arrow Electronics, Inc.	50,800	1,627
*Atmel Corp.	180,700	558
*Avnet, Inc.	62,000	1,484
*Avocent Corp.	20,800	566
*The BISYS Group, Inc.	51,300	719
*Cabot Microelectronics Corp.	10,292	302
*Cadence Design Systems, Inc.	120,600	2,041
CDW Corp.	26,700	1,537
*Ceridian Corp.	61,700	1,533
Certegy, Inc.	26,400	1,071
*CheckFree Corp.	38,500	1,767
*Cognizant Technology Solutions Corp. — Class A	58,700	2,956
*CommScope, Inc.	23,400	471
*Credence Systems Corp.	42,200	294
*Cree, Inc.	32,300	815
*CSG Systems International, Inc.	20,700	462
*Cypress Semiconductor Corp.	57,500	819
Diebold, Inc.	29,500	1,121
*DST Systems, Inc.	26,800	1,606
*Dycom Industries, Inc.	17,100	376
*F5 Networks, Inc.	16,800	961
Fair Isaac Corp.	27,800	1,228
*Fairchild Semiconductor International, Inc.	51,100	864
*Gartner, Inc.	24,600	317
Harris Corp.	56,900	2,447
Imation Corp.	14,600	673
*Ingram Micro, Inc. — Class A	49,300	983
*Integrated Device Technology, Inc.	84,830	1,118
*International Rectifier Corp.	30,100	960
Intersil Corp. — Class A	65,700	1,635
Jack Henry & Associates, Inc.	31,800	607

Index 400 Stock Portfolio

Index 400 Stock Portfolio

Common Stocks (95.0%)	Shares/ $ Par	Value $ (000’s)

Information Technology continued
*KEMET Corp.	36,700	259
*Lam Research Corp.	57,800	2,062
*Lattice Semiconductor Corp.	48,200	208
*Macrovision Corp.	21,600	361
*McAfee, Inc.	71,300	1,934
*McDATA Corp. — Class A	65,000	247
*MEMC Electronic Materials, Inc.	70,200	1,556
*Mentor Graphics Corp.	33,700	348
*Micrel, Inc.	27,700	321
Microchip Technology, Inc.	89,312	2,871
MoneyGram International, Inc.	36,200	944
*MPS Group, Inc.	43,000	588
National Instruments Corp.	23,550	755
*Newport Corp.	16,900	229
Plantronics, Inc.	20,100	569
*Plexus Corp.	18,500	421
*Polycom, Inc.	40,000	612
*Powerwave Technologies, Inc.	47,000	591
The Reynolds and Reynolds Co. — Class A	21,700	609
*RF Micro Devices, Inc.	80,300	434
*RSA Security, Inc.	30,100	338
*SanDisk Corp.	78,300	4,918
*Semtech Corp.	31,000	566
*Silicon Laboratories, Inc.	19,000	697
*SRA International, Inc. — Class A	15,800	483
*Sybase, Inc.	38,700	846
*Synopsys, Inc.	61,300	1,230
*Tech Data Corp.	24,000	952
*Transaction Systems Architects, Inc.	15,800	455
*TriQuint Semiconductor, Inc.	59,311	264
*UTStarcom, Inc.	44,700	360
*Vishay Intertechnology, Inc.	78,287	1,077
*Western Digital Corp.	91,700	1,707
*Wind River Systems, Inc.	31,800	470
*Zebra Technologies Corp. — Class A	29,900	1,281

Total		72,931

Materials (4.1%)
Airgas, Inc.	28,500	938
Albemarle Corp.	16,200	621
Bowater, Inc.	23,800	731
Cabot Corp.	26,400	945
Chemtura Corp.	101,963	1,295
Cytec Industries, Inc.	16,900	805
Ferro Corp.	17,800	334
*FMC Corp.	16,100	856
Glatfelter	18,700	265
Longview Fibre Co.	21,700	452
The Lubrizol Corp.	28,900	1,255
Lyondell Chemical Co.	87,100	2,075
Martin Marietta Materials, Inc.	19,700	1,511
Minerals Technologies, Inc.	8,500	475
Olin Corp.	30,500	600
Packaging Corp. of America	26,600	610
Potlatch Corp.	12,400	632
RPM International, Inc.	50,000	869

Common Stocks (95.0%)	Shares/ $ Par	Value $ (000’s)

Materials continued
The Scotts Miracle-Gro Co. — Class A	19,200	869
Sensient Technologies Corp.	20,000	358
Sonoco Products Co.	42,100	1,238
Steel Dynamics, Inc.	16,300	579
The Valspar Corp.	43,000	1,061
Worthington Industries, Inc.	30,400	584

Total		19,958

Telecommunication Services (0.4%)
*Cincinnati Bell, Inc.	104,600	367
Telephone and Data Systems, Inc.	43,600	1,571

Total		1,938

Utilities (7.0%)
(b)AGL Resources, Inc.	33,000	1,149
Alliant Energy Corp.	49,700	1,394
Aqua America, Inc.	54,733	1,494
*Aquila, Inc.	158,700	571
Black Hills Corp.	14,100	488
DPL, Inc.	54,200	1,410
Duquesne Light Holdings, Inc.	33,100	540
Energy East Corp.	62,800	1,432
Equitable Resources, Inc.	51,400	1,886
Great Plains Energy, Inc.	31,700	886
Hawaiian Electric Industries, Inc.	34,400	891
IDACORP, Inc.	18,000	527
MDU Resources Group, Inc.	50,900	1,666
National Fuel Gas Co.	35,900	1,120
Northeast Utilities	63,800	1,256
NSTAR	45,400	1,303
OGE Energy Corp.	38,500	1,031
ONEOK, Inc.	41,500	1,105
Pepco Holdings, Inc.	80,400	1,799
PNM Resources, Inc.	29,250	716
Puget Energy, Inc.	49,100	1,003
Questar Corp.	36,200	2,741
SCANA Corp.	48,700	1,918
*Sierra Pacific Resources	77,981	1,017
Vectren Corp.	32,300	877
Westar Energy, Inc.	36,900	793
WGL Holdings, Inc.	20,700	622
Wisconsin Energy Corp.	49,700	1,942
WPS Resources Corp.	17,000	940

Total		34,517

Total Common Stocks (Cost: $371,410)		466,072

Money Market Investments (4.3%)

Federal Government & Agencies (0.4%)
(b)Federal National Mortgage Association, 4.32%, 3/22/06	2,000,000	1,982

Total		1,982

Index 400 Stock Portfolio

Index 400 Stock Portfolio

Money Market Investments (4.3%)	Shares/ $ Par	Value $ (000’s)

Finance Lessors (1.2%)
(b)Windmill Funding Corp., 4.30%, 1/11/06	6,000,000	5,993

Total		5,993

Finance Services (1.2%)
(b)Morgan Stanley Dean Witter, 4.25%, 1/9/06	6,000,000	5,994

Total		5,994

Miscellaneous Business Credit Institutions (0.2%)
(b)General Electric Capital, 3.95%, 1/3/06	1,200,000	1,200

Total		1,200

Short Term Business Credit (1.3%)
(b)Sheffield Receivables, 4.35%, 1/4/06	6,000,000	5,997

Total		5,997

Total Money Market Investments (Cost: $21,166)		21,166

Total Investments (99.3%) (Cost $392,576)(a)		487,238

Other Assets, Less Liabilities (0.7%)		3,388

Total Net Assets (100.0%)		490,626

*	Non-Income Producing

(a)	At December 31, 2005 the aggregate cost of securities for federal tax purposes (in thousands) was $395,286 and the net unrealized appreciation of investments based on that cost was $91,952 which is comprised of $117,419 aggregate gross unrealized appreciation and $25,467 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities.
Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
Midcap 400 Index Futures (Long)	64	3/06	$(125)
(Total Notional Value at December 31, 2005, $23,907)

The Accompanying Notes are an Integral Part of the Financial Statements.

Index 400 Stock Portfolio

Janus Capital Appreciation Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital	Invest in equity securities selected for their growth potential.	$133 million

The Janus Capital Appreciation Portfolio seeks long-term growth of capital through investments in the equities of companies selected for their growth potential; the main emphasis is on large-capitalization stocks. The Portfolio is managed using a bottom-up approach, which means that the holdings are selected by examining individual securities, rather than focusing on broad economic trends or industry sectors.

For the twelve months ended December 31, 2005, the Portfolio returned 17.00% while its benchmark, the S&P 500 Index, returned 4.91%. The Portfolio’s outperformance can be attributed in part to the strong performance of several well-chosen stocks within the Healthcare and Information Technology sectors. Meanwhile, there were only a few pockets of relative weakness, including our holdings in the Financials sector, which lagged during the period. Also tempering our gains was an underweight position in Utilities, which, as a whole, was an area of strength in the market.

As for specific investments, some of the Portfolio’s largest and longest-held securities contributed to performance in 2005. Apple Computer, UnitedHealth and Genentech all made meaningfully positive contributions again this year. Our largest contributor, Apple Computer, continues to impress us with its pipeline of new products and operational excellence. Late in the third quarter of 2005, the company announced its newest addition to the iPod line of digital music players, the “nano.” The nano has been an instant hit with consumers, and many stores have sold out within a few days of receiving their allotted shipments. The nano holds between 500 and 1000 songs, has a color screen and is so small and lightweight that it will fit into the change pocket in a pair of blue jeans. The success of Apple’s iPod and iTunes music software has also contributed to an increase in sales of Apple desktop and laptop computers as more consumers are opting to make Apple computers the nexus of their personal computing needs. While it seems unlikely that Apple will ever threaten Microsoft’s dominant position in PC operating system software, we continue to be impressed by the number of computer users who are, as Apple marketing implores, opting to make the “switch” to Apple.

Of course, not everything went our way in 2005. In analyzing the Portfolio’s performance, we are pleased to report that the losses we sustained over the course of the year were quite small. By far the biggest detractor to the Portfolio’s performance was our position in eBay, which occurred in the first half of the year. Since that time, eBay has moved up nicely, and we believe the position is appropriately sized in the Portfolio. We were very disciplined about reducing our position quickly, which has positively contributed to the Portfolio’s performance.

Going forward, we are increasingly optimistic about the future of the financial markets. We expect that the two primary headwinds we have been navigating these past 18 months, namely higher interest rates and higher oil prices, will begin to abate. Specifically, sometime in 2006, we expect the Federal Reserve, under its new leadership, to move toward a more neutral position on interest rates. We also expect that the year-over-year increases in the price of oil will begin to moderate, leading to a much more favorable environment for stocks, particularly growth stocks.

Janus Capital Appreciation Portfolio

Janus Capital Appreciation Portfolio

This chart assumes an initial investment of $10,000 made on 5/1/03 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sales loads and account fees. Total returns, which reflect deduction of charges for the separate account are shown beginning on page iv of the Performance Summary of the Separate Account report.

The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. As of December 31, 2005, the 500 companies in the composite had a median market capitalization of $11.3 billion and a total market value of $11.5 trillion. The S&P 500 represents approximately 58.2% of the market value of the Compustat’s database of about 9,400 equities. The index cannot be invested in directly and does not include sales charges.

The Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index. Source: Lipper, Inc.

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Janus Capital Appreciation Portfolio

Janus Capital Appreciation Portfolio

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 to December 31, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During Period July 1, 2005 to December 31, 2005*
Actual	$1,000.00	$1,112.40	$4.33
Hypothetical (5% return before expenses)	$1,000.00	$1,020.80	$4.14

*	Expenses are equal to the Fund’s annualized expense ratio of 0.82%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Janus Capital Appreciation Portfolio

Janus Capital Appreciation Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2005

Common Stocks (93.4%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (20.8%)
*Advance Auto Parts, Inc.	81,005	3,520
*Coach, Inc.	48,400	1,614
*eBay, Inc.	138,460	5,988
J. C. Penney Co., Inc.	52,505	2,919
Lowe’s Companies, Inc.	94,190	6,279
NIKE, Inc. — Class B	70,445	6,114
Staples, Inc.	53,365	1,212

Total		27,646

Consumer Staples (4.3%)
The Procter & Gamble Co.	99,315	5,748

Total		5,748

Energy (8.5%)
BJ Services Co.	84,435	3,096
Murphy Oil Corp.	63,645	3,436
Suncor Energy, Inc.	75,515	4,768

Total		11,300

Financials (15.1%)
American Express Co.	63,580	3,272
Ameriprise Financial, Inc.	12,720	522
*Berkshire Hathaway, Inc. — Class B	701	2,058
Commerce Bancorp, Inc.	92,465	3,182
The Goldman Sachs Group, Inc.	25,845	3,300
SLM Corp.	29,405	1,620
Wells Fargo & Co.	96,160	6,041

Total		19,995

Health Care (25.1%)
Aetna, Inc.	79,015	7,452
*Genentech, Inc.	68,095	6,299
*Gilead Sciences, Inc.	84,575	4,451
*Invitrogen Corp.	29,820	1,987
Teva Pharmaceutical Industries, Ltd., ADR	111,560	4,798
UnitedHealth Group, Inc.	133,980	8,326

Total		33,313

Information Technology (16.2%)
*Apple Computer, Inc.	132,080	9,496
*Electronic Arts, Inc.	102,780	5,376
*Sun Microsystems, Inc.	482,030	2,020

Common Stocks (93.4%)	Shares/ $ Par	Value $ (000’s)

Information Technology continued
*Yahoo!, Inc.	116,825	4,577

Total		21,469

Materials (1.4%)
*Huntsman Corp.	106,735	1,838

Total		1,838

Utilities (2.0%)
*The AES Corp.	163,525	2,589

Total		2,589

Total Common Stocks (Cost: $97,871)		123,898

Money Market Investments (6.5%)

Federal Government & Agencies (6.0%)
Federal Home Loan Bank Discount Corp., 3.30%, 1/3/06	8,000,000	7,998

Total		7,998

Miscellaneous Business Credit Institutions (0.5%)
General Electric Capital, 3.95%, 1/3/06	600,000	600

Total		600

Total Money Market Investments (Cost: $8,598)		8,598

Total Investments (99.9%) (Cost $106,469)(a)		132,496

Other Assets, Less Liabilities (0.1%)		183

Total Net Assets (100.0%)		132,679

*	Non-Income Producing

ADR after the name of a security represents — American Depository Receipt.

(a)	At December 31, 2005 the aggregate cost of securities for federal tax purposes (in thousands) was $106,513 and the net unrealized appreciation of investments based on that cost was $25,983 which is comprised of $26,375 aggregate gross unrealized appreciation and $392 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

Janus Capital Appreciation Portfolio

Growth Stock Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term appreciation of capital with moderate risk	Hold a diversified mix of high quality growth stocks of medium and large companies with above-average potential for earnings growth.	$703 million

The Growth Stock Portfolio seeks long-term growth of capital by investing in companies believed to have above-average earnings growth potential; current income is secondary. The Portfolio’s holdings consist primarily of high quality growth stocks of medium and large companies. The Portfolio’s strategy is to analyze economic trends to determine their impact on various sectors and industries and to select high quality stocks from industries with the best earnings potential. The Portfolio invests primarily in equity securities of well-established companies selected for their growth potential, with emphasis placed on high quality companies with strong financial characteristics. The investment process is initiated with an analysis of the economic outlook. Further study of economic sectors leads to the identification of growth-oriented industries, and to detailed studies of individual companies. In evaluating individual companies, factors such as the company management team, product outlook, global exposure, industry leadership position and financial characteristics are important variables used in the analysis.

For the year ended December 31, 2005, the Growth Stock Portfolio returned 7.71%. outperforming the S&P 500 Index, which returned 4.91% for the year. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The Portfolio also outperformed the Large-Cap Core Funds — the peer group in which Lipper places the Portfolio — which had an average return of 5.77% for the year, and the Large-Cap Growth Funds — the peer group which the managers believe better suits the Portfolio’s investment style — which had an average return of 7.33% for 2005, according to Lipper Analytical Services, Inc. (“Lipper”), an independent mutual fund ranking agency.

The U.S. stock market advanced overall for the third consecutive year in 2005, though returns were lower than in the previous two years. Despite rising oil prices, higher short-term interest rates, and two devastating Gulf Coast hurricanes, stocks rallied thanks to solid economic growth, brisk merger activity, and better-than-expected corporate earnings. Mid-cap stocks were the clear winners in 2005, gaining 12.56%, followed by a gain in small caps of 7.68%. Large cap also stocks posted positive, though lower, returns of 4.91% for the year. Returns are measured by the S&P MidCap 400 Index, S&P SmallCap 600 Index and S&P 500 Index, respectively.

The Growth Stock Portfolio’s outperformance in 2005 compared to the Index was primarily due to good stock selection. Stocks from a variety of sectors led the list of positive contributors for the year, particularly in the Energy, Financials and Health Care sectors. Energy holdings EOG Resources, Inc., which is involved in natural gas and crude oil exploration, and Halliburton Holding Co., an energy services provider, both outperformed in 2005. Technology stock Google, Inc., best known for its online search engine, also added to the Portfolio’s performance as estimates of the company’s sustainable growth rate rose throughout the year. Health Care company Genentech, Inc. also performed very well, based on strong earnings growth and sales momentum in several of the company’s cancer drugs.

Several stocks in the Portfolio disappointed in 2005, including Technology holding Lexmark International, Inc., which lost ground as the competitive environment intensified. Another Technology stock, Dell, Inc., also hurt performance, as it suffered from a declining growth rate and missed its earnings growth target. Pfizer, Inc., a pharmaceutical company, also turned in disappointing performance as it reduced its growth projections.

Sector allocation played a slightly negative role for performance in 2005. Our underweight position in Energy held back performance as Energy gained more than 30% for the year, as oil and natural gas prices continued to rise and demand, particularly from China, remained strong. Overweight positions in Technology and Consumer Discretionary also hindered return as each of those sectors underperformed for the year. Finally, our zero weighting in Utilities continued to be a drag on performance, as the sector produced the second highest returns in 2005, behind Energy.

We made several sector weighting changes in 2005, including a move away from Consumer Discretionary stocks by selling some of our retail holdings, as the sector suffered from expectations that higher energy costs would impact discretionary spending. We reinvested those assets in several hotel stocks, as hotels should benefit from increased corporate travel in 2006. We took profits in several Financial stocks to keep our weighting in line, as valuations in the sector were high. In addition, we positioned the Portfolio for an expected economic slowdown by increasing our Health Care holdings.

The Portfolio’s outperformance in 2005 indicates that our quality and consistent growth style was in favor. It is possible that quality, large capitalization stocks, which have lagged the market for the past three years, may be poised for an upturn. Looking forward, we don’t expect to make any significant changes and we believe the Portfolio is well positioned to take advantage of the slower economy and stock market behavior that we foresee in 2006.

Growth Stock Portfolio

Growth Stock Portfolio

This chart assumes an initial investment of $10,000 made on 12/31/95. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Total returns, which reflect deduction of charges for the separate account are shown beginning on page iv of the Performance Summary of the Separate Account report.

The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. As of December 31, 2005, the 500 companies in the composite had a median market capitalization of $11.3 billion and a total market value of $11.5 trillion. The S&P 500 represents approximately 58.2% of the market value of the Compustat’s database of about 9,400 equities. The index cannot be invested in directly and does not include sales charges.

The Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index. Source: Lipper, Inc.

The Lipper Variable Insurance Products (VIP) Large Cap Growth Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index. Source: Lipper, Inc.

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Growth Stock Portfolio

Growth Stock Portfolio

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 to December 31, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During Period July 1, 2005 to December 31, 2005*
Actual	$1,000.00	$1,068.80	$2.28
Hypothetical (5% return before expenses)	$1,000.00	$1,022.70	$2.22

*	Expenses are equal to the Fund’s annualized expense ratio of 0.43%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Growth Stock Portfolio

Growth Stock Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2005

Common Stocks (95.7%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (16.1%)
*Bed Bath & Beyond, Inc.	39,200	1,417
Carnival Corp.	126,000	6,737
*eBay, Inc.	82,200	3,555
Federated Department Stores, Inc.	66,600	4,418
Fortune Brands, Inc.	139,200	10,859
Harley-Davidson, Inc.	65,000	3,347
Hilton Hotels Corp.	160,900	3,879
J. C. Penney Co., Inc.	175,300	9,747
Johnson Controls, Inc.	74,800	5,454
*Kohl’s Corp.	120,500	5,856
Lowe’s Companies, Inc.	92,300	6,153
The McGraw-Hill Companies, Inc.	169,800	8,767
News Corp. — Class A	353,600	5,498
NIKE, Inc. — Class B	58,000	5,034
Omnicom Group, Inc.	44,000	3,746
Staples, Inc.	296,850	6,741
Starwood Hotels & Resorts Worldwide, Inc.	127,600	8,149
Target Corp.	187,700	10,318
Time Warner, Inc.	207,100	3,612

Total		113,287

Consumer Staples (7.8%)
Altria Group, Inc.	141,100	10,543
CVS Corp.	276,100	7,295
PepsiCo, Inc.	180,700	10,676
The Procter & Gamble Co.	187,700	10,863
Wal-Mart Stores, Inc.	193,500	9,056
Walgreen Co.	142,400	6,303

Total		54,736

Energy (7.1%)
ConocoPhillips	130,416	7,588
EOG Resources, Inc.	138,800	10,184
Exxon Mobil Corp.	222,934	12,522
Halliburton Co.	140,400	8,699
Noble Corp.	108,600	7,661
Valero Energy Corp.	64,000	3,302

Total		49,956

Financials (13.7%)
American Express Co.	114,400	5,887
American International Group, Inc.	145,600	9,934
Capital One Financial Corp.	85,800	7,413
Citigroup, Inc.	169,600	8,231
Genworth Financial, Inc.	264,100	9,133
The Goldman Sachs Group, Inc.	52,300	6,679
Legg Mason, Inc.	50,600	6,056
Lehman Brothers Holdings, Inc.	60,800	7,793
Prudential Financial, Inc.	157,900	11,557
SLM Corp.	91,900	5,063
U.S. Bancorp	178,600	5,338

Common Stocks (95.7%)	Shares/ $ Par	Value $ (000’s)

Financials continued
Wachovia Corp.	106,800	5,645
Wells Fargo & Co.	119,300	7,496

Total		96,225

Health Care (17.2%)
Abbott Laboratories	158,900	6,265
Aetna, Inc.	108,500	10,233
*Amgen, Inc.	188,100	14,833
*Caremark Rx, Inc.	159,100	8,240
Eli Lilly and Co.	100,900	5,710
*Fisher Scientific International, Inc.	105,100	6,501
*Genentech, Inc.	90,500	8,371
*Gilead Sciences, Inc.	101,400	5,337
Johnson & Johnson	182,400	10,962
Medtronic, Inc.	154,500	8,895
Novartis AG, ADR	90,700	4,760
*St. Jude Medical, Inc.	150,300	7,545
Teva Pharmaceutical Industries, Ltd., ADR	206,800	8,894
UnitedHealth Group, Inc.	141,000	8,762
*Zimmer Holdings, Inc.	77,100	5,200

Total		120,508

Industrials (9.2%)
American Standard Companies, Inc.	219,800	8,781
Caterpillar, Inc.	84,200	4,864
Danaher Corp.	129,600	7,229
Emerson Electric Co.	93,100	6,955
FedEx Corp.	70,200	7,258
General Electric Co.	675,100	23,662
ITT Industries, Inc.	23,400	2,406
United Technologies Corp.	62,300	3,483

Total		64,638

Information Technology (21.3%)
Accenture, Ltd. — Class A	280,200	8,089
*Advanced Micro Devices, Inc.	117,800	3,605
*Affiliated Computer Services, Inc. — Class A	144,100	8,528
*Amdocs, Ltd.	184,100	5,063
*ASML Holding N.V.	397,100	7,974
*Broadcom Corp. — Class A	151,800	7,157
*Cisco Systems, Inc.	370,500	6,343
*Dell, Inc.	294,000	8,817
*Electronic Arts, Inc.	118,600	6,204
First Data Corp.	151,300	6,507
*Google, Inc. — Class A	20,442	8,481
Intel Corp.	248,300	6,198
International Business Machines Corp.	97,800	8,039
*Juniper Networks, Inc.	310,300	6,920
Maxim Integrated Products, Inc.	136,800	4,958
Microsoft Corp.	521,200	13,629
*Oracle Corp.	485,000	5,922

Growth Stock Portfolio

Growth Stock Portfolio

Common Stocks (95.7%)	Shares/ $ Par	Value $ (000’s)

Information Technology continued
QUALCOMM, Inc.	174,300	7,509
Telefonaktiebolaget LM Ericsson, ADR	172,800	5,944
Texas Instruments, Inc.	160,500	5,147
*Yahoo!, Inc.	219,710	8,608

Total		149,642

Materials (1.8%)
Monsanto Co.	47,000	3,644
Praxair, Inc.	171,600	9,088

Total		12,732

Telecommunication Services (1.0%)
Sprint Nextel Corp.	304,800	7,120

Total		7,120

Utilities (0.5%)
Questar Corp.	44,500	3,369

Total		3,369

Total Common Stocks (Cost: $550,463)		672,213

Money Market Investments (4.1%)

Autos (1.4%)
(b)Daimler Chrysler Auto, 4.33%, 1/26/06	10,000,000	9,970

Total		9,970

Federal Government & Agencies (0.1%)
Federal National Mortgage Association, 4.32%, 3/22/06	1,000,000	991

Total		991

Money Market Investments (4.1%)	Shares/ $ Par	Value $ (000’s)

Miscellaneous Business Credit Institutions (2.6%)
General Electric Capital, 3.95%, 1/3/06	17,600,000	17,596

Total		17,596

Total Money Market Investments (Cost: $28,556)		28,557

Total Investments (99.8%) (Cost $579,019)(a)		700,770

Other Assets, Less Liabilities (0.2%)		1,756

Total Net Assets (100.0%)		702,526

*	Non-Income Producing

ADR after the name of a security represents — American Depository Receipt.

(a)	At December 31, 2005 the aggregate cost of securities for federal tax purposes (in thousands) was $579,046 and the net unrealized appreciation of investments based on that cost was $121,724 which is comprised of $135,188 aggregate gross unrealized appreciation and $13,464 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
S&P 500 Index Futures (Long)	30	3/06	$(95)
(Total Notional Value at December 31, 2005, $9,506)

The Accompanying Notes are an Integral Part of the Financial Statements.

Growth Stock Portfolio

Large Cap Core Stock Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital and income, consistent with moderate investment risk	Actively manage a portfolio of equity securities with a goal of exceeding the total return of the S&P 500 Index.	$494 million

The Large Cap Core Stock Portfolio seeks long-term growth of capital and income. The Portfolio seeks to achieve these objectives primarily by investing in the equity securities of companies selected for their growth potential. The Portfolio’s holdings will consist primarily of equity securities of large companies. The Portfolio’s strategy is to actively manage a portfolio of selected equity securities with a goal of outperforming the total return of the S&P 500® Index. The Portfolio attempts to reduce risk by investing in many different economic sectors, industries and companies. The Portfolio’s manager may underweight or overweight selected economic sectors against the sector weightings of the S&P 500 Index to seek to enhance the Portfolio’s total return or reduce fluctuations in market value relative to the S&P 500 Index.

For the year ended December 31, 2005, the Large Cap Core Stock Portfolio had a return of 8.46%, substantially outperforming the S&P 500 Index, which returned 4.91% for the year. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The average return for the Portfolio’s peer group, Large-Cap Core Funds, was 5.77% for the same time period, according to Lipper Analytical Services, Inc. (“Lipper”), an independent mutual fund ranking agency.

The market for large capitalization stocks remained range bound during most of 2005 as large caps continued to work through their earnings deceleration phase. Investors continued to wait for large caps to rebound in 2005, but mid-cap and small-cap stocks once again produced higher returns. Compared to the 4.91% gain on the S&P 500 Index, the S&P MidCap 400 Index gained 12.56% and the S&P SmallCap 600 Index returned 7.68% for the year. For the second year in a row, Energy was the best performing sector in the S&P 500 Index. The gains were driven by rising oil and natural gas prices and a continuing tight supply and demand balance exacerbated by Hurricanes Katrina and Rita. Despite a pullback in prices during the fourth quarter, the Energy sector gained more than 31% for the year. Stocks in the Utilities sector also provided nice returns, up over 17% for the year.

The Portfolio’s outperformance compared to the S&P 500 Index in 2005 can be attributed primarily to individual stock selection, particularly in the Financials, Energy, Consumer Discretionary and Health Care sectors. Energy stocks EOG Resources Inc. and Valero Energy added substantially to the Portfolio’s return, with EOG benefiting from strong production growth and rising natural gas prices, while Valero witnessed the best refining margins in the last 20 years. Several stocks in the Financials sector also added to performance, including Legg Mason, Inc., which had strong fund flows into their asset management business and also acquired Citigroup’s assets. Lehman Brothers Holdings, Inc. benefited from continued strong fixed income trading and underwriting. Health Care stock Amgen, Inc. also added to our return, and Google Inc., known primarily for its Internet search engine, had an extraordinary run-up in price in 2005.

Several other Technology holdings, however, hurt performance. International Business Machines, Inc., suffered from a slowdown in their outsourcing and consulting business; Lexmark International, Inc. saw a slowdown in their market share gains in the PC business; and Dell Inc. lost ground as their consumer business didn’t perform as well as expected. Health Care holdings Pfizer, Inc. and Abbott Laboratories also underperformed, as did Verizon Communications, Inc. That company’s core land line business remained under pressure from cable companies and wireless providers.

Sector allocations played a positive, though less significant, role in performance for the year. The Portfolio was overweight Energy stocks during the first three quarters and, during that time, the sector significantly outperformed the market as oil and natural gas prices moved higher. Early in the fourth quarter of 2005, we reduced our weighting in the sector as Energy stock prices began to fall, which helped return. In the Financial sector, just the opposite was true. The Portfolio was underweight Financials through much of the year, which helped return as the sector languished during the first three quarters on concerns over rising interest rates. We increased our weighting in the fourth quarter as Financials began to outperform, and the timely change added to return for the year.

At year end, the Portfolio is positioned a little more defensively, with overweight positions in Energy and Materials. Our overweighting in Materials is due mainly to a position in Monsanto, which provides the Portfolio with a specialty play on the use of biotech in agriculture. We are also overweight Consumer Discretionary having added several hotel stocks to the Portfolio because we believe increased business travel will benefit the industry. We remain underweight in Financials due to the flattening yield curve and in Consumer Staples because of high valuations and slow earnings growth in the sector. We also like Utilities for their relatively high yields, and remain near market weight in other sectors.

Heading into 2006, we are moderately bullish on the U.S. economy. We expect to see high single-digit returns in the S&P 500 Index this year and believe there is currently some value in large cap stocks. While we believe sector weighting can be an important driver of overall Portfolio performance, we remain focused on individual stock selection and will continue to focus on companies with stable earnings growth, strong market share and pricing power. Our investment approach, which emphasizes long-term growth of capital and income, is designed to capture the long-term potential outperformance of large cap stocks with reduced volatility.

Large Cap Core Stock Portfolio

Large Cap Core Stock Portfolio

This chart assumes an initial investment of $10,000 made on 12/31/95. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Total returns, which reflect deduction of charges for the separate account are shown beginning on page iv of the Performance Summary of the Separate Account report.

The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. As of December 31, 2005, the 500 companies in the composite had a median market capitalization of $11.3 billion and a total market value of $11.5 trillion. The S&P 500 represents approximately 58.2% of the market value of the Compustat’s database of about 9,400 equities. The index cannot be invested in directly and does not include sales charges.

The Lipper Variable Insurance Products (VIP) Large Cap Core Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index. Source: Lipper, Inc.

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Large Cap Core Stock Portfolio

Large Cap Core Stock Portfolio

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 to December 31, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During Period July 1, 2005 to December 31, 2005*
Actual	$1,000.00	$1,067.20	$2.27
Hypothetical (5% return before expenses)	$1,000.00	$1,022.70	$2.22

*	Expenses are equal to the Fund’s annualized expense ratio of 0.44%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Large Cap Core Stock Portfolio

Large Cap Core Stock Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2005

Common Stocks (98.3%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (12.4%)
Carnival Corp.	84,700	4,529
Federated Department Stores, Inc.	47,600	3,157
Fortune Brands, Inc.	60,000	4,681
Hilton Hotels Corp.	114,000	2,749
J. C. Penney Co., Inc.	117,100	6,512
Johnson Controls, Inc.	53,100	3,872
*Kohl’s Corp.	48,000	2,333
Lowe’s Companies, Inc.	39,200	2,613
News Corp. — Class A	317,200	4,932
NIKE, Inc. — Class B	41,300	3,584
Omnicom Group, Inc.	58,300	4,963
Staples, Inc.	199,800	4,537
Starwood Hotels & Resorts Worldwide, Inc.	88,700	5,664
Target Corp.	84,400	4,639
Time Warner, Inc.	140,400	2,449

Total		61,214

Consumer Staples (8.6%)
Altria Group, Inc.	140,600	10,507
CVS Corp.	196,900	5,202
The Hershey Co.	45,000	2,486
PepsiCo, Inc.	122,500	7,237
The Procter & Gamble Co.	151,162	8,749
Wal-Mart Stores, Inc.	79,600	3,725
Walgreen Co.	100,000	4,426

Total		42,332

Energy (9.3%)
BP PLC, ADR	74,700	4,797
ConocoPhillips	152,288	8,860
EOG Resources, Inc.	53,500	3,925
Exxon Mobil Corp.	186,300	10,465
Halliburton Co.	77,100	4,777
Kinder Morgan, Inc.	26,100	2,400
Noble Corp.	47,500	3,351
Schlumberger, Ltd.	27,600	2,681
Valero Energy Corp.	90,400	4,665

Total		45,921

Financials (17.9%)
American Express Co.	60,200	3,098
American International Group, Inc.	105,200	7,178
Bank of America Corp.	175,400	8,095
Capital One Financial Corp.	61,100	5,279
The Chubb Corp.	29,200	2,851
Citigroup, Inc.	116,000	5,629
Genworth Financial, Inc.	180,700	6,249
The Goldman Sachs Group, Inc.	40,000	5,108
JPMorgan Chase & Co.	140,996	5,596
Legg Mason, Inc.	36,100	4,321
Lehman Brothers Holdings, Inc.	46,100	5,909
Prudential Financial, Inc.	110,000	8,051

Common Stocks (98.3%)	Shares/ $ Par	Value $ (000’s)

Financials continued
SLM Corp.	65,300	3,597
U.S. Bancorp	197,300	5,897
Wachovia Corp.	68,900	3,642
Wells Fargo & Co.	129,600	8,142

Total		88,642

Health Care (12.5%)
Abbott Laboratories	98,100	3,868
Aetna, Inc.	41,600	3,923
*Amgen, Inc.	69,400	5,473
*Caremark Rx, Inc.	107,300	5,557
Eli Lilly and Co.	93,700	5,302
*Fisher Scientific International, Inc.	74,500	4,609
*Genentech, Inc.	34,700	3,210
Johnson & Johnson	142,900	8,587
Medtronic, Inc.	108,600	6,252
*St. Jude Medical, Inc.	102,800	5,161
Teva Pharmaceutical Industries, Ltd., ADR	88,900	3,824
UnitedHealth Group, Inc.	97,000	6,028

Total		61,794

Industrials (11.6%)
American Standard Companies, Inc.	79,100	3,160
Canadian National Railway Co.	51,000	4,079
Danaher Corp.	74,000	4,128
Emerson Electric Co.	66,100	4,938
FedEx Corp.	50,600	5,232
General Electric Co.	480,100	16,827
Honeywell International, Inc.	89,790	3,345
ITT Industries, Inc.	16,600	1,707
Norfolk Southern Corp.	89,800	4,026
United Technologies Corp.	110,000	6,150
Waste Management, Inc.	121,000	3,672

Total		57,264

Information Technology (15.5%)
Accenture, Ltd. — Class A	172,100	4,969
*Affiliated Computer Services, Inc. — Class A	88,500	5,237
*Amdocs, Ltd.	131,000	3,603
*ASML Holding N.V.	133,700	2,685
*Broadcom Corp. — Class A	108,500	5,116
*Dell, Inc.	148,200	4,445
*Electronic Arts, Inc.	83,700	4,378
First Data Corp.	96,400	4,146
*Google, Inc. — Class A	9,000	3,734
Intel Corp.	98,300	2,454
International Business Machines Corp.	70,600	5,803
*Juniper Networks, Inc.	219,700	4,899
Maxim Integrated Products, Inc.	101,000	3,660
Microsoft Corp.	324,500	8,485
*Oracle Corp.	346,200	4,227

Large Cap Core Stock Portfolio

Large Cap Core Stock Portfolio

Common Stocks (98.3%)	Shares/ $ Par	Value $ (000’s)

Information Technology continued
QUALCOMM, Inc.	89,600	3,860
Texas Instruments, Inc.	75,600	2,424
*Yahoo!, Inc.	63,900	2,504

Total		76,629

Materials (3.5%)
Monsanto Co.	84,600	6,559
Praxair, Inc.	86,300	4,570
Temple-Inland, Inc.	93,800	4,207
Weyerhaeuser Co.	31,800	2,110

Total		17,446

Telecommunication Services (3.0%)
AT&T, Inc.	164,000	4,016
Sprint Nextel Corp.	362,176	8,461
Verizon Communications, Inc.	71,548	2,155

Total		14,632

Utilities (4.0%)
Duke Energy Corp.	160,200	4,398
Edison International	70,501	3,075
Exelon Corp.	64,300	3,417
PG&E Corp.	178,600	6,629
Questar Corp.	31,700	2,400

Total		19,919

Total Common Stocks (Cost: $388,133)		485,793

Money Market Investments (1.8%)	Shares/ $ Par	Value $ (000’s)

Federal Government & Agencies (0.1%)
Federal National Mortgage Association, 4.32%, 3/22/06	500,000	495

Total		495

Miscellaneous Business Credit Institutions (1.7%)
General Electric Capital, 3.95%, 1/3/06	8,300,000	8,299

Total		8,299

Total Money Market Investments (Cost: $8,793)		8,794

Total Investments (100.1%) (Cost $396,926)(a)		494,587

Other Assets, Less Liabilities (-0.1%)		(567)

Total Net Assets (100.0%)		494,020

*	Non-Income Producing

ADR after the name of a security represents — American Depository Receipt.

(a)	At December 31, 2005 the aggregate cost of securities for federal tax purposes (in thousands) was $398,134 and the net unrealized appreciation of investments based on that cost was $96,453 which is comprised of $109,057 aggregate gross unrealized appreciation and $12,604 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

Large Cap Core Stock Portfolio

Capital Guardian Domestic Equity Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital and income	Invest in larger American companies that exhibit value characteristics relative to S&P 500 Index.	$274 million

The Capital Guardian Domestic Equity Portfolio seeks long-term growth of capital and income. The Portfolio seeks to meet this objective primarily by investing in equity securities of U.S. issuers and securities whose principal markets are in the U.S., including American Depository Receipts (ADRs) and other U.S. registered securities. The companies in which the Portfolio invests will generally have a market capitalization of $1 billion or more at the time of purchase. In selecting securities for purchase or sale, the Portfolio’s investment adviser attempts to keep the Portfolio’s assets invested in securities that exhibit one or more value characteristics relative to the market norms reflected in the S&P 500 Index. These value characteristics include below market price to earnings ratios, below market price to book ratios, and dividend yields that are equal to or above the market norms.

For the year ended December 31, 2005, the Capital Guardian Domestic Equity Portfolio returned 8.04%, outperforming the S&P 500 Index, which returned 4.91%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The average return for the Portfolio’s peer group, Multi-Cap Value Funds, was 6.27%, according to Lipper Analytical Services, Inc. (“Lipper”), an independent mutual fund ranking agency.

The Portfolio’s strong performance in 2005 can be attributed primarily to individual stock selection, particularly in the Energy, Health Care and Utilities sectors. Of the Portfolio’s top ten performing stocks for the year, three were energy-related: Unocal Corp., Transocean Inc., and Kinder Morgan Inc. Unocal, which has excellent exploration and production portfolios, was bought out by Chevron in 2005. The buyout, coupled with rising oil prices, resulted in an annual return of more than 50 percent for the stock. Transocean, the world’s largest offshore drilling company, also gained on rising energy prices. Kinder Morgan Inc., a gas delivery company, benefited from good management and strong demand.

Three of the Portfolio’s largest holdings were also among the top performers: Wellpoint Inc., a health benefits company, benefited as U.S. companies tried to reign in rising healthcare costs; Altria Group Inc., a consumer products company, did an excellent job of redeploying its cash flow and benefited from positive news on tobacco litigation; General Growth Properties, a real estate investment trust, continued to benefit from low interest rates and strong cash flow. Other top performing stocks included Hewlett Packard Co., Freescale Semiconductor, Hartford Financial Services, and Medco Health Solutions Co., each of which posted impressive gains for the year.

Sector weightings played a less important role in the Portfolio’s return, although a slightly overweight position in Energy helped performance, as Energy was the top performing sector for the year, gaining over 30 percent. A significant underweighting in the Consumer Discretionary sector also helped performance as that sector produced negative returns for the year.

Key detractors from the Portfolio’s performance included two stocks that we feel are good long-term holds. Kraft Foods, Inc., a subsidiary of Altria Group, lost ground during the year as commodity prices rose. We believe the outlook for the stock is good for 2006 and 2007 and the possibility of a spin off from Altria adds to the stock’s attractiveness. Verizon Communications also fared poorly for the year as the Telecommunications sector came under pressure. We believe the company’s long-term outlook is good.

As we head into 2006, equity valuations appear reasonable, long-term interest rates are low, and profits are healthy. Corporations have accumulated cash, and while some is being used to increase dividends and repurchase shares, some will likely be spent on capital investments and employment. Putting idle cash to work should improve the return on equity for many companies.

Capital Guardian Domestic Equity Portfolio

Capital Guardian Domestic Equity Portfolio

This chart assumes an initial investment of $10,000 made on 7/31/01 (commencement of the portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sales loads and account fees. Total returns, which reflect deduction of charges for the separate account are shown beginning on page iv of the Performance Summary of the Separate Account report.

The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. As of December 31, 2005, the 500 companies in the composite had a median market capitalization of $11.3 billion and a total market value of $11.5 trillion. The S&P 500 represents approximately 58.2% of the market value of the Compustat’s database of about 9,400 equities. The index cannot be invested in directly and does not include sales charges.

The Lipper Variable Insurance Products (VIP) Multi Cap Value Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Multi-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index. Source: Lipper, Inc.

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

Capital Guardian Domestic Equity Portfolio

Capital Guardian Domestic Equity Portfolio

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 to December 31, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During Period July 1, 2005 to December 31, 2005*
Actual	$1,000.00	$1,069.70	$3.10
Hypothetical (5% return before expenses)	$1,000.00	$1,021.90	$3.03

*	Expenses are equal to the Fund’s annualized expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Capital Guardian Domestic Equity Portfolio

Capital Guardian Domestic Equity Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2005

Common Stocks (94.7%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (4.0%)
*AutoNation, Inc.	38,600	839
Carnival Corp.	23,000	1,230
Clear Channel Communications, Inc.	119,400	3,754
*Dollar Tree Stores, Inc.	41,800	1,001
Leggett & Platt, Inc.	91,200	2,094
McDonald’s Corp.	22,000	742
Starwood Hotels & Resorts Worldwide, Inc.	13,900	888
Time Warner, Inc.	29,900	521

Total		11,069

Consumer Staples (11.3%)
Altria Group, Inc.	119,200	8,908
Anheuser-Busch Companies, Inc.	39,300	1,688
Avon Products, Inc.	160,500	4,582
Campbell Soup Co.	126,300	3,760
General Mills, Inc.	40,500	1,997
Kraft Foods, Inc. — Class A	220,800	6,213
Unilever NV	54,800	3,763

Total		30,911

Energy (8.3%)
Anadarko Petroleum Corp.	14,100	1,336
Chevron Corp.	34,546	1,961
Exxon Mobil Corp.	54,700	3,072
Kinder Morgan, Inc.	44,700	4,110
Royal Dutch Shell PLC, ADR A	69,000	4,244
Royal Dutch Shell PLC, ADR B	62,728	4,048
*Transocean, Inc.	57,100	3,979

Total		22,750

Financials (26.8%)
American International Group, Inc.	62,400	4,258
*AmeriCredit Corp.	82,100	2,104
Assurant, Inc.	12,600	548
*Berkshire Hathaway, Inc.	20	1,772
Capital One Financial Corp.	40,500	3,499
The Chubb Corp.	18,500	1,807
Everest Re Group, Ltd.	9,800	983
Fifth Third Bancorp	94,500	3,565
General Growth Properties, Inc.	132,420	6,222
Golden West Financial Corp.	4,100	271
The Goldman Sachs Group, Inc.	11,100	1,418
The Hartford Financial Services Group, Inc.	65,600	5,634
Hudson City Bancorp, Inc.	418,700	5,075
IndyMac Bancorp, Inc.	68,600	2,677
JPMorgan Chase & Co.	297,288	11,800
Marsh & McLennan Companies, Inc.	62,100	1,972
RenaissanceRe Holdings, Ltd.	42,600	1,879
The St. Paul Travelers Companies, Inc.	22,923	1,024
Washington Mutual, Inc.	205,900	8,957

Common Stocks (94.7%)	Shares/ $ Par	Value $ (000’s)

Financials continued
Wells Fargo & Co.	96,000	6,032
XL Capital, Ltd. — Class A	31,500	2,122

Total		73,619

Health Care (9.2%)
AmerisourceBergen Corp.	97,800	4,049
AstraZeneca PLC, ADR	80,700	3,922
Eli Lilly and Co.	9,800	555
*Medco Health Solutions, Inc.	81,800	4,564
Merck & Co., Inc.	137,100	4,361
Pfizer, Inc.	45,100	1,052
*WellPoint, Inc.	83,000	6,622

Total		25,125

Industrials (14.2%)
*Allied Waste Industries, Inc.	203,200	1,776
Cooper Industries, Ltd. — Class A	80,700	5,891
Emerson Electric Co.	23,300	1,741
General Electric Co.	215,700	7,560
Goodrich Corp.	23,200	954
Hubbell, Inc. — Class B	25,800	1,164
Ingersoll-Rand Co., Ltd. — Class A	15,800	638
Siemens AG, ADR	21,900	1,874
Tyco International, Ltd.	181,000	5,224
Union Pacific Corp.	56,500	4,549
United Technologies Corp.	135,400	7,569

Total		38,940

Information Technology (7.6%)
*Affiliated Computer Services, Inc. — Class A	35,800	2,119
*Arrow Electronics, Inc.	9,100	291
*Fairchild Semiconductor International, Inc.	254,200	4,299
*Flextronics International, Ltd.	413,300	4,315
*Freescale Semiconductor, Inc. — Class A	155,700	3,922
Hewlett-Packard Co.	164,800	4,717
*International Rectifier Corp.	33,500	1,069

Total		20,732

Materials (4.9%)
Air Products and Chemicals, Inc.	41,200	2,439
Alcoa, Inc.	82,900	2,451
The Dow Chemical Co.	89,700	3,931
International Paper Co.	105,600	3,549
Methanex Corp.	50,900	954

Total		13,324

Telecommunication Services (5.4%)
AT&T, Inc.	172,500	4,225
BellSouth Corp.	59,500	1,612
Sprint Nextel Corp.	230,600	5,387
Verizon Communications, Inc.	119,200	3,590

Total		14,814

Capital Guardian Domestic Equity Portfolio

Capital Guardian Domestic Equity Portfolio

Common Stocks (94.7%)	Shares/ $ Par	Value $ (000’s)

Utilities (3.0%)
Duke Energy Corp.	104,500	2,869
Equitable Resources, Inc.	37,500	1,376
Exelon Corp.	24,900	1,323
MDU Resources Group, Inc.	38,800	1,270
Pinnacle West Capital Corp.	31,600	1,307

Total		8,145

Total Common Stocks (Cost: $227,524)		259,429

Money Market Investments (5.2%)

Federal Government & Agencies (4.9%)
Federal Home Loan Bank Discount Corp., 3.30%, 1/3/06	13,500,000	13,497

Total		13,497

Money Market Investments (5.2%)	Shares/ $ Par	Value $ (000’s)

Miscellaneous Business Credit Institutions (0.3%)
General Electric Capital, 3.95%, 1/3/06	700,000	700

Total		700

Total Money Market Investments (Cost: $14,197)		14,197

Total Investments (99.9%) (Cost $241,721)(a)		273,626

Other Assets, Less Liabilities (0.1%)		308

Total Net Assets (100.0%)		273,934

*	Non-Income Producing

ADR after the name of a security represents — American Depository Receipt.

(a)	At December 31, 2005 the aggregate cost of securities for federal tax purposes (in thousands) was $242,126 and the net unrealized appreciation of investments based on that cost was $31,500 which is comprised of $38,597 aggregate gross unrealized appreciation and $7,097 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

Capital Guardian Domestic Equity Portfolio

T. Rowe Price Equity Income Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term growth of capital and income	Invest in the equity securities of established companies.	$133 million

The objective of the T. Rowe Price Equity Income Portfolio is long-term growth of capital and income. Management seeks to achieve this objective mainly through investment in the stocks of well-established companies paying above-average dividends. A value approach is used in selecting investments, with an effort made to identify companies that appear to be undervalued by various measures but have good prospects for capital appreciation and dividend growth. Management looks for characteristics such as an established operating history, above-average dividend yield, a low price/earnings ratio, sound financial condition, and a low stock price relative to a company’s underlying value.

The widely followed Dow Jones Industrial Average was essentially flat in 2005, while most of the other major indices posted modest gains. Energy dominated the equity markets in 2005 with a powerful advance, and Utilities was the only other sector to provide a double-digit return. Consumer Discretionary and Telecommunications Services were the worst sectors over the year, affected by a weak auto sector and competition from wireless companies, respectively.

The Portfolio delivered a moderate return of 4.19% for 2005 compared to a 4.91% return on the S&P 500 Index. Performance lagged the Index due primarily to an overweighting in the weak Consumer Discretionary sector, particularly media, along with poor stock selection within that group. New York Times, Comcast, Tribune, and Dow Jones were four of the Portfolio’s top ten detractors from performance over the year. We remain sanguine on the group, however, and believe it will provide significant value in the long term based on the unique content these companies provide. Also of note in the Consumer Discretionary sector is Eastman Kodak, one of the top five detractors from performance. Eastman Kodak suffered from disappointing growth in its digital products business and declining sales in its traditional film business, prompting the rating agencies to cut the company’s unsecured debt to junk status. Other areas of disappointment were Materials and Chemicals where International Paper and International Flavors & Fragrance, respectively, hindered results.

Positive contributors to performance in 2005 included Information Technology, the Portfolio’s best relative contributor, primarily as a result of stock selection. Within computers and peripherals, Hewlett-Packard was a major relative contributor and the second-largest absolute contributor, driven by solid earnings and revenues. IBM also had a strong impact on relative performance due in part to a timely purchase. Within the Communications Equipment sector, Motorola and Nokia were beneficial, the former benefiting from new high-end cell phone products and a stock repurchase program, and the latter from strong global demand for handsets and an increase in market share. We have been taking profits in Hewlett-Packard, Texas Instruments, and other stocks that have done well and reinvesting the proceeds in strong companies with relatively low valuations such as Cisco Systems.

The industrials and business services sector was another significant contributor to the Portfolio’s relative return in 2005. Our industrial conglomerate holdings did well, and an overweight in roads and rails also aided results. Railroad stock Union Pacific was one of the five largest contributors to overall performance, thanks to stronger yields and gains from real estate sales.

Corporations are enjoying strong profits and cash flow, which together provide the incentive for new corporate investments. We believe earnings will continue to grow in 2006, although at a more moderate pace due to lower consumer spending, reflecting higher energy prices and mortgage rates.

Globalization, competition, and high productivity growth are restraining inflation, which reduces pressure on the Federal Reserve to raise short-term rates much higher. Our worst case scenario calls for moderate stock market gains during the next twelve months, although significant corporate liquidity could set the stage for better performance than we saw in 2005. We expect companies to increase their dividend payments in 2006 and merger and acquisition activity to remain robust, which could provide additional ballast for stocks. As always, we will focus on reasonably valued stocks with relatively high dividend yields in our ongoing effort to provide value for our investors.

T. Rowe Price Equity Income Portfolio

T. Rowe Price Equity Income Portfolio

This chart assumes an initial investment of $10,000 made on 5/1/03 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Returns exclude deductions for separate account sales loads and account fees. Total returns, which reflect deduction of charges for the separate account are shown beginning on page iv of the Performance Summary of the Separate Account report.

The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. As of December 31, 2005, the 500 companies in the composite had a median market capitalization of $11.3 billion and a total market value of $11.5 trillion. The S&P 500 represents approximately 58.2% of the market value of the Compustat’s database of about 9,400 equities. The index cannot be invested in directly and does not include sales charges.

The Lipper Variable Insurance Products (VIP) Equity Income Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of Funds that, by prospectus language and portfolio practice, seek relatively high current income and growth of income by investing primarily in dividend-paying equity securities. These funds’ gross or net yield must be at least 125% of the average gross or net yield of the U.S. diversified equity fund universe. Source: Lipper, Inc.

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

T. Rowe Price Equity Income Portfolio

T. Rowe Price Equity Income Portfolio

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 to December 31, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During Period July 1, 2005 to December 31, 2005*
Actual	$1,000.00	$1,045.30	$3.48
Hypothetical (5% return before expenses)	$1,000.00	$1,021.50	$3.44

*	Expenses are equal to the Fund’s annualized expense ratio of 0.68%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

T. Rowe Price Equity Income Portfolio

T. Rowe Price Equity Income Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2005

Common Stocks (95.3%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (14.0%)
*Cablevision Systems Corp.	9,700	228
*Comcast Corp. — Class A	46,100	1,197
Dow Jones & Co., Inc.	28,600	1,015
Eastman Kodak Co.	36,100	845
*Echostar Communications Corp.	17,500	475
Ford Motor Co.	32,300	249
Fortune Brands, Inc.	10,700	835
Genuine Parts Co.	18,400	808
The Home Depot, Inc.	17,800	721
Knight-Ridder, Inc.	13,300	842
Mattel, Inc.	63,600	1,006
McDonald’s Corp.	22,900	772
The New York Times Co. — Class A	51,400	1,360
Newell Rubbermaid, Inc.	50,700	1,206
RadioShack Corp.	23,400	492
Sony Corp.	20,000	816
Time Warner, Inc.	94,500	1,648
Tribune Co.	41,700	1,262
Viacom, Inc. — Class B	53,500	1,743
The Walt Disney Co.	45,700	1,095

Total		18,615

Consumer Staples (9.3%)
Anheuser-Busch Companies, Inc.	38,600	1,658
Avon Products, Inc.	35,200	1,005
Campbell Soup Co.	30,900	920
The Coca-Cola Co.	39,200	1,580
Colgate-Palmolive Co.	31,000	1,701
ConAgra Foods, Inc.	5,900	120
General Mills, Inc.	24,400	1,203
Kimberly-Clark Corp.	13,300	793
McCormick & Co., Inc.	17,700	547
SYSCO Corp.	11,100	345
Unilever NV	4,600	316
UST, Inc.	13,800	563
Wal-Mart Stores, Inc.	35,000	1,638

Total		12,389

Energy (8.2%)
Amerada Hess Corp.	11,900	1,509
Anadarko Petroleum Corp.	10,900	1,033
BP PLC, ADR	18,000	1,156
Chevron Corp.	39,600	2,248
Exxon Mobil Corp.	39,500	2,219
Royal Dutch Shell PLC, ADR A	31,500	1,937
Schlumberger, Ltd.	8,300	806

Total		10,908

Financials (19.5%)
American Express Co.	9,200	473
American International Group, Inc.	16,100	1,099
Ameriprise Financial, Inc.	4,940	203
Bank of America Corp.	23,600	1,089
Bank of Ireland, ADR	8,000	506

Common Stocks (95.3%)	Shares/ $ Par	Value $ (000’s)

Financials continued
The Charles Schwab Corp.	91,500	1,342
The Chubb Corp.	9,100	889
Citigroup, Inc.	14,200	689
Fannie Mae	12,600	615
Fifth Third Bancorp	32,200	1,215
Janus Capital Group, Inc.	17,700	330
JPMorgan Chase & Co.	76,488	3,035
Lincoln National Corp.	20,776	1,102
Marsh & McLennan Companies, Inc.	74,000	2,350
Mellon Financial Corp.	40,200	1,377
Mercantile Bankshares Corp.	9,000	508
Morgan Stanley	32,300	1,833
National City Corp.	14,800	497
Northern Trust Corp.	7,600	394
SAFECO Corp.	10,300	582
Simon Property Group, Inc.	8,400	644
The St. Paul Travelers Companies, Inc.	24,627	1,100
State Street Corp.	23,900	1,325
SunTrust Banks, Inc.	14,700	1,070
UnumProvident Corp.	43,200	983
Wells Fargo & Co.	7,800	490
Wilmington Trust Corp.	1,900	74

Total		25,814

Health Care (8.7%)
Abbott Laboratories	21,200	836
Baxter International, Inc.	19,800	745
*Boston Scientific Corp.	26,200	642
Bristol-Myers Squibb Co.	53,000	1,218
Eli Lilly and Co.	13,000	736
Johnson & Johnson	24,400	1,466
*MedImmune, Inc.	23,800	833
Merck & Co., Inc.	56,000	1,782
Pfizer, Inc.	44,800	1,045
Schering-Plough Corp.	40,100	836
Wyeth	32,000	1,474

Total		11,613

Industrials (13.0%)
Avery Dennison Corp.	19,500	1,078
Cendant Corp.	24,800	428
Cooper Industries, Ltd. — Class A	14,500	1,059
Deere & Co.	22,800	1,553
Eaton Corp.	8,200	550
General Electric Co.	97,600	3,420
Honeywell International, Inc.	46,900	1,747
Lockheed Martin Corp.	19,100	1,215
Norfolk Southern Corp.	19,300	865
Pall Corp.	29,900	803
Raytheon Co.	27,100	1,088
Tyco International, Ltd.	16,000	462
Union Pacific Corp.	25,100	2,021
Waste Management, Inc.	34,000	1,032

Total		17,321

T. Rowe Price Equity Income Portfolio

T. Rowe Price Equity Income Portfolio

Common Stocks (95.3%)	Shares/ $ Par	Value $ (000’s)

Information Technology (7.6%)
Analog Devices, Inc.	24,500	879
*Cisco Systems, Inc.	48,000	822
Hewlett-Packard Co.	41,800	1,197
Intel Corp.	30,900	771
International Business Machines Corp.	21,000	1,725
*Lucent Technologies, Inc.	78,100	208
Microsoft Corp.	64,700	1,692
Motorola, Inc.	48,500	1,096
Nokia OYJ, ADR	49,200	900
Texas Instruments, Inc.	24,400	783

Total		10,073

Materials (5.5%)
Alcoa, Inc.	30,900	914
Chemtura Corp.	21,199	269
E. I. du Pont de Nemours and Co.	29,100	1,237
*Hercules, Inc.	24,300	275
Inco, Ltd.	5,900	257
International Flavors & Fragrances, Inc.	26,300	881
International Paper Co.	65,200	2,191
MeadWestvaco Corp.	19,600	549
Vulcan Materials Co.	11,500	779

Total		7,352

Telecommunication Services (5.5%)
ALLTEL Corp.	21,200	1,338
AT&T, Inc.	76,735	1,879
*Qwest Communications International, Inc.	200,500	1,133
Sprint Nextel Corp.	55,400	1,294
Telus Corp.	12,900	519
Verizon Communications, Inc.	37,800	1,139

Total		7,302

Utilities (4.0%)
Duke Energy Corp.	46,600	1,279
FirstEnergy Corp.	15,700	769
NiSource, Inc.	55,200	1,151
Pinnacle West Capital Corp.	4,500	186
Progress Energy, Inc.	22,700	997
TECO Energy, Inc.	13,600	234
Xcel Energy, Inc.	40,300	744

Total		5,360

Total Common Stocks (Cost: $115,076)		126,747

Convertible Corporate Bonds (0.1%)	Shares/ $ Par	Value $ (000’s)

Telephone and Telegraph Apparatus (0.1%)
Lucent Technologies, 8.00%, 8/1/31	165,000	167

Total Convertible Corporate Bonds (Cost: $158)		167

Preferred Stocks (0.2%)

Financials (0.2%)
Unumprovident Corp.	5,900	208

Total Preferred Stocks (Cost: $148)		208

Money Market Investments (4.2%)

Other Holdings (4.2%)
Reserve Investment Fund	5,518,587	5,519

Total Money Market Investments (Cost: $5,519)		5,519

Total Investments (99.8%) (Cost $120,901)(a)		132,641

Other Assets, Less Liabilities (0.2%)		282

Total Net Assets (100.0%)		132,923

*	Non-Income Producing

ADR after the name of a security represents — American Depository Receipt.

(a)	At December 31, 2005 the aggregate cost of securities for federal tax purposes (in thousands) was $120,913 and the net unrealized appreciation of investments based on that cost was $11,728 which is comprised of $15,736 aggregate gross unrealized appreciation and $4,008 aggregate gross unrealized depreciation.

The Accompanying Notes are an Integral Part of the Financial Statements.

T. Rowe Price Equity Income Portfolio

Index 500 Stock Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Long-term capital appreciation through cost-effective participation in broad market performance	Invest in a portfolio designed to approximate the composition and returns of the S&P 500 Index.	$1.9 billion

The Index 500 Stock Portfolio seeks investment results that approximate the performance of the Standard & Poor’s 500 Composite Stock Price Index. The S&P 500® Index is composed of 500 common stocks representing approximately three-fourths of the total market value of all publicly traded common stocks in the United States. The Portfolio’s strategy is to capture broad market performance by investing in a portfolio modeled after a broadly based stock index. The Portfolio invests in stocks included in the S&P 500 Index in proportion to their weightings in the Index, and may buy or sell securities after announced changes in the Index but before or after the effective date of the changes to attempt to achieve higher correlation with the Index. The Index 500 Stock Portfolio is not managed in the traditional sense using economic, financial and market analysis. A computer program is used to determine which stocks are to be purchased or sold to achieve the Portfolio’s objective. Therefore, the Portfolio remains neutral relative to the benchmarks in terms of economic sectors, market capitalization, and the growth and value styles of investing. The Portfolio will, to the extent feasible, remain fully invested, and may purchase Index futures contracts in amounts approximating the cash held in the Index.

For the year ended December 31, 2005, the Portfolio had a total return of 4.72%, slightly lagging the S&P 500 Index, which returned 4.91%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) Portfolio performance slightly lagged the S&P 500 Index due to transaction costs, administrative expenses, cash flow effects and holdings of stock index futures contracts. The average return for the Portfolio’s peer group, S&P Index 500 Objective Funds, was 4.52% for the twelve months ended December 31, 2005, according to Lipper Analytical Services, Inc. (“Lipper”), an independent mutual fund ranking agency.

The U.S. stock market advanced overall for the third consecutive year in 2005, though returns were lower than in the previous two years. Despite rising oil prices, higher short-term interest rates, and two devastating Gulf Coast hurricanes, stocks rallied thanks to solid economic growth, brisk merger activity, and better-than-expected corporate earnings. Stocks were positive overall in 2005, but mid-cap stocks were the clear winners, returning 12.56% as measured by the S&P MidCap 400 Index. Small-cap stocks gained 7.68%, as measured by the S&P SmallCap 600 Index, while the broader stock market returned 4.91%, as measured by the S&P 500 Index.

For 2005, returns within the ten of the sectors of the S&P 500 Index varied widely. Energy and Utilities were the best performing sectors, gaining 31.26% and 16.69%, respectively. Energy benefited from rising oil and natural gas prices as well as from continued strong demand worldwide, especially from China. Utilities benefited from exposure to the transmission and production segments of the Energy sector, as well as from falling long-term interest rates. Other sectors that performed well included Health Care (up 6.42%) and Financials (up 6.38%). Other sectors that produced positive, though lower, gains included Materials (up 4.36%), Consumer Staples (up 3.50%), Industrials (up 2.23%) and Information Technology (up 0.96%). Consumer Discretionary lost ground this year (-6.42%) on concerns that rising energy costs would hurt consumer spending, and Telecommunication Services was negative for the year (-5.59%) as competition increased from non-traditional suppliers such as satellite companies and cable and wireless companies.

As we seek to track the performance and weightings of stocks in the S&P 500 Index, we make changes in the Portfolio’s holdings as the Index changes. Such changes occur as companies go public or private, merge, divest or have major changes in market capitalization. Additionally, Standard & Poor’s adjusts the Index to better reflect the companies that are most representative of the composition of the U.S. economy. During 2005, there were 20 companies added to the Index. Those added during the fourth quarter were Whole Foods Market, Viacom, Inc. (new), CBS Corp., E.W. Scripps, Genworth Financial Inc., Amazon.com, Patterson Cos. Inc. and Lennar Corp. There were also 20 companies eliminated from the Index during the year. During the fourth quarter of 2005, the stocks eliminated were MBNA Corp., Visteon Corp., Viacom, Inc. (old), Georgia-Pacific Group, Calpine Corp., AT&T Corp. and Delphi Corp.

Heading into 2006, we believe that large capitalization companies are attractively valued versus mid- and small-cap stocks, as they have underperformed those segments of the market for several years. Price-to-earnings ratios of large caps are down and profit margins have expanded to historically high levels. During 2005, earnings for large caps decelerated, but companies in this asset class have done a good job of controlling costs, leading to modest revenue gains for the year. Large-cap companies are currently sitting on substantial amounts of cash, with which they could increase dividends to shareholders, buy back shares and/or make acquisitions. Any of those scenarios would be positive for investors in this segment of the market.

Index 500 Stock Portfolio

Index 500 Stock Portfolio

This chart assumes an initial investment of $10,000 made on 12/31/95. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Total returns, which reflect deduction of charges for the separate account are shown beginning on page iv of the Performance Summary of the Separate Account report.

Indices are unmanaged, cannot be invested in directly and do not include expenses or sales charges.

The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. As of December 31, 2005, the 500 companies in the composite had a median market capitalization of $11.3 billion and a total market value of $11.5 trillion. The S&P 500 represents approximately 58.2% of the market value of the Compustat’s database of about 9,400 equities. The index cannot be invested in directly and does not include sales charges.

The Lipper Variable Insurance Products (VIP) S&P 500 Index Objective Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of Funds that are passively managed and commit by prospectus language to replicate the performance of the S&P 500 Index, including reinvested dividends. In addition, S&P 500 Index funds have limited expenses (advisor fee no higher than 0.50%). Source: Lipper, Inc.

“Standard & Poor’s®”, “S&P®”, “S&P MidCap 400 Index”, “Standard & Poor’s MidCap 400 Index”, “S&P 500” and “Standard & Poor’s 500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by The Northwestern Mutual Life Insurance Company. The funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the funds.

Sector Allocation is based on equities.

Sector Allocation and Top 10 Holdings are subject to change.

Index 500 Stock Portfolio

Index 500 Stock Portfolio

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 to December 31, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During Period July 1, 2005 to December 31, 2005*
Actual	$1,000.00	$1,056.50	$1.03
Hypothetical (5% return before expenses)	$1,000.00	$1,023.90	$1.01

*	Expenses are equal to the Fund’s annualized expense ratio of 0.20%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Index 500 Stock Portfolio

Index 500 Stock Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2005

Common Stocks (98.4%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (10.7%)
*Amazon.com, Inc.	51,100	2,409
*Apollo Group, Inc. — Class A	24,200	1,463
*AutoNation, Inc.	30,200	656
*AutoZone, Inc.	9,225	846
*Bed Bath & Beyond, Inc.	49,400	1,786
Best Buy Co., Inc.	68,075	2,960
*Big Lots, Inc.	18,900	227
The Black & Decker Corp.	13,100	1,139
Brunswick Corp.	16,100	655
Carnival Corp.	72,109	3,856
*CCE Spinco, Inc.	11,281	148
Centex Corp.	21,300	1,523
Circuit City Stores, Inc.	26,100	590
Clear Channel Communications, Inc.	90,050	2,832
*Coach, Inc.	63,300	2,110
*Comcast Corp. — Class A	361,670	9,389
Cooper Tire & Rubber Co.	10,200	156
D.R. Horton, Inc.	45,300	1,619
Dana Corp.	25,050	180
Darden Restaurants, Inc.	21,850	850
Dillard’s, Inc. — Class A	10,264	255
Dollar General Corp.	52,748	1,006
Dow Jones & Co., Inc.	9,820	349
The E.W. Scripps Co. — Class A	14,200	682
Eastman Kodak Co.	47,783	1,118
*eBay, Inc.	190,400	8,235
Family Dollar Stores, Inc.	25,800	640
Federated Department Stores, Inc.	45,323	3,006
Ford Motor Co.	309,394	2,389
Fortune Brands, Inc.	24,367	1,901
Gannett Co., Inc.	39,950	2,420
The Gap, Inc.	95,575	1,686
General Motors Corp.	94,227	1,830
Genuine Parts Co.	28,900	1,269
*The Goodyear Tire & Rubber Co.	29,300	509
H&R Block, Inc.	54,600	1,340
Harley-Davidson, Inc.	45,700	2,353
Harrah’s Entertainment, Inc.	30,650	2,185
Hasbro, Inc.	29,725	600
Hilton Hotels Corp.	54,650	1,318
The Home Depot, Inc.	353,794	14,323
International Game Technology	56,100	1,727
*The Interpublic Group of Companies, Inc.	71,700	692
J. C. Penney Co., Inc.	38,650	2,149
Johnson Controls, Inc.	32,100	2,340
Jones Apparel Group, Inc.	19,500	599
KB HOME	13,000	945
Knight-Ridder, Inc.	11,550	731
*Kohl’s Corp.	57,467	2,793
Leggett & Platt, Inc.	30,633	703
Lennar Corp. — Class A	22,900	1,397
Limited Brands, Inc.	57,987	1,296

Common Stocks (98.4%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary continued
Liz Claiborne, Inc.	17,800	638
Lowe’s Companies, Inc.	130,250	8,682
Marriott International, Inc. — Class A	27,400	1,835
Mattel, Inc.	67,288	1,064
Maytag Corp.	13,333	251
McDonald’s Corp.	209,578	7,067
The McGraw-Hill Companies, Inc.	62,420	3,223
Meredith Corp.	7,000	366
The New York Times Co. — Class A	24,170	639
Newell Rubbermaid, Inc.	45,892	1,091
News Corp. — Class A	405,300	6,302
NIKE, Inc. — Class B	31,700	2,751
Nordstrom, Inc.	36,434	1,363
*Office Depot, Inc.	51,457	1,616
OfficeMax, Inc.	11,800	299
Omnicom Group, Inc.	30,000	2,554
Pulte Homes, Inc.	35,700	1,405
RadioShack Corp.	22,400	471
Reebok International, Ltd.	8,800	512
*Sears Holdings Corp.	16,580	1,915
The Sherwin-Williams Co.	18,713	850
Snap-on, Inc.	9,617	361
The Stanley Works	12,150	584
Staples, Inc.	121,850	2,767
*Starbucks Corp.	128,000	3,841
Starwood Hotels & Resorts Worldwide, Inc.	36,500	2,331
Target Corp.	146,457	8,051
Tiffany & Co.	23,667	906
Time Warner, Inc.	776,600	13,544
The TJX Companies, Inc.	76,700	1,782
Tribune Co.	43,636	1,320
*Univision Communications, Inc. — Class A	37,200	1,093
VF Corp.	14,857	822
Viacom, Inc. — Class B	257,448	8,393
*Visteon Corp.	21,383	134
The Walt Disney Co.	320,357	7,679
Wendy’s International, Inc.	19,350	1,069
Whirlpool Corp.	11,250	942
Yum! Brands, Inc.	47,180	2,212

Total		202,905

Consumer Staples (9.3%)
Alberto-Culver Co.	12,550	574
Albertson’s, Inc.	61,454	1,312
Altria Group, Inc.	346,822	25,914
Anheuser-Busch Companies, Inc.	129,349	5,557
Archer-Daniels-Midland Co.	108,803	2,683
Avon Products, Inc.	76,300	2,178
Brown-Forman Corp. — Class B	13,818	958
Campbell Soup Co.	31,022	924
The Clorox Co.	25,150	1,431

Index 500 Stock Portfolio

Index 500 Stock Portfolio

Common Stocks (98.4%)	Shares/ $ Par	Value $ (000’s)

Consumer Staples continued
The Coca-Cola Co.	344,775	13,898
Coca-Cola Enterprises, Inc.	50,500	968
Colgate-Palmolive Co.	86,322	4,735
ConAgra Foods, Inc.	86,467	1,754
*Constellation Brands, Inc. — Class A	32,800	860
Costco Wholesale Corp.	78,664	3,892
CVS Corp.	135,634	3,583
General Mills, Inc.	59,167	2,918
H.J. Heinz Co.	55,717	1,879
The Hershey Co.	30,200	1,669
Kellogg Co.	42,757	1,848
Kimberly-Clark Corp.	77,856	4,644
*The Kroger Co.	120,705	2,279
McCormick & Co., Inc.	22,300	690
Molson Coors Brewing Co.	9,400	630
The Pepsi Bottling Group, Inc.	22,800	652
PepsiCo, Inc.	276,330	16,326
The Procter & Gamble Co.	558,264	32,311
Reynolds American, Inc.	14,200	1,354
Safeway, Inc.	74,800	1,770
Sara Lee Corp.	126,535	2,392
SUPERVALU, Inc.	22,650	736
SYSCO Corp.	103,325	3,208
Tyson Foods, Inc. — Class A	41,800	715
UST, Inc.	27,267	1,113
Wal-Mart Stores, Inc.	416,100	19,472
Walgreen Co.	168,546	7,460
Wm. Wrigley Jr. Co.	29,867	1,986

Total		177,273

Energy (9.2%)
Amerada Hess Corp.	13,300	1,687
Anadarko Petroleum Corp.	39,462	3,739
Apache Corp.	54,846	3,758
Baker Hughes, Inc.	56,930	3,460
BJ Services Co.	53,700	1,969
Burlington Resources, Inc.	62,966	5,428
Chevron Corp.	373,914	21,227
ConocoPhillips	231,120	13,447
Devon Energy Corp.	74,000	4,628
El Paso Corp.	109,671	1,334
EOG Resources, Inc.	40,220	2,951
Exxon Mobil Corp.	1,036,356	58,213
Halliburton Co.	85,369	5,289
Kerr-McGee Corp.	19,286	1,752
Kinder Morgan, Inc.	17,567	1,615
Marathon Oil Corp.	61,033	3,721
Murphy Oil Corp.	27,500	1,485
*Nabors Industries, Ltd.	26,350	1,996
*National-Oilwell Varco, Inc.	29,000	1,818
Noble Corp.	22,850	1,612
Occidental Petroleum Corp.	66,920	5,346
Rowan Companies, Inc.	18,250	650
Schlumberger, Ltd.	98,067	9,527
Sunoco, Inc.	22,700	1,779
*Transocean, Inc.	54,951	3,830
Valero Energy Corp.	102,700	5,299

Common Stocks (98.4%)	Shares/ $ Par	Value $ (000’s)

Energy continued
*Weatherford International, Ltd.	57,900	2,096
The Williams Companies, Inc.	95,400	2,210
XTO Energy, Inc.	60,499	2,658

Total		174,524

Financials (20.9%)
ACE, Ltd.	53,700	2,870
AFLAC, Inc.	83,350	3,869
The Allstate Corp.	108,028	5,841
Ambac Financial Group, Inc.	17,500	1,349
American Express Co.	206,775	10,641
American International Group, Inc.	432,330	29,498
Ameriprise Financial, Inc.	40,955	1,679
AmSouth Bancorporation	58,055	1,522
Aon Corp.	53,300	1,916
Apartment Investment & Management Co. — Class A	15,900	602
Archstone-Smith Trust	35,300	1,479
Bank of America Corp.	668,872	30,868
The Bank of New York Co., Inc.	128,253	4,085
BB&T Corp.	90,300	3,784
The Bear Stearns Companies, Inc.	18,895	2,183
Capital One Financial Corp.	49,900	4,311
The Charles Schwab Corp.	171,839	2,521
The Chubb Corp.	33,250	3,247
Cincinnati Financial Corp.	29,075	1,299
CIT Group, Inc.	33,300	1,724
Citigroup, Inc.	842,648	40,894
Comerica, Inc.	27,550	1,564
Compass Bancshares, Inc.	20,700	1,000
Countrywide Financial Corp.	99,500	3,402
*E*TRADE Financial Corp.	68,100	1,421
Equity Office Properties Trust	67,700	2,053
Equity Residential	48,000	1,878
Fannie Mae	161,248	7,871
Federated Investors, Inc. — Class B	14,100	522
Fifth Third Bancorp	92,434	3,487
First Horizon National Corp.	21,000	807
Franklin Resources, Inc.	24,750	2,327
Freddie Mac	115,086	7,521
Genworth Financial, Inc.	62,700	2,168
Golden West Financial Corp.	42,400	2,798
The Goldman Sachs Group, Inc.	75,100	9,591
The Hartford Financial Services Group, Inc.	50,050	4,299
Huntington Bancshares, Inc.	38,042	903
Janus Capital Group, Inc.	35,929	669
Jefferson-Pilot Corp.	22,334	1,271
JPMorgan Chase & Co.	582,797	23,131
KeyCorp	67,875	2,235
Lehman Brothers Holdings, Inc.	44,622	5,719
Lincoln National Corp.	28,840	1,529
Loews Corp.	22,567	2,140
M&T Bank Corp.	13,300	1,450
Marsh & McLennan Companies, Inc.	90,680	2,880
Marshall & Ilsley Corp.	34,800	1,498
MBIA, Inc.	22,350	1,345

Index 500 Stock Portfolio

Index 500 Stock Portfolio

Common Stocks (98.4%)	Shares/ $ Par	Value $ (000’s)

Financials continued
MBNA Corp.	209,015	5,675
Mellon Financial Corp.	69,668	2,386
Merrill Lynch & Co., Inc.	153,100	10,369
MetLife, Inc.	126,136	6,181
MGIC Investment Corp.	15,100	994
Moody’s Corp.	41,350	2,540
Morgan Stanley	179,513	10,186
National City Corp.	91,797	3,082
North Fork Bancorporation, Inc.	79,250	2,168
Northern Trust Corp.	30,850	1,599
Plum Creek Timber Co., Inc.	30,600	1,103
PNC Financial Services Group, Inc.	48,667	3,009
Principal Financial Group, Inc.	46,700	2,215
The Progressive Corp.	32,900	3,842
ProLogis	40,600	1,897
Prudential Financial, Inc.	84,100	6,155
Public Storage, Inc.	13,800	935
Regions Financial Corp.	76,230	2,604
SAFECO Corp.	20,550	1,161
Simon Property Group, Inc.	31,100	2,383
SLM Corp.	69,542	3,831
Sovereign Bancorp, Inc.	59,500	1,286
The St. Paul Travelers Companies, Inc.	115,310	5,151
State Street Corp.	54,600	3,027
SunTrust Banks, Inc.	60,233	4,383
Synovus Financial Corp.	52,050	1,406
T. Rowe Price Group, Inc.	21,800	1,570
Torchmark Corp.	17,250	959
U.S. Bancorp	302,521	9,042
UnumProvident Corp.	49,631	1,129
Vornado Realty Trust	19,700	1,644
Wachovia Corp.	258,757	13,678
Washington Mutual, Inc.	164,354	7,149
Wells Fargo & Co.	278,480	17,497
XL Capital, Ltd. — Class A	29,000	1,954
Zions Bancorporation	17,400	1,315

Total		399,166

Health Care (13.1%)
Abbott Laboratories	258,350	10,187
Aetna, Inc.	47,654	4,494
Allergan, Inc.	21,967	2,372
AmerisourceBergen Corp.	34,800	1,441
*Amgen, Inc.	205,617	16,214
Applera Corp. — Applied Biosystems Group	31,333	832
Bausch & Lomb, Inc.	9,000	611
Baxter International, Inc.	103,900	3,912
Becton, Dickinson and Co.	41,950	2,520
*Biogen Idec, Inc.	56,490	2,561
Biomet, Inc.	41,445	1,516
*Boston Scientific Corp.	98,272	2,407
Bristol-Myers Squibb Co.	325,908	7,489
C. R. Bard, Inc.	17,500	1,154
Cardinal Health, Inc.	71,325	4,904
*Caremark Rx, Inc.	74,900	3,879
*Chiron Corp.	18,222	810

Common Stocks (98.4%)	Shares/ $ Par	Value $ (000’s)

Health Care continued
CIGNA Corp.	20,929	2,338
*Coventry Health Care, Inc.	27,100	1,544
Eli Lilly and Co.	189,306	10,713
*Express Scripts, Inc.	24,300	2,036
*Fisher Scientific International, Inc.	20,400	1,262
*Forest Laboratories, Inc.	56,266	2,289
*Genzyme Corp.	43,000	3,044
*Gilead Sciences, Inc.	76,300	4,016
Guidant Corp.	55,288	3,580
HCA, Inc.	70,611	3,566
Health Management Associates, Inc. — Class A	41,100	903
*Hospira, Inc.	26,765	1,145
*Humana, Inc.	27,100	1,472
IMS Health, Inc.	38,567	961
Johnson & Johnson	495,537	29,781
*King Pharmaceuticals, Inc.	40,166	680
*Laboratory Corp. of America Holdings	22,100	1,190
Manor Care, Inc.	13,200	525
McKesson Corp.	51,205	2,642
*Medco Health Solutions, Inc.	51,272	2,861
*MedImmune, Inc.	41,000	1,436
Medtronic, Inc.	201,500	11,600
Merck & Co., Inc.	364,220	11,586
*Millipore Corp.	8,700	575
Mylan Laboratories, Inc.	36,400	727
*Patterson Companies, Inc.	23,000	768
PerkinElmer, Inc.	21,700	511
Pfizer, Inc.	1,227,734	28,630
Quest Diagnostics, Inc.	27,600	1,421
Schering-Plough Corp.	246,150	5,132
*St. Jude Medical, Inc.	61,100	3,067
Stryker Corp.	48,600	2,159
*Tenet Healthcare Corp.	77,950	597
*Thermo Electron Corp.	27,000	814
UnitedHealth Group, Inc.	211,044	13,113
*Waters Corp.	18,400	696
*Watson Pharmaceuticals, Inc.	16,900	549
*WellPoint, Inc.	102,600	8,186
Wyeth	223,529	10,298
*Zimmer Holdings, Inc.	41,237	2,781

Total		248,497

Industrials (11.2%)
3M Co.	126,576	9,811
*Allied Waste Industries, Inc.	36,250	317
American Power Conversion Corp.	28,650	630
American Standard Companies, Inc.	30,400	1,214
Avery Dennison Corp.	18,350	1,014
The Boeing Co.	134,476	9,446
Burlington Northern Santa Fe Corp.	62,185	4,404
Caterpillar, Inc.	113,276	6,544
Cendant Corp.	170,633	2,943
Cintas Corp.	22,933	944
Cooper Industries, Ltd. — Class A	15,300	1,117
CSX Corp.	36,150	1,835
Cummins, Inc.	7,800	700

Index 500 Stock Portfolio

Index 500 Stock Portfolio

Common Stocks (98.4%)	Shares/ $ Par	Value $ (000’s)

Industrials continued
Danaher Corp.	39,500	2,203
Deere & Co.	40,160	2,735
Dover Corp.	33,767	1,367
Eaton Corp.	24,700	1,657
Emerson Electric Co.	68,450	5,113
Equifax, Inc.	21,600	821
FedEx Corp.	50,520	5,223
Fluor Corp.	14,500	1,120
General Dynamics Corp.	33,500	3,821
General Electric Co.	1,759,906	61,686
Goodrich Corp.	20,500	843
Honeywell International, Inc.	140,350	5,228
Illinois Tool Works, Inc.	34,100	3,000
Ingersoll-Rand Co., Ltd. — Class A	55,060	2,223
ITT Industries, Inc.	15,400	1,583
L-3 Communications Holdings, Inc.	20,000	1,487
Lockheed Martin Corp.	59,508	3,786
Masco Corp.	70,600	2,131
*Monster Worldwide, Inc.	20,467	835
*Navistar International Corp.	10,250	293
Norfolk Southern Corp.	67,657	3,033
Northrop Grumman Corp.	59,220	3,560
PACCAR, Inc.	28,207	1,953
Pall Corp.	20,750	557
Parker Hannifin Corp.	19,975	1,318
Pitney Bowes, Inc.	38,037	1,607
R. R. Donnelley & Sons Co.	36,234	1,240
Raytheon Co.	74,400	2,987
Robert Half International, Inc.	28,340	1,074
Rockwell Automation, Inc.	29,850	1,766
Rockwell Collins, Inc.	28,750	1,336
Ryder System, Inc.	10,700	439
Southwest Airlines Co.	116,167	1,909
Textron, Inc.	22,050	1,697
Tyco International, Ltd.	335,308	9,677
Union Pacific Corp.	44,160	3,555
United Parcel Service, Inc. — Class B	183,800	13,814
United Technologies Corp.	169,634	9,484
W.W. Grainger, Inc.	12,700	903
Waste Management, Inc.	91,885	2,789

Total		212,772

Information Technology (14.8%)
*ADC Telecommunications, Inc.	19,364	433
Adobe Systems, Inc.	100,150	3,702
*Advanced Micro Devices, Inc.	67,300	2,059
*Affiliated Computer Services, Inc. —Class A	20,700	1,225
*Agilent Technologies, Inc.	68,437	2,278
*Altera Corp.	60,411	1,119
Analog Devices, Inc.	61,057	2,190
*Andrew Corp.	27,037	290
*Apple Computer, Inc.	140,400	10,093
Applied Materials, Inc.	270,200	4,847
*Applied Micro Circuits Corp.	49,800	128
Autodesk, Inc.	38,468	1,652
Automatic Data Processing, Inc.	96,050	4,408

Common Stocks (98.4%)	Shares/ $ Par	Value $ (000’s)

Information Technology continued
*Avaya, Inc.	69,716	744
*BMC Software, Inc.	36,060	739
*Broadcom Corp. — Class A	48,200	2,273
*Ciena Corp.	96,100	285
*Cisco Systems, Inc.	1,023,100	17,515
*Citrix Systems, Inc.	29,420	847
Computer Associates International, Inc.	76,392	2,153
*Computer Sciences Corp.	30,850	1,562
*Compuware Corp.	64,557	579
*Comverse Technology, Inc.	33,600	893
*Convergys Corp.	23,250	369
*Corning, Inc.	253,800	4,990
*Dell, Inc.	392,033	11,757
*Electronic Arts, Inc.	50,100	2,621
Electronic Data Systems Corp.	86,867	2,088
*EMC Corp.	398,174	5,423
First Data Corp.	127,232	5,472
*Fiserv, Inc.	30,725	1,329
*Freescale Semiconductor, Inc. — Class B	68,323	1,720
*Gateway, Inc.	43,850	110
Hewlett-Packard Co.	477,226	13,663
Intel Corp.	1,004,163	25,064
International Business Machines Corp.	263,039	21,622
*Intuit, Inc.	29,500	1,572
*Jabil Circuit, Inc.	28,967	1,074
*JDS Uniphase Corp.	275,200	649
KLA-Tencor Corp.	32,900	1,623
*Lexmark International, Inc. — Class A	19,300	865
Linear Technology Corp.	50,750	1,831
*LSI Logic Corp.	65,100	521
*Lucent Technologies, Inc.	740,336	1,969
Maxim Integrated Products, Inc.	54,600	1,979
*Mercury Interactive Corp.	14,400	400
*Micron Technology, Inc.	102,950	1,370
Microsoft Corp.	1,524,700	39,872
Molex, Inc.	23,950	622
Motorola, Inc.	414,877	9,372
National Semiconductor Corp.	57,286	1,488
*NCR Corp.	30,600	1,039
*Network Appliance, Inc.	62,000	1,674
*Novell, Inc.	63,500	561
*Novellus Systems, Inc.	22,200	535
*NVIDIA Corp.	28,500	1,042
*Oracle Corp.	626,425	7,649
*Parametric Technology Corp.	45,280	276
Paychex, Inc.	55,535	2,117
*PMC-Sierra, Inc.	30,300	234
*QLogic Corp.	13,350	434
QUALCOMM, Inc.	273,834	11,797
Sabre Holdings Corp. — Class A	21,867	527
*Sanmina-SCI Corp.	87,400	372
Scientific-Atlanta, Inc.	25,600	1,103
Siebel Systems, Inc.	88,100	932
*Solectron Corp.	152,200	557
*Sun Microsystems, Inc.	568,697	2,383
*Symantec Corp.	180,154	3,153

Index 500 Stock Portfolio

Index 500 Stock Portfolio

Common Stocks (98.4%)	Shares/ $ Par	Value $ (000’s)

Information Technology continued
Symbol Technologies, Inc.	41,850	537
Tektronix, Inc.	13,860	391
*Tellabs, Inc.	74,692	814
*Teradyne, Inc.	32,750	477
Texas Instruments, Inc.	269,500	8,643
*Unisys Corp.	56,650	330
*Xerox Corp.	160,000	2,344
Xilinx, Inc.	58,000	1,462
*Yahoo!, Inc.	210,300	8,240

Total		283,072

Materials (2.9%)
Air Products and Chemicals, Inc.	36,967	2,188
Alcoa, Inc.	144,907	4,285
Allegheny Technologies, Inc.	14,117	509
Ashland, Inc.	12,000	695
Ball Corp.	17,332	688
Bemis Co., Inc.	17,500	488
The Dow Chemical Co.	160,709	7,043
E. I. du Pont de Nemours and Co.	153,128	6,509
Eastman Chemical Co.	13,525	698
Ecolab, Inc.	30,700	1,113
Engelhard Corp.	20,000	603
Freeport-McMoRan Copper & Gold, Inc. — Class B	30,681	1,651
*Hercules, Inc.	18,800	212
International Flavors & Fragrances, Inc.	13,500	452
International Paper Co.	81,666	2,745
Louisiana-Pacific Corp.	17,600	483
MeadWestvaco Corp.	30,179	846
Monsanto Co.	44,753	3,470
Newmont Mining Corp.	74,380	3,972
Nucor Corp.	25,966	1,732
*Pactiv Corp.	23,900	526
Phelps Dodge Corp.	16,924	2,435
PPG Industries, Inc.	27,867	1,613
Praxair, Inc.	53,700	2,844
Rohm and Haas Co.	23,980	1,161
*Sealed Air Corp.	13,521	759
Sigma-Aldrich Corp.	11,200	709
Temple-Inland, Inc.	18,700	839
United States Steel Corp.	18,850	906
Vulcan Materials Co.	17,000	1,152
Weyerhaeuser Co.	40,480	2,685

Total		56,011

Telecommunication Services (3.0%)
ALLTEL Corp.	63,757	4,023
AT&T, Inc.	650,649	15,933
BellSouth Corp.	304,565	8,254
CenturyTel, Inc.	21,800	723
Citizens Communications Co.	55,600	680
*Qwest Communications International, Inc.	257,135	1,453
Sprint Nextel Corp.	492,102	11,496
Verizon Communications, Inc.	460,542	13,872

Total		56,434

Common Stocks (98.4%)	Shares/ $ Par	Value $ (000’s)

Utilities (3.3%)
*The AES Corp.	108,800	1,722
*Allegheny Energy, Inc.	27,100	858
Ameren Corp.	34,067	1,746
American Electric Power Co., Inc.	65,540	2,431
CenterPoint Energy, Inc.	51,662	664
Cinergy Corp.	33,184	1,409
*CMS Energy Corp.	36,700	533
Consolidated Edison, Inc.	40,750	1,888
Constellation Energy Group	29,700	1,711
Dominion Resources, Inc.	57,795	4,462
DTE Energy Co.	29,650	1,281
Duke Energy Corp.	154,530	4,242
*Dynegy, Inc. — Class A	50,200	243
Edison International	54,220	2,365
Entergy Corp.	34,509	2,369
Exelon Corp.	111,124	5,904
FirstEnergy Corp.	54,965	2,693
FPL Group, Inc.	65,814	2,735
KeySpan Corp.	29,000	1,035
Nicor, Inc.	7,350	289
NiSource, Inc.	45,373	946
Peoples Energy Corp.	6,300	221
PG&E Corp.	57,125	2,120
Pinnacle West Capital Corp.	16,500	682
PPL Corp.	63,268	1,860
Progress Energy, Inc.	41,892	1,840
Public Service Enterprise Group, Inc.	41,736	2,712
Sempra Energy	42,802	1,919
The Southern Co.	123,500	4,264
TECO Energy, Inc.	34,600	594
TXU Corp.	80,430	4,037
Xcel Energy, Inc.	67,120	1,239

Total		63,014

Total Common Stocks (Cost: $1,398,447)		1,873,668

Money Market Investments (1.5%)

Federal Government & Agencies (0.1%)
(b)Federal National Mortgage Association, 4.32%, 3/22/06	2,000,000	1,982

Total		1,982

Finance Services (1.1%)
(b)Bryant Park Funding LLC, 4.27%, 1/12/06	10,000,000	9,986
(b)Preferred Receivable Funding, 4.31%, 1/17/06	10,000,000	9,981

Total		19,967

Index 500 Stock Portfolio

Index 500 Stock Portfolio

Money Market Investments (1.5%)	Shares/ $ Par	Value $ (000’s)

Miscellaneous Business Credit Institutions (0.3%)
(b)General Electric Capital, 3.95%, 1/3/06	5,900,000	5,900

Total		5,900

Total Money Market Investments (Cost: $27,847)		27,849

Total Investments (99.9%) (Cost $1,426,294)(a)		1,901,517

Other Assets, Less Liabilities (0.1%)		2,124

Total Net Assets (100.0%)		1,903,641

*	Non-Income Producing

(a)	At December 31, 2005 the aggregate cost of securities for federal tax purposes (in thousands) was $1,431,501 and the net unrealized appreciation of investments based on that cost was $470,016 which is comprised of $630,786 aggregate gross unrealized appreciation and $160,770 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
S&P 500 Index Futures (Long)	88	3/06	$(298)
(Total Notional Value at December 31, 2005, $27,904)

The Accompanying Notes are an Integral Part of the Financial Statements

Index 500 Stock Portfolio

Asset Allocation Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Realize highest total return, including current income and capital appreciation, consistent with reasonable investment risk	Flexible policy of allocating assets among stocks, bonds and cash, with mix adjusted to capitalize on changing financial markets and economic conditions.	$245 million

The investment objective of the Asset Allocation Portfolio is to realize as high a level of total return as is consistent with reasonable investment risk. The Portfolio will follow a flexible policy for allocating assets among equity securities, debt investments, and cash or cash equivalents. The Asset Allocation Portfolio invests in six categories of assets: large capitalization stocks, small capitalization stocks, foreign stocks, investment grade bonds, below investment grade bonds, and cash equivalents. The proportion of investments in each category is adjusted as appropriate to take advantage of market trends and opportunities, and securities within each category are actively managed by an investment professional with expertise in that category. The Portfolio is managed to maintain broad diversification, while blending asset classes to achieve both capital appreciation and current income.

Comparison of returns of the Asset Allocation Portfolio with stock or bond indices is of limited usefulness because there is no index that includes both equity and debt securities. The Portfolio’s performance is generally a blend of stock and bond performance. For the year ended December 31, 2005, the Asset Allocation Portfolio had a total return of 6.99%. The return was above the 4.91% return for the S&P 500 Index and the 2.57% return of the Portfolio’s bond benchmark, the Citigroup US Broad Investment Grade Bond Index. (These indices are unmanaged, cannot be invested in directly, and do not include administrative expenses or sales charges.) The Portfolio also outperformed its peer group, Flexible Portfolio Funds, which had an average return of 4.88% for the same period, according to Lipper Analytical Services, Inc. (“Lipper”), an independent mutual fund ranking agency.

The Portfolio’s outperformance for 2005 was all about equities. In particular, our exposure to international stocks and smaller capitalization stocks added to our performance. The U.S. stock market advanced overall for the third consecutive year in 2005, though returns were lower than in the previous two years. Despite rising oil prices, higher short-term interest rates, and two devastating Gulf Coast hurricanes, stocks rallied thanks to solid economic growth, brisk merger activity, and better-than-expected corporate earnings. International stocks enjoyed another strong year as well, and were the top performing asset class in 2005. Within the U.S. market, mid-cap stocks were the top performing asset class.

The Portfolio’s overweight position in foreign stocks in 2005 added to our return as international stocks gained 14.02% for the year, as measured by the MSCI EAFE (Europe, Australia, Far East) Index. At year end, international stocks accounted for 17.1% of the Portfolio, compared to 16.5% at the beginning of the year. A substantial position in smaller capitalization stocks (10.4% of assets at year end) also added to the Portfolio’s performance, as small cap stocks gained 7.68%, as measured by the S&P 600 SmallCap Index. Large-cap stocks posted healthy, though lower, gains of 4.91% for the year, as measured by the S&P 500 Index.

In what was a fairly uneventful year in the bond market, bonds posted small gains. Investment grade bonds gained 2.57% as noted above, while high yield bonds gained 2.07%, as measured by the Citigroup High Yield Cash Pay Index. Overall, the year was marked by low volatility in the bond market, with the yield on the 10-year Treasury bond up less than 0.2% for the year. With bond yields low, we decreased the Portfolio’s weighting in investment grade bonds in 2005. At year end, 24.9% of net assets were in investment grade bonds, compared to 27.5% at the start of the year.

Short-term interest rates, however, continued to climb throughout the year as the Federal Reserve Board raised the federal funds rate by a total of 200 basis points, or 2%, in 2005. With the continued flattening of the yield curve, it became more advantageous to invest in short-term cash instruments, which returned 3.07% for the year, as measured by the Merrill Lynch 91-Day T-Bill Index. By year-end, 11% of the Portfolio was invested in cash instruments, up from 4.0% at the start of the year.

Heading into 2006, we don’t expect to make any significant changes in the Portfolio’s asset mix. We believe the Portfolio is well positioned — with a slightly overweight equity position and a substantial cash position — to take advantage of the slower economy and stock market that we foresee. The variability of returns among asset classes in recent years provides convincing evidence of the advantage of a diversified portfolio. This Portfolio gives investors the advantage of ongoing analysis of all market sectors, with shifts among sectors as appropriate for market conditions. We will continue to evaluate each asset class individually and comparatively, and choose the asset allocation we believe is likely to maximize overall long-term returns.

Asset Allocation Portfolio

Asset Allocation Portfolio

This chart assumes an initial investment of $10,000 made on 7/31/01 (commencement of the Portfolio’s operations). Returns shown reflect fee waivers, deductions for management and other Portfolio expenses, and reinvestment of all dividends. In the absence of fee waivers, total return would be reduced. Total returns, which reflect deduction of charges for the separate account are shown beginning on page iv of the Performance Summary of the Separate Account Report.

In the graph, the Portfolio is compared against five indices representing the three major components of the Fund: equities, fixed income and cash equivalent investments. The indices cannot be invested in directly and do not include sales charges.

The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. As of December 31, 2005, the 500 companies in the composite had a median market capitalization of $11.3 billion and a total market value of $11.5 trillion. The S&P 500 represents approximately 58.2% of the market value of the Compustat’s database of about 9,400 equities. The index cannot be invested in directly and does not include sales charges.

The Merrill Lynch U.S. Domestic Master Index tracks the performance of U.S. dollar-denominated investment grade Government and Corporate public debt issued in the U.S. Domestic bond market, including Mortgage Pass-Through securities but excluding Asset Backed securities. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of $1 billion for U.S. Treasuries and $250 million for all other securities. Bonds must be rated investment grade based on a composite of Moody’s, S&P, and Fitch. “Yankee” bonds (debt of foreign issuers issued in the U.S. domestic market) are included in the Index provided the issuer is a Supranational or has a country of risk with an investment grade foreign currency long-term debt rating (based on a composite of Moody’s, S&P, and Fitch). “Global” bonds (debt issued simultaneously in the Eurobond and U.S. domestic bond markets) also qualify for inclusion. 144A issues are included in the index. Perpetual and fixed-to-floating rate securities qualify provided they are callable within the fixed-rate period. Tax exempt Municipal securities are excluded from the Index. Defaulted bonds and pay-in-kind bonds are excluded. The index is re-balanced on the last calendar day of the month. Issues that meet the qualifying criteria are included in the index for the following month. Issues that no longer meet the criteria during the course of the month remain in the index until the next month-end re-balancing at which point they are dropped from the index. Additional sub-indices are available that segment the Index by maturity and rating. The inception date of the Index is December 31, 1975.

The Merrill Lynch 91-Day T-Bill Index is comprised of a single issue purchased at the beginning of each month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end re-balancing is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the re-balancing date. To qualify for selection, an issue must have settled on or before the re-balancing (month-end) date. While the index will often hold the Treasury Bill issued at the most recent or prior 3-month auction, it is also possible for a seasoned 6-month or 1-Year Bill to be selected. The inception date of the index is December 31, 1997.

The Citigroup U.S. Broad Investment Grade Bond Index is designed to track the performance of bonds issued in the U.S. investment-grade bond market. The index is market-capitalization-weighted and includes fixed-rate Treasury, government sponsored, mortgages, asset-backed, and investment grade (BBB-/Baa3) issues with a maturity of one year or longer and a minimum amount outstanding of US $1 billion for Treasuries and government-sponsored issues, US $5 billion for mortgages, US $1 billion per origination year generics for entry and US $2.5 billion per coupon and US $1 billion per origination year generics for exit. For credit, asset-backed issues, the entry and exits amounts are $250 million.

The Citigroup High Yield Pay Index captures the performance of below-investment grade debt issued by corporations domiciled in the United States or Canada. The index includes only cash-pay bonds (bond registered and Rule 144A) with maturities of at least one year, a minimum amount outstanding of US $100 million (subjective to an entry criteria of $200 million per issue or $400 million per issuer), and a speculative-grade rating by both Moody’s Investor Service and Standard & Poor’s.

The fund is changing its benchmark index from the Merrill Lynch Domestic Master Index to the Citigroup U.S. Broad Investment Grade Bond Index because the Citigroup Index provides greater transparency as to the composition and characteristics of the Index than does the Merrill Lynch Index. The greater transparency allows the Fund to enhance its analysis of performance relative to the benchmark.

The fund is adding the Citigroup High Yield Cash Pay Index to the benchmark because it provides transparency as to the composition and characteristics of the Index which allows the Fund to enhance its analysis of performance relative to the benchmark.

The Lipper Variable Insurance Products (VIP) Flexible Portfolio Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of Funds that allocate investments across various asset classes, including domestic common stocks, bonds, and money market instruments with a focus on total return. Source: Lipper, Inc.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards. Small-cap stocks also may carry additional risk. Small or newer issuers are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative.

Asset Allocation Portfolio

Asset Allocation Portfolio

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

No investment strategy can guarantee a profit or protect against a loss.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Investors should be aware of the risks of investments in foreign securities, particularly investments in securities of companies in developing nations. These include the risks of currency fluctuation, of political and economic instability and of less well-developed government supervision and regulation of business and industry practices, as well as differences in accounting standards. Small cap stocks also may carry additional risk. Smaller or newer issuers are more likely to realize more substantial growth as well as suffer more significant losses than larger or more established issuers. Investments in such companies can be both more volatile and more speculative.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 to December 31, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During Period July 1, 2005 to December 31, 2005*
Actual	$1,000.00	$1,060.30	$3.19
Hypothetical (5% return before expenses)	$1,000.00	$1,021.80	$3.13

*	Expenses are equal to the Fund’s annualized expense ratio of 0.61%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Asset Allocation Portfolio

Asset Allocation Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2005

Domestic Common Stocks and Warrants (40.8%)	Shares/ $ Par	Value $ (000’s)

Large Cap Common Stocks (30.4%)

Consumer Discretionary (4.8%)
*Bed Bath & Beyond, Inc.	3,900	141
Carnival Corp.	12,300	658
*eBay, Inc.	6,000	260
Federated Department Stores, Inc.	6,200	411
Fortune Brands, Inc.	14,200	1,107
Harley-Davidson, Inc.	6,800	350
Hilton Hotels Corp.	17,500	422
J. C. Penney Co., Inc.	15,700	873
Johnson Controls, Inc.	8,200	598
*Kohl’s Corp.	12,400	603
Lowe’s Companies, Inc.	10,000	667
The McGraw-Hill Companies, Inc.	14,500	749
News Corp. — Class A	45,200	703
NIKE, Inc. — Class B	6,300	547
Omnicom Group, Inc.	9,000	766
Staples, Inc.	29,650	673
Starwood Hotels & Resorts Worldwide, Inc.	13,100	837
Target Corp.	20,100	1,105
Time Warner, Inc.	20,100	351

Total		11,821

Consumer Staples (2.6%)
Altria Group, Inc.	19,500	1,458
CVS Corp.	29,600	782
The Hershey Co.	6,900	381
PepsiCo, Inc.	18,100	1,069
The Procter & Gamble Co.	20,300	1,175
Wal-Mart Stores, Inc.	18,400	861
Walgreen Co.	14,600	646

Total		6,372

Energy (2.7%)
BP PLC, ADR	10,200	655
ConocoPhillips	20,300	1,181
EOG Resources, Inc.	12,500	917
Exxon Mobil Corp.	22,000	1,237
Halliburton Co.	14,000	867
Kinder Morgan, Inc.	4,000	368
Noble Corp.	11,800	832
Valero Energy Corp.	12,800	660

Total		6,717

Financials (4.4%)
American Express Co.	9,200	473
American International Group, Inc.	16,000	1,091
Capital One Financial Corp.	9,300	804
The Chubb Corp.	9,100	889
Citigroup, Inc.	16,900	820
Genworth Financial, Inc.	27,200	941
Goldman Sachs Group, Inc.	5,300	677
Legg Mason, Inc.	5,000	598

Large Cap Common Stocks (30.4%)	Shares/ $ Par	Value $ (000’s)

Financials continued
Lehman Brothers Holdings, Inc.	6,200	795
Prudential Financial, Inc.	12,100	886
SLM Corp.	9,700	534
U.S. Bancorp	22,000	658
Wachovia Corp.	11,100	587
Wells Fargo & Co.	15,900	998

Total		10,751

Health Care (4.9%)
Abbott Laboratories	13,700	540
Aetna, Inc.	11,500	1,085
*Amgen, Inc.	17,600	1,387
*Caremark Rx, Inc.	15,900	823
Eli Lilly and Co.	9,200	521
*Fisher Scientific International, Inc.	10,600	656
*Genentech, Inc.	7,100	657
*Gilead Sciences, Inc.	11,000	579
Johnson & Johnson	18,100	1,087
Medtronic, Inc.	15,800	910
Novartis AG, ADR	9,100	478
*St. Jude Medical, Inc.	16,200	813
Teva Pharmaceutical Industries, Ltd., ADR	20,800	895
UnitedHealth Group, Inc.	14,500	901
*Zimmer Holdings, Inc.	7,900	533

Total		11,865

Industrials (3.3%)
American Standard Companies, Inc.	11,900	475
Burlington Northern Santa Fe Corp.	8,600	609
Caterpillar, Inc.	8,500	491
Danaher Corp.	13,800	770
Emerson Electric Co.	10,000	747
FedEx Corp.	7,300	755
General Electric Co.	72,900	2,554
Honeywell International, Inc.	11,200	417
ITT Industries, Inc.	2,500	257
Norfolk Southern Corp.	13,500	605
United Technologies Corp.	6,700	375

Total		8,055

Information Technology (5.9%)
Accenture, Ltd. — Class A	26,800	774
*Advanced Micro Devices, Inc.	12,900	395
*Affiliated Computer Services, Inc. — Class A	13,900	823
*Amdocs, Ltd.	19,000	523
*ASML Holding N.V.	41,100	825
*Broadcom Corp. — Class A	16,300	769
*Dell, Inc.	23,200	696
*Electronic Arts, Inc.	12,200	638
First Data Corp.	14,800	637
*Google, Inc. — Class A	2,200	912
Intel Corp.	22,100	552

Asset Allocation Portfolio

Asset Allocation Portfolio

Large Cap Common Stocks (30.4%)	Shares/ $ Par	Value $ (000’s)

Information Technology continued
International Business Machines Corp.	10,200	838
*Juniper Networks, Inc.	34,300	765
Maxim Integrated Products, Inc.	15,000	544
Microsoft Corp.	48,200	1,259
*Oracle Corp.	49,800	608
QUALCOMM, Inc.	17,900	771
Telefonaktiebolaget LM Ericsson, ADR	17,900	616
Texas Instruments, Inc.	16,400	526
*Yahoo!, Inc.	20,766	814

Total		14,285

Materials (0.8%)
Monsanto Co.	6,800	527
Praxair, Inc.	16,300	863
Weyerhaeuser Co.	8,300	551

Total		1,941

Telecommunication Services (0.5%)
(e)AT&T Inc.	22,200	544
Sprint Nextel Corp.	31,900	746

Total		1,290

Utilities (0.5%)
Exelon Corp.	9,600	510
PG&E Corp.	8,000	297
Questar Corp.	4,900	371

Total		1,178

Total Large Cap Common Stocks		74,275

Small Cap Common Stocks (10.4%)

Consumer Discretionary (2.3%)
*AnnTaylor Stores Corp.	10,025	346
*The Cheesecake Factory, Inc.	3,200	120
Choice Hotels International, Inc.	8,200	342
*Coach, Inc.	9,600	320
*Digital Theater Systems, Inc.	900	13
*Golf Galaxy, Inc.	4,700	90
*Hibbett Sporting Goods, Inc.	9,000	256
Jones Apparel Group, Inc.	5,800	178
*Kenexa Corp.	1,100	23
*Lamar Advertising Co. — Class A	3,700	171
*LKQ Corp.	700	24
Michaels Stores, Inc.	19,600	693
*O’Reilly Automotive, Inc.	43,200	1,382
Orient-Express Hotel, Ltd. — Class A	10,100	318
*Payless ShoeSource, Inc.	2,800	70
*Pinnacle Entertainment, Inc.	4,000	99
*Pixar, Inc.	6,100	322
Polaris Industries, Inc.	1,000	50
*Scientific Games Corp.	10,100	276
Station Casinos, Inc.	6,000	407
The Talbots, Inc.	6,900	192

Total		5,692

Energy (0.9%)
BJ Services Co.	7,800	286

Small Cap Common Stocks (10.4%)	Shares/ $ Par	Value $ (000’s)

Energy continued
CARBO Ceramics, Inc.	2,400	136
ENSCO International, Inc.	5,800	257
*Grant Prideco, Inc.	3,600	159
*Grey Wolf, Inc.	18,400	142
*National-Oilwell Varco, Inc.	9,500	596
*Newfield Exploration Co.	6,000	300
*Pride International, Inc.	5,300	163
Range Resources Corp.	9,600	253

Total		2,292

Financials (0.6%)
Assured Guaranty, Ltd.	7,900	201
BankAtlantic Bancorp, Inc. — Class A	7,900	111
CapitalSource, Inc.	9,100	204
Greater Bay Bancorp	2,200	56
Greenhill & Co., Inc.	2,500	140
Investors Financial Services Corp.	6,600	243
Optionsxpress Holdings, Inc.	4,161	102
*SVB Financial Group	4,200	197
*Trammell Crow Co.	10,300	264

Total		1,518

Health Care (2.7%)
*Adams Respiratory Therapeutics, Inc.	2,266	92
*Caremark Rx, Inc.	14,536	753
*Centene Corp.	1,800	47
*Cytyc Corp.	13,800	390
*DaVita, Inc.	31,850	1,612
*Foxhollow Technologies, Inc.	1,700	51
Health Management Associates, Inc. — Class A	17,000	373
*Horizon Health Corp.	6,200	140
*Kinetic Concepts, Inc.	12,400	493
*Kyphon, Inc.	6,200	253
*Lincare Holdings, Inc.	18,600	780
*Patterson Companies, Inc.	6,100	204
*Providence Service Corp.	2,800	81
*Psychiatric Solutions, Inc.	6,200	364
*Radiation Therapy Services, Inc.	8,400	297
*Symbion, Inc.	2,800	64
*Syneron Medical Ltd., ADR	3,700	117
*Varian Medical Systems, Inc.	7,200	362

Total		6,473

Industrials (1.5%)
*ACCO Brands Corp.	1,500	37
*The Advisory Board Co.	2,000	95
*Beacon Roofing Supply, Inc.	4,800	138
Brady Corp. — Class A	3,500	127
Bucyrus International, Inc. — Class A	500	26
C.H. Robinson Worldwide, Inc.	19,400	718
The Corporate Executive Board Co.	3,300	296
Expeditors International of Washington, Inc.	3,200	216
Forward Air Corp.	5,800	213
*IntercontinentalExchange, Inc.	315	11
J.B. Hunt Transport Services, Inc.	6,700	152
Knight Transportation, Inc.	24,637	511

Asset Allocation Portfolio

Asset Allocation Portfolio

Small Cap Common Stocks (10.4%)	Shares/ $ Par	Value $ (000’s)

Industrials continued
*Marlin Business Services, Inc.	8,200	196
MSC Industrial Direct Co., Inc. — Class A	7,300	294
*Portfolio Recovery Associates, Inc.	1,200	56
Robert Half International, Inc.	11,700	443
*Stericycle, Inc.	1,900	112

Total		3,641

Information Technology (2.3%)
*Activision, Inc.	7,421	102
*Alliance Data Systems Corp.	5,200	185
*Altera Corp.	14,100	261
*Amdocs, Ltd.	2,670	73
Amphenol Corp. — Class A	5,400	239
*ATI Technologies, Inc.	21,100	358
*Blackboard, Inc.	2,500	72
*CheckFree Corp.	600	28
*Cogent, Inc.	13,400	304
*Cognos, Inc.	4,300	149
*Cree, Inc.	9,600	242
*Essex Corp.	7,100	121
*FLIR Systems, Inc.	7,300	163
*Genesis Microchip, Inc.	3,500	63
Harris Corp.	6,500	280
*Hewitt Associates, Inc.	9,200	258
*iPayment, Inc.	2,000	83
*Kanbay International, Inc.	5,923	94
KLA-Tencor Corp.	6,500	321
Microchip Technology, Inc.	13,100	421
*MKS Instruments, Inc.	4,100	73
*NAVTEQ Corp.	3,000	132
Paychex, Inc.	7,000	267
*RADWARE, Ltd.	4,400	80
*Semtech Corp.	8,400	153
*Sonic Solutions	3,900	59
*Tekelec	9,200	128
*Tessera Technologies, Inc.	6,300	163
*THQ, Inc.	3,250	78
*TNS, Inc.	1,900	36
*Unica Corp.	3,900	47
*VeriFone Holdings, Inc.	5,000	127
*Verint Systems, Inc.	5,000	172
*VeriSign, Inc.	1,000	22
*Westell Technologies, Inc. — Class A	18,900	85
*Zebra Technologies Corp. — Class A	4,000	171

Total		5,610

Telecommunication Services (0.1%)
*NeuStar, Inc. — Class A	6,800	207
*UbiquiTel Inc.	6,000	59

Total		266

Utilities (0.0%)
ITC Holdings Corp.	200	6

Total		6

Total Small Cap Common Stocks		25,498

Warrants (0.0%)	Shares/ $ Par	Value $ (000’s)

Gaming/Leisure/Lodging (0.0%)
Shreveport Gaming Holdings, Inc.	298	4

Total		4

Information Technology (0.0%)
Belluna Co. Ltd. — Warrants	307	2

Total		2

Telecommunications (0.0%)
American Tower Corp. — Warrants	100	4
*IWO Holdings, Inc. 144A	50	0

Total		4

Total Warrants		10

Total Domestic Common Stocks and Warrants (Cost: $83,817)		99,783

Foreign Common Stocks (17.1%)	Country

Basic Materials (0.8%)
BASF AG	Germany	3,820	292
CRH PLC	Ireland	9,116	267
*Cumerio-Strip VVPR	Belgium	75	0
K+S AG	Germany	4,580	276
Nissan Chemical Industries, Ltd.	Japan	26,000	369
Sumitomo Chemical Co., Ltd.	Japan	46,000	316
*Syngenta AG	Switzerland	2,550	316
*Umicore-Strip VVPR	Belgium	75	0

Total			1,836

Conglomerates (0.6%)
Grupo Ferrovial SA	Spain	3,100	214
iShares MSCI EAFE Index Fund	United States	19,235	1,143
Nomura TOPIX Exchange Traded Fund	Japan	13,100	185

Total			1,542

Consumer Cyclical (2.6%)
Aisin Seiki Co., Ltd.	Japan	7,600	279
Bridgestone Corp.	Japan	14,000	291
Carnival Corp.	United Kingdom	4,805	257
Dentsu, Inc.	Japan	94	306
*Enter Tech Co., Ltd.	Korea	6,242	124
Esprit Holdings, Ltd.	Hong Kong	50,000	355
Grupo Televisa SA, ADR	Mexico	3,910	315
*Hyundai Motor Co.	Korea	4,820	463
InterContinental Hotels Group PLC	United Kingdom	20,005	288
Leoni AG	Germany	8,149	259
*Lindex AB	Sweden	5,035	284
*NorGani Hotels ASA	Norway	25,535	211
Publicis Groupe	France	8,230	285
Punch Taverns PLC	United Kingdom	26,760	390
Ryohin Keikaku Co., Ltd.	Japan	4,900	427

Asset Allocation Portfolio

Asset Allocation Portfolio

Foreign Common Stocks (17.1%)	Country	Shares/ $ Par	Value $ (000’s)
Shimamura Co., Ltd.	Japan	2,400	332
Sportingbet PLC	United Kingdom	47,855	282
Techtronic Industries Co., Ltd.	Hong Kong	127,000	302
*Urbi Desarrollos Urbanos SA	Mexico	35,505	244
Vivendi Universal SA	France	5,285	165
Wal-Mart de Mexico—Series V	Mexico	66,885	367
Wolseley PLC	United Kingdom	11,500	242

Total			6,468

Consumer Non-Cyclical (1.1%)
Adidas-Salomon AG	Germany	1,565	295
*Cermaq ASA	Norway	7,930	64
Coca-Cola Hellenic Bottling Co. SA	Greece	9,835	289
Natura Cosmeticos SA	Brazil	8,920	395
Nestle SA	Switzerland	1,185	353
Puma AG	Germany	660	192
Reckitt Benckiser PLC	United Kingdom	8,555	282
SABMiller PLC	United Kingdom	15,650	285
Tesco PLC	United Kingdom	51,265	292
Woolworths, Ltd.	Australia	21,800	269

Total			2,716

Energy (1.1%)
*Aker Drilling ASA	Norway	38,095	219
BG Group PLC	United Kingdom	38,685	382
Burren Energy PLC	United Kingdom	16,145	253
EnCana Corp.	Canada	6,080	273
Eni SPA	Italy	9,375	259
*Geo ASA	Norway	13,410	66
Technip SA	France	6,652	398
Tenaris SA, ADR	Italy	1,280	147
*TGS Nopec Geophysical Co. ASA	Norway	6,070	284
Total SA	France	715	179
*Western Oil Sands, Inc.	Canada	13,810	314

Total			2,774

Financials (3.8%)
Admiral Group PLC	United Kingdom	34,995	273
Allianz AG	Germany	2,710	409
Anglo Irish Bank Corp. PLC	Ireland	52,386	793
*Banco Espanol de Credito SA	Spain	22,060	329
The Bank of Yokohama, Ltd.	Japan	46,000	376
BNP Paribas SA	France	4,565	368
The Chiba Bank, Ltd.	Japan	41,000	344
Credit Saison Co., Ltd.	Japan	7,500	374

Foreign Common Stocks (17.1%)	Country	Shares/ $ Par	Value $ (000’s)

Financials continued
Credit Suisse Group	Switzerland	7,275	370
Cyrela Brazil Realty SA	Brazil	14,800	203
DNB NOR ASA	Norway	29,230	311
E*Trade Securities Co., Ltd.	Japan	53	409
Erste Bank Der Oesterreichischen Sparkassen AG	Austria	6,035	334
Fondiaria-Sai SPA	Italy	10,165	334
ForeningsSparbanken AB	Sweden	12,350	336
Hopewell Holdings, Ltd.	Hong Kong	106,000	267
Hypo Real Estate Holding AG	Germany	6,845	355
Hysan Development Co., Ltd.	Hong Kong	104,000	258
ING Groep NV	Netherlands	10,580	366
Kenedix, Inc.	Japan	61	384
*Kookmin Bank	Korea	5,940	446
Manulife Financial Corp.	Canada	5,580	328
National Bank of Greece SA	Greece	9,150	388
*NETeller PLC	United Kingdom	17,785	224
OTP Bank	Hungary	8,750	285
Storebrand ASA	Norway	3,545	30
The Toronto-Dominion Bank	Canada	5,600	293

Total			9,187

Health Care (1.5%)
*Capio AB	Sweden	13,510	240
CSL, Ltd.	Australia	8,270	258
Elekta AB	Sweden	19,845	294
GN Store Nord A/S	Denmark	22,830	298
Hisamitsu Pharmaceutical Co., Inc.	Japan	9,400	237
*Neurochem, Inc.	Canada	8,300	118
Newcrest Mining, Ltd.	Australia	13,780	246
Nobel Biocare Holding AG	Switzerland	1,240	272
Novartis AG	Switzerland	4,230	222
Roche Holding AG	Switzerland	2,825	422
*Safilo SPA	Italy	13,480	77
Schwarz Pharma AG	Germany	6,340	401
Synthes, Inc.	Switzerland	1,965	220
Takeda Pharmaceutical Co., Ltd.	Japan	5,600	303
Tecan AG	Switzerland	400	17

Total			3,625

Asset Allocation Portfolio

Asset Allocation Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2005

Foreign Common Stocks (17.1%)	Country	Shares/ $ Par	Value $ (000’s)

Industrial Goods and Services (2.5%)
Arrk Corp.	Japan	3,800	280
Assa Abloy AB	Sweden	12,445	195
Atlas Copco AB	Sweden	16,120	359
Capita Group PLC	United Kingdom	45,780	328
Chiyoda Corp.	Japan	34,000	780
*Daewoo Shipbuilding & Marine Engineering Co., Ltd.	Korea	8,200	223
*Deutz AG	Germany	23,165	112
Kajima Corp.	Japan	62,000	356
Keyence Corp.	Japan	900	256
Koninklijke BAM Groep NV	Netherlands	4,305	360
Kubota Corp.	Japan	53,000	445
Meggitt PLC	United Kingdom	46,223	287
Metso Corp.	Finland	10,360	283
Neopost SA	France	3,880	388
OSG Corp.	Japan	15,900	329
SGS SA	Switzerland	415	349
Vinci SA	France	4,830	414
Volvo AB	Sweden	6,210	292

Total			6,036

Technology (2.2%)
Advantest Corp.	Japan	3,700	373
Axell Corp.	Japan	61	265
*Cap Gemini SA	France	7,940	318
Ericsson LM — B Shares	Sweden	89,525	307
*Gresham Computing PLC	United Kingdom	38,450	54
High Tech Computer Corp.	Taiwan	15,000	281
Hoya Corp.	Japan	10,300	370
*Humax Co., Ltd.	Korea	13,750	369
*Hynix Semiconductor, Inc.	Korea	11,700	404
Indra Sistemas SA	Spain	13,190	257
Infosys Technologies, Ltd.	India	5,806	386
*Kontron AG	Germany	27,436	242
Solomon Systech International, Ltd.	Hong Kong	859,000	355
*Sumco Corp.	Japan	6,500	341
Tamura Taiko Holdings, Inc.	Japan	27,000	223
*Tandberg Television ASA	Norway	25,470	336
*Telechips, Inc.	Korea	8,959	249
*United Test and Assembly Center, Ltd.	Singapore	654,000	287

Total			5,417

Foreign Common Stocks (17.1%)	Country	Shares/ $ Par	Value $ (000’s)

Telecommunications (0.1%)
Rogers Communications, Inc. — Class B	Canada	8,170	343

Total			343

Transportation (0.3%)
Canadian National Railway Co.	Canada	4,135	330
Kamigumi Co., Ltd.	Japan	26,000	231
Kuehne & Nagel International AG	Switzerland	965	271

Total			832

Utilities (0.5%)
Companhia de Concessoes Rodoviarias	Brazil	8,300	264
Enbridge, Inc.	Canada	6,625	206
Iberdrola SA	Spain	7,310	199
*Obrascon Huarte Lain Brasil SA	Brazil	15,500	169
RWE AG	Germany	4,645	342

Total			1,180

Total Foreign Common Stocks (Cost: $30,554)			41,956

Revenue Bonds (0.2%)

Municipal Bonds — Revenue (0.2%)
Nashville & Davidson County, Tennessee Health and Educational	850,000	420
Facilities Board of The Metropolitan Government, 0.00%, 6/1/21, RB

Total Revenue Bonds (Cost: $387)		420

Investment Grade Segment (8.6%)

Aerospace/Defense (0.5%)
Boeing Capital Corp., 4.75%, 8/25/08	255,000	254
General Dynamics Corp., 3.00%, 5/15/08	305,000	292
General Dynamics Corp., 4.25%, 5/15/13	50,000	48
L-3 Communications Corp., 5.875%, 1/15/15	135,000	131
L-3 Communications Corp., 6.375%, 10/15/15 144A	75,000	76
Lockheed Martin Corp., 8.50%, 12/1/29	130,000	177
Raytheon Co., 5.50%, 11/15/12	305,000	312

Total		1,290

Auto Manufacturing (0.1%)
General Motors Acceptance Corp., 5.625%, 5/15/09	200,000	178
General Motors Acceptance Corp., 6.75%, 12/1/14	170,000	153

Total		331

Asset Allocation Portfolio

Asset Allocation Portfolio

Investment Grade Segment (8.6%)	Shares/ $ Par	Value $ (000’s)

Banking (1.3%)
Bank of America Corp., 7.40%, 1/15/11	250,000	275
Bank of New York, 4.95%, 1/14/11	75,000	75
Bank One Corp., 5.25%, 1/30/13	325,000	326
BB&T Corp., 4.90%, 6/30/17	155,000	150
Citigroup, Inc., 4.625%, 8/3/10	160,000	158
Compass Bank, 5.50%, 4/1/20	155,000	155
National Australia Bank, Ltd., 4.80%, 4/6/10 144A	199,000	198
PNC Bank NA, 5.25%, 1/15/17	45,000	45
Rabobank Capital Fund II, 5.26%, 12/31/13 144A	60,000	59
State Street Bank and Trust Co., 5.30%, 1/15/16	250,000	253
Suntrust Bank, 5.00%, 9/1/15	140,000	138
U.S. Bancorp, 4.50%, 7/29/10	5,000	5
U.S. Central Credit Union, 2.75%, 5/30/08	350,000	334
UnionBanCal Corp., 5.25%, 12/16/13	350,000	350
US Bank NA, 4.95%, 10/30/14	80,000	79
Wachovia Bank NA, 4.80%, 11/1/14	5,000	5
Washington Mutual, Inc., 5.00%, 3/22/12	130,000	128
World Savings Bank FSB, 4.125%, 12/15/09	345,000	336
Zions Bancorporation, 5.50%, 11/16/15	125,000	126

Total		3,195

Beverage/Bottling (0.2%)
Anheuser-Busch Companies, Inc., 7.50%, 3/15/12	23,000	26
Coca-Cola Enterprises, Inc., 5.375%, 8/15/06	75,000	75
Diageo PLC, 4.375%, 5/3/10	230,000	225
PepsiAmericas, Inc., 4.875%, 1/15/15	150,000	148

Total		474

Cable/Media/Broadcasting/Satellite (0.7%)
Comcast Corp., 5.30%, 1/15/14	255,000	250
News America, Inc., 6.40%, 12/15/35 144A	85,000	86
Rogers Cable, Inc., 6.25%, 6/15/13	50,000	49
Time Warner Entertainment Co. LP, 7.25%, 9/1/08	255,000	267
Viacom, Inc., 5.625%, 5/1/07	1,000,000	1,005

Total		1,657

Conglomerate/Diversified Manufacturing (0.1%)
Textron Financial Corp., 2.75%, 6/1/06	350,000	347

Total		347

Consumer Products (0.2%)
The Clorox Co., 4.20%, 1/15/10	150,000	145
The Gillette Co., 2.50%, 6/1/08	350,000	332

Total		477

Electric Utilities (1.5%)
Arizona Public Services, 5.50%, 9/1/35	40,000	38

Investment Grade Segment (8.6%)	Shares/ $ Par	Value $ (000’s)

Electric Utilities continued
Centerpoint Energy Transition Bond Co., 5.17%, 8/1/19	140,000	141
Consumer Energy Co., 4.80%, 2/17/09	310,000	306
DTE Energy Co., 7.05%, 6/1/11	380,000	410
Duquesne Light Holdings, Inc., 5.50%, 8/15/15	95,000	93
Entergy Mississippi, Inc., 6.25%, 4/1/34	55,000	55
FPL Group Capital, Inc., 5.551%, 2/16/08	235,000	237
Indiana Michigan Power, 5.05%, 11/15/14	160,000	156
Kiowa Power Partners LLC, 4.811%, 12/30/13 144A	69,684	67
Kiowa Power Partners LLC, 5.737%, 3/30/21 144A	200,000	201
Nevada Power Co., 5.875%, 1/15/15	95,000	94
Oncor Electric Delivery, 6.375%, 1/15/15	210,000	223
PacifiCorp, 5.45%, 9/15/13	240,000	245
PPL Electric Utilities Corp., 4.30%, 6/1/13	375,000	357
PPL Electric Utilities Corp., 5.875%, 8/15/07	40,000	41
PPL Electric Utilities Corp., 6.25%, 8/15/09	10,000	10
Progress Energy, Inc., 4.50%, 6/1/10	178,000	174
Progress Energy, Inc., 6.85%, 4/15/12	80,000	86
Public Service Electric & Gas Corp., 5.00%, 1/1/13	100,000	99
Puget Energy, Inc., 3.363%, 6/1/08	115,000	111
Virginia Electric & Power Co., 5.25%, 12/15/15	190,000	189

Total		3,333

Food Processors (0.3%)
Bunge Ltd. Finance Corp., 5.10%, 7/15/15	140,000	135
Kellogg Co., 6.60%, 4/1/11	295,000	317
Kraft Foods, Inc., 6.25%, 6/1/12	245,000	258

Total		710

Gaming/Leisure/Lodging (0.1%)
Seminole Tribe of Florida, 5.798%, 10/1/13 144A	215,000	214

Total		214

Gas Pipelines (0.3%)
Consolidated Natural Gas Co., 5.00%, 12/1/14	230,000	223
Enterprise Products Operating LP, 4.95%, 6/1/10	245,000	240
Kinder Morgan Energy Partners, LP 5.00%, 12/15/13	170,000	166

Total		629

Independent Finance (0.4%)
American General Finance Corp., 4.50%, 12/1/15	140,000	140

Asset Allocation Portfolio

Asset Allocation Portfolio

Investment Grade Segment (8.6%)	Shares/ $ Par	Value $ (000’s)

Independent Finance continued
Household Finance Corp., 4.125%, 11/16/09	195,000	188
International Lease Finance Corp., 4.75%, 1/13/12	255,000	249
iStar Financial, Inc., 5.15%, 3/1/12	390,000	377

Total		954

Machinery (0.0%)
John Deere Capital Corp., 4.50%, 8/25/08	70,000	69

Total		69

Oil and Gas (0.4%)
Conoco Funding Co., 6.35%, 10/15/11	340,000	363
Occidental Petroleum, 4.00%, 11/30/07	120,000	118
Occidental Petroleum, 10.125%, 9/15/09	120,000	141
Pemex Project Funding Master Trust, 5.75%, 12/15/15 144A	195,000	194
Pioneer Natural Resource Co., 5.875%, 7/15/16	130,000	129
XTO Energy, Inc., 5.00%, 1/31/15	100,000	98

Total		1,043

Other Finance (0.2%)
Kinder Morgan Finance Co., 5.70%, 1/5/16 144A	285,000	287
SLM Corp., 4.50%, 7/26/10	255,000	250

Total		537

Other Services (0.1%)
Waste Management, Inc., 5.00%, 3/15/14	140,000	137

Total		137

Pharmaceuticals (0.1%)
Abbott Laboratories, 3.75%, 3/15/11	260,000	246

Total		246

Property and Casualty Insurance (0.4%)
Berkley (WR) Corp., 9.875%, 5/15/08	600,000	665
Berkshire Hathaway Finance, 3.40%, 7/2/07	250,000	245

Total		910

Railroads (0.3%)
Burlington Northern Santa Fe, 6.125%, 3/15/09	240,000	248
Union Pacific Corp., 3.875%, 2/15/09	240,000	232
Union Pacific Corp., 7.375%, 9/15/09	240,000	259

Total		739

Real Estate Investment Trusts (0.3%)
Archstone-Smith Operating Trust, 5.25%, 12/1/10	50,000	50
Camden Property Trust, 5.00%, 6/15/15	185,000	178
Developers Diversified Realty Corp., 5.375%, 10/15/12	80,000	79
ERP Operating LP, 5.25%, 9/15/14	120,000	119
First Industrial LP, 5.25%, 6/15/09	50,000	50
HRPT Properties Trust, 5.75%, 11/1/15	65,000	65
Simon Property Group LP, 5.375%, 6/1/11 144A	245,000	245

Total		786

Investment Grade Segment (8.6%)	Shares/ $ Par	Value $ (000’s)

Retail Food and Drug (0.0%)
The Kroger Co., 6.75%, 4/15/12	85,000	89

Total		89

Retail Stores (0.4%)
Federated Department Stores, 6.30%, 4/1/09	320,000	330
Target Corp., 5.40%, 10/1/08	715,000	727

Total		1,057

Security Brokers and Dealers (0.2%)
Goldman Sachs Group, Inc., 5.15%, 1/15/14	190,000	189
Merrill Lynch & Co., Inc., 5.00%, 1/15/15	80,000	79
Morgan Stanley, 5.375%, 10/15/15	165,000	165

Total		433

Telecommunications (0.5%)
ALLTELL Corp., 4.656%, 5/17/07	100,000	100
(e)AT&T Corp., 9.75%, 11/15/31	45,000	57
BellSouth Corp., 6.55%, 6/15/34	130,000	138
Cingular Wireless LLC, 7.125%, 12/15/31	130,000	149
Sprint Capital Corp., 8.375%, 3/15/12	340,000	393
Telecom Italia Capital, 4.00%, 1/15/10	255,000	243
Verizon Global Funding Corp., 4.375%, 6/1/13	100,000	95
Verizon Global Funding Corp., 5.85%, 9/15/35	80,000	77

Total		1,252

Tobacco (0.0%)
Altria Group, Inc., 7.75%, 1/15/27	85,000	100

Total		100

Total Investment Grade Segment (Cost: $21,368)		21,009

Governments (4.4%)

Governments (4.4%)
(e)BECCS, 14.00%, 11/15/11	500,000	480
Federal Home Loan Bank, 6.00%, 5/13/13	200,000	194
Housing & Urban Development, 6.08%, 8/1/13	100,000	106
Overseas Private Investment, 4.10%, 11/15/14	112,560	109
(e)Tennessee Valley Authority Stripped, 8.25%, 4/15/42	1,000,000	776
US Treasury, 4.25%, 10/31/07	598,000	596
US Treasury, 4.25%, 10/15/10	1,003,000	998
US Treasury, 4.375%, 11/15/08	115,000	115
US Treasury, 4.375%, 12/15/10	180,000	180
US Treasury, 4.50%, 11/15/10	1,300,000	1,307
US Treasury, 4.50%, 11/15/15	1,572,000	1,585
US Treasury, 5.375%, 2/15/31	3,762,000	4,226

Total Governments (Cost: $10,673)		10,672

Asset Allocation Portfolio

Asset Allocation Portfolio

Structured Products (11.7%)	Shares/ $ Par	Value $ (000’s)

Structured Products (11.7%)
Banc of America Securities Auto Trust, Series 2005-WF1, Class A2, 3.89%, 6/18/08	1,415,000	1,408
Chase Manhattan Auto Owner Trust, Series 2005-A, Class A2, 3.72%, 12/15/07	1,402,000	1,395
Federal Home Loan Mortgage Corp., 4.00%, 10/1/20	165,585	158
Federal Home Loan Mortgage Corp., 4.50%, 5/1/19	262,428	256
Federal Home Loan Mortgage Corp., 4.50%, 7/1/20	558,871	544
Federal Home Loan Mortgage Corp., 4.50%, 5/1/35	918,257	864
Federal Home Loan Mortgage Corp., 5.00%, 11/1/19	444,405	440
Federal Home Loan Mortgage Corp., 5.00%, 2/1/20	58,209	57
Federal Home Loan Mortgage Corp., 5.00%, 5/1/20	213,298	210
Federal Home Loan Mortgage Corp., 5.00%, 10/1/20	215,975	214
Federal Home Loan Mortgage Corp., 5.00%, 9/1/35	392,244	380
Federal Home Loan Mortgage Corp., 5.00%, 11/1/35	1,169,927	1,133
Federal Home Loan Mortgage Corp., 5.50%, 9/1/19	78,411	79
Federal Home Loan Mortgage Corp., 5.50%, 11/1/19	225,946	228
Federal Home Loan Mortgage Corp., 5.50%, 12/1/19	43,501	44
Federal Home Loan Mortgage Corp., 5.50%, 3/1/20	301,107	303
Federal Home Loan Mortgage Corp., 5.50%, 6/1/35	167,943	166
Federal Home Loan Mortgage Corp., 5.50%, 10/1/35	688,878	683
Federal Home Loan Mortgage Corp., 5.50%, 11/1/35	113,115	112
Federal Home Loan Mortgage Corp., 6.50%, 5/1/34	70,334	72
Federal National Mortgage Association, 4.50%, 6/1/19	528,021	515
Federal National Mortgage Association, 4.50%, 12/1/19	59,930	58
Federal National Mortgage Association, 4.50%, 8/1/20	278,736	271
Federal National Mortgage Association, 4.50%, 10/1/20	288,510	281
Federal National Mortgage Association, 4.50%, 8/1/35	132,046	124
Federal National Mortgage Association, 5.00%, 3/1/20	246,036	244
Federal National Mortgage Association, 5.00%, 4/1/20	97,003	96
Federal National Mortgage Association, 5.00%, 5/1/20	181,837	180
Federal National Mortgage Association, 5.00%, 7/1/20	305,955	303

Structured Products (11.7%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal National Mortgage Association, 5.00%, 11/1/34	1,181,238	1,147
Federal National Mortgage Association, 5.00%, 4/1/35	194,515	188
Federal National Mortgage Association, 5.00%, 7/1/35	1,368,101	1,326
Federal National Mortgage Association, 5.00%, 8/1/35	556,423	539
Federal National Mortgage Association, 5.00%, 9/1/35	697,308	676
Federal National Mortgage Association, 5.00%, 10/1/35	94,536	92
Federal National Mortgage Association, 5.50%, 9/1/34	355,054	352
Federal National Mortgage Association, 5.50%, 10/1/34	699,069	693
Federal National Mortgage Association, 5.50%, 3/1/35	240,714	238
Federal National Mortgage Association, 5.50%, 7/1/35	88,096	87
Federal National Mortgage Association, 5.50%, 8/1/35	150,986	150
Federal National Mortgage Association, 5.50%, 9/1/35	1,513,088	1,498
Federal National Mortgage Association, 5.50%, 10/1/35	1,556,131	1,541
Federal National Mortgage Association, 5.50%, 11/1/35	1,110,181	1,099
Federal National Mortgage Association, 6.00%, 10/1/34	682,390	689
Federal National Mortgage Association, 6.00%, 11/1/34	563,032	568
Federal National Mortgage Association, 6.00%, 5/1/35	202,577	204
Federal National Mortgage Association, 6.00%, 6/1/35	676,286	683
Federal National Mortgage Association, 6.00%, 7/1/35	802,641	810
Federal National Mortgage Association, 6.00%, 8/1/35	80,737	82
Federal National Mortgage Association, 6.00%, 10/1/35	246,474	249
Federal National Mortgage Association, 6.00%, 11/1/35	442,530	447
GS Auto Loan Trust, Series 2005-1, Class A3, 4.45%, 5/17/10	458,000	455
Honda Auto Receivables Owner Trust, Series 2005-3, Class A2, 3.73%, 10/18/07	1,390,000	1,382
Hyundai Auto Receivables Trust, Series 2005-A, Class A2, 3.88%, 6/16/08	997,000	992
Merrill Auto Trust Securitization, Series 2005-1, Class A2A, 3.90%, 4/25/08	730,000	727
WFS Financial Owner Trust, Series 2005-3, Class A3A, 4.25%, 6/17/10	708,000	701
World Omni Auto Receivables Trust, Series 2005-B, Class A3, 4.40%, 5/20/09	240,000	239

Total Structured Products (Cost: $28,959)		28,672

Asset Allocation Portfolio

Asset Allocation Portfolio

Below Investment Grade Segment (7.2%)	Shares/ $ Par	Value $ (000’s)

Aerospace/Defense (0.1%)
L-3 Communications Corp., 6.125%, 7/15/13	55,000	55
L-3 Communications Corp., 6.375%, 10/15/15 144A	80,000	79
L-3 Communications Corp., 7.625%, 6/15/12	55,000	58

Total		192

Autos/Vehicle Parts (0.4%)
Affinia Group, Inc., 9.00%, 11/30/14	55,000	43
Arvinmeritor, Inc., 8.75%, 3/1/12	91,000	87
Ford Motor Credit Co., 8.625%, 11/1/10	145,000	132
General Motors Acceptance Corp., 6.75%, 12/1/14	145,000	130
General Motors Acceptance Corp., 6.875%, 9/15/11	185,000	170
General Motors Acceptance Corp., 7.75%, 1/19/10	110,000	103
The Goodyear Tire & Rubber Co., 9.00%, 7/1/15 144A	70,000	69
Lear Corp., 8.11%, 5/15/09	45,000	42
Navistar International Corp., 6.25%, 3/1/12	45,000	40
Tenneco, Inc., 10.25%, 7/15/13	30,000	33
TRW Automotive, Inc., 9.375%, 2/15/13	30,000	32
Visteon Corp., 8.25%, 8/1/10	40,000	34

Total		915

Basic Materials (0.8%)
Abitibi-Consolidated, Inc., 7.75%, 6/15/11	134,000	128
(d)Anchor Glass Container, 11.00%, 2/15/13	110,000	80
Appleton Papers, Inc., 9.75%, 6/15/14	50,000	47
Arch Western Finance LLC, 6.75%, 7/1/13	85,000	87
BCP Caylux Holding, 9.625%, 6/15/14	43,000	48
Borden US Fin/Nova Scot, 9.00%, 7/15/14 144A	38,000	38
Bowater Canada Finance, 7.95%, 11/15/11	60,000	58
Cascades, Inc., 7.25%, 2/15/13	113,000	103
Crown Americas, Inc., 7.625%, 11/15/13 144A	71,000	74
Crown Americas, Inc., 7.75%, 11/15/15 144A	60,000	62
Domtar, Inc., 7.875%, 10/15/11	116,000	107
Equistar Chemicals LP, 8.75%, 2/15/09	70,000	74
Equistar Chemicals LP, 10.625%, 5/1/11	115,000	127
Georgia-Pacific Corp., 7.70%, 6/15/15	80,000	77
Georgia-Pacific Corp., 8.125%, 5/15/11	175,000	174
Graham Packaging Co., 9.875%, 10/15/14	107,000	104
Graphic Packaging International Corp., 9.50%, 8/15/13	30,000	29
Huntsman LLC, 11.50%, 7/15/12	50,000	57
Invista, 9.25%, 5/1/12 144A	55,000	59
Jefferson Smurfit Corp., 7.50%, 6/1/13	45,000	41

Below Investment Grade Segment (7.2%)	Shares/ $ Par	Value $ (000’s)

Basic Materials continued
(c)(f)JSG Holding PLC, 11.50%, 10/1/15 144A	34,498	37
Massey Energy Co., 6.625%, 11/15/10	25,000	25
Massey Energy Co., 6.875%, 12/15/13 144A	125,000	126
Novelis, Inc., 7.25%, 2/15/15 144A	47,000	44
Owens-Brockway Glass Container, Inc., 6.75%, 12/1/14	66,000	64
Owens-Brockway Glass Container, Inc., 7.75%, 5/15/11	115,000	120
Rockwood Specialties Group, Inc., 10.265%, 5/15/11	73,000	80
Smurfit-Stone Container, 8.375%, 7/1/12	60,000	58

Total		2,128

Builders/Building Materials (0.3%)
Beazer Homes USA, Inc., 6.50%, 11/15/13	39,000	37
Beazer Homes USA, Inc., 6.875%, 7/15/15	16,000	15
DR Horton, Inc., 5.625%, 9/15/14	75,000	72
K. Hovnanian Enterprises, 7.75%, 5/15/13	105,000	103
KB HOME, 5.75%, 2/1/14	46,000	43
KB HOME, 7.75%, 2/1/10	60,000	63
Ply Gem Industries, Inc., 9.00%, 2/15/12	74,000	66
Standard Pacific Corp., 6.50%, 8/15/10	95,000	91
Technical Olympic USA, Inc., 7.50%, 3/15/11	50,000	45
Technical Olympic USA, Inc., 9.00%, 7/1/10	50,000	51
William Lyon Homes, 7.50%, 2/15/14	20,000	17
William Lyon Homes, 7.625%, 12/15/12	32,000	28

Total		631

Capital Goods (0.3%)
Amsted Industries, Inc., 10.25%, 10/15/11 144A	25,000	27
Case New Holland, Inc., 9.25%, 8/1/11	112,000	120
Coleman Cable, Inc., 9.875%, 10/1/12	70,000	57
DA-Lite Screen Co., Inc., 9.50%, 5/15/11	45,000	47
(e)Stanadyne Corp., 12.00%, 2/15/15	115,000	58
Sup Essx Com & Essx Group, 9.00%, 4/15/12	60,000	59
Terex Corp., 7.375%, 1/15/14	45,000	45
Trimas Corp., 9.875%, 6/15/12	50,000	41
United Rentals North America, Inc., 6.50%, 2/15/12	165,000	160

Total		614

Consumer Products/Retailing (0.6%)
ALH Finance LLC, 8.50%, 1/15/13	46,000	43
Delhaize America, Inc., 8.125%, 4/15/11	125,000	136
General Nutrition Centers, Inc., 8.50%, 12/1/10	90,000	77
General Nutrition Centers, Inc., 8.625%, 1/15/11	24,000	23

Asset Allocation Portfolio

Asset Allocation Portfolio

Below Investment Grade Segment (7.2%)	Shares/ $ Par	Value $ (000’s)

Consumer Products/Retailing continued
GSC Holdings Corp., 8.00%, 10/1/12 144A	125,000	118
J.C. Penney Co., Inc., 6.875%, 10/15/15	231,000	249
The Jean Coutu Group (PJC), Inc., 8.50%, 8/1/14	121,000	111
Jostens IH Corp., 7.625%, 10/1/12	52,000	52
Levi Strauss & Co., 8.80%, 4/1/12	60,000	60
(c)Neiman Marcus Group, Inc., 9.00%, 10/15/15 144A	43,000	44
Oxford Industries, Inc., 8.875%, 6/1/11	118,000	120
Phillips Van Heusen Corp., 7.25%, 2/15/11	37,000	38
Phillips Van Heusen Corp., 8.125%, 5/1/13	50,000	53
Rent-A-Center, 7.50%, 5/1/10	120,000	115
Rite Aid Corp., 8.125%, 5/1/10	100,000	102
Samsonite Corp., 8.875%, 6/1/11	73,000	76
(e)Simmons Co., 10.00%, 12/15/14 144A	135,000	73
Warnaco, Inc., 8.875%, 6/15/13	50,000	54

Total		1,544

Energy (0.6%)
AmeriGas Partners LP, 7.25%, 5/20/15	100,000	102
Chesapeake Energy Corp., 6.375%, 6/15/15	103,000	103
Chesapeake Energy Corp., 6.625%, 1/15/06	154,000	156
Colorado Interstate Gas Co., 6.80%, 11/15/15 144A	125,000	128
Denbury Resources, Inc., 7.50%, 12/15/15	30,000	30
El Paso Production Holding, 7.75%, 6/1/13	125,000	130
Hanover Compressor Co., 9.00%, 6/1/14	50,000	55
Kerr-McGee Corp., 6.95%, 7/1/24	125,000	133
Pogo Producing Co., 6.875%, 10/1/17 144A	61,000	59
Range Resources Corp., 6.375%, 3/15/15	72,000	71
Sonat, Inc., 7.625%, 7/15/11	75,000	76
Tesoro Corp., 6.625%, 11/1/15 144A	90,000	91
Whiting Petroleum Corp., 7.25%, 5/1/13	83,000	84
Williams Companies, Inc., 6.375%, 10/1/10 144A	270,000	269

Total		1,487

Financials (0.2%)
Affinion Group, Inc., 10.125%, 10/15/13 144A	85,000	83
Crum and Forster Holding Corp., 10.375%, 6/15/13	30,000	32
E*Trade Financial Corp., 7.875%, 12/1/15	90,000	93
Fairfax Financial Holdings, 7.75%, 4/26/12	81,000	76
LaBranche & Co., Inc., 9.50%, 5/15/09	25,000	26
LaBranche & Co., Inc., 11.00%, 5/15/12	38,000	42
UnumProvident Finance Co. PLC, 6.85%, 11/15/15 144A	60,000	62

Total		414

Below Investment Grade Segment (7.2%)	Shares/ $ Par	Value $ (000’s)

Foods (0.2%)
Dole Foods Co., 8.625%, 5/1/09	30,000	31
B&G Foods, Inc., 8.00%, 10/1/11	58,000	59
Gold Kist, Inc., 10.25%, 3/15/14	39,000	43
Land O Lakes, Inc., 9.00%, 12/15/10	42,000	46
The Restaurant Co., 10.00%, 10/1/13 144A	57,000	53
RJ Reynolds Tobacco Holdings, Inc., 6.50%, 7/15/10 144A	170,000	169
Smithfield Foods, Inc., 7.00%, 8/1/11	50,000	51
Smithfield Foods, Inc., 7.75%, 5/15/13	50,000	53

Total		505

Gaming/Leisure/Lodging (0.6%)
American Casino & Entertainment, 7.85%, 2/1/12	60,000	62
Boyd Gaming Corp., 7.75%, 12/15/12	100,000	105
Corrections Corp. of America, 6.25%, 3/15/13	111,000	110
(c)Eldorado Casino Shreveport/Shreveport Capital Corp., 10.00%, 8/1/12	28,789	22
Hertz Corp., 8.875%, 1/1/14 144A	125,000	127
Host Marriot LP, 7.125%, 11/1/13	175,000	181
Intrawest Corp., 7.50%, 10/15/13	45,000	46
La Quinta Properties, 7.00%, 8/15/12	30,000	32
LCE Acquisition Corp., 9.00%, 8/1/14	58,000	59
MGM Mirage, Inc., 6.375%, 12/15/11	75,000	75
MGM Mirage, Inc., 6.625%, 7/15/15	61,000	61
MGM Mirage, Inc., 6.75%, 9/1/12	50,000	51
MGM Mirage, Inc., 8.375%, 2/1/11	75,000	80
MGM Mirage, Inc., 8.50%, 9/15/10	65,000	70
Mohegan Tribal Gaming, 6.125%, 2/15/13	30,000	29
Penn National Gaming, Inc., 6.75%, 3/1/15	41,000	40
Starwood Hotels & Resorts, 7.875%, 5/1/12	85,000	94
Station Casinos, Inc., 6.00%, 4/1/12	30,000	30
Station Casinos, Inc., 6.875%, 3/1/16	85,000	87
Trump Entertainment Resorts, Inc., 8.50%, 6/1/15	60,000	59
Universal City Development Corp., 11.75%, 4/1/10	44,000	49
Universal City Florida, 8.375%, 5/1/10	33,000	32
Wheeling Island Gaming, 10.125%, 12/15/09	75,000	79
Wynn Las Vegas LLC, 6.625%, 12/1/14	155,000	151

Total		1,731

Health Care/Pharmaceuticals (0.6%)
Alliance Imaging, 7.25%, 12/15/12	38,000	32
Fisher Scientific International, Inc., 6.125%, 7/1/15 144A	71,000	71
Fresenius Medical Capital Trust II, 7.875%, 2/1/08	30,000	31
Fresenius Medical Capital Trust IV, 7.875%, 6/15/11	30,000	32
HCA, Inc., 6.95%, 5/1/12	191,000	198
Iasis Healthcare Corp., 8.75%, 6/15/14	104,000	109

Asset Allocation Portfolio

Asset Allocation Portfolio

Below Investment Grade Segment (7.2%)	Shares/ $ Par	Value $ (000’s)

Health Care/Pharmaceuticals continued
OMEGA Healthcare Investors, Inc., 7.00%, 4/1/14	50,000	50
OMEGA Healthcare Investors, Inc., 7.00%, 1/15/16 144A	90,000	89
Omnicare, Inc., 6.75%, 12/15/13	60,000	61
Senior Housing Properties Trust, 8.625%, 1/15/12	45,000	49
Service Corp. International, 6.75%, 4/1/16	60,000	59
Tenet Healthcare Corp., 6.375%, 12/1/11	85,000	78
Tenet Healthcare Corp., 9.875%, 7/1/14	111,000	112
Triad Hospitals, Inc., 7.00%, 5/15/12	85,000	87
US Oncology, Inc., 9.00%, 8/15/12	60,000	64
Vanguard Health Holding II, 9.00%, 10/1/14	85,000	90
Ventas Realty LP, 6.50%, 6/1/16 144A	60,000	60
Ventas Realty LP, 6.75%, 6/1/10	40,000	41
Ventas Realty LP, 9.00%, 5/1/12	50,000	57

Total		1,370

Media (0.7%)
Charter Communications Holdings LLC, 11.00%, 10/1/15 144A	90,000	76
Charter Communications Operating LLC, 8.375%, 4/30/14 144A	85,000	85
Clarke American Corp., 11.75%, 12/15/13 144A	61,000	61
CSC Holdings, Inc., 7.00%, 4/15/12 144A	65,000	61
CSC Holdings, Inc., 7.25%, 7/15/08	45,000	45
CSC Holdings, Inc., 7.625%, 4/1/11	150,000	149
CSC Holdings, Inc., 8.125%, 7/15/09	60,000	61
CSC Holdings, Inc., 8.125%, 8/15/09	30,000	30
The DIRECTV Group, Inc., 6.375%, 6/15/15	100,000	98
Echostar DBS Corp., 6.375%, 10/1/11	160,000	153
Intelsat Bermuda, Ltd., 8.25%, 1/15/13 144A	60,000	61
Lamar Media Corp., 6.625%, 8/15/15	95,000	95
LIN Television Corp., 6.50%, 5/15/13	90,000	86
Mediacom Broadband LLC/Corp., 8.50%, 10/15/15 144A	55,000	51
Mediacom LLC/Mediacom Capital Corp., 7.875%, 2/15/11	30,000	28
Primedia, Inc., 8.00%, 5/15/13	60,000	51
Rogers Cable, Inc., 6.25%, 6/15/13	97,000	96
Rogers Cable, Inc., 7.875%, 5/1/12	50,000	54
Sinclair Broadcast Group, 8.00%, 3/15/12	88,000	91
Time Warner Entertainment Co., 8.375%, 7/15/33	145,000	170
Videotron Ltee, 6.375%, 12/15/15 144A	25,000	25

Total		1,627

Real Estate (0.1%)
American Real Estate Partners LP, 7.125%, 2/15/13 144A	30,000	30
The Rouse Co., 7.20%, 9/15/12	85,000	89

Below Investment Grade Segment (7.2%)	Shares/ $ Par	Value $ (000’s)

Real Estate continued
Trustreet Properties, Inc., 7.50%, 4/1/15	75,000	75

Total		194

Services (0.1%)
Allied Waste North America, 6.375%, 4/15/11	185,000	180
Allied Waste North America, 7.25%, 3/15/15	70,000	71
Knowledge Learning Center, 7.75%, 2/1/15 144A	45,000	43

Total		294

Structured Product (0.4%)
Dow Jones Credit Derivative High Yield, 6.75%, 6/29/10 144A	1,050,000	1,034

Total		1,034

Technology (0.3%)
Flextronics International, Ltd., 6.25%, 11/15/14	30,000	30
Flextronics International, Ltd., 6.50%, 5/15/13	75,000	76
Stats Chippac, Inc., 6.75%, 11/15/11	53,000	51
SunGard Data Systems, Inc., 3.75%, 1/15/09	30,000	27
SunGard Data Systems, Inc., 4.875%, 1/15/14	70,000	61
SunGard Data Systems, Inc., 9.125%, 8/15/13 144A	35,000	36
Unisys Corp., 6.875%, 3/15/10	97,000	91
Unisys Corp., 8.00%, 10/15/12	75,000	69
Xerox Corp., 7.20%, 4/1/16	47,000	49
Xerox Corp., 7.625%, 6/15/13	160,000	169

Total		659

Telecommunications (0.3%)
American Tower Corp., 7.125%, 10/15/12	30,000	31
Citizens Communications, 9.00%, 8/15/31	61,000	62
Citizens Communications, 9.25%, 5/15/11	100,000	110
GCI, Inc., 7.25%, 2/15/14	50,000	50
MCI, Inc., 8.735%, 5/1/14	85,000	94
Qwest Communications International, Inc., 7.50%, 11/1/08	25,000	25
Qwest Corp., 7.875%, 9/1/11	235,000	254
Rogers Wireless, Inc., 6.375%, 3/1/14	45,000	45
Rogers Wireless, Inc., 7.25%, 12/15/12	48,000	50
Rogers Wireless, Inc., 8.00%, 12/15/12	74,000	78

Total		799

Transportation (0.2%)
Grupo Transportacion Ferroviaria Mexicana, SA de CV (TFM), 9.375%, 5/1/12 144A	32,000	35

Asset Allocation Portfolio

Asset Allocation Portfolio

Below Investment Grade Segment (7.2%)	Shares/ $ Par	Value $ (000’s)

Transportation continued
Grupo Transportacion Ferroviaria Mexicana, SA de CV (TFM), 12.50%, 6/15/12	50,000	57
OMI Corp., 7.625%, 12/1/13	84,000	85
Progress Rail, 7.75%, 4/1/12 144A	35,000	36
Ship Finance International, Ltd., 8.50%, 12/15/13	85,000	79
Stena AB, 7.50%, 11/1/13	140,000	135

Total		427

Utilities (0.4%)
The AES Corp., 8.75%, 5/15/13 144A	130,000	142
The AES Corp., 9.375%, 9/15/10	55,000	60
Aquila, Inc., 9.95%, 2/1/11	105,000	116
CMS Energy Corp., 7.75%, 8/1/10	90,000	94
Edison Mission Energy, 7.73%, 6/15/09	85,000	88
Midwest Generation LLC, 8.75%, 5/1/34	60,000	66
NRG Energy, Inc., 8.00%, 12/15/13	16,000	18
Reliant Energy, Inc., 6.75%, 12/15/14	59,000	51
Sierra Pacific Resources, 8.625%, 3/15/14	75,000	81
Teco Energy, Inc., 6.75%, 5/1/15	40,000	41
Tenaska Alabama II Partners LP, 7.00%, 6/30/21 144A	99,329	100
TXU Corp., 5.55%, 11/15/14	210,000	200

Total		1,057

Total Below Investment Grade Segment (Cost: $17,881)		17,622

Money Market Investments (10.0%)

Federal Government and Agencies (9.8%)
(b)Federal Home Loan Bank Discount Corp., 3.30%, 1/3/06	22,500,000	22,496
Federal National Mortgage Association, 4.33%, 3/27/06	1,500,000	1,485

Total		23,981

Miscellaneous Business Credit Institutions (0.2%)
General Electric Capital, 3.95%, 1/3/06	600,000	600

Total		600

Total Money Market Investments (Cost: $24,580)		24,581

Total Investments (100.0%) (Cost $218,219)(a)		244,715

Other Assets, Less Liabilities (0.0%)		92

Total Net Assets (100.0%)		244,807

*	Non-Income Producing

ADR after the name of a security represents — American Depository Receipt.

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005 the value of these securities (in thousands) was $5,613, representing 2.29% of the net assets.

RB — Revenue Bond

(a)	At December 31, 2005 the aggregate cost of securities for federal tax purposes (in thousands) was $218,718 and the net unrealized appreciation of investments based on that cost was $25,997 which is comprised of $29,324 aggregate gross unrealized appreciation and $3,327 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
US Long Bond (CBT) Commodity (Short)	28	3/06	$4
(Total Notional Value at December 31, 2005, $3,193)
S&P 500 Index Futures (Long)	29	3/06	$(91)
(Total Notional Value at December 31, 2005, $9,188)

(c)	PIK – Payment In Kind

(d)	Defaulted Security

(e)	Step bond security that presently receives no coupon payments. At the predetermined date the stated coupon rate becomes effective.

(f)	Euro Foreign Bond

The Accompanying Notes are an Integral Part of the Financial Statements.

Asset Allocation Portfolio

Balanced Portfolio

Objective:	Portfolio Strategy:	Net Assets:
A high level of current income and capital growth with a low risk profile	Achieve consistent returns and low volatility by diversifying among assets.	$2.9 billion

The investment objective of the Balanced Portfolio is to realize as high a level of long-term total rate of return as is consistent with prudent investment risk. The Portfolio’s total rate of return consists of current income, including dividends, interest and discount accruals, and capital appreciation. The assets of the Balanced Portfolio are invested in three market sectors: common stock and other equity securities in which the Index 500 Stock Portfolio invests; bonds and other debt securities with maturities generally exceeding one year, including the securities in which the Select Bond Portfolio invests; and money market instruments and other debt securities with maturities generally not exceeding one year, including the securities in which the Money Market Portfolio invests. The Balanced Portfolio seeks to achieve its investment objectives by adjusting the mix of investments among the three market sectors. The managers attempt to capitalize on variation in return potential produced by the interaction of changing financial markets and economic conditions.

The Balanced Portfolio differs from the Asset Allocation Portfolio in several ways. It invests in just three asset classes, while the Asset Allocation Portfolio utilizes six categories of assets, including riskier securities such as small-cap stocks, foreign stocks and high yield bonds. The equity portion of the Balanced Portfolio is indexed, while the equities in the Asset Allocation Portfolio are actively managed. The Balanced Portfolio is therefore designed to be a lower risk portfolio, with less volatility than the Asset Allocation Portfolio. Definition of an appropriate benchmark for comparison of returns of the Balanced Portfolio is difficult because there is no index that includes both equity and debt securities. Accordingly, comparisons are provided with three different indices: the S&P 500 Index for stocks, the Citigroup US Broad Investment Grade Bond Index for bonds, and the Merrill Lynch Three-Month U.S. Treasury Bill Index for short-term investments.

As expected, the Balanced Portfolio’s performance for the year ended December 31, 2005 was a blend of stock and bond performance. The Portfolio’s total return of 3.59% was below the return of 4.91% on the S&P 500, but above the 2.57% return on the Citigroup US Broad Investment Grade Bond Index and the 3.07% return on the Merrill Lynch Three-Month U.S. Treasury Bill Index. (These indices are unmanaged, cannot be invested in directly, and do not include administrative expenses or sales charges.) The Portfolio underperformed its peer group, Flexible Portfolio Funds, which had an average return of 4.88% for the same period, according to Lipper Analytical Services, Inc. (“Lipper”), an independent mutual fund ranking agency.

The U.S. stock market advanced overall for the third consecutive year in 2005, though returns were lower than in the previous two years. Despite rising oil prices, higher short-term interest rates, and two devastating Gulf Coast hurricanes, stocks rallied thanks to solid economic growth, brisk merger activity, and better-than-expected corporate earnings. Stocks continued to outperform bonds and cash in 2005, and the Balanced Portfolio’s underperformance relative to its peer group resulted mainly from our equity performance. Because the Portfolio cannot hold riskier assets such as mid-cap, small-cap and foreign stocks, our performance suffered as those asset classes performed well for the year. Stocks were positive overall in 2005, but mid-cap stocks were the clear winners, returning 12.56% as measured by the S&P MidCap 400 Index. Small-cap stocks gained 7.68%, as measured by the S&P SmallCap 600 Index, while the broader stock market, as measured by the S&P 500 Index, returned 4.91%.

In the bond market, the year was marked by low volatility and bonds posted positive, though small, gains in 2005. The yield on the 10-year Treasury bond rose less than 0.2% over the twelve-month period, but short-term interest rates continued to climb as the Federal Reserve Board raised the federal funds rate a total of 200 basis points, or 2%, in 2005. The yield curve continued to flatten as long-term rates failed to rise in concert with short term rates.

Our strategy remains focused on finding ways to add value in a low return environment by altering the mix between stocks and bonds. Consequently, minor changes were made to the asset mix throughout 2005. In the stock portion of the Portfolio, we adjusted holdings periodically to take advantage of fluctuations in the market. In the bond component, we adjusted the average duration of our holdings to take advantage of trading opportunities throughout the year. We also lowered our exposure to corporate and government bonds, which had been relatively overweight, and significantly increased our weighting in mortgage-backed and asset-backed securities in order to increase yield and bring the Portfolio into line with its fixed income benchmarks. The Portfolio’s asset mix ended the year with stocks modestly higher and bonds lower than at the beginning of 2005.

Balanced Portfolio

Balanced Portfolio

This chart assumes an initial investment of $10,000 made on 12/31/95. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Total returns, which reflect deduction of charges for the separate account are shown beginning on page iv of the Performance Summary of the Separate Account report.

In the graph, the Portfolio is compared against four indices representing the three major components of the Portfolio: equities, fixed income and cash equivalent investments. The indices cannot be invested in directly and do not include sales charges.

The Merrill Lynch U.S. Domestic Master Index tracks the performance of U.S. dollar-denominated investment grade Government and Corporate public debt issued in the U.S. Domestic bond market, including Mortgage Pass-Through securities but excluding Asset Backed securities. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of $1 billion for U.S. Treasuries and $250 million for all other securities. Bonds must be rated investment grade based on a composite of Moody’s, S&P, and Fitch. “Yankee” bonds (debt of foreign issuers issued in the U.S. domestic market) are included in the Index provided the issuer is a Supranational or has a country of risk with an investment grade foreign currency long-term debt rating (based on a composite of Moody’s, S&P, and Fitch). “Global” bonds (debt issued simultaneously in the Eurobond and U.S. domestic bond markets) also qualify for inclusion. 144A issues are included in the index. Perpetual and fixed-to-floating rate securities qualify provided they are callable within the fixed-rate period. Tax exempt Municipal securities are excluded from the Index. Defaulted bonds and pay-in-kind bonds are excluded. The index is re-balanced on the last calendar day of the month. Issues that meet the qualifying criteria are included in the index for the following month. Issues that no longer meet the criteria during the course of the month remain in the index until the next month-end re-balancing at which point they are dropped from the index. Additional sub-indices are available that segment the Index by maturity and rating. The inception date of the Index is December 31, 1975.

The Merrill Lynch 91-Day T-Bill Index is comprised of a single issue purchased at the beginning of each month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end re-balancing is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the re-balancing date. To qualify for selection, an issue must have settled on or before the re-balancing (month-end) date. While the index will often hold the Treasury Bill issued at the most recent or prior 3-month auction, it is also possible for a seasoned 6-month or 1-Year Bill to be selected. The inception date of the index is December 31, 1997.

The Citigroup U.S. Broad Investment Grade Bond Index is designed to track the performance of bonds issued in the U.S. investment-grade bond market. The index is market-capitalization-weighted and includes fixed-rate Treasury, government sponsored, mortgages, asset-backed, and investment grade (BBB-/Baa3) issues with a maturity of one year or longer and a minimum amount outstanding of US $1 billion for Treasuries and government-sponsored issues, US $5 billion for mortgages, US $1 billion per origination year generics for entry and US $2.5 billion per coupon and US $1 billion per origination year generics for exit. For credit, asset-backed issues, the entry and exits amounts are $250 million.

The fund is changing its benchmark index from the Merrill Lynch Domestic Master Index to the Citigroup U.S. Broad Investment Grade Bond Index because the Citigroup Index provides greater transparency as to the composition and characteristics of the Index than does the Merrill Lynch Index. The greater transparency allows the Fund to enhance its analysis of performance relative to the benchmark.

The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. As of December 31, 2005, the 500 companies in the composite had a median market capitalization of $11.3 billion and a total market value of $11.5 trillion. The S&P 500 represents approximately 58.2% of the market value of the Compustat’s database of about 9,400 equities. The index cannot be invested in directly and does not include sales charges.

The Lipper Variable Insurance Products (VIP) Flexible Portfolio Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of Funds that allocate investments across various asset classes, including domestic common stocks, bonds, and money market instruments with a focus on total return. Source: Lipper, Inc.

Balanced Portfolio

Balanced Portfolio

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

No investment strategy can guarantee a profit or protect against a loss.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 to December 31, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During Period July 1, 2005 to December 31, 2005*
Actual	$1,000.00	$1,032.80	$1.52
Hypothetical (5% return before expenses)	$1,000.00	$1,023.40	$1.52

*	Expenses are equal to the Fund’s annualized expense ratio of 0.30%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Balanced Portfolio

Balanced Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2005

Revenue Bonds (0.2%)	Shares/ $ Par	Value $ (000’s)

Municipal Bonds — Revenue (0.2%)
Nashville & Davidson County, Tennessee Health and Educational Facilities Board of The Metropolitan Government, 0.00%, 6/1/21, RB	9,800,000	4,838

Total Revenue Bonds (Cost: $4,464)		4,838

Corporate Bonds (14.0%)

Aerospace/Defense (0.9%)
Boeing Capital Corp., 4.75%, 8/25/08	5,359,000	5,345
General Dynamics Corp., 3.00%, 5/15/08	6,398,000	6,131
General Dynamics Corp., 4.25%, 5/15/13	890,000	851
L-3 Communications Corp., 5.875%, 1/15/15	2,790,000	2,706
L-3 Communications Corp., 6.375%, 10/15/15 144A	1,450,000	1,446
Lockheed Martin Corp., 8.50%, 12/1/29	2,755,000	3,755
Raytheon Co., 5.50%, 11/15/12	6,584,000	6,734

Total		26,968

Auto Manufacturing (0.2%)
General Motors Acceptance Corp., 5.625%, 5/15/09	4,500,000	4,003
General Motors Acceptance Corp., 6.75%, 12/1/14	3,310,000	2,978

Total		6,981

Banking (2.3%)
Bank of America Corp., 7.40%, 1/15/11	7,668,000	8,446
Bank of New York, 4.95%, 1/14/11	1,550,000	1,548
Bank One Corp., 5.25%, 1/30/13	5,225,000	5,233
BB&T Corp., 4.90%, 6/30/17	3,075,000	2,984
Citigroup, Inc., 4.625%, 8/3/10	5,200,000	5,128
Compass Bank, 5.50%, 4/1/20	3,135,000	3,139
National Australia Bank, Ltd., 4.80%, 4/6/10 144A	4,208,000	4,183
PNC Bank NA, 5.25%, 1/15/17	1,565,000	1,559
Rabobank Capital Fund II, 5.26%, 12/31/13 144A	1,410,000	1,397
State Street Bank and Trust Co., 5.30%, 1/15/16	1,780,000	1,800
Suntrust Bank, 5.00%, 9/1/15	2,575,000	2,546
U.S. Bancorp, 4.50%, 7/29/10	1,000,000	982
U.S. Central Credit Union, 2.75%, 5/30/08	3,950,000	3,767
UnionBanCal Corp., 5.25%, 12/16/13	1,160,000	1,156
US Bank NA, 4.95%, 10/30/14	2,100,000	2,078
Wachovia Bank NA, 4.80%, 11/1/14	1,890,000	1,834
Washington Mutual, Inc., 5.00%, 3/22/12	2,740,000	2,707

Corporate Bonds (14.0%)	Shares/ $ Par	Value $ (000’s)

Banking continued
Wells Fargo Bank NA, 6.45%, 2/1/11	4,850,000	5,169
World Savings Bank FSB, 4.125%, 12/15/09	7,700,000	7,496
Zions Bancorporation, 5.50%, 11/16/15	2,290,000	2,307

Total		65,459

Beverage/Bottling (0.6%)
Anheuser-Busch Companies, Inc., 7.50%, 3/15/12	910,000	1,035
Anheuser-Busch Companies, Inc., 9.00%, 12/1/09	5,010,000	5,746
Coca-Cola Enterprises, Inc., 5.375%, 8/15/06	4,175,000	4,190
Diageo Capital PLC, 4.375%, 5/3/10	4,815,000	4,696
PepsiAmericas, Inc., 4.875%, 1/15/15	3,175,000	3,130

Total		18,797

Cable/Media/Broadcasting/Satellite (0.9%)
Comcast Corp., 5.30%, 1/15/14	3,835,000	3,762
News America, Inc., 6.40%, 12/15/35 144A	1,545,000	1,557
Rogers Cable, Inc., 6.25%, 6/15/13	1,090,000	1,075
Time Warner Entertainment Co. LP, 7.25%, 9/1/08	5,435,000	5,689
Time Warner Entertainment Co. LP, 8.375%, 7/15/33	1,250,000	1,477
Viacom, Inc., 5.625%, 5/1/07	11,400,000	11,461

Total		25,021

Consumer Products (0.3%)
The Clorox Co., 4.20%, 1/15/10	3,365,000	3,261
The Gillette Co., 2.50%, 6/1/08	5,000,000	4,740

Total		8,001

Electric Utilities (2.3%)
Arizona Public Service Co., 5.50%, 9/1/35	730,000	691
CenterPoint Energy Transition Bond Co. LLC, 5.17%, 8/1/19	2,580,000	2,606
Consumer Energy Co., 4.80%, 2/17/09	6,580,000	6,494
DTE Energy Co., 7.05%, 6/1/11	7,520,000	8,103
Duquesne Light Holdings, Inc., 5.50%, 8/15/15	1,805,000	1,772
Entergy Mississippi, Inc., 6.25%, 4/1/34	1,030,000	1,025
FPL Group Capital, Inc., 5.551%, 2/16/08	4,245,000	4,282
Indiana Michigan Power, 5.05%, 11/15/14	3,660,000	3,559
Kiowa Power Partners LLC, 4.811%, 12/30/13 144A	1,565,576	1,515
Kiowa Power Partners LLC, 5.737%, 3/30/21 144A	4,785,000	4,799

Balanced Portfolio

Balanced Portfolio

Corporate Bonds (14.0%)	Shares/ $ Par	Value $ (000’s)

Electric Utilities continued
Nevada Power Co., 5.875%, 1/15/15	1,830,000	1,816
Oncor Electric Delivery, 6.375%, 1/15/15	3,450,000	3,661
PacifiCorp, 5.45%, 9/15/13	10,540,000	10,774
PPL Electric Utilities Corp., 4.30%, 6/1/13	4,775,000	4,543
PPL Electric Utilities Corp., 5.875%, 8/15/07	725,000	735
PPL Electric Utilities Corp., 6.25%, 8/15/09	215,000	224
Progress Energy, Inc., 4.50%, 6/1/10	3,636,000	3,561
Progress Energy, Inc., 6.85%, 4/15/12	1,570,000	1,686
Public Service Electric & Gas Co., 5.00%, 1/1/13	1,500,000	1,483
Puget Energy, Inc., 3.363%, 6/1/08	2,465,000	2,372
Virginia Electric & Power Co., 5.25%, 12/15/15	3,695,000	3,673

Total		69,374

Food Processors (0.5%)
Bunge Ltd. Finance Corp., 5.10%, 7/15/15	2,615,000	2,530
Kellogg Co., 6.60%, 4/1/11	5,675,000	6,075
Kraft Foods, Inc., 6.25%, 6/1/12	4,705,000	4,964

Total		13,569

Gaming/Leisure/Lodging (0.1%)
Seminole Tribe of Florida, 5.798%, 10/1/13 144A	4,095,000	4,074

Total		4,074

Gas Pipelines (0.4%)
Consolidated Natural Gas Co., 5.00%, 12/1/14	3,585,000	3,478
Enterprise Products Operating LP, 4.95%, 6/1/10	4,795,000	4,702
Kinder Morgan Energy Partners LP, 5.00%, 12/15/13	3,115,000	3,036

Total		11,216

Independent Finance (0.7%)
American General Finance Corp., 4.50%, 12/1/15	2,580,000	2,572
HSBC Finance Corp., 4.125%, 11/16/09	4,400,000	4,248
International Lease Finance Corp., 4.75%, 1/13/12	5,545,000	5,406
iStar Financial, Inc., 5.15%, 3/1/12	8,215,000	7,956

Total		20,182

Machinery (0.0%)
John Deere Capital Corp., 4.50%, 8/25/08	1,325,000	1,311

Total		1,311

Oil and Gas (0.7%)
Conoco Funding Co., 6.35%, 10/15/11	5,065,000	5,426
Kerr-McGee Corp., 6.95%, 7/1/24	1,250,000	1,326

Corporate Bonds (14.0%)	Shares/ $ Par	Value $ (000’s)

Oil and Gas continued
Occidental Petroleum, 4.00%, 11/30/07	2,800,000	2,747
Occidental Petroleum, 10.125%, 9/15/09	3,230,000	3,800
Pemex Project Funding Master Trust, 5.75%, 12/15/15 144A	3,645,000	3,627
Pioneer Natural Resource Co., 5.875%, 7/15/16	2,630,000	2,605
XTO Energy, Inc., 5.00%, 1/31/15	1,500,000	1,468

Total		20,999

Other Finance (0.4%)
Kinder Morgan Finance Co., 5.70%, 1/5/16 144A	5,155,000	5,200
SLM Corp., 4.50%, 7/26/10	5,560,000	5,443

Total		10,643

Other Services (0.1%)
Waste Management, Inc., 5.00%, 3/15/14	2,600,000	2,548

Total		2,548

Paper and Forest Products (0.0%)
Georgia-Pacific Corp., 7.70%, 6/15/15	1,090,000	1,052

Total		1,052

Pharmaceuticals (0.4%)
Abbott Laboratories, 3.75%, 3/15/11	3,750,000	3,550
Pfizer, Inc., 5.625%, 2/1/06	7,175,000	7,180

Total		10,730

Property and Casualty Insurance (0.2%)
Berkley (WR) Corp., 9.875%, 5/15/08	4,310,000	4,778
Berkshire Hathaway Finance, 3.40%, 7/2/07	2,500,000	2,447

Total		7,225

Railroads (0.6%)
Burlington Northern Santa Fe, 6.125%, 3/15/09	5,600,000	5,792
Union Pacific Corp., 3.875%, 2/15/09	5,600,000	5,411
Union Pacific Corp., 7.375%, 9/15/09	5,600,000	6,037

Total		17,240

Real Estate Investment Trusts (0.5%)
Archstone-Smith Operating Trust, 5.25%, 12/1/10	860,000	860
Camden Property Trust, 5.00%, 6/15/15	3,125,000	3,000
Developers Diversified Realty Corp., 5.375%, 10/15/12	1,535,000	1,512
ERP Operating LP, 5.25%, 9/15/14	1,950,000	1,941
First Industrial LP, 5.25%, 6/15/09	1,925,000	1,918
HRPT Properties Trust, 5.75%, 11/1/15	1,225,000	1,221
Simon Property Group LP, 5.375%, 6/1/11 144A	4,445,000	4,456

Total		14,908

Retail Food and Drug (0.1%)
The Kroger Co., 6.75%, 4/15/12	1,545,000	1,625

Total		1,625

Balanced Portfolio

Balanced Portfolio

Corporate Bonds (14.0%)	Shares/ $ Par	Value $ (000’s)

Retail Stores (0.6%)
Federated Department Stores, 6.30%, 4/1/09	6,785,000	6,997
J.C. Penney Co., Inc., 6.875%, 10/15/15	3,470,000	3,757
Target Corp., 5.40%, 10/1/08	5,605,000	5,696

Total		16,450

Security Brokers and Dealers (0.3%)
Goldman Sachs Group, Inc., 5.15%, 1/15/14	3,660,000	3,636
Merrill Lynch & Co., Inc., 5.00%, 1/15/15	1,550,000	1,527
Morgan Stanley, 5.375%, 10/15/15	2,115,000	2,117

Total		7,280

Telecommunications (0.8%)
ALLTELL Corp., 4.656%, 5/17/07	2,250,000	2,240
(e)AT&T Corp., 9.75%, 11/15/31	920,000	1,156
BellSouth Corp., 6.55%, 6/15/34	2,705,000	2,881
Cingular Wireless LLC, 7.125%, 12/15/31	2,740,000	3,136
Sprint Capital Corp., 8.375%, 3/15/12	5,145,000	5,963
Telecom Italia Capital, 4.00%, 1/15/10	5,440,000	5,181
Verizon Global Funding Corp., 4.375%, 6/1/13	1,500,000	1,421
Verizon Global Funding Corp., 5.85%, 9/15/35	1,620,000	1,561

Total		23,539

Tobacco (0.1%)
Altria Group, Inc., 7.75%, 1/15/27	1,575,000	1,870

Total		1,870

Total Corporate Bonds (Cost: $413,269)		407,062

Governments (6.8%)

Governments (6.8%)
Aid-Israel, 0.00%, 11/15/22	11,600,000	5,084
Aid-Israel, 0.00%, 11/15/23	11,500,000	4,800
Aid-Israel, 5.50%, 4/26/24	9,840,000	10,615
(e)BECCS, 14.00%, 11/15/11	8,400,000	8,071
Federal Home Loan Bank, 5.54%, 1/8/09	5,000,000	5,122
Federal Home Loan Bank, 6.00%, 5/13/13	4,580,000	4,445
Federal Home Loan Bank, 6.00%, 7/17/18	3,880,000	3,613
Housing & Urban Development, 6.17%, 8/1/14	14,981,000	16,045
Overseas Private Investment, 4.10%, 11/15/14	3,902,080	3,769
(e)Tennessee Valley Authority Stripped, 8.25%, 4/15/42	6,100,000	4,737
(g)US Treasury, 4.25%, 10/31/07	15,516,000	15,471
(g)US Treasury, 4.25%, 10/15/10	16,197,000	16,112
(g)US Treasury, 4.25%, 8/15/15	10,000,000	9,871

Governments (6.8%)	Shares/ $ Par	Value $ (000’s)

Governments continued
US Treasury, 4.375%, 11/15/08	2,300,000	2,300
US Treasury, 4.375%, 12/15/10	3,680,000	3,683
(g)US Treasury, 4.50%, 11/15/10	15,400,000	15,483
(g)US Treasury, 4.50%, 11/15/15	4,303,000	4,338
(g)US Treasury, 5.375%, 2/15/31	57,138,000	64,183

Total Governments (Cost: $193,645)		197,742

Structured Products (16.9%)

Structured Products (16.9%)
Asset Securitization Corp., Series 1997-D5, Class PS1, 1.62%, 2/14/43 IO	18,531,599	888
Banc of America Securities Auto Trust, Series 2005-WF1, Class A2, 3.89%, 6/18/08	13,513,000	13,450
Chase Manhattan Auto Owner Trust, Series 2005-A, Class A2, 3.72%, 12/15/07	14,241,000	14,171
Commercial Mortgage Acceptance Corp., Series 1997-ML1, Class B, 6.64%, 12/15/30	2,500,000	2,566
Criimi Mae Commercial Mortgage Trust, Series 1998-C1, Class B, 7.00%, 11/2/11 144A	5,700,000	6,051
DLJ Commercial Mortgage Corp., Series 1998-CF1, Class S, 0.70%, 1/15/18 IO	207,393,002	4,346
DLJ Mortgage Acceptance Corp., Series 1997-CF2, Class S, 0.35%, 10/15/30 IO 144A	11,093,390	131
Enterprise Mortgage Acceptance Co., Series 1998-1, Class IO, 1.37%, 1/15/25 IO 144A	21,997,737	935
Federal Home Loan Mortgage Corp., 4.00%, 10/1/20	2,685,057	2,559
Federal Home Loan Mortgage Corp., 4.50%, 5/1/19	3,673,986	3,581
Federal Home Loan Mortgage Corp., 4.50%, 7/1/20	9,096,209	8,852
Federal Home Loan Mortgage Corp., 4.50%, 5/1/35	11,992,179	11,282
Federal Home Loan Mortgage Corp., 5.00%, 10/1/19	3,675,816	3,641
Federal Home Loan Mortgage Corp., 5.00%, 2/1/20	1,197,929	1,186
Federal Home Loan Mortgage Corp., 5.00%, 5/1/20	4,354,246	4,312
Federal Home Loan Mortgage Corp., 5.00%, 10/1/20	2,238,656	2,217
Federal Home Loan Mortgage Corp., 5.00%, 9/1/35	8,464,103	8,195
Federal Home Loan Mortgage Corp., 5.00%, 11/1/35	42,117,725	40,774
Federal Home Loan Mortgage Corp., 5.50%, 9/1/19	1,607,432	1,617

Balanced Portfolio

Balanced Portfolio

Structured Products (16.9%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal Home Loan Mortgage Corp., 5.50%, 11/1/19	3,085,141	3,105
Federal Home Loan Mortgage Corp., 5.50%, 12/1/19	592,849	597
Federal Home Loan Mortgage Corp., 5.50%, 3/1/20	4,060,760	4,085
Federal Home Loan Mortgage Corp., 5.50%, 6/1/35	5,203,298	5,157
Federal Home Loan Mortgage Corp., 5.50%, 10/1/35	21,264,185	21,074
Federal Home Loan Mortgage Corp., 5.50%, 11/1/35	3,491,626	3,460
Federal Home Loan Mortgage Corp., 6.50%, 4/1/11	1,174,287	1,206
Federal Home Loan Mortgage Corp., 6.50%, 5/1/34	2,813,557	2,884
Federal National Mortgage Association, 4.00%, 6/1/19	1,824,556	1,744
Federal National Mortgage Association, 4.50%, 6/1/19	14,563,059	14,193
Federal National Mortgage Association, 4.50%, 8/1/19	1,847,552	1,801
Federal National Mortgage Association, 4.50%, 12/1/19	1,644,905	1,603
Federal National Mortgage Association, 4.50%, 8/1/20	3,599,033	3,502
Federal National Mortgage Association, 4.50%, 10/1/20	8,340,890	8,117
Federal National Mortgage Association, 4.50%, 8/1/35	2,156,101	2,031
Federal National Mortgage Association, 5.00%, 3/1/20	5,041,209	4,989
Federal National Mortgage Association, 5.00%, 4/1/20	1,981,017	1,960
Federal National Mortgage Association, 5.00%, 5/1/20	3,722,333	3,682
Federal National Mortgage Association, 5.00%, 7/1/20	3,943,948	3,902
Federal National Mortgage Association, 5.00%, 4/1/35	5,307,490	5,143
Federal National Mortgage Association, 5.00%, 7/1/35	6,701,482	6,493
Federal National Mortgage Association, 5.00%, 8/1/35	10,485,281	10,160
Federal National Mortgage Association, 5.00%, 9/1/35	12,662,293	12,269
Federal National Mortgage Association, 5.00%, 10/1/35	2,757,930	2,672
Federal National Mortgage Association, 5.50%, 9/1/34	12,531,309	12,421
Federal National Mortgage Association, 5.50%, 3/1/35	12,552,208	12,432
Federal National Mortgage Association, 5.50%, 7/1/35	2,459,835	2,436
Federal National Mortgage Association, 5.50%, 8/1/35	4,355,275	4,314
Federal National Mortgage Association, 5.50%, 9/1/35	24,683,002	24,446

Structured Products (16.9%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal National Mortgage Association, 5.50%, 10/1/35	10,911,761	10,807
Federal National Mortgage Association, 5.50%, 11/1/35	26,558,112	26,304
Federal National Mortgage Association, 6.00%, 5/1/35	6,954,573	7,021
Federal National Mortgage Association, 6.00%, 6/1/35	14,660,996	14,800
Federal National Mortgage Association, 6.00%, 7/1/35	17,270,329	17,433
Federal National Mortgage Association, 6.00%, 8/1/35	1,021,474	1,031
Federal National Mortgage Association, 6.00%, 10/1/35	2,801,846	2,828
Federal National Mortgage Association, 6.00%, 11/1/35	11,446,560	11,555
Federal National Mortgage Association, 6.75%, 4/25/18	3,642,159	3,752
Federal National Mortgage Association, 6.75%, 12/25/23	331	0
Government National Mortgage Association, 5.00%, 7/15/33	3,060,210	3,024
Government National Mortgage Association, 5.50%, 1/15/32	273,292	275
Government National Mortgage Association, 5.50%, 2/15/32	2,960,736	2,984
Government National Mortgage Association, 5.50%, 9/15/32	85,988	87
GS Auto Loan Trust, Series 2005-1, Class A3, 4.45%, 5/17/10	10,593,000	10,516
Honda Auto Receivables Owner Trust, Series 2005-3, Class A2, 3.73%, 10/18/07	13,525,000	13,452
Hyundai Auto Receivables Trust, Series 2005-A, Class A2, 3.88%, 6/16/08	9,456,000	9,407
Merrill Auto Trust Securitization, Series 2005-1, Class A2A, 3.90%, 4/25/08	6,745,000	6,715
Midland Realty Acceptance Corp., Series 1996-C2, Class AEC, 1.35%, 1/25/29 IO 144A	7,170,760	79
Morgan Stanley Capital, Series 1998-WF2, Class A2, 6.54%, 5/15/08	11,402,072	11,735
(d)RMF Commercial Mortgage Pass-Through, Series 1997-1, Class F, 7.47%, 1/15/19 144A	1,800,000	180
Rural Housing Trust 1987-1, Series 1, Class D, 6.33%, 4/1/26	559,770	559
Vendee Mortgage Trust, Series 1998-3, Class E, 6.50%, 3/15/29	4,184,749	4,245
WFS Financial Owner Trust, Series 2005-3, Class A3A, 4.25%, 6/17/10	13,319,000	13,187
World Omni Auto Receivables Trust, Series 2005-B, Class A3, 4.40%, 5/20/09	5,650,000	5,615

Total Structured Products (Cost: $495,630)		490,223

Balanced Portfolio

Balanced Portfolio

Common Stocks (50.3%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary (5.5%)
*Amazon.com, Inc.	39,900	1,881
*Apollo Group, Inc. — Class A	19,000	1,149
*AutoNation, Inc.	23,600	513
*AutoZone, Inc.	7,175	658
*Bed Bath & Beyond, Inc.	38,700	1,399
Best Buy Co., Inc.	53,200	2,313
*Big Lots, Inc.	14,800	178
The Black & Decker Corp.	10,200	887
Brunswick Corp.	12,600	512
Carnival Corp.	56,473	3,020
*CCE Spinco, Inc.	8,818	116
Centex Corp.	16,600	1,187
Circuit City Stores, Inc.	20,400	461
Clear Channel Communications, Inc.	70,450	2,216
*Coach, Inc.	49,500	1,650
*Comcast Corp. — Class A	282,837	7,342
Cooper Tire & Rubber Co.	8,000	123
D.R. Horton, Inc.	35,500	1,268
Dana Corp.	19,515	140
Darden Restaurants, Inc.	17,049	663
Dillard’s, Inc. — Class A	8,036	199
Dollar General Corp.	41,265	787
Dow Jones & Co., Inc.	7,680	273
The E.W. Scripps Co. — Class A	11,100	533
Eastman Kodak Co.	37,417	876
*eBay, Inc.	148,900	6,440
Family Dollar Stores, Inc.	20,200	501
Federated Department Stores, Inc.	35,442	2,351
Ford Motor Co.	241,907	1,868
Fortune Brands, Inc.	19,033	1,485
Gannett Co., Inc.	31,250	1,893
The Gap, Inc.	74,725	1,318
General Motors Corp.	73,625	1,430
Genuine Parts Co.	22,575	991
*The Goodyear Tire & Rubber Co.	22,900	398
H&R Block, Inc.	42,700	1,048
Harley-Davidson, Inc.	35,775	1,842
Harrah’s Entertainment, Inc.	23,950	1,707
Hasbro, Inc.	23,275	470
Hilton Hotels Corp.	42,750	1,031
The Home Depot, Inc.	276,697	11,200
International Game Technology	43,900	1,351
*The Interpublic Group of Companies, Inc.	56,100	541
J. C. Penney Co., Inc.	30,225	1,681
Johnson Controls, Inc.	25,100	1,830
Jones Apparel Group, Inc.	15,200	467
KB HOME	10,200	741
Knight-Ridder, Inc.	9,050	573
*Kohl’s Corp.	44,933	2,184
Leggett & Platt, Inc.	23,967	550
Lennar Corp. — Class A	17,900	1,092
Limited Brands, Inc.	45,399	1,015
Liz Claiborne, Inc.	13,900	498
Lowe’s Companies, Inc.	101,850	6,789
Marriott International, Inc. — Class A	21,400	1,433
Mattel, Inc.	52,560	831
Maytag Corp.	10,367	195
McDonald’s Corp.	163,971	5,529

Common Stocks (50.3%)	Shares/ $ Par	Value $ (000’s)

Consumer Discretionary continued
The McGraw-Hill Companies, Inc.	48,780	2,519
Meredith Corp.	5,500	288
The New York Times Co. — Class A	18,892	500
Newell Rubbermaid, Inc.	35,911	854
News Corp. — Class A	316,900	4,928
NIKE, Inc. — Class B	24,800	2,152
Nordstrom, Inc.	28,466	1,065
*Office Depot, Inc.	40,243	1,264
OfficeMax, Inc.	9,200	233
Omnicom Group, Inc.	23,500	2,001
Pulte Homes, Inc.	27,900	1,098
RadioShack Corp.	17,567	369
Reebok International, Ltd.	6,900	402
*Sears Holdings Corp.	12,999	1,502
The Sherwin-Williams Co.	14,660	666
Snap-on, Inc.	7,517	282
The Stanley Works	9,450	454
Staples, Inc.	95,275	2,164
*Starbucks Corp.	100,100	3,004
Starwood Hotels & Resorts Worldwide, Inc.	28,600	1,826
Target Corp.	114,543	6,296
Tiffany & Co.	18,533	710
Time Warner, Inc.	607,300	10,590
The TJX Companies, Inc.	60,000	1,394
Tribune Co.	34,131	1,033
*Univision Communications, Inc. —Class A	29,100	855
VF Corp.	11,543	639
Viacom, Inc. — Class B	201,261	6,561
*Visteon Corp.	16,712	105
The Walt Disney Co.	250,533	6,005
Wendy’s International, Inc.	15,150	837
Whirlpool Corp.	8,750	733
Yum! Brands, Inc.	36,880	1,729

Total		158,675

Consumer Staples (4.8%)
Alberto-Culver Co.	9,800	448
Albertson’s, Inc.	47,995	1,025
Altria Group, Inc.	271,204	20,264
Anheuser-Busch Companies, Inc.	101,119	4,344
Archer-Daniels-Midland Co.	85,075	2,098
Avon Products, Inc.	59,750	1,706
Brown-Forman Corp. — Class B	10,868	753
Campbell Soup Co.	24,254	722
The Clorox Co.	19,650	1,118
The Coca-Cola Co.	269,600	10,868
Coca-Cola Enterprises, Inc.	39,500	757
Colgate-Palmolive Co.	67,454	3,700
ConAgra Foods, Inc.	67,633	1,372
*Constellation Brands, Inc. — Class A	25,600	671
Costco Wholesale Corp.	61,452	3,040
CVS Corp.	106,066	2,802
General Mills, Inc.	46,233	2,280
H.J. Heinz Co.	43,583	1,470
The Hershey Co.	23,600	1,304
Kellogg Co.	33,443	1,445

Balanced Portfolio

Balanced Portfolio

Common Stocks (50.3%)	Shares/ $ Par	Value $ (000’s)

Consumer Staples continued
Kimberly-Clark Corp.	60,897	3,633
*The Kroger Co.	94,373	1,782
McCormick & Co., Inc.	17,400	538
Molson Coors Brewing Co.	7,400	496
The Pepsi Bottling Group, Inc.	17,900	512
PepsiCo, Inc.	216,100	12,767
The Procter & Gamble Co.	436,561	25,268
Reynolds American, Inc.	11,100	1,058
Safeway, Inc.	58,500	1,384
Sara Lee Corp.	98,884	1,869
SUPERVALU, Inc.	17,750	577
Sysco Corp.	80,750	2,507
Tyson Foods, Inc. — Class A	32,800	561
UST, Inc.	21,333	871
Wal-Mart Stores, Inc.	325,333	15,226
Walgreen Co.	131,854	5,836
Wm. Wrigley Jr. Co.	23,333	1,551

Total		138,623

Energy (4.7%)
Amerada Hess Corp.	10,400	1,319
Anadarko Petroleum Corp.	30,877	2,926
Apache Corp.	42,930	2,942
Baker Hughes, Inc.	44,540	2,707
BJ Services Co.	42,000	1,540
Burlington Resources, Inc.	49,272	4,247
Chevron Corp.	292,368	16,598
ConocoPhillips	180,706	10,513
Devon Energy Corp.	57,900	3,621
El Paso Corp.	85,917	1,045
EOG Resources, Inc.	31,480	2,310
Exxon Mobil Corp.	810,471	45,524
Halliburton Co.	66,785	4,138
Kerr-McGee Corp.	15,108	1,373
Kinder Morgan, Inc.	13,733	1,263
Marathon Oil Corp.	47,724	2,910
Murphy Oil Corp.	21,500	1,161
*Nabors Industries, Ltd.	20,550	1,557
*National-Oilwell Varco, Inc.	22,700	1,423
Noble Corp.	17,850	1,259
Occidental Petroleum Corp.	52,380	4,184
Rowan Companies, Inc.	14,250	508
Schlumberger, Ltd.	76,733	7,455
Sunoco, Inc.	17,700	1,387
*Transocean, Inc.	42,954	2,993
Valero Energy Corp.	80,300	4,143
*Weatherford International, Ltd.	45,300	1,640
The Williams Companies, Inc.	74,600	1,728
XTO Energy, Inc.	47,333	2,080

Total		136,494

Financials (10.6%)
ACE, Ltd.	42,000	2,244
AFLAC, Inc.	65,150	3,024
The Allstate Corp.	84,469	4,567
Ambac Financial Group, Inc.	13,700	1,056
American Express Co.	161,700	8,321
American International Group, Inc.	338,090	23,069

Common Stocks (50.3%)	Shares/ $ Par	Value $ (000’s)

Financials continued
Ameriprise Financial, Inc.	32,060	1,314
AmSouth Bancorporation	45,445	1,191
Aon Corp.	41,675	1,498
Apartment Investment & Management Co. — Class A	12,500	473
Archstone-Smith Trust	27,600	1,156
Bank of America Corp.	523,090	24,142
The Bank of New York Co., Inc.	100,320	3,195
BB&T Corp.	70,600	2,959
The Bear Stearns Companies, Inc.	14,745	1,703
Capital One Financial Corp.	39,000	3,370
The Charles Schwab Corp.	134,386	1,971
The Chubb Corp.	26,050	2,544
Cincinnati Financial Corp.	22,718	1,015
CIT Group, Inc.	26,000	1,346
Citigroup, Inc.	658,874	31,976
Comerica, Inc.	21,500	1,220
Compass Bancshares, Inc.	16,200	782
Countrywide Financial Corp.	77,798	2,660
*E*TRADE Financial Corp.	53,300	1,112
Equity Office Properties Trust	52,900	1,604
Equity Residential	37,500	1,467
Fannie Mae	126,029	6,151
Federated Investors, Inc. — Class B	11,000	407
Fifth Third Bancorp	72,243	2,725
First Horizon National Corp.	16,400	630
Franklin Resources, Inc.	19,350	1,819
Freddie Mac	90,014	5,882
Genworth Financial, Inc.	49,100	1,698
Golden West Financial Corp.	33,200	2,191
The Goldman Sachs Group, Inc.	58,700	7,497
The Hartford Financial Services Group, Inc.	39,150	3,363
Huntington Bancshares, Inc.	29,700	705
Janus Capital Group, Inc.	28,071	523
Jefferson-Pilot Corp.	17,453	994
JPMorgan Chase & Co.	455,709	18,088
KeyCorp	53,125	1,749
Lehman Brothers Holdings, Inc.	34,856	4,467
Lincoln National Corp.	22,560	1,196
Loews Corp.	17,633	1,672
M&T Bank Corp.	10,400	1,134
Marsh & McLennan Companies, Inc.	70,980	2,254
Marshall & Ilsley Corp.	27,200	1,171
MBIA, Inc.	17,450	1,050
MBNA Corp.	163,495	4,439
Mellon Financial Corp.	54,409	1,864
Merrill Lynch & Co., Inc.	119,700	8,107
MetLife, Inc.	98,615	4,832
MGIC Investment Corp.	11,800	777
Moody’s Corp.	32,300	1,984
Morgan Stanley	140,431	7,968
National City Corp.	71,779	2,410
North Fork Bancorporation, Inc.	62,000	1,696
Northern Trust Corp.	24,150	1,251
Plum Creek Timber Co., Inc.	24,000	865
PNC Financial Services Group, Inc.	38,100	2,356
Principal Financial Group, Inc.	36,500	1,731

Balanced Portfolio

Balanced Portfolio

Common Stocks (50.3%)	Shares/ $ Par	Value $ (000’s)

Financials continued
The Progressive Corp.	25,700	3,001
ProLogis	31,700	1,481
Prudential Financial, Inc.	65,800	4,816
Public Storage, Inc.	10,800	731
Regions Financial Corp.	59,675	2,038
SAFECO Corp.	16,050	907
Simon Property Group, Inc.	24,300	1,862
SLM Corp.	54,358	2,995
Sovereign Bancorp, Inc.	46,500	1,005
The St. Paul Travelers Companies, Inc.	90,231	4,031
State Street Corp.	42,700	2,367
SunTrust Banks, Inc.	47,067	3,425
Synovus Financial Corp.	40,650	1,098
T. Rowe Price Group, Inc.	17,000	1,225
Torchmark Corp.	13,550	753
U.S. Bancorp	236,609	7,072
UnumProvident Corp.	38,806	883
Vornado Realty Trust	15,400	1,285
Wachovia Corp.	202,288	10,694
Washington Mutual, Inc.	128,494	5,589
Wells Fargo & Co.	217,785	13,684
XL Capital, Ltd. — Class A	22,700	1,530
Zions Bancorporation	13,600	1,028

Total		312,125

Health Care (6.7%)
Abbott Laboratories	202,025	7,966
Aetna, Inc.	37,258	3,514
Allergan, Inc.	17,133	1,850
AmerisourceBergen Corp.	27,200	1,126
*Amgen, Inc.	160,723	12,675
Applera Corp. — Applied Biosystems Group	24,467	650
Bausch & Lomb, Inc.	7,000	475
Baxter International, Inc.	81,200	3,057
Becton, Dickinson and Co.	32,850	1,974
*Biogen Idec, Inc.	44,220	2,004
Biomet, Inc.	32,455	1,187
*Boston Scientific Corp.	76,880	1,883
Bristol-Myers Squibb Co.	254,844	5,856
C. R. Bard, Inc.	13,700	903
Cardinal Health, Inc.	55,750	3,833
*Caremark Rx, Inc.	58,600	3,035
*Chiron Corp.	14,278	635
CIGNA Corp.	16,371	1,829
*Coventry Health Care, Inc.	21,200	1,208
Eli Lilly and Co.	148,066	8,379
*Express Scripts, Inc.	19,000	1,592
*Fisher Scientific International, Inc.	16,000	990
*Forest Laboratories, Inc.	44,034	1,791
*Genzyme Corp.	33,600	2,378
*Gilead Sciences, Inc.	59,600	3,137
Guidant Corp.	43,212	2,798
HCA, Inc.	55,215	2,788
Health Management Associates, Inc. — Class A	32,200	707
*Hospira, Inc.	20,942	896
*Humana, Inc.	21,200	1,152

Common Stocks (50.3%)	Shares/ $ Par	Value $ (000’s)

Health Care continued
IMS Health, Inc.	30,133	751
Johnson & Johnson	387,423	23,283
*King Pharmaceuticals, Inc.	31,466	532
*Laboratory Corp. of America Holdings	17,300	932
Manor Care, Inc.	10,300	410
McKesson Corp.	40,093	2,068
*Medco Health Solutions, Inc.	40,062	2,235
*MedImmune, Inc.	32,000	1,121
Medtronic, Inc.	157,500	9,067
Merck & Co., Inc.	284,800	9,059
*Millipore Corp.	6,800	449
Mylan Laboratories, Inc.	28,500	569
*Patterson Companies, Inc.	18,000	601
PerkinElmer, Inc.	17,000	401
Pfizer, Inc.	960,059	22,389
Quest Diagnostics, Inc.	21,600	1,112
Schering-Plough Corp.	192,450	4,013
*St. Jude Medical, Inc.	47,700	2,395
Stryker Corp.	38,000	1,688
*Tenet Healthcare Corp.	61,150	468
*Thermo Electron Corp.	21,100	636
UnitedHealth Group, Inc.	165,056	10,257
*Waters Corp.	14,400	544
*Watson Pharmaceuticals, Inc.	13,200	429
*WellPoint, Inc.	80,300	6,407
Wyeth	174,871	8,056
*Zimmer Holdings, Inc.	32,273	2,176

Total		194,316

Industrials (5.7%)
3M Co.	99,024	7,674
*Allied Waste Industries, Inc.	28,350	248
American Power Conversion Corp.	22,350	492
American Standard Companies, Inc.	23,800	951
Avery Dennison Corp.	14,350	793
The Boeing Co.	105,118	7,383
Burlington Northern Santa Fe Corp.	48,608	3,442
Caterpillar, Inc.	88,624	5,120
Cendant Corp.	133,373	2,301
Cintas Corp.	17,967	740
Cooper Industries, Ltd. — Class A	11,900	869
CSX Corp.	28,250	1,434
Cummins, Inc.	6,100	547
Danaher Corp.	30,900	1,724
Deere & Co.	31,440	2,141
Dover Corp.	26,433	1,070
Eaton Corp.	19,300	1,295
Emerson Electric Co.	53,525	3,998
Equifax, Inc.	16,900	643
FedEx Corp.	39,440	4,078
Fluor Corp.	11,300	873
General Dynamics Corp.	26,200	2,988
General Electric Co.	1,376,198	48,235
Goodrich Corp.	16,000	658
Honeywell International, Inc.	109,750	4,088
Illinois Tool Works, Inc.	26,700	2,349
Ingersoll-Rand Co., Ltd. — Class A	43,040	1,738
ITT Industries, Inc.	12,000	1,234

Balanced Portfolio

Balanced Portfolio

Common Stocks (50.3%)	Shares/ $ Par	Value $ (000’s)

Industrials continued
L-3 Communications Holdings, Inc.	15,600	1,160
Lockheed Martin Corp.	46,522	2,960
Masco Corp.	55,200	1,666
*Monster Worldwide, Inc.	16,033	654
*Navistar International Corp.	8,020	230
Norfolk Southern Corp.	52,943	2,373
Northrop Grumman Corp.	46,262	2,781
PACCAR, Inc.	22,027	1,525
Pall Corp.	16,216	436
Parker Hannifin Corp.	15,600	1,029
Pitney Bowes, Inc.	29,727	1,256
R. R. Donnelley & Sons Co.	28,333	969
Raytheon Co.	58,200	2,337
Robert Half International, Inc.	22,160	840
Rockwell Automation, Inc.	23,350	1,381
Rockwell Collins, Inc.	22,550	1,048
Ryder System, Inc.	8,400	345
Southwest Airlines Co.	90,895	1,493
Textron, Inc.	17,250	1,328
Tyco International, Ltd.	262,183	7,567
Union Pacific Corp.	34,540	2,781
United Parcel Service, Inc. — Class B	143,700	10,799
United Technologies Corp.	132,666	7,417
W.W. Grainger, Inc.	9,900	704
Waste Management, Inc.	71,897	2,182

Total		166,367

Information Technology (7.6%)
*ADC Telecommunications, Inc.	15,207	340
Adobe Systems, Inc.	78,350	2,896
*Advanced Micro Devices, Inc.	52,600	1,610
*Affiliated Computer Services, Inc. — Class A	16,200	959
*Agilent Technologies, Inc.	53,588	1,784
*Altera Corp.	47,165	874
Analog Devices, Inc.	47,743	1,713
*Andrew Corp.	21,162	227
*Apple Computer, Inc.	109,800	7,894
Applied Materials, Inc.	211,300	3,791
*Applied Micro Circuits Corp.	38,900	100
Autodesk, Inc.	30,032	1,290
Automatic Data Processing, Inc.	75,100	3,446
*Avaya, Inc.	54,512	582
*BMC Software, Inc.	28,140	577
*Broadcom Corp. — Class A	37,700	1,778
*Ciena Corp.	75,100	223
*Cisco Systems, Inc.	800,067	13,696
*Citrix Systems, Inc.	22,980	661
Computer Associates International, Inc.	59,732	1,684
*Computer Sciences Corp.	24,050	1,218
*Compuware Corp.	50,443	452
*Comverse Technology, Inc.	26,300	699
*Convergys Corp.	18,250	289
*Corning, Inc.	198,500	3,903
*Dell, Inc.	306,567	9,193
*Electronic Arts, Inc.	39,100	2,045
Electronic Data Systems Corp.	67,900	1,632
*EMC Corp.	311,386	4,241

Common Stocks (50.3%)	Shares/ $ Par	Value $ (000’s)

Information Technology continued
First Data Corp.	99,547	4,282
*Fiserv, Inc.	24,025	1,040
*Freescale Semiconductor, Inc. — Class B	53,406	1,344
*Gateway, Inc.	34,250	86
Hewlett-Packard Co.	373,167	10,683
Intel Corp.	785,243	19,599
International Business Machines Corp.	205,710	16,908
*Intuit, Inc.	23,000	1,226
*Jabil Circuit, Inc.	22,633	839
*JDS Uniphase Corp.	215,200	508
KLA-Tencor Corp.	25,700	1,268
*Lexmark International, Inc. — Class A	15,100	677
Linear Technology Corp.	39,650	1,430
*LSI Logic Corp.	51,000	408
*Lucent Technologies, Inc.	578,962	1,540
Maxim Integrated Products, Inc.	42,700	1,547
*Mercury Interactive Corp.	11,300	314
*Micron Technology, Inc.	80,450	1,071
Microsoft Corp.	1,192,300	31,178
Molex, Inc.	18,675	485
Motorola, Inc.	324,419	7,329
National Semiconductor Corp.	44,786	1,164
*NCR Corp.	23,900	811
*Network Appliance, Inc.	48,500	1,310
*Novell, Inc.	49,700	439
*Novellus Systems, Inc.	17,400	420
*NVIDIA Corp.	22,300	815
*Oracle Corp.	489,850	5,981
*Parametric Technology Corp.	35,420	216
Paychex, Inc.	43,440	1,656
*PMC-Sierra, Inc.	23,700	183
*QLogic Corp.	10,450	340
QUALCOMM, Inc.	214,166	9,225
Sabre Holdings Corp. — Class A	17,109	412
*Sanmina-SCI Corp.	68,300	291
Scientific-Atlanta, Inc.	20,000	861
Siebel Systems, Inc.	68,900	729
*Solectron Corp.	119,000	436
*Sun Microsystems, Inc.	444,654	1,863
*Symantec Corp.	140,832	2,465
Symbol Technologies, Inc.	32,650	419
Tektronix, Inc.	10,840	306
*Tellabs, Inc.	58,408	637
*Teradyne, Inc.	25,650	374
Texas Instruments, Inc.	210,775	6,760
*Unisys Corp.	44,250	258
*Xerox Corp.	125,100	1,833
Xilinx, Inc.	45,400	1,145
*Yahoo!, Inc.	164,500	6,445

Total		221,353

Materials (1.5%)
Air Products and Chemicals, Inc.	28,933	1,713
Alcoa, Inc.	113,343	3,352
Allegheny Technologies, Inc.	11,031	398
Ashland, Inc.	9,300	538
Ball Corp.	13,568	539

Balanced Portfolio

Balanced Portfolio

Common Stocks (50.3%)	Shares/ $ Par	Value $ (000’s)

Materials continued
Bemis Co., Inc.	13,700	382
The Dow Chemical Co.	125,724	5,510
E. I. du Pont de Nemours and Co.	119,745	5,090
Eastman Chemical Co.	10,575	546
Ecolab, Inc.	24,000	870
Engelhard Corp.	15,600	470
Freeport-McMoRan Copper & Gold, Inc. — Class B	24,019	1,292
*Hercules, Inc.	14,700	166
International Flavors & Fragrances, Inc.	10,475	351
International Paper Co.	63,924	2,148
Louisiana-Pacific Corp.	13,800	379
MeadWestvaco Corp.	23,614	662
Monsanto Co.	34,978	2,712
Newmont Mining Corp.	58,230	3,109
Nucor Corp.	20,234	1,350
*Pactiv Corp.	18,700	411
Phelps Dodge Corp.	13,210	1,901
PPG Industries, Inc.	21,733	1,258
Praxair, Inc.	42,000	2,224
Rohm and Haas Co.	18,734	907
*Sealed Air Corp.	10,636	597
Sigma-Aldrich Corp.	8,800	557
Temple-Inland, Inc.	14,600	655
United States Steel Corp.	14,750	709
Vulcan Materials Co.	13,300	901
Weyerhaeuser Co.	31,720	2,104

Total		43,801

Telecommunication Services (1.5%)
ALLTEL Corp.	49,843	3,145
AT&T, Inc.	508,806	12,462
BellSouth Corp.	238,135	6,453
CenturyTel, Inc.	17,100	567
Citizens Communications Co.	43,500	532
*Qwest Communications International, Inc.	201,120	1,136
Sprint Nextel Corp.	384,760	8,988
Verizon Communications, Inc.	360,138	10,847

Total		44,130

Utilities (1.7%)
*The AES Corp.	85,075	1,347
*Allegheny Energy, Inc.	21,200	671
Ameren Corp.	26,633	1,365
American Electric Power Co., Inc.	51,320	1,903
CenterPoint Energy, Inc.	40,426	519
Cinergy Corp.	25,938	1,101
*CMS Energy Corp.	28,700	416
Consolidated Edison, Inc.	31,925	1,479
Constellation Energy Group	23,200	1,336
Dominion Resources, Inc.	45,225	3,492
DTE Energy Co.	23,150	1,000
Duke Energy Corp.	120,842	3,317
*Dynegy, Inc. — Class A	39,200	190
Edison International	42,480	1,853
Entergy Corp.	26,991	1,853
Exelon Corp.	86,924	4,620

Common Stocks (50.3%)	Shares/ $ Par	Value $ (000’s)

Utilities continued
FirstEnergy Corp.	42,974	2,105
FPL Group, Inc.	51,386	2,136
KeySpan Corp.	22,700	810
Nicor, Inc.	5,750	226
NiSource, Inc.	35,484	740
Peoples Energy Corp.	5,000	175
PG&E Corp.	44,675	1,658
Pinnacle West Capital Corp.	12,900	533
PPL Corp.	49,466	1,454
Progress Energy, Inc.	32,779	1,440
Public Service Enterprise Group, Inc.	32,640	2,121
Sempra Energy	33,459	1,500
The Southern Co.	96,600	3,336
TECO Energy, Inc.	27,100	466
TXU Corp.	62,930	3,158
Xcel Energy, Inc.	52,470	969

Total		49,289

Total Common Stocks (Cost: $799,291)		1,465,173

Money Market Investments (15.6%)

Autos (1.5%)
(b)DaimlerChrysler Revolving Auto Conduit LLC, 4.23%, 1/4/06	15,000,000	14,995
(b)Fcar Owner Trust I, 4.31%, 1/17/06	15,000,000	14,971
(b)Fcar Owner Trust I, 4.31%, 1/27/06	15,000,000	14,953

Total		44,919

Federal Government & Agencies (0.5%)
(b)Federal National Mortgage Association, 4.32%, 3/22/06	15,000,000	14,862

Total		14,862

Finance Lessors (3.1%)
(b)Ranger Funding Co. LLC, 4.31%, 1/17/06	15,000,000	14,971
(b)Ranger Funding Co. LLC, 4.32%, 1/24/06	15,000,000	14,959
(b)Thunder Bay Funding, Inc., 4.30%, 1/5/06	15,000,000	14,993
Thunder Bay Funding, Inc., 4.32%, 2/6/06	15,000,000	14,935
Windmill Funding Corp., 4.29%, 1/12/06	15,000,000	14,980
Windmill Funding Corp., 4.30%, 1/18/06	15,000,000	14,970

Total		89,808

Finance Services (1.0%)
(b)Bryant Park Funding LLC, 4.34%, 1/31/06	30,000,000	29,892

Total		29,892

Miscellaneous Business Credit Institutions (0.5%)
(b)General Electric Capital, 4.27%, 1/26/06	15,000,000	14,956

Total		14,956

Balanced Portfolio

Balanced Portfolio

Money Market Investments (15.6%)	Shares/ $ Par	Value $ (000’s)

National Commercial Banks (2.8%)
(b)Bank of America Corp., 7.20%, 4/15/06	3,600,000	3,622
(b)Barclays US Funding LLC, 4.27%, 1/17/06	15,000,000	14,972
(b)Barclays US Funding LLC, 4.27%, 1/20/06	15,000,000	14,966
(b)Citigroup Funding, Inc., 4.23%, 1/27/06	15,000,000	14,954
(b)Citigroup Funding, Inc., 4.29%, 1/4/06	15,000,000	14,994
(b)UBS Finance LLC, 4.29%, 1/5/06	15,000,000	14,993
Wells Fargo Co., 6.875%, 4/1/06	3,600,000	3,617

Total		82,118

Office Machines (0.5%)
Pitney Bowes, Inc., 4.22%, 1/6/06	15,000,000	14,991

Total		14,991

Personal Credit Institutions (0.8%)
American Express Credit, 4.28%, 1/5/06	15,000,000	14,993
Household Finance Corp., 6.50%, 1/24/06	7,108,000	7,115

Total		22,108

Security Brokers and Dealers (1.6%)
Bear Stearns Co., Inc., 4.30%, 1/27/06	15,000,000	14,952
Goldman Sachs Group LP, 6.75%, 2/15/06 144A	5,400,000	5,413
(b)Goldman Sachs Group, Inc., 3.55%, 8/1/06	3,300,000	3,302
Merrill Lynch & Co., 4.54688%, 3/17/06	3,240,000	3,240
Merrill Lynch & Co., 7.00%, 3/15/06	5,400,000	5,422
Morgan Stanley Dean Witter, 4.22%, 1/5/06	6,560,000	6,557
Morgan Stanley Dean Witter, 4.779%, 3/27/06	3,600,000	3,603
Morgan Stanley Dean Witter, 6.10%, 4/15/06	3,600,000	3,613

Total		46,102

Short Term Business Credit (3.3%)
CIT Group Inc., 6.50%, 2/7/06	2,700,000	2,705
(b)New Center Asset Trust, 4.27%, 1/19/06	15,000,000	14,968
New Center Asset Trust, 4.35%, 2/3/06	15,000,000	14,940
Old Line Funding Corp., 4.30%, 1/11/06	15,000,000	14,982
Old Line Funding Corp., 4.32%, 2/6/06	15,000,000	14,935

Money Market Investments (15.6%)	Shares/ $ Par	Value $ (000’s)

Short Term Business Credit continued
(b)Sheffield Receivables, 4.30%, 1/20/06	30,000,000	29,931

Total		92,461

Total Money Market Investments (Cost: $452,268)		452,217

Total Investments (103.8%) (Cost $2,358,567)(a)		3,017,255

Other Assets, Less Liabilities (-3.8%)		(111,514)

Total Net Assets (100.0%)		2,905,741

*	Non-Income Producing

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005 the value of these securities (in thousands) was $45,042, representing 1.55% of the net assets.

IO — Interest Only Security

RB — Revenue Bond

(a)	At December 31, 2005 the aggregate cost of securities for federal tax purposes (in thousands) was $2,363,532 and the net unrealized appreciation of investments based on that cost was $653,723 which is comprised of $763,791 aggregate gross unrealized appreciation and $110,068 aggregate gross unrealized depreciation.

(b)	All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
US Long Bond (CBT) Commodity (Short)	589	3/06	$42
(Total Notional Value at December 31, 2005, $67,214)

S&P 500 Index Futures (Long)	648	3/06	$(2,049)
(Total Notional Value at December 31, 2005, $205,327)

(d)	Defaulted Security

(e)	Step bond security that presently receives no coupon payments. At the predetermined date the stated coupon rate becomes effective.

(g)	All or portion of the securities have been loaned. See note 6.

The Accompanying Notes are an Integral Part of the Financial Statements.

Balanced Portfolio

High Yield Bond Portfolio

Objective:	Portfolio Strategy:	Net Assets:
High current income and capital appreciation with moderate risk.	Generate superior performance by investing in a diversified mix of fixed income securities rated below investment grade.	$245 million

The investment objective of the High Yield Bond Portfolio is to achieve high current income and capital appreciation. The Portfolio invests primarily in debt securities that are rated below investment grade by at least one major rating agency. High yield debt securities are often called “junk bonds.”

After two years of exceptional performance, 2005 proved to be a tough year for the high yield market. Rising energy costs, Fed interest rate hikes, and natural disasters are a few of the headlines that weighed on the markets in general. In high yield, the main story was the auto sector. Starting late in the first quarter of 2005, uncertainty surrounding General Motors Corporation and Ford Motor Company roiled the high yield market. Their ratings downgrades and subsequent fall to below investment grade status weighed heavily on the market due to their shear size and the impact on high yield auto suppliers. For example, General Motors and GMAC combined represent over 7% of the Citigroup High Yield Cash Pay Index (“Index”).

For the year ended December 31, 2005, the Portfolio had a total return of 1.39%, underperforming the Index, which returned 2.07%. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The average return for the Portfolio’s peer group, High Current Yield Funds, was 2.56% for the same period, according to Lipper Analytical Services, Inc. (“Lipper”), an independent mutual fund ranking agency.

The Portfolio’s underperformance compared to the Index can be attributed to several factors: a moderately aggressive quality mix early in the year, the cost of rebalancing holdings to upgrade quality thereafter, and individual credit selection. Beginning in the second quarter of 2005, as the high yield market rebounded from the first signs of weakness in autos, we began upgrading the credit quality of the Portfolio. We felt a more defensive portfolio was prudent due to our outlook for a moderating economy and historically high valuations. In addition, our exposure to credits that are smaller in capitalization, lower quality and less defensive were challenged in 2005.

Sectors that helped 2005 performance included Autos/Vehicle Parts, Electric Power and Airlines versus the index. In particular, the Portfolio’s underweight to General Motors and Ford was a successful strategy versus the Index. Underperforming sectors included Capital Goods, Packaging/Containers and Financial Services versus the Index.

Heading into 2006, the High Yield Bond Portfolio is positioned more defensively given our outlook for a moderating economy in the year ahead combined with the market trading at historically high valuations. Credit fundamentals continue to be strong, but we still expect the current historically low default rates to trend closer to norms. As a result, the Portfolio is overweight BB bonds, underweight CCC bonds and we have taken on a more defensive posture in our issue selection. The Portfolio has not only upgraded quality, but also is in shorter maturities, larger capitalized credits and more defensive industry sectors.

High Yield Bond Portfolio

High Yield Bond Portfolio

This chart assumes an initial investment of $10,000 made on 12/31/95. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Total returns, which reflect deduction of charges for the separate account are shown beginning on page iv of the Performance Summary of the Separate Account report.

The Fund invests in lower-quality securities which may present a significant risk for loss of principal and interest. Bonds and other debt obligations are affected by changes in interest rates, inflation risk and the creditworthiness of their issuers. High yield bonds generally have greater price swings and higher default risks than investment grade bonds. Return of principal is not guaranteed. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance. In contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds.

Bonds and other debt obligations are affected by changes in interest rates, inflation risk and the creditworthiness of their issuers. High yield bonds generally have greater price swings and higher default risks than investment grade bonds. Return of principal is not guaranteed. In contrast to owning individual bonds, there are ongoing fees and expenses associated with owing shares of bond funds.

The total return performance for the High Yield Portfolio has been shown in comparison with the Citigroup High Yield Pay Index. The Citigroup High Yield Pay Index captures the performance of below-investment grade debt issued by corporations domiciled in the United States or Canada. The index includes only cash-pay bonds (bond registered and Rule 144A) with maturities of at least one year, a minimum amount outstanding of US $100 million (subjective to an entry criteria of $200 million per issue or $400 million per issuer), and a speculative-grade rating by both Moody’s Investor Service and Standard & Poor’s.

The fund changed its benchmark index from the Lehman Brothers High Yield Intermediate Market Index to the Citigroup High Yield Cash Pay Index in 2004 because the Citigroup Index provides greater transparency as to the composition and characteristics of the index than does the Lehman Brothers Index. The greater transparency allows the fund to enhance its analysis of performance relative to the benchmark.

The Lipper Variable Insurance Products (VIP) High Current Yield Funds Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of Funds that aim at high (relative) current yields from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues. Source: Lipper, Inc.

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

There are greater risks inherent in a fund that primarily invests in high yield bonds.

High Yield Bond Portfolio

High Yield Bond Portfolio

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 to December 31, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During Period July 1, 2005 to December 31, 2005*
Actual	$1,000.00	$1,017.00	$2.42
Hypothetical (5% return before expenses)	$1,000.00	$1,022.50	$2.43

*	Expenses are equal to the Fund’s annualized expense ratio of 0.48%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

High Yield Bond Portfolio

High Yield Bond Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2005

Bonds (95.5%)	Shares/ $ Par	Value $ (000’s)

Aerospace/Defense (1.1%)
L-3 Communications Corp., 6.125%, 7/15/13	765,000	759
L-3 Communications Corp., 6.375%, 10/15/15 144A	1,100,000	1,098
L-3 Communications Corp., 7.625%, 6/15/12	765,000	805

Total		2,662

Autos/Vehicle Parts (5.1%)
Affinia Group, Inc., 9.00%, 11/30/14	702,000	555
Arvinmeritor, Inc., 8.75%, 3/1/12	1,229,000	1,177
Ford Motor Credit Co., 8.625%, 11/1/10	1,955,000	1,783
General Motors Acceptance Corp., 6.75%, 12/1/14	1,955,000	1,759
General Motors Acceptance Corp., 6.875%, 9/15/11	2,715,000	2,475
General Motors Acceptance Corp., 7.75%, 1/19/10	1,480,000	1,382
The Goodyear Tire & Rubber Co., 9.00%, 7/1/15 144A	960,000	946
Lear Corp., 8.11%, 5/15/09	585,000	544
Navistar International Corp., 6.25%, 3/1/12	610,000	546
Tenneco, Inc., 10.25%, 7/15/13	406,000	444
TRW Automotive, Inc., 9.375%, 2/15/13	410,000	444
Visteon Corp., 8.25%, 8/1/10	565,000	480

Total		12,535

Basic Materials (12.2%)
Abitibi-Consolidated, Inc., 7.75%, 6/15/11	1,687,000	1,607
(d)Anchor Glass Container, 11.00%, 2/15/13	1,685,000	1,230
Appleton Papers, Inc., 9.75%, 6/15/14	727,000	680
Arch Western Finance LLC, 6.75%, 7/1/13	1,170,000	1,192
BCP Caylux Holding, 9.625%, 6/15/14	755,000	840
Borden US Fin/Nova Scot, 9.00%, 7/15/14 144A	562,000	556
Bowater Canada Finance, 7.95%, 11/15/11	780,000	757
Cascades, Inc., 7.25%, 2/15/13	1,638,000	1,491
Crown Americas, Inc., 7.625%, 11/15/13 144A	962,000	998
Crown Americas, Inc., 7.75%, 11/15/15 144A	825,000	854
Domtar, Inc., 7.875%, 10/15/11	1,645,000	1,513
Equistar Chemicals LP, 8.75%, 2/15/09	1,030,000	1,084
Equistar Chemicals LP, 10.625%, 5/1/11	1,585,000	1,744
Georgia-Pacific Corp., 7.70%, 6/15/15	390,000	376

Bonds (95.5%)	Shares/ $ Par	Value $ (000’s)

Basic Materials continued
Georgia-Pacific Corp., 8.125%, 5/15/11	2,535,000	2,539
Graham Packaging Co., 9.875%, 10/15/14	1,476,000	1,439
Graphic Packaging International Corp., 9.50%, 8/15/13	436,000	416
Huntsman LLC, 11.50%, 7/15/12	745,000	844
Invista, 9.25%, 5/1/12 144A	875,000	934
Jefferson Smurfit Corp., 7.50%, 6/1/13	620,000	570
(c)(f)JSG Holding PLC, 11.50%, 10/1/15 144A	535,819	581
Massey Energy Co., 6.625%, 11/15/10	377,000	383
Massey Energy Co., 6.875%, 12/15/13 144A	1,650,000	1,664
Novelis, Inc., 7.25%, 2/15/15 144A	748,000	698
Owens-Brockway Glass Container, Inc., 6.75%, 12/1/14	1,064,000	1,032
Owens-Brockway Glass Container, Inc., 7.75%, 5/15/11	1,555,000	1,623
Rockwood Specialties Group, Inc., 10.265%, 5/15/11	1,257,000	1,378
Smurfit-Stone Container, 8.375%, 7/1/12	780,000	755

Total		29,778

Builders/Building Materials (3.7%)
Beazer Homes USA, Inc., 6.50%, 11/15/13	557,000	530
Beazer Homes USA, Inc., 6.875%, 7/15/15	223,000	214
DR Horton, Inc., 5.625%, 9/15/14	1,020,000	983
K. Hovnanian Enterprises, 7.75%, 5/15/13	1,400,000	1,383
KB Home, 5.75%, 2/1/14	612,000	577
KB Home, 7.75%, 2/1/10	1,030,000	1,076
Ply Gem Industries, Inc., 9.00%, 2/15/12	1,135,000	1,007
Standard Pacific Corp., 6.50%, 8/15/10	1,250,000	1,192
Technical Olympic USA, Inc., 7.50%, 3/15/11	750,000	668
Technical Olympic USA, Inc., 9.00%, 7/1/10	750,000	758
William Lyon Homes, 7.50%, 2/15/14	345,000	298
William Lyon Homes, 7.625%, 12/15/12	525,000	463

Total		9,149

Capital Goods (4.0%)
Amsted Industries, Inc., 10.25%, 10/15/11 144A	915,000	979
Case New Holland, Inc., 9.25%, 8/1/11	1,676,000	1,793
Coleman Cable, Inc., 9.875%, 10/1/12	1,125,000	911
DA-Lite Screen Co., Inc., 9.50%, 5/15/11	675,000	709

High Yield Bond Portfolio

High Yield Bond Portfolio

Bonds (95.5%)	Shares/ $ Par	Value $ (000’s)

Capital Goods continued
(e)Stanadyne Corp., 12.00%, 2/15/15	1,780,000	899
Sup Essx Com & Essx Group, 9.00%, 4/15/12	774,000	762
Terex Corp., 7.375%, 1/15/14	610,000	604
Trimas Corp., 9.875%, 6/15/12	975,000	804
United Rentals North America, Inc., 6.50%, 2/15/12	2,295,000	2,236

Total		9,697

Consumer Products/Retailing (7.5%)
ALH Finance LLC, 8.50%, 1/15/13	747,000	704
Delhaize America, Inc., 8.125%, 4/15/11	1,830,000	1,995
General Nutrition Centers, Inc., 8.50%, 12/1/10	1,125,000	968
General Nutrition Centers, Inc., 8.625%, 1/15/11	374,000	361
GSC Holdings Corp., 8.00%, 10/1/12 144A	1,740,000	1,636
J.C. Penney Corp., Inc., 6.875%, 10/15/15	608,000	658
The Jean Coutu Group (PJC), Inc., 8.50%, 8/1/14	1,419,000	1,298
Jostens IH Corp., 7.625%, 10/1/12	844,000	848
Levi Strauss & Co., 8.80%, 4/1/12	780,000	786
(c)Neiman Marcus Group, Inc., 9.00%, 10/15/15 144A	586,000	599
Oxford Industries, Inc., 8.875%, 6/1/11	1,693,000	1,725
Phillips Van Heusen Corp., 7.25%, 2/15/11	563,000	571
Phillips Van Heusen Corp., 8.125%, 5/1/13	200,000	211
Rent-A-Center, 7.50%, 5/1/10	1,488,000	1,421
Rite Aid Corp., 8.125%, 5/1/10	1,505,000	1,531
Samsonite Corp., 8.875%, 6/1/11	1,057,000	1,094
(e)Simmons Co., 10.00%, 12/15/14 144A	2,195,000	1,185
Warnaco, Inc., 8.875%, 6/15/13	755,000	814

Total		18,405

Energy (8.0%)
AmeriGas Partners LP, 7.25%, 5/20/15	1,505,000	1,535
Chesapeake Energy Corp., 6.375%, 6/15/15	1,478,000	1,478
Chesapeake Energy Corp., 6.625%, 1/15/06	2,190,000	2,217
Colorado Interstate Gas Co., 6.80%, 11/15/15 144A	1,675,000	1,711
Denbury Resources, Inc., 7.50%, 12/15/15	410,000	415
El Paso Production Holding, 7.75%, 6/1/13	1,328,000	1,378
Hanover Compressor Co., 9.00%, 6/1/14	665,000	725
Kerr-McGee Corp., 6.95%, 7/1/24	1,030,000	1,093
Pogo Producing Co., 6.875%, 10/1/17 144A	816,000	796
Range Resources Corp., 6.375%, 3/15/15	1,119,000	1,097

Bonds (95.5%)	Shares/ $ Par	Value $ (000’s)

Energy continued
Sonat, Inc., 7.625%, 7/15/11	995,000	1,012
Tesoro Corp., 6.625%, 11/1/15 144A	1,225,000	1,237
Whiting Petroleum Corp., 7.25%, 5/1/13	1,254,000	1,270
Williams Companies, Inc., 6.375%, 10/1/10 144A	3,595,000	3,590

Total		19,554

Financials (2.5%)
Affinion Group, Inc., 10.125%, 10/15/13 144A	1,175,000	1,146
Crum and Forster Holding Corp., 10.375%, 6/15/13	555,000	586
E*Trade Financial Corp., 7.875%, 12/1/15	1,210,000	1,248
Fairfax Financial Holdings, 7.75%, 4/26/12	1,314,000	1,226
LaBranche & Co., Inc., 9.50%, 5/15/09	375,000	396
LaBranche & Co., Inc., 11.00%, 5/15/12	561,000	623
UnumProvident Finance Co. PLC, 6.85%, 11/15/15 144A	825,000	859

Total		6,084

Foods (3.0%)
Dole Foods Co., 8.625%, 5/1/09	390,000	400
B&G Foods, Inc., 8.00%, 10/1/11	939,000	958
Gold Kist, Inc., 10.25%, 3/15/14	604,000	673
Land O Lakes, Inc., 9.00%, 12/15/10	643,000	698
The Restaurant Co., 10.00%, 10/1/13 144A	783,000	724
RJ Reynolds Tobacco Holdings, Inc., 6.50%, 7/15/10 144A	2,345,000	2,334
Smithfield Foods, Inc., 7.00%, 8/1/11	755,000	770
Smithfield Foods, Inc., 7.75%, 5/15/13	755,000	798

Total		7,355

Gaming/Leisure/Lodging (10.1%)
American Casino & Entertainment, 7.85%, 2/1/12	780,000	800
Boyd Gaming Corp., 7.75%, 12/15/12	1,355,000	1,419
Corrections Corp. of America, 6.25%, 3/15/13	1,633,000	1,617
(c)Eldorado Casino Shreveport/Shreveport Capital Corp., 10.00%, 8/1/12	423,049	322
Hertz Corp., 8.875%, 1/1/14 144A	1,720,000	1,751
Host Marriot LP, 7.125%, 11/1/13	2,640,000	2,745
Intrawest Corp., 7.50%, 10/15/13	615,000	623
La Quinta Properties, 7.00%, 8/15/12	390,000	422
LCE Acquisition Corp., 9.00%, 8/1/14	894,000	903
MGM Mirage, Inc., 6.375%, 12/15/11	1,135,000	1,128
MGM Mirage, Inc., 6.625%, 7/15/15	816,000	814
MGM Mirage, Inc., 6.75%, 9/1/12	755,000	765
MGM Mirage, Inc., 8.375%, 2/1/11	1,130,000	1,209
MGM Mirage, Inc., 8.50%, 9/15/10	940,000	1,019
Mohegan Tribal Gaming, 6.125%, 2/15/13	415,000	408

High Yield Bond Portfolio

High Yield Bond Portfolio

Bonds (95.5%)	Shares/ $ Par	Value $ (000’s)

Gaming/Leisure/Lodging continued
Penn National Gaming, Inc., 6.75%, 3/1/15	641,000	630
Starwood Hotels & Resorts, 7.875%, 5/1/12	1,175,000	1,295
Station Casinos, Inc., 6.00%, 4/1/12	390,000	389
Station Casinos, Inc., 6.875%, 3/1/16	1,180,000	1,207
Trump Entertainment Resorts, Inc., 8.50%, 6/1/15	780,000	761
Universal City Development Corp., 11.75%, 4/1/10	907,000	1,017
Universal City Florida, 8.375%, 5/1/10	400,000	391
Wheeling Island Gaming, 10.125%, 12/15/09	1,125,000	1,180
Wynn Las Vegas LLC, 6.625%, 12/1/14	2,050,000	1,993

Total		24,808

Health Care/Pharmaceuticals (8.0%)
Alliance Imaging, 7.25%, 12/15/12	625,000	520
Fisher Scientific International, Inc., 6.125%, 7/1/15 144A	1,026,000	1,026
Fresenius Medical Capital Trust II, 7.875%, 2/1/08	410,000	423
Fresenius Medical Capital Trust IV, 7.875%, 6/15/11	410,000	437
HCA, Inc., 6.95%, 5/1/12	2,702,000	2,804
Iasis Healthcare Corp., 8.75%, 6/15/14	1,547,000	1,624
Omega Healthcare Investors, Inc., 7.00%, 4/1/14	750,000	753
Omega Healthcare Investors, Inc., 7.00%, 1/15/16 144A	1,235,000	1,224
Omnicare, Inc., 6.75%, 12/15/13	825,000	834
Senior Housing Properties Trust, 8.625%, 1/15/12	610,000	668
Service Corp. International, 6.75%, 4/1/16	825,000	804
Tenet Healthcare Corp., 6.375%, 12/1/11	1,170,000	1,068
Tenet Healthcare Corp., 9.875%, 7/1/14	1,589,000	1,609
Triad Hospitals, Inc., 7.00%, 5/15/12	1,175,000	1,200
US Oncology, Inc., 9.00%, 8/15/12	940,000	1,006
Vanguard Health Holding II, 9.00%, 10/1/14	1,175,000	1,248
Ventas Realty LP, 6.50%, 6/1/16 144A	820,000	824
Ventas Realty LP, 6.75%, 6/1/10	605,000	620
Ventas Realty LP, 9.00%, 5/1/12	750,000	855

Total		19,547

Media (8.5%)
Charter Communications Holdings LLC, 11.00%, 10/1/15 144A	1,235,000	1,037
Charter Communications Operating LLC, 8.375%, 4/30/14 144A	1,170,000	1,164
Clarke American Corp., 11.75%, 12/15/13 144A	821,000	821
CSC Holdings, Inc., 7.00%, 4/15/12 144A	935,000	884

Bonds (95.5%)	Shares/ $ Par	Value $ (000’s)

Media continued
CSC Holdings, Inc., 7.25%, 7/15/08	620,000	618
CSC Holdings, Inc., 7.625%, 4/1/11	1,705,000	1,696
CSC Holdings, Inc., 8.125%, 7/15/09	780,000	788
CSC Holdings, Inc., 8.125%, 8/15/09	408,000	412
The DIRECTV Group, Inc., 6.375%, 6/15/15	1,495,000	1,461
Echostar DBS Corp., 6.375%, 10/1/11	2,250,000	2,166
Intelsat Bermuda, Ltd., 8.25%, 1/15/13 144A	934,000	943
Lamar Media Corp., 6.625%, 8/15/15	1,305,000	1,310
LIN Television Corp., 6.50%, 5/15/13	1,170,000	1,122
Mediacom Broadband LLC/Corp., 8.50%, 10/15/15 144A	785,000	727
Mediacom LLC/Mediacom Capital Corp., 7.875%, 2/15/11	390,000	364
Primedia, Inc., 8.00%, 5/15/13	780,000	660
Rogers Cable, Inc., 6.25%, 6/15/13	1,191,000	1,175
Rogers Cable, Inc., 7.875%, 5/1/12	755,000	811
Sinclair Broadcast Group, 8.00%, 3/15/12	1,205,000	1,241
Time Warner Entertainment Co., 8.375%, 7/15/33	825,000	975
Videotron Ltee, 6.375%, 12/15/15 144A	340,000	338

Total		20,713

Real Estate (1.2%)
American Real Estate Partners LP, 7.125%, 2/15/13 144A	390,000	390
The Rouse Co., 7.20%, 9/15/12	1,175,000	1,233
Trustreet Properties, Inc., 7.50%, 4/1/15	1,225,000	1,225

Total		2,848

Services (1.8%)
Allied Waste North America, 6.375%, 4/15/11	2,345,000	2,286
Allied Waste North America, 7.25%, 3/15/15	1,411,000	1,425
Knowledge Learning Center, 7.75%, 2/1/15 144A	745,000	708

Total		4,419

Structured Product (1.9%)
Dow Jones Credit Derivative High Yield, 6.75%, 6/29/10 144A	4,786,046	4,711

Total		4,711

Technology (3.7%)
Flextronics International, Ltd., 6.25%, 11/15/14	408,000	402
Flextronics International, Ltd., 6.50%, 5/15/13	1,130,000	1,148
Stats Chippac, Inc., 6.75%, 11/15/11	662,000	639
SunGard Data Systems, Inc., 3.75%, 1/15/09	405,000	369
SunGard Data Systems, Inc., 4.875%, 1/15/14	925,000	805

High Yield Bond Portfolio

High Yield Bond Portfolio

Bonds (95.5%)	Shares/ $ Par	Value $ (000’s)

Technology continued
SunGard Data Systems, Inc., 9.125%, 8/15/13 144A	485,000	502
Unisys Corp., 6.875%, 3/15/10	1,465,000	1,355
Unisys Corp., 8.00%, 10/15/12	975,000	902
Xerox Corp., 7.20%, 4/1/16	751,000	789
Xerox Corp., 7.625%, 6/15/13	2,045,000	2,157

Total		9,068

Telecommunications (4.8%)
American Tower Corp., 7.125%, 10/15/12	390,000	402
Citizens Communications, 9.00%, 8/15/31	939,000	951
Citizens Communications, 9.25%, 5/15/11	1,425,000	1,570
GCI, Inc., 7.25%, 2/15/14	745,000	738
MCI, Inc., 8.735%, 5/1/14	1,410,000	1,559
Qwest Communications International, Inc., 7.50%, 11/1/08	375,000	377
Qwest Corp., 7.875%, 9/1/11	3,467,000	3,735
Rogers Wireless, Inc., 6.375%, 3/1/14	620,000	622
Rogers Wireless, Inc., 7.25%, 12/15/12	501,000	527
Rogers Wireless, Inc., 8.00%, 12/15/12	1,220,000	1,292

Total		11,773

Transportation — Rail & Other (2.3%)
Grupo Transportacion Ferroviaria Mexicana, SA de CV (TFM), 9.375%, 5/1/12 144A	468,000	512
Grupo Transportacion Ferroviaria Mexicana, SA de CV (TFM), 12.50%, 6/15/12	750,000	855
OMI Corp., 7.625%, 12/1/13	1,173,000	1,189
Progress Rail, 7.75%, 4/1/12 144A	560,000	573
Ship Finance International, Ltd., 8.50%, 12/15/13	1,130,000	1,057
Stena AB, 7.50%, 11/1/13	1,515,000	1,455

Total		5,641

Utilities (6.1%)
The AES Corp., 8.75%, 5/15/13 144A	1,750,000	1,905
The AES Corp., 9.375%, 9/15/10	610,000	666
Aquila, Inc., 9.95%, 2/1/11	1,560,000	1,720
CMS Energy Corp., 7.75%, 8/1/10	1,170,000	1,227
Edison Mission Energy, 7.73%, 6/15/09	1,045,000	1,079
Midwest Generation LLC, 8.75%, 5/1/34	935,000	1,030
NRG Energy, Inc., 8.00%, 12/15/13	582,000	649
Reliant Energy, Inc., 6.75%, 12/15/14	1,223,000	1,067
Sierra Pacific Resources, 8.625%, 3/15/14	1,125,000	1,217
Teco Energy, Inc., 6.75%, 5/1/15	565,000	585

Bonds (95.5%)	Shares/ $ Par	Value $ (000’s)

Utilities continued
Tenaska Alabama II Partners LP, 7.00%, 6/30/21 144A	1,028,050	1,034
TXU Corp., 5.55%, 11/15/14	2,775,000	2,636

Total		14,815

Total Bonds (Cost: $236,906)		233,562

Preferred Stocks (0.0%)

Media (0.0%)
PTV, Inc.	23	0

Total Preferred Stocks (Cost: $0)		0

Common Stocks and Warrants (0.1%)

Gaming/Leisure/Lodging (0.0%)
Shreveport Gaming Holdings, Inc.	4,168	55

Total		55

Telecommunications (0.1%)
American Tower Corp. — Warrants	2,900	111
*IWO Holdings, Inc. 144A	1,150	0

Total		111

Transportation — Rail & Other (0.0%)
*RailAmerica Transportation Corp.	1,400	70

Total		70

Total Common Stocks and Warrants (Cost: $343)		236

Money Market Investments (3.5%)

Personal Credit Institutions (0.2%)
General Electric Capital, 3.95%, 1/3/06	500,000	500

Total		500

Short Term Business Credit (3.3%)
Sheffield Receivables, 4.32%, 1/17/06	8,000,000	7,985

Total		7,985

Total Money Market Investments (Cost: $8,485)		8,485

Total Investments (99.1%) (Cost $245,734)(a)		242,283

Other Assets, Less Liabilities (0.9%)		2,271

Total Net Assets (100.0%)		244,554

High Yield Bond Portfolio

High Yield Bond Portfolio

*	Non-Income Producing

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005 the value of these securities (in thousands) was $46,202, representing 18.89% of the net assets.

(a)	At December 31, 2005 the aggregate cost of securities for federal tax purposes (in thousands) was $245,646 and the net unrealized depreciation of investments based on that cost was $3,363 which is comprised of $2,794 aggregate gross unrealized appreciation and $6,157 aggregate gross unrealized depreciation.

(c)	PIK — Payment In Kind

(d)	Defaulted Security

(e)	Step bond security that presently receives no coupon payments. At the predetermined date the stated coupon rate becomes effective.

(f)	Euro Foreign Bond

The Accompanying Notes are an Integral Part of the Financial Statements.

High Yield Bond Portfolio

Select Bond Portfolio

Objective:	Portfolio Strategy:	Net Assets:
A stable and relatively high level of long-term total return and preservation of capital	Invest in high grade corporate bonds, U.S. government bonds and bonds of government agencies.	$787 million

The primary investment objective of the Select Bond Portfolio is to realize as high a level of total return as is consistent with prudent investment risk. A secondary objective is to seek preservation of shareholders’ capital. The Select Bond Portfolio’s assets are invested primarily in debt securities that are rated investment grade by at least one major rating agency.

The Select Bond Portfolio had a total return of 2.22% for the year ended December 31, 2005, slightly underperforming the Citigroup US Broad Investment Grade Bond Index (a broadly-based bond index), which returned 2.57% for the year. (This Index is unmanaged, cannot be invested in directly and does not include administrative expenses or sales charges.) The average return for the Portfolio’s peer group, Corporate Debt Funds A Rated, was 2.32% for the same period, according to Lipper Analytical Services, Inc. (“Lipper”), an independent mutual fund ranking agency. The Portfolio’s slight underperformance compared to the Index can be attributed largely to the effects of fees.

In what was a fairly uneventful year in the bond market, bonds posted positive, though small, gains in 2005. Overall, the year was marked by low volatility. The yield on the 10-year Treasury bond rose less than 0.2% over the twelve-month period, and ended the year at 4.39%, up from 4.21% on January 1. Short-term interest rates, however, continued to climb as the Federal Reserve Board raised the federal funds rate a total of 200 basis points, or 2%, in 2005. The yield curve continued to flatten as long-term rates failed to rise in concert with short term rates. Overall for the year, the Treasury yield curve flattened and corporate credit spreads remained tight. Investment grade bonds outperformed high yield bonds in 2005 after two years of outperformance by high yield bonds. Mortgage-backed bonds and corporates both underperformed Treasurys for the year.

While the year overall was marked by low volatility in the bond market, returns fluctuated modestly from quarter to quarter. Bonds lost ground during the first quarter of 2005 as interest rates rose and the yield curve flattened dramatically, but turned around and posted nice returns for the second quarter as yields fell across most of the curve. The market lost ground once again in the third quarter as investors who had expected interest rates to hold steady or decline were disappointed as rates continue to rise. The fourth quarter was uneventful and bonds inched up slightly.

With volatility at all-time lows, attention focused this year on predicting the Fed’s actions. Consensus opinion on further interest rate hikes cycled between belief that the Fed had finished tightening and expectations that it would continue raising rates. With spreads tight throughout the last half of the year, we took advantage of those cycles by actively managing the duration of the portfolio, shortening as we approached the low end of the trading range and returning to a neutral position at the upper end of the trading range.

Several changes were made in the Portfolio in 2005. At the beginning of the year, the Portfolio had a relatively high weighting in corporate and government bonds. Throughout the year, we significantly increased our weighting in mortgage-backed and asset-backed securities, and lowered credit quality in corporates in order to increase yield and bring the Portfolio more into line with its benchmark. At year end, 43% of the Select Bond Portfolio’s assets were in Mortgage-Backed and Asset-Backed securities, 21% in Government and Government Agency securities, 32% in Corporate Bonds, and 4% in Short-term Investments and Other Assets.

Heading into 2006, we continue to view the fundamentals in the economy as sound and we believe the Federal Reserve Board will continue to raise rates early in the year. We also expect spreads to remain tight in the first half of 2006. As the current market offers little opportunity to make significant gains versus the benchmark, we will position the Portfolio in line with the benchmark. As always, we will continue to look for opportunities to effectuate the Portfolio’s primary investment strategy — to actively manage the Portfolio to take advantage of changes in interest rates and sector, quality, and maturity spread differentials of fixed income securities as we seek as high a level of total return as is consistent with prudent investment risk.

Select Bond Portfolio

Select Bond Portfolio

This chart assumes an initial investment of $10,000 made on 12/31/95. Returns shown include deductions for management and other portfolio expenses, and reinvestment of all dividends. Returns exclude deductions for separate account sales loads and account fees. Total returns, which reflect deduction of charges for the separate account are shown beginning on page iv of the Performance Summary of the Separate Account report.

Return of principal is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Fund. When interest rates rise, bond prices fall. With a fixed income fund, when interest rates rise, the value of the fund’s existing bonds drops, which could negatively affect overall fund performance. In contrast to owing individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds.

Since the Portfolio invests broadly in U.S. Government, mortgage and corporate bonds, a useful basis for comparing returns is the Citigroup U.S. Broad Investment Grade Bond Index. The Citigroup U.S. Broad Investment Grade Bond Index is designed to track the performance of bonds issued in the U.S. investment-grade bond market. The index is market-capitalization-weighted and includes fixed-rate Treasury, government sponsored, mortgages, asset-backed, and investment grade (BBB-/Baa3) issues with a maturity of one year or longer and a minimum amount outstanding of US $1 billion for Treasuries and government-sponsored issues, US $5 billion for mortgages, US $1 billion per origination year generics for entry and US $2.5 billion per coupon and US $1 billion per origination year generics for exit. For credit, asset-backed issues, the entry and exits amounts are $250 million.

The fund changed its benchmark index from the Merrill Lynch U.S. Domestic Master Index to the Citigroup U.S. Broad Investment Grade Bond Index in 2004 because the Citigroup index provides greater transparency as to the composition and characteristics of the Index than does the Merrill Lynch Index. The greater transparency allows the fund to enhance its analysis of performance relative to the benchmark.

The Lipper Variable Insurance Products (VIP) Corporate Debt Funds A Rated Average is calculated by Lipper Analytical Services, Inc. and reflects the average investment return of portfolios underlying variable life and annuity products. The category consists of Funds that invest primarily in corporate debt issues rated “A” or better or government issues. Source: Lipper, Inc.

Sector Allocation is based on Net Assets.

Sector Allocation and Top 10 Holdings are subject to change.

The Corporate Bonds sector includes bonds of companies and governments headquartered outside the United States. The Government and Structured Product categories include domestic taxable bonds. Consistent with the Fund’s stated parameters, no more than 10% of the portfolio is invested in foreign securities, and no more than 10% is invested in high-yield securities.

Select Bond Portfolio

Select Bond Portfolio

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 to December 31, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During Period July 1, 2005 to December 31, 2005*
Actual	$1,000.00	$1,001.70	$1.50
Hypothetical (5% return before expenses)	$1,000.00	$1,023.40	$1.52

*	Expenses are equal to the Fund’s annualized expense ratio of 0.30%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Select Bond Portfolio

Select Bond Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2005

Revenue Bonds (0.4%)	Shares/ $ Par	Value $ (000’s)

Municipal Bonds — Revenue (0.4%)
Nashville & Davidson County, Tennessee Health and Educational Facilities Board of The Metropolitan Government, 0.00%, 6/1/21, RB	6,500,000	3,209

Total Revenue Bonds (Cost: $2,961)		3,209

Corporate Bonds (32.1%)

Aerospace/Defense (2.1%)
Boeing Capital Corp., 4.75%, 8/25/08	3,067,000	3,059
General Dynamics Corp., 3.00%, 5/15/08	3,660,000	3,507
General Dynamics Corp., 4.25%, 5/15/13	600,000	574
L-3 Communications Corp., 5.875%, 1/15/15	1,600,000	1,552
L-3 Communications Corp., 6.375%, 10/15/15 144A	920,000	918
Lockheed Martin Corp., 7.65%, 5/1/16	875,000	1,042
Lockheed Martin Corp., 8.50%, 12/1/29	1,515,000	2,065
Raytheon Co., 5.50%, 11/15/12	3,680,000	3,764

Total		16,481

Auto Manufacturing (0.6%)
General Motors Acceptance Corp., 5.625%, 5/15/09	2,450,000	2,180
General Motors Acceptance Corp., 6.75%, 12/1/14	2,645,000	2,379

Total		4,559

Banking (5.2%)
Bank of America Corp., 7.40%, 1/15/11	4,233,000	4,663
Bank of New York, 4.95%, 1/14/11	1,050,000	1,048
Bank One Corp., 5.25%, 1/30/13	4,000,000	4,006
BB&T Corp., 4.90%, 6/30/17	1,850,000	1,795
Citigroup, Inc., 4.625%, 8/3/10	3,450,000	3,402
Compass Bank, 5.50%, 4/1/20	1,750,000	1,752
National Australia Bank, Ltd., 4.80%, 4/6/10 144A	2,449,000	2,434
PNC Bank NA, 5.25%, 1/15/17	1,160,000	1,155
Rabobank Capital Fund II, 5.26%, 12/31/13 144A	805,000	798
State Street Bank and Trust Co., 5.30%, 1/15/16	1,385,000	1,401
Suntrust Bank, 5.00%, 9/1/15	1,735,000	1,715
U.S. Bancorp, 4.50%, 7/29/10	635,000	624
U.S. Central Credit Union, 2.75%, 5/30/08	2,600,000	2,479
UnionBanCal Corp., 5.25%, 12/16/13	740,000	738
US Bank NA, 4.95%, 10/30/14	1,360,000	1,346
Wachovia Bank NA, 4.80%, 11/1/14	970,000	941

Corporate Bonds (32.1%)	Shares/ $ Par	Value $ (000’s)

Banking continued
Washington Mutual, Inc., 5.00%, 3/22/12	1,535,000	1,517
Wells Fargo Bank NA, 6.45%, 2/1/11	2,100,000	2,238
World Savings Bank FSB, 4.125%, 12/15/09	5,500,000	5,355
Zions Bancorporation, 5.50%, 11/16/15	1,520,000	1,531

Total		40,938

Beverage/Bottling (1.4%)
Anheuser-Busch Companies, Inc., 7.50%, 3/15/12	378,000	430
Anheuser-Busch Companies, Inc., 9.00%, 12/1/09	4,380,000	5,023
Coca-Cola Enterprises, Inc., 5.375%, 8/15/06	1,500,000	1,505
Diageo Capital PLC, 4.375%, 5/3/10	2,780,000	2,712
PepsiAmericas, Inc., 4.875%, 1/15/15	1,710,000	1,686

Total		11,356

Cable/Media/Broadcasting/Satellite (1.5%)
Comcast Corp., 5.30%, 1/15/14	4,060,000	3,984
News America, Inc., 6.40%, 12/15/35 144A	1,045,000	1,053
Rogers Cable, Inc., 6.25%, 6/15/13	620,000	611
Time Warner Entertainment Co., LP, 7.25%, 9/1/08	3,110,000	3,256
Time Warner Entertainment Co., LP, 8.375%, 7/15/33	830,000	980
Time Warner Entertainment Co., LP, 8.875%, 10/1/12	1,500,000	1,747

Total		11,631

Conglomerate/Diversified Manufacturing (0.2%)
Textron Financial Corp., 2.75%, 6/1/06	1,300,000	1,290

Total		1,290

Consumer Products (0.6%)
The Clorox Co., 4.20%, 1/15/10	1,750,000	1,696
The Gillette Co., 2.50%, 6/1/08	3,300,000	3,128

Total		4,824

Electric Utilities (5.2%)
AEP Texas Central Co., 6.65%, 2/15/33	575,000	629
Arizona Public Service Co., 5.50%, 9/1/35	450,000	426
CenterPoint Energy Transition Bond Co. LLC, 5.17%, 8/1/19	1,730,000	1,748
Consumer Energy Co., 4.80%, 2/17/09	3,675,000	3,627
DTE Energy Co., 6.375%, 4/15/33	325,000	333
DTE Energy Co., 7.05%, 6/1/11	4,470,000	4,817
Duquesne Light Holdings, Inc., 5.50%, 8/15/15	1,150,000	1,129
Entergy Mississippi, Inc., 6.25%, 4/1/34	660,000	657

Select Bond Portfolio

Select Bond Portfolio

Corporate Bonds (32.1%)	Shares/ $ Par	Value $ (000’s)

Electric Utilities continued
FPL Group Capital, Inc., 5.551%, 2/16/08	2,815,000	2,839
Indiana Michigan Power, 5.05%, 11/15/14	1,560,000	1,517
Kiowa Power Partners LLC, 4.811%, 12/30/13 144A	826,921	800
Kiowa Power Partners LLC, 5.737%, 3/30/21 144A	2,525,000	2,532
Nevada Power Co., 5.875%, 1/15/15	1,200,000	1,191
Oncor Electric Delivery, 6.375%, 1/15/15	2,535,000	2,690
PacifiCorp, 5.45%, 9/15/13	3,000,000	3,067
PPL Electric Utilities Corp., 4.30%, 6/1/13	4,900,000	4,662
PPL Electric Utilities Corp., 5.875%, 8/15/07	485,000	492
PPL Electric Utilities Corp., 6.25%, 8/15/09	145,000	151
Progress Energy, Inc., 4.50%, 6/1/10	2,115,000	2,071
Progress Energy, Inc., 6.85%, 4/15/12	965,000	1,036
Public Service Electric & Gas Co., 5.00%, 1/1/13	1,000,000	989
Puget Energy, Inc., 3.363%, 6/1/08	1,380,000	1,328
Virginia Electric & Power Co., 5.25%, 12/15/15	2,805,000	2,789

Total		41,520

Food Processors (1.2%)
Bunge Ltd. Finance Corp., 5.10%, 7/15/15	1,690,000	1,635
Kellogg Co., 6.60%, 4/1/11	3,610,000	3,864
Kraft Foods, Inc., 6.25%, 6/1/12	3,595,000	3,793

Total		9,292

Gaming/Leisure/Lodging (0.3%)
Seminole Tribe of Florida, 5.798%, 10/1/13 144A	2,665,000	2,651

Total		2,651

Gas Pipelines (0.9%)
Consolidated Natural Gas Co., 5.00%, 12/1/14	2,345,000	2,275
Enterprise Products Operating LP, 4.95%, 6/1/10	2,825,000	2,770
Kinder Morgan Energy Partners LP, 5.00%, 12/15/13	2,055,000	2,003

Total		7,048

Independent Finance (1.7%)
American General Finance Corp., 4.50%, 12/1/15	1,730,000	1,725
HSBC Finance Corp., 4.125%, 11/16/09	2,330,000	2,250
International Lease Finance Corp., 4.75%, 1/13/12	3,760,000	3,666
iStar Financial, Inc., 5.15%, 3/1/12	6,095,000	5,902

Total		13,543

Corporate Bonds (32.1%)	Shares/ $ Par	Value $ (000’s)

Machinery (0.1%)
John Deere Capital Corp., 4.50%, 8/25/08	825,000	816

Total		816

Oil and Gas (1.7%)
Conoco Funding Co., 6.35%, 10/15/11	4,875,000	5,222
Kerr-McGee Corp., 6.95%, 7/1/24	720,000	764
Occidental Petroleum, 4.00%, 11/30/07	1,500,000	1,471
Occidental Petroleum, 10.125%, 9/15/09	1,000,000	1,177
Pemex Project Funding Master Trust, 5.75%, 12/15/15 144A	2,365,000	2,353
Pioneer Natural Resource Co., 5.875%, 7/15/16	1,685,000	1,669
XTO Energy, Inc., 5.00%, 1/31/15	1,000,000	979

Total		13,635

Other Finance (0.8%)
Kinder Morgan Finance Co., 5.70%, 1/5/16 144A	3,465,000	3,495
SLM Corp., 4.50%, 7/26/10	3,020,000	2,957

Total		6,452

Other Services (0.2%)
Waste Management, Inc., 5.00%, 3/15/14	1,705,000	1,671

Total		1,671

Paper and Forest Products (0.1%)
Georgia-Pacific Corp., 7.70%, 6/15/15	620,000	598

Total		598

Pharmaceuticals (0.5%)
Abbott Laboratories, 3.75%, 3/15/11	2,480,000	2,348
Pfizer, Inc., 5.625%, 2/1/06	1,875,000	1,876

Total		4,224

Property and Casualty Insurance (0.6%)
Berkley (WR) Corp., 9.875%, 5/15/08	2,860,000	3,170
Berkshire Hathaway Finance, 3.40%, 7/2/07	1,500,000	1,468

Total		4,638

Railroads (1.2%)
Burlington Northern Santa Fe, 6.125%, 3/15/09	3,000,000	3,103
Union Pacific Corp., 3.875%, 2/15/09	3,000,000	2,898
Union Pacific Corp., 7.375%, 9/15/09	3,000,000	3,235

Total		9,236

Real Estate Investment Trusts (1.3%)
Archstone-Smith Operating Trust, 5.25%, 12/1/10	575,000	575
Camden Property Trust, 5.00%, 6/15/15	2,125,000	2,040
Developers Diversified Realty Corp., 5.375%, 10/15/12	1,000,000	985
ERP Operating LP, 5.25%, 9/15/14	1,325,000	1,319
First Industrial LP, 5.25%, 6/15/09	1,275,000	1,270

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Select Bond Portfolio

Corporate Bonds (32.1%)	Shares/ $ Par	Value $ (000’s)

Real Estate Investment Trusts continued
HRPT Properties Trust, 5.75%, 11/1/15	800,000	797
Simon Property Group LP, 5.375%, 6/1/11 144A	2,960,000	2,968

Total		9,954

Retail Food and Drug (0.1%)
The Kroger Co., 6.75%, 4/15/12	1,045,000	1,099

Total		1,099

Retail Stores (1.4%)
Federated Department Stores, 6.30%, 4/1/09	3,790,000	3,908
J.C. Penney Co., Inc., 6.875%, 10/15/15	2,210,000	2,393
Target Corp., 5.40%, 10/1/08	4,555,000	4,629

Total		10,930

Security Brokers and Dealers (0.7%)
Goldman Sachs Group, Inc., 5.15%, 1/15/14	2,420,000	2,404
Merrill Lynch & Co., Inc., 5.00%, 1/15/15	990,000	975
Morgan Stanley, 5.375%, 10/15/15	2,120,000	2,122

Total		5,501

Telecommunications (2.3%)
ALLTELL Corp., 4.656%, 5/17/07	1,190,000	1,185
(e)AT&T Corp., 9.75%, 11/15/31	835,000	1,049
BellSouth Corp., 5.20%, 9/15/14	1,250,000	1,243
BellSouth Corp., 6.55%, 6/15/34	1,565,000	1,667
Cingular Wireless LLC, 6.50%, 12/15/11	1,500,000	1,605
Cingular Wireless LLC, 7.125%, 12/15/31	1,535,000	1,757
Sprint Capital Corp., 8.375%, 3/15/12	3,425,000	3,970
Telecom Italia Capital, 4.00%, 1/15/10	3,105,000	2,957
Verizon Global Funding Corp., 4.375%, 6/1/13	1,000,000	947
Verizon Global Funding Corp., 5.85%, 9/15/35	1,440,000	1,388

Total		17,768

Tobacco (0.2%)
Altria Group, Inc., 7.75%, 1/15/27	1,010,000	1,199

Total		1,199

Total Corporate Bonds (Cost: $256,522)		252,854

Governments (20.9%)

Governments (20.9%)
Aid-Israel, 5.50%, 4/26/24	1,910,000	2,060
(e)BECCS, 14.00%, 11/15/11	5,600,000	5,381
Federal Home Loan Bank, 5.54%, 1/8/09	3,700,000	3,790
Federal Home Loan Bank, 6.00%, 5/13/13	2,445,000	2,373
Federal Home Loan Bank, 6.00%, 7/17/18	2,365,000	2,202

Governments (20.9%)	Shares/ $ Par	Value $ (000’s)

Governments continued
Housing & Urban Development, 6.08%, 8/1/13	4,000,000	4,229
Housing & Urban Development, 6.17%, 8/1/14	3,000,000	3,213
Overseas Private Investment, 4.10%, 11/15/14	2,588,880	2,501
(e)Tennessee Valley Authority Stripped, 8.25%, 4/15/42	3,600,000	2,795
US Treasury, 3.875%, 9/15/10	7,000,000	6,854
US Treasury, 4.25%, 10/31/07	30,155,000	30,067
US Treasury, 4.25%, 11/30/07	1,850,000	1,845
US Treasury, 4.25%, 10/15/10	5,409,000	5,381
US Treasury, 4.25%, 8/15/15	7,000,000	6,909
US Treasury, 4.375%, 11/15/08	1,320,000	1,320
US Treasury, 4.375%, 12/15/10	7,645,000	7,651
US Treasury, 4.50%, 11/15/10	14,200,000	14,277
US Treasury, 4.50%, 11/15/15	6,584,000	6,638
(g)US Treasury, 5.375%, 2/15/31	49,088,000	55,140

Total Governments (Cost: $164,423)		164,626

Structured Products (42.5%)

Structured Products (42.5%)
Asset Securitization Corp., Series 1997-D5, Class PS1, 1.62%, 2/14/43 IO	9,978,553	478
Banc of America Securities Auto Trust, Series 2005-WF1, Class A2, 3.89%, 6/18/08	10,043,000	9,996
Chase Manhattan Auto Owner Trust, Series 2005-A, Class A2, 3.72%, 12/15/07	10,423,000	10,372
Commercial Mortgage Acceptance Corp., Series 1997-ML1, Class B, 6.64%, 12/15/30	2,000,000	2,053
Criimi Mae Commercial Mortgage Trust, Series 1998-C1, Class B, 7.00%, 11/2/11 144A	4,000,000	4,246
DLJ Commercial Mortgage Corp., Series 1998-CF1, Class S, 0.70%, 1/15/18 IO	97,966,967	2,053
DLJ Mortgage Acceptance Corp., Series 1997-CF2, Class S, 0.35%, 10/15/30 IO 144A	61,890,257	729
Enterprise Mortgage Acceptance Co., Series 1998-1, Class IO, 1.37%, 1/15/25 IO 144A	17,247,154	733
Federal Home Loan Mortgage Corp., 4.00%, 10/1/20	1,960,250	1,868
Federal Home Loan Mortgage Corp., 4.50%, 5/1/19	2,523,342	2,459
Federal Home Loan Mortgage Corp., 4.50%, 7/1/20	6,639,505	6,461
Federal Home Loan Mortgage Corp., 4.50%, 5/1/35	13,353,252	12,563

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Select Bond Portfolio

Structured Products (42.5%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal Home Loan Mortgage Corp., 5.00%, 10/1/19	3,677,108	3,642
Federal Home Loan Mortgage Corp., 5.00%, 2/1/20	650,522	644
Federal Home Loan Mortgage Corp., 5.00%, 5/1/20	2,361,207	2,338
Federal Home Loan Mortgage Corp., 5.00%, 10/1/20	3,143,980	3,113
Federal Home Loan Mortgage Corp., 5.00%, 9/1/35	7,779,773	7,531
Federal Home Loan Mortgage Corp., 5.00%, 11/1/35	13,889,387	13,447
Federal Home Loan Mortgage Corp., 5.50%, 9/1/19	1,215,376	1,223
Federal Home Loan Mortgage Corp., 5.50%, 11/1/19	3,335,334	3,356
Federal Home Loan Mortgage Corp., 5.50%, 12/1/19	641,405	645
Federal Home Loan Mortgage Corp., 5.50%, 3/1/20	4,391,432	4,419
Federal Home Loan Mortgage Corp., 5.50%, 6/1/35	2,771,559	2,747
Federal Home Loan Mortgage Corp., 5.50%, 10/1/35	11,339,121	11,237
Federal Home Loan Mortgage Corp., 5.50%, 11/1/35	1,861,908	1,845
Federal Home Loan Mortgage Corp., 6.50%, 5/1/34	1,688,026	1,730
Federal National Mortgage Association, 4.00%, 6/1/19	1,368,417	1,308
Federal National Mortgage Association, 4.50%, 6/1/19	7,831,205	7,632
Federal National Mortgage Association, 4.50%, 8/1/19	1,419,757	1,384
Federal National Mortgage Association, 4.50%, 12/1/19	852,851	831
Federal National Mortgage Association, 4.50%, 8/1/20	2,434,034	2,369
Federal National Mortgage Association, 4.50%, 10/1/20	6,717,508	6,537
Federal National Mortgage Association, 4.50%, 8/1/35	1,573,717	1,482
Federal National Mortgage Association, 5.00%, 3/1/20	2,734,131	2,706
Federal National Mortgage Association, 5.00%, 4/1/20	1,075,594	1,064
Federal National Mortgage Association, 5.00%, 5/1/20	2,018,431	1,997
Federal National Mortgage Association, 5.00%, 7/1/20	2,667,543	2,639
Federal National Mortgage Association, 5.00%, 4/1/35	2,880,679	2,791
Federal National Mortgage Association, 5.00%, 7/1/35	17,069,191	16,539
Federal National Mortgage Association, 5.00%, 8/1/35	11,338,784	10,987
Federal National Mortgage Association, 5.00%, 9/1/35	9,131,429	8,848

Structured Products (42.5%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Federal National Mortgage Association, 5.00%, 10/1/35	2,981,829	2,889
Federal National Mortgage Association, 5.50%, 9/1/34	8,980,772	8,901
Federal National Mortgage Association, 5.50%, 3/1/35	6,162,813	6,104
Federal National Mortgage Association, 5.50%, 7/1/35	1,373,821	1,361
Federal National Mortgage Association, 5.50%, 8/1/35	3,508,950	3,475
Federal National Mortgage Association, 5.50%, 9/1/35	20,289,939	20,096
Federal National Mortgage Association, 5.50%, 10/1/35	5,816,895	5,761
Federal National Mortgage Association, 5.50%, 11/1/35	15,851,772	15,700
Federal National Mortgage Association, 6.00%, 5/1/35	4,243,678	4,284
Federal National Mortgage Association, 6.00%, 6/1/35	8,353,158	8,432
Federal National Mortgage Association, 6.00%, 7/1/35	10,845,825	10,949
Federal National Mortgage Association, 6.00%, 8/1/35	692,744	699
Federal National Mortgage Association, 6.00%, 10/1/35	3,012,565	3,041
Federal National Mortgage Association, 6.00%, 11/1/35	6,275,713	6,335
Federal National Mortgage Association, 6.75%, 4/25/18	1,560,925	1,608
Federal National Mortgage Association, 6.75%, 12/25/23	178	0
Government National Mortgage Association, 5.50%, 10/15/31	72,589	73
Government National Mortgage Association, 5.50%, 11/15/31	18,836	19
Government National Mortgage Association, 5.50%, 12/15/31	279,725	282
Government National Mortgage Association, 5.50%, 1/15/32	576,374	582
Government National Mortgage Association, 5.50%, 2/15/32	226,912	229
Government National Mortgage Association, 5.50%, 3/15/32	308,110	311
Government National Mortgage Association, 5.50%, 4/15/32	18,152	18
Government National Mortgage Association, 5.50%, 7/15/32	34,221	34
Government National Mortgage Association, 5.50%, 9/15/32	5,593,533	5,638
GS Auto Loan Trust, Series 2005-1, Class A3, 4.45%, 5/17/10	8,712,000	8,648
Honda Auto Receivables Owner Trust, Series 2005-3, Class A2, 3.73%, 10/18/07	10,062,000	10,008
Hyundai Auto Receivables Trust, Series 2005-A, Class A2, 3.88%, 6/16/08	7,027,000	6,991

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Select Bond Portfolio

Structured Products (42.5%)	Shares/ $ Par	Value $ (000’s)

Structured Products continued
Merrill Auto Trust Securitization, Series 2005-1, Class A2A, 3.90%, 4/25/08	5,006,000	4,984
Mid-State Trust, Series 6, Class A3, 7.54%, 7/1/35	509,092	531
Midland Realty Acceptance Corp., Series 1996-C2, Class AEC, 1.35%, 1/25/29 IO 144A	3,585,380	39
(d)RMF Commercial Mortgage Pass-Through, Series 1997-1, Class F, 7.47%, 1/15/19 144A	1,800,000	180
Rural Housing Trust 1987-1, Series 1, Class D, 6.33%, 4/1/26	151,049	151
WFS Financial Owner Trust, Series 2005-3, Class A3A, 4.25%, 6/17/10	9,466,000	9,372
World Omni Auto Receivables Trust, Series 2005-B, Class A3, 4.40%, 5/20/09	4,650,000	4,622

Total Structured Products (Cost: $338,466)		333,389

Money Market Investments (9.9%)

Autos (1.3%)
(b)Fcar Owner Trust 1, 4.32%, 1/20/06	5,000,000	4,989
(b)New Center Asset Trust, 4.27%, 1/19/06	5,000,000	4,989

Total		9,978

Federal Government & Agencies (0.1%)
(b)Federal National Mortgage Association, 4.32%, 3/22/06	1,000,000	992

Total		992

Finance Lessors (1.9%)
Ranger Funding Co. LLC, 4.32%, 1/24/06	5,000,000	4,986
Thunder Bay Funding, Inc., 4.30%, 1/5/06	5,000,000	4,998
Windmill Funding Corp., 4.31%, 1/24/06	5,000,000	4,986

Total		14,970

Finance Services (0.6%)
(b)Bryant Park Funding LLC, 4.34%, 1/31/06	5,000,000	4,982

Total		4,982

National Commercial Banks (1.3%)
(b)Citigroup Funding, Inc., 4.29%, 1/4/06	5,000,000	4,998
UBS Finance LLC, 4.29%, 1/5/06	5,000,000	4,998

Total		9,996

Money Market Investments (9.9%)	Shares/ $ Par	Value $ (000’s)

Office Machines (0.6%)
Pitney Bowes, Inc., 4.22%, 1/6/06	5,000,000	4,997

Total		4,997

Personal Credit Institutions (1.8%)
(b)American Express Credit, 4.28%, 1/5/06	5,000,000	4,998
(b)American General Financial Corp, 4.37%, 2/14/06	5,000,000	4,973
(b)BMW U.S. Capital Corp., 4.18%, 1/3/06	4,100,000	4,099

Total		14,070

Security Brokers and Dealers (1.0%)
(b)Bear Stearns Co., Inc., 4.30%, 1/27/06	5,000,000	4,984
(b)Morgan Stanley Dean Witter, 4.22%, 1/5/06	3,090,000	3,089

Total		8,073

Short Term Business Credit (1.3%)
Old Line Funding Corp., 4.30%, 1/17/06	5,000,000	4,990
Sheffield Receivables, 4.14%, 1/3/06	5,000,000	4,999

Total		9,989

Total Money Market Investments (Cost: $78,046)		78,047

Total Investments (105.8%) (Cost $840,418)(a)		832,125

Other Assets, Less Liabilities (-5.8%)		(45,581)

Total Net Assets (100.0%)		786,544

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005 the value of these securities (in thousands) was $25,930, representing 3.30% of the net assets.

IO — Interest Only Security

RB — Revenue Bond

(a)	At December 31, 2005 the aggregate cost of securities for federal tax purposes (in thousands) was $842,875 and the net unrealized depreciation of investments based on that cost was $10,750 which is comprised of $3,611 aggregate gross unrealized appreciation and $14,361 aggregate gross unrealized depreciation.

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Select Bond Portfolio

(b)	All or a portion of the securities have been committed as collateral for open futures positions or when-issued securities. Information regarding open futures contracts as of period end is summarized below.

Issuer (000’s)	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation) (000’s)
US Long Bond (CBT) Commodity (Short)	219	3/06	$86
(Total Notional Value at December 31, 2005, $24,921)

US Ten Year Treasury Note (Short)	160	3/06	$61
(Total Notional Value at December 31, 2005, $17,444)

(d)	Defaulted Security

(e)	Step bond security that presently receives no coupon payments. At the predetermined date the stated coupon rate becomes effective.

(g)	All or portion of the securities have been loaned. See note 6.

The Accompanying Notes are an Integral Part of the Financial Statements.

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Money Market Portfolio

Objective:	Portfolio Strategy:	Net Assets:
Maximum current income consistent with liquidity and stability of capital	Achieve stability of capital by investing in short-term debt securities.	$340 million

The Money Market Portfolio’s investment objective is to generate maximum current income consistent with liquidity and stability of capital. The Money Market Portfolio, which invests only in high quality commercial paper and other short-term debt securities with maturities generally not exceeding one year, is the least risky of the Portfolios, providing a moderate return in line with prevailing short-term interest rates. The Portfolio will attempt to maximize its return by trading to take advantage of changing money market conditions and trends.

The Money Market Portfolio will also trade to take advantage of what are believed to be disparities in yield relationships between different money market instruments. This procedure may increase or decrease the Portfolio’s yield depending upon management’s ability to correctly time and execute such transactions. The Money Market Portfolio intends to purchase only securities that mature within a year except for securities which are subject to repurchase agreements. Accordingly, the level of purchases will be relatively high. However, as transaction costs on Money Market Portfolio investments are generally not substantial, the high level of purchases should not adversely affect the Portfolio’s net asset value or net income.

For the year ended December 31, 2005, the Portfolio returned 2.98%, outperforming its peer group, Money Market Funds, which had an average return of 2.60% for the same period, according to Lipper Analytical Services, Inc. (“Lipper”), an independent mutual fund ranking agency.

The Money Market Portfolio did well in 2005, providing a return that kept pace with rising short-term interest rates and, in general, cash investments beat bond returns and provided nice returns compared to stocks. Cash investments returned 3.07% in 2005, as measured by the Merrill Lynch 91-Day T-Bill Index, while bonds returned 2.57% and stocks gained 4.91%, as measured by the Citigroup US Broad Investment Grade Bond Index and the S&P 500 Index, respectively.

Since the main determinant of return on the Money Market Portfolio is short-term interest rates, the actions of the Federal Reserve Board are always carefully noted. 2005 was no exception, particularly in light of the Fed’s eight rate hikes during 2005. In an effort to moderate economic growth and control inflation, the Fed raised short-term interest rates consistently throughout the year, by a total of 200 basis points, or 2%. At year end, the fed funds rate stood at 4.25%, up from 2.25% in January 2005.

The fact that the Federal Reserve Board has raised rates in a consistent manner provides a certain comfort level for investors that the Fed is doing what they need to do to control inflation. The stability of long-term interest rates is also a sign that inflation expectations are not rising. Inflation in 2006, however, will be determined by the economic data, including the price of oil and gold, both of which rose considerably in 2005. By year end, rising energy prices had not yet had a significant impact on the rest of the economy.

Currently, we don’t believe that taking on more risk would generate enough additional return to reward investors and the Portfolio will remain conservatively invested. Due to the flatness of the yield curve, and anticipating one or two more interest rate increases early in 2006, we will maintain the Portfolio’s average maturity close to that of our peer group.

AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, THERE IS NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE SO IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

Money Market Portfolio

Money Market Portfolio

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2005 to December 31, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or separate account charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or separate account charges were included, your costs would have been higher.

	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During Period July 1, 2005 to December 31, 2005*
Actual	$1,000.00	$1,017.40	$1.53
Hypothetical (5% return before expenses)	$1,000.00	$1,023.39	$1.53

*	Expenses are equal to the Fund’s annualized expense ratio of 0.30%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Money Market Portfolio

Money Market Portfolio

Northwestern Mutual Series Fund, Inc.

Schedule of Investments

December 31, 2005

Money Market Investments (99.6%)	Shares/ $ Par	Value $ (000’s)

Autos (9.4%)
Daimler Chrysler Revolving Auto Condiut LLC, 4.24%, 1/5/06	8,000,000	7,997
Daimler Chrysler Revolving Auto Condiut LLC, 4.25%, 1/6/06	8,000,000	7,995
Fcar Owner Trust 1, 4.16%, 1/6/06	8,000,000	7,995
Fcar Owner Trust 1, 4.24%, 1/17/06	8,000,000	7,985

Total		31,972

Finance Lessors (13.6%)
Ranger Funding, Co. , LLC, 4.23%, 1/9/06	8,000,000	7,992
Ranger Funding, Co. , LLC, 4.29%, 1/19/06	7,500,000	7,484
Thunder Bay Funding, Inc., 4.30%, 1/17/06	8,000,000	7,985
Thunder Bay Funding, Inc., 4.32%, 2/6/06	7,500,000	7,468
Windmill Funding Corp., 4.28%, 2/2/06	7,500,000	7,471
Windmill Funding Corp., 4.30%, 1/24/06	8,000,000	7,978

Total		46,378

Finance Services (13.6%)
Bryant Park Funding LLC, 4.32%, 1/23/06	8,000,000	7,979
Bryant Park Funding LLC, 4.32%, 1/30/06	7,500,000	7,474
Ciesco LP, 4.24%, 1/19/06	8,000,000	7,983
Ciesco LP, 4.31%, 2/14/06	7,500,000	7,460
Preferred Receivable Funding, 4.31%, 1/26/06	7,500,000	7,478
Preferred Receivable Funding, 4.34%, 2/3/06	8,000,000	7,968

Total		46,342

Miscellaneous Business Credit Institutions (3.8%)
General Electric, 4.44%, 7/9/07	5,000,000	5,000
General Electric Capital, 4.33%, 2/13/06	8,000,000	7,959

Total		12,959

National Commercial Banks (16.8%)
Bank of America Corp., 4.33%, 2/9/06	8,000,000	7,962
Bank of America Corp., 7.20%, 4/15/06	3,400,000	3,427
Barclays US Funding LLC, 4.31%, 2/8/06	7,500,000	7,466
Barclays US Funding LLC, 4.37%, 2/28/06	8,000,000	7,944
Citigroup Funding, Inc., 4.23%, 1/27/06	8,000,000	7,976
Citigroup Funding, Inc., 4.32%, 2/10/06	7,500,000	7,464
Rabobank USA, 4.00%, 1/3/06	3,150,000	3,149
UBS Finance LLC, 4.28%, 1/3/06	8,000,000	7,998
Wells Fargo Co., 6.875%, 4/1/06	3,400,000	3,425

Total		56,811

Personal Credit Institutions (10.9%)
American Express Credit, 3.95%, 1/6/06	7,500,000	7,496

Money Market Investments (99.6%)	Shares/ $ Par	Value $ (000’s)

Personal Credit Institutions continued
American Express Credit, 4.24%, 1/5/06	8,000,000	7,995
American General Financial Corp., 4.21%, 1/13/06	6,000,000	5,992
American General Financial Corp., 4.25%, 1/23/06	5,000,000	4,987
American General Financial Corp., 4.33%, 2/6/06	4,500,000	4,481
Household Finance Corp., 6.50%, 1/24/06	6,050,000	6,063

Total		37,014

Security Brokers and Dealers (14.9%)
Bear Stearns Co., Inc., 4.21%, 1/23/06	8,000,000	7,978
Bear Stearns Co., Inc., 4.29%, 2/2/06	6,100,000	6,077
Goldman Sachs Group LP, 6.75%, 2/15/06 144A	4,600,000	4,620
Goldman Sachs Group, Inc., 3.55%, 8/1/06	3,400,000	3,401
Merrill Lynch & Co., 4.19%, 1/3/06	6,000,000	5,999
Merrill Lynch & Co., 4.546%, 3/17/06	2,760,000	2,761
Merrill Lynch & Co., 7.00%, 3/15/06	5,100,000	5,133
Morgan Stanley Dean Witter, 4.25%, 1/10/06	8,000,000	7,991
Morgan Stanley Dean Witter, 4.799%, 3/27/06	3,400,000	3,403
Morgan Stanley Dean Witter, 6.10%, 4/15/06	3,400,000	3,417

Total		50,780

Short Term Business Credit (16.6%)
CIT Group Inc., 6.50%, 2/7/06	2,300,000	2,307
HSBC Finance Corp., 4.33%, 2/13/06	8,000,000	7,959
New Center Asset Trust, 4.23%, 1/27/06	8,000,000	7,976
New Center Asset Trust, 4.30%, 2/6/06	7,200,000	7,169
Old Line Funding Corp., 4.30%, 1/20/06	8,000,000	7,982
Old Line Funding Corp., 4.32%, 2/6/06	7,500,000	7,468
Sheffield Receivables, 4.18%, 1/13/06	8,000,000	7,988
Sheffield Receivables, 4.30%, 1/20/06	7,500,000	7,483

Total		56,332

Total Money Market Investments (Cost: $338,588)		338,588

Total Investments (99.6%) (Cost $338,588)(a)		338,588

Other Assets, Less Liabilities (0.4%)		1,270

Total Net Assets (100.0%)		339,858

144A after the name of a security represents a security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2005 the value of these securities (in thousands) was $4,620, representing 1.36% of the net assets.

The Accompanying Notes are an Integral Part of the Financial Statements.

Money Market Portfolio

Statements of Assets and Liabilities

Northwestern Mutual Series Fund, Inc.

December 31, 2005

(in thousands, except per share data)

	Small Cap Growth Stock Portfolio	T. Rowe Price Small Cap Value Portfolio	Aggressive Growth Stock Portfolio	International Growth Portfolio	Franklin Templeton International Equity Portfolio	AllianceBernstein Mid Cap Value Portfolio	Index 400 Stock Portfolio
Assets
Investments, at value (1), (2)	$512,273	$245,463	$1,302,771	$167,005	$1,136,987	$97,035	$487,238
Cash	77	—	80	32	884	33	72
Due From Sale of Fund Shares	264	69	309	193	300	6	210
Due From Sale of Securities	223	1,682	11,207	2,856	—	638	4,535
Due From Sale of Foreign Currency	—	—	—	4,866	110	—	—
Futures Variation Margin	—	—	—	—	—	—	—
Dividends and Interest Receivables	96	314	1,029	92	1,906	109	310

Total Assets	512,933	247,528	1,315,396	175,044	1,140,187	97,821	492,365

Liabilities
Due on Purchase of Securities	9,589	2,245	61,776	1,769	—	135	1,270
Payable for Collateral on Securities on Loan	—	—	—	—	—	—	—
Due on Purchase of Foreign Currency	—	—	—	5,578	—	—	—
Due on Redemption of Fund Shares	82	48	300	7	229	49	276
Due to Investment Advisor	237	179	557	98	635	70	105
Accrued Expenses	17	15	16	42	63	10	21
Futures Variation Margin	—	—	45	—	—	—	67

Total Liabilities	9,925	2,487	62,694	7,494	927	264	1,739

Net Assets	$503,008	$245,041	$1,252,702	$167,550	$1,139,260	$97,557	$490,626

Represented By:
Aggregate Paid in Capital (3), (4)	$361,274	$179,058	$1,038,495	$126,117	$863,312	$83,233	$361,246
Undistributed Net Investment Income (Loss)	—	719	1,541	99	22,709	1	5,508
Undistributed Accumulated Net Realized Gain (Loss) on Investments	66,546	10,234	26,616	3,134	(53,174)	1,971	29,335
Net Unrealized Appreciation (Depreciation) of:
Investment Securities	75,188	55,030	186,050	38,191	306,432	12,352	94,662
Futures Contracts	—	—	—	—	—	—	(125)
Foreign Currency Transactions	—	—	—	9	(19)	—	—

Net Assets for Shares Outstanding (3)	$503,008	$245,041	$1,252,702	$167,550	$1,139,260	$97,557	$490,626

Net Asset Value, Offering and Redemption Price per Share	$2.53	$1.64	$3.30	$1.48	$1.81	$1.45	$1.55

(1) Investments, at cost	$437,085	$190,433	$1,116,721	$128,814	$830,555	$84,683	$392,576
(2) Securities on Loan	—	—	—	—	—	—	—
(3) Shares Outstanding	198,821	149,589	379,800	113,509	628,662	67,287	317,191
(4) Shares authorized, $.01 par value	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

Janus Capital Appreciation Portfolio	Growth Stock Portfolio	Large Cap Core Stock Portfolio	Capital Guardian Domestic Equity Portfolio	T. Rowe Price Equity Income Portfolio	Index 500 Stock Portfolio	Asset Allocation Portfolio	Balanced Portfolio	High Yield Bond Portfolio	Select Bond Portfolio	Money Market Portfolio

$132,496	$700,770	$494,587	$273,626	$132,641	$1,901,517	$244,714	$3,017,255	$242,283	$832,125	$338,588
27	106	70	58	50	54	83	431	42	162	117
236	179	105	202	95	593	201	821	66	213	800
—	1,369	201	—	—	—	364	22,542	—	—	—
—	—	—	—	—	—	411	—	—	—	—
—	—	—	—	—	—	—	—	—	82	—
26	627	588	534	228	2,486	917	12,541	4,031	6,582	645

132,785	703,051	495,551	274,420	133,014	1,904,650	246,690	3,053,590	246,422	839,164	340,150

—	—	1,097	297	—	—	1,527	22,599	1,706	15	—
—	—	—	—	—	—	—	122,039	—	52,238	—

—	—	—	—	—	—	—	—	—	—	—
6	214	234	43	5	540	161	1,718	47	168	206
90	255	183	135	74	328	112	747	95	199	86
10	16	17	11	12	23	51	711	20	—	—
—	40	—	—	—	118	32	35	—	—	—

106	525	1,531	486	91	1,009	1,883	147,849	1,868	52,620	292

$132,679	$702,526	$494,020	$273,934	$132,923	$1,903,641	$244,807	$2,905,741	$244,554	$786,544	$339,858

$106,695	$631,584	$554,061	$238,839	$120,821	$1,332,736	$207,609	$2,138,138	$297,680	$773,532	$339,858

2	5,333	5,437	—	30	31,068	4,768	82,163	16,878	30,976	—

(45)	(56,047)	(163,139)	3,190	332	64,913	6,030	28,849	(66,553)	(9,522)	—

26,027	121,751	97,661	31,905	11,740	475,223	26,495	658,688	(3,451)	(8,293)	—
—	(95)	—	—	—	(299)	(95)	(2,097)	—	(149)	—
—	—	—	—	—	—	—	—	—	—	—

$132,679	$702,526	$494,020	$273,934	$132,923	$1,903,641	$244,807	$2,905,741	$244,554	$786,544	$339,858

$1.63	$2.11	$1.22	$1.13	$1.33	$2.97	$1.16	$1.86	$0.72	$1.20	$1.00

$106,469	$579,019	$396,926	$241,721	$120,901	$1,426,294	$218,219	$2,358,567	$245,734	$840,418	$338,588
—	—	—	—	—	—	—	117,974	—	50,098	—
81,594	332,294	404,377	241,868	99,904	640,627	211,010	1,562,623	341,202	653,979	339,872
2,000,000	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000	2,000,000	3,000,000	2,000,000	1,000,000	2,000,000

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Assets and Liabilities

Statements of Operations

Northwestern Mutual Series Fund, Inc.

For the Year Ended December 31, 2005

(in thousands)

	Small Cap Growth Stock Portfolio	T. Rowe Price Small Cap Value Portfolio	Aggressive Growth Stock Portfolio	International Growth Portfolio	Franklin Templeton International Equity Portfolio	AllianceBernstein Mid Cap Value Portfolio	Index 400 Stock Portfolio
Investment Income
Income
Interest	$739	$267	$1,405	$197	$2,001	$130	$1,228
Dividends (1)	1,404	2,703	6,453	2,249	28,631	1,110	5,582

Total Income	2,143	2,970	7,858	2,446	30,632	1,240	6,810

Expenses
Management Fees	2,544	1,844	6,283	911	6,846	710	1,118
Custodian Fees	17	22	14	222	485	6	32
Audit Fees	17	15	19	20	25	10	17
Other Expenses	3	4	3	30	4	3	5

Total Expenses	2,581	1,885	6,319	1,183	7,360	729	1,172

Less Waived Fees:
Paid Indirectly	(2)	(2)	(2)	—	—	(2)	(3)

Total Net Expenses	2,579	1,883	6,317	1,183	7,360	727	1,169

Net Investment Income (Loss)	(436)	1,087	1,541	1,263	23,272	513	5,641
Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net Realized Gain (Loss) on:
Investment Securities	67,828	9,975	138,615	11,546	15,617	6,465	28,165
Futures Contracts	(124)	—	335	—	—	—	4,814
Foreign Currency Transactions	—	—	—	(133)	(463)	—	—

Net Realized Gain (Loss) on Investments and Foreign Currencies	67,704	9,975	138,950	11,413	15,154	6,465	32,979

Net Unrealized Appreciation (Depreciation) of:
Investment Securities	(17,137)	5,455	(69,227)	9,969	78,975	(1,949)	16,466
Futures Contracts	(497)	—	(126)	—	—	—	(1,537)
Foreign Currency Transactions	—	—	—	1	(72)	—	—

Net Change in Unrealized Appreciation (Depreciation) of Investments	(17,634)	5,455	(69,353)	9,970	78,903	(1,949)	14,929

Net Gain (Loss) on Investments	50,070	15,430	69,597	21,383	94,057	4,516	47,908

Net Increase (Decrease) in Net Assets Resulting from Operations	$49,634	$16,517	$71,138	$22,646	$117,329	$5,029	$53,549

(1) Less Foreign Dividend Tax	$—	$3	$(1)	$96	$1,139	$2	$—

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations

Janus Capital Appreciation Portfolio	Growth Stock Portfolio	Large Cap Core Stock Portfolio	Capital Guardian Domestic Equity Portfolio	T. Rowe Price Equity Income Portfolio	Index 500 Stock Portfolio	Asset Allocation Portfolio	Balanced Portfolio	High Yield Bond Portfolio	Select Bond Portfolio	Money Market Portfolio

$328	$872	$344	$330	$191	$820	$4,548	$65,507	$17,928	$33,641	$11,121
556	7,366	7,184	5,475	2,543	34,268	1,520	26,406	76	—	—

884	8,238	7,528	5,805	2,734	35,088	6,068	91,913	18,004	33,641	11,121

709	2,874	2,051	1,458	730	3,737	1,189	8,743	1,093	2,173	1,029
5	12	12	8	17	33	108	—	14	—	—
11	18	18	12	11	19	19	—	21	—	—
2	3	4	4	3	6	11	—	5	—	—

727	2,907	2,085	1,482	761	3,795	1,327	8,743	1,133	2,173	1,029

(2)	(2)	(2)	(2)	(1)	(2)	(3)	—	(4)	—	—

725	2,905	2,083	1,480	760	3,793	1,324	8,743	1,129	2,173	1,029

159	5,333	5,445	4,325	1,974	31,295	4,744	83,170	16,875	31,468	10,092

4,073	9,255	3,421	16,536	4,696	68,259	6,132	30,332	(1,102)	(5,033)	—
—	391	(44)	—	—	1,128	770	11,222	—	976	—
—	—	—	—	—	—	(33)	(546)	(2)	(325)	—

4,073	9,646	3,377	16,536	4,696	69,387	6,869	41,008	(1,104)	(4,382)	—

11,407	36,466	30,116	(673)	(1,494)	(13,539)	4,475	(13,485)	(12,527)	(10,930)	—
—	(598)	(117)	—	—	(770)	(524)	(9,692)	—	(173)	—
—	—	—	—	—	—	(3)	—	—	—	—

11,407	35,868	29,999	(673)	(1,494)	(14,309)	3,948	(23,177)	(12,527)	(11,103)	—

15,480	45,514	33,376	15,863	3,202	55,078	10,817	17,831	(13,631)	(15,485)	—

$15,639	$50,847	$38,821	$20,188	$5,176	$86,373	$15,561	$101,001	$3,244	$15,983	$10,092

$3	$54	$14	$51	$22	$(11)	$90	$(11)	$—	$—	$—

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Operations

Statements of Changes in Net Assets

Northwestern Mutual Series Fund, Inc.

Small Cap Growth Stock Portfolio	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004
	(In thousands)
Change in Net Assets
Operations
Net Investment Income (Loss)	$(436)	$(1,159)
Net Realized Gain (Loss) on Investments and Foreign Currencies	67,704	31,386
Net Change in Unrealized Appreciation (Depreciation) of Investments	(17,634)	39,227

Net Increase (Decrease) in Net Assets Resulting from Operations	49,634	69,454

Distributions to Shareholders from:
Net Investment Income	—	—
Net Realized Gain on Investments	(4,453)	—

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(4,453)	—

Fund Share Transactions:
Proceeds from Sale of 26,656 and 28,670 Shares	63,776	58,058
Proceeds from Shares Issued on Reinvestment of Distributions Paid (2,068 and 0 shares, respectively)	4,453	—
Payments for 22,266 and 25,634 Shares Redeemed	(52,822)	(51,704)

Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions (6,458 and 3,036 shares, respectively)	15,407	6,354

Total Increase (Decrease) in Net Assets	60,588	75,808
Net Assets
Beginning of Period	442,420	366,612

End of Period (Includes undistributed net investment income on $0 and $0 respectively)	$503,008	$442,420

T. Rowe Price Small Cap Value Portfolio	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004
	(In thousands)
Change in Net Assets
Operations
Net Investment Income (Loss)	$1,087	$1,239
Net Realized Gain (Loss) on Investments and Foreign Currencies	9,975	5,350
Net Change in Unrealized Appreciation (Depreciation) of Investments	5,455	28,984

Net Increase (Decrease) in Net Assets Resulting from Operations	16,517	35,573

Distributions to Shareholders from:
Net Investment Income	(685)	(331)
Net Realized Gain on Investments	(5,796)	(1,925)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(6,481)	(2,256)

Fund Share Transactions:
Proceeds from Sale of 33,985 and 41,747 Shares	52,624	58,312
Proceeds from Shares Issued on Reinvestment of Distributions Paid (4,516 and 1,702 shares, respectively)	6,481	2,256
Payments for 15,702 and 11,364 Shares Redeemed	(24,243)	(15,686)

Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions (22,799 and 32,085 shares, respectively)	34,862	44,882

Total Increase (Decrease) in Net Assets	44,898	78,199
Net Assets
Beginning of Period	200,143	121,944

End of Period (Includes undistributed net investment income on $719 and $702 respectively)	$245,041	$200,143

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Statements of Changes in Net Assets

Northwestern Mutual Series Fund, Inc.

Aggressive Growth Stock Portfolio	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004
	(In thousands)
Change in Net Assets
Operations
Net Investment Income (Loss)	$1,541	$635
Net Realized Gain (Loss) on Investments and Foreign Currencies	138,950	103,480
Net Change in Unrealized Appreciation (Depreciation) of Investments	(69,353)	57,299

Net Increase (Decrease) in Net Assets Resulting from Operations	71,138	161,414

Distributions to Shareholders from:
Net Investment Income	(602)	—
Net Realized Gain on Investments	—	—

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(602)	—

Fund Share Transactions:
Proceeds from Sale of 19,375 and 25,228 Shares	59,332	70,609
Proceeds from Shares Issued on Reinvestment of Distributions Paid (211 and 0 shares, respectively)	602	—
Payments for 51,070 and 50,196 Shares Redeemed	(156,263)	(141,070)

Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions ((31,484) and (24,968) shares, respectively)	(96,329)	(70,461)

Total Increase (Decrease) in Net Assets	(25,793)	90,953
Net Assets
Beginning of Period	1,278,495	1,187,542

End of Period (Includes undistributed net investment income on $1,541 and $635 respectively)	$1,252,702	$1,278,495

International Growth Portfolio	For the Period Ended December 31, 2005	For the Year Ended December 31, 2004
	(In thousands)
Change in Net Assets
Operations
Net Investment Income (Loss)	$1,263	$674
Net Realized Gain (Loss) on Investments and Foreign Currencies	11,413	4,703
Net Change in Unrealized Appreciation (Depreciation) of Investments	9,970	12,645

Net Increase (Decrease) in Net Assets Resulting from Operations	22,646	18,022

Distributions to Shareholders from:
Net Investment Income	(1,525)	(625)
Net Realized Gain on Investments	(7,104)	—

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(8,629)	(625)

Fund Share Transactions:
Proceeds from Sale of 51,033 and 33,565 Shares	70,984	39,016
Proceeds from Shares Issued on Reinvestments of Distributions Paid (5,826 and 475 shares, respectively)	8,629	625
Payments for 27,131 and 11,379 Shares Redeemed	(36,578)	(13,230)

Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions (29,728 and 22,661 shares, respectively)	43,035	26,411

Total Increase (Decrease) in Net Assets	57,052	43,808
Net Assets
Beginning of Period	110,498	66,690

End of Period (Includes undistributed net investment income on $99 and $(16) respectively)	$167,550	$110,498

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Statements of Changes in Net Assets

Northwestern Mutual Series Fund, Inc.

Franklin Templeton International Equity Portfolio	For the Period Ended December 31, 2005	For the Year Ended December 31, 2004
	(In thousands)
Change in Net Assets
Operations
Net Investment Income (Loss)	$23,272	$18,957
Net Realized Gain (Loss) on Investments and Foreign Currencies	15,154	52,897
Net Change in Unrealized Appreciation (Depreciation) of Investments	78,903	85,995

Net Increase (Decrease) in Net Assets Resulting from Operations	117,329	157,849

Distributions to Shareholders from:
Net Investment Income	(18,202)	(14,573)
Net Realized Gain on Investments	—	—

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(18,202)	(14,573)

Fund Share Transactions:
Proceeds from Sale of 76,596 and 71,383 Shares	128,828	104,132
Proceeds from Shares Issued on Reinvestments of Distributions Paid (11,284 and 10,380 shares, respectively)	18,202	14,573
Payments for 52,112 and 52,582 Shares Redeemed	(87,874)	(76,711)

Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions (35,768 and 29,181 shares, respectively)	59,156	41,994

Total Increase (Decrease) in Net Assets	158,283	185,270
Net Assets
Beginning of Period	980,977	795,707

End of Period (Includes undistributed net investment income on $22,709 and $18,101 respectively)	$1,139,260	$980,977

AllianceBernstein Mid Cap Value Portfolio	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004
	(In thousands)
Change in Net Assets
Operations
Net Investment Income (Loss)	$513	$551
Net Realized Gain (Loss) on Investments and Foreign Currencies	6,465	4,460
Net Change in Unrealized Appreciation (Depreciation) of Investments	(1,949)	5,278

Net Increase (Decrease) in Net Assets Resulting from Operations	5,029	10,289

Distributions to Shareholders from:
Net Investment Income	(512)	(543)
Net Realized Gain on Investments	(4,826)	(4,226)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(5,338)	(4,769)

Fund Share Transactions:
Proceeds from Sale of 16,922 and 16,224 Shares	24,551	22,455
Proceeds from Shares Issued on Reinvestment of Distributions Paid (3,665 and 3,307 shares, respectively)	5,338	4,769
Payments for 2,875 and 3,477 Shares Redeemed	(4,154)	(4,704)

Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions (17,712 and 16,054 shares, respectively)	25,735	22,520

Total Increase (Decrease) in Net Assets	25,426	28,040
Net Assets
Beginning of Period	72,131	44,091

End of Period (Includes undistributed net investment income on $1 and $6 respectively)	$97,557	$72,131

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Statements of Changes in Net Assets

Northwestern Mutual Series Fund, Inc.

Index 400 Stock Portfolio	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004
	(In thousands)
Change in Net Assets
Operations
Net Investment Income (Loss)	$5,641	$3,603
Net Realized Gain (Loss) on Investments and Foreign Currencies	32,979	20,420
Net Change in Unrealized Appreciation (Depreciation) of Investments	14,929	34,412

Net Increase (Decrease) in Net Assets Resulting from Operations	53,549	58,435

Distributions to Shareholders from:
Net Investment Income	(3,439)	(2,524)
Net Realized Gain on Investments	(21,218)	(2,268)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(24,657)	(4,792)

Fund Share Transactions:
Proceeds from Sale of 40,045 and 48,930 Shares	58,473	64,564
Proceeds from Shares Issued on Reinvestment of Distributions Paid (18,359 and 3,734 shares, respectively)	24,657	4,792
Payments for 33,053 and 29,428 Shares Redeemed	(48,223)	(38,672)

Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions (25,351 and 23,236 shares, respectively)	34,907	30,684

Total Increase (Decrease) in Net Assets	63,799	84,327
Net Assets
Beginning of Period	426,827	342,500

End of Period (Includes undistributed net investment income on $5,508 and $3,406 respectively)	$490,626	$426,827

Janus Capital Appreciation Portfolio	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004
	(In thousands)
Change in Net Assets
Operations
Net Investment Income (Loss)	$159	$(11)
Net Realized Gain (Loss) on Investments and Foreign Currencies	4,073	(454)
Net Change in Unrealized Appreciation (Depreciation) of Investments	11,407	8,982

Net Increase (Decrease) in Net Assets Resulting from Operations	15,639	8,517

Distributions to Shareholders from:
Net Investment Income	(157)	(51)
Net Realized Gain on Investments	(3,553)	—

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(3,710)	(51)

Fund Share Transactions:
Proceeds from Sale of 44,807 and 11,304 Shares	68,376	14,424
Proceeds from Shares Issued on Reinvestment of Distributions Paid (2,265 and 36 shares, respectively)	3,710	51
Payments for 5,119 and 2,404 Shares Redeemed	(8,026)	(2,981)

Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions (41,953 and 8,936 shares, respectively)	64,060	11,494

Total Increase (Decrease) in Net Assets	75,989	19,960
Net Assets
Beginning of Period	56,690	36,730

End of Period (Includes undistributed net investment income on $2 and $0 respectively)	$132,679	$56,690

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Statements of Changes in Net Assets

Northwestern Mutual Series Fund, Inc.

Growth Stock Portfolio	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004
	(In thousands)
Change in Net Assets
Operations
Net Investment Income (Loss)	$5,333	$7,067
Net Realized Gain (Loss) on Investments and Foreign Currencies	9,646	30,411
Net Change in Unrealized Appreciation (Depreciation) of Investments	35,868	5,735

Net Increase (Decrease) in Net Assets Resulting from Operations	50,847	43,213

Distributions to Shareholders from:
Net Investment Income	(7,061)	(4,542)
Net Realized Gain on Investments	—	—

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(7,061)	(4,542)

Fund Share Transactions:
Proceeds from Sale of 24,456 and 29,901 Shares	49,142	55,981
Proceeds from Shares Issued on Reinvestment of Distributions Paid (3,679 and 2,470 shares, respectively)	7,061	4,542
Payments for 42,106 and 41,710 Shares Redeemed	(84,312)	(78,216)

Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions ((13,971) and (9,339) shares, respectively)	(28,109)	(17,693)

Total Increase (Decrease) in Net Assets	15,677	20,978
Net Assets
Beginning of Period	686,849	665,871

End of Period (Includes undistributed net investment income on $5,333 and $7,067 respectively)	$702,526	$686,849

Large Cap Core Stock Portfolio	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004
	(In thousands)
Change in Net Assets
Operations
Net Investment Income (Loss)	$5,445	$6,281
Net Realized Gain (Loss) on Investments and Foreign Currencies	3,377	(480)
Net Change in Unrealized Appreciation (Depreciation) of Investments	29,999	29,636

Net Increase (Decrease) in Net Assets Resulting from Operations	38,821	35,437

Distributions to Shareholders from:
Net Investment Income	(6,143)	(4,200)
Net Realized Gain on Investments	—	—

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(6,143)	(4,200)

Fund Share Transactions:
Proceeds from Sale of 32,999 and 37,334 Shares	38,264	39,932
Proceeds from Shares Issued on Reinvestment of Distributions Paid (5,534 and 4,015 shares, respectively)	6,143	4,200
Payments for 45,641 and 49,534 Shares Redeemed	(53,000)	(52,988)

Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions ((7,108) and (8,185) shares, respectively)	(8,593)	(8,856)

Total Increase (Decrease) in Net Assets	24,085	22,381
Net Assets
Beginning of Period	469,935	447,554

End of Period (Includes undistributed net investment income on $5,437 and $6,146 respectively)	$494,020	$469,935

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Statements of Changes in Net Assets

Northwestern Mutual Series Fund, Inc.

Capital Guardian Domestic Equity Portfolio	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004
	(In thousands)
Change in Net Assets
Operations
Net Investment Income (Loss)	$4,325	$2,700
Net Realized Gain (Loss) on Investments and Foreign Currencies	16,536	11,200
Net Change in Unrealized Appreciation (Depreciation) of Investments	(673)	14,404

Net Increase (Decrease) in Net Assets Resulting from Operations	20,188	28,304

Distributions to Shareholders from:
Net Investment Income	(4,339)	(2,660)
Net Realized Gain on Investments	(18,130)	(2,783)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(22,469)	(5,443)

Fund Share Transactions:
Proceeds from Sale of 75,865 and 55,988 Shares	86,903	59,051
Proceeds from Shares Issued on Reinvestment of Distributions Paid (19,876 and 4,768 shares, respectively)	22,469	5,443
Payments for 39,159 and 10,950 Shares Redeemed	(45,134)	(11,477)

Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions (56,682 and 49,806 shares, respectively)	64,238	53,017

Total Increase (Decrease) in Net Assets	61,957	75,878
Net Assets
Beginning of Period	211,977	136,099

End of Period (Includes undistributed net investment income on $0 and $59 respectively)	$273,934	$211,977

T. Rowe Price Equity Income Portfolio	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004
	(In thousands)
Change in Net Assets
Operations
Net Investment Income (Loss)	$1,974	$1,147
Net Realized Gain (Loss) on Investments and Foreign Currencies	4,696	2,719
Net Change in Unrealized Appreciation (Depreciation) of Investments	(1,494)	6,583

Net Increase (Decrease) in Net Assets Resulting from Operations	5,176	10,449

Distributions to Shareholders from:
Net Investment Income	(1,953)	(1,138)
Net Realized Gain on Investments	(5,097)	(2,181)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(7,050)	(3,319)

Fund Share Transactions:
Proceeds from Sale of 32,708 and 27,239 Shares	44,133	34,607
Proceeds from Shares Issued on Reinvestment of Distributions Paid (5,244 and 2,475 shares, respectively)	7,050	3,319
Payments for 4,534 and 2,336 Shares Redeemed	(6,133)	(2,973)

Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions (33,418 and 27,378 shares, respectively)	45,050	34,953

Total Increase (Decrease) in Net Assets	43,176	42,083
Net Assets
Beginning of Period (Includes undistributed net investment income on $30 and $11 respectively)	89,747	47,664

End of Period	$132,923	$89,747

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Statements of Changes in Net Assets

Northwestern Mutual Series Fund, Inc.

Index 500 Stock Portfolio	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004
	(In thousands)
Change in Net Assets
Operations
Net Investment Income (Loss)	$31,295	$32,765
Net Realized Gain (Loss) on Investments and Foreign Currencies	69,387	32,945
Net Change in Unrealized Appreciation (Depreciation) of Investments	(14,309)	119,214

Net Increase (Decrease) in Net Assets Resulting from Operations	86,373	184,924

Distributions to Shareholders from:
Net Investment Income	(32,436)	(23,734)
Net Realized Gain on Investments	(32,687)	(19,343)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(65,123)	(43,077)

Fund Share Transactions:
Proceeds from Sale of 41,557 and 53,590 Shares	119,731	147,360
Proceeds from Shares Issued on Reinvestment of Distributions Paid (23,595 and 16,097 shares, respectively)	65,123	43,077
Payments for 71,631 and 67,111 Shares Redeemed	(206,585)	(184,282)

Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions ((6,479) and 2,576 shares, respectively)	(21,731)	6,155

Total Increase (Decrease) in Net Assets	(481)	148,002
Net Assets
Beginning of Period	1,904,122	1,756,120

End of Period (Includes undistributed net investment income on $31,068 and $32,479 respectively)	$1,903,641	$1,904,122

Asset Allocation Portfolio	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004
	(In thousands)
Change in Net Assets
Operations
Net Investment Income (Loss)	$4,744	$3,101
Net Realized Gain (Loss) on Investments and Foreign Currencies	6,869	4,055
Net Change in Unrealized Appreciation (Depreciation) of Investments	3,948	9,663

Net Increase (Decrease) in Net Assets Resulting from Operations	15,561	16,819

Distributions to Shareholders from:
Net Investment Income	(3,102)	—
Net Realized Gain on Investments	(3,520)	—

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(6,622)	—

Fund Share Transactions:
Proceeds from Sale of 48,252 and 62,501 Shares	53,841	65,021
Proceeds from Shares Issued on Reinvestment of Distributions Paid (6,206 and 0 shares, respectively)	6,622	—
Payments for 18,939 and 15,192 Shares Redeemed	(21,163)	(15,750)

Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions (35,519 and 47,309 shares, respectively)	39,300	49,271

Total Increase (Decrease) in Net Assets	48,239	66,090

Net Assets
Beginning of Period	196,568	130,478

End of Period (Includes undistributed net investment income on $4,768 and $3,070 respectively)	$244,807	$196,568

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Statements of Changes in Net Assets

Northwestern Mutual Series Fund, Inc.

Balanced Portfolio	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004
	(In thousands)
Change in Net Assets
Operations
Net Investment Income (Loss)	$83,170	$78,448
Net Realized Gain (Loss) on Investments and Foreign Currencies	41,008	54,164
Net Change in Unrealized Appreciation (Depreciation) of Investments	(23,177)	89,460

Net Increase (Decrease) in Net Assets Resulting from Operations	101,001	222,072

Distributions to Shareholders from:
Net Investment Income	(77,091)	(73,596)
Net Realized Gain on Investments	(42,386)	(103,896)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(119,477)	(177,492)

Fund Share Transactions:
Proceeds from Sale of 91,513 and 95,815 Shares	167,760	174,463
Proceeds from Shares Issued on Reinvestment of Distributions Paid (67,424 and 102,300 shares, respectively)	119,477	177,492
Payments for 188,849 and 167,929 Shares Redeemed	(346,199)	(304,844)

Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions ((29,912) and 30,186 shares, respectively)	(58,962)	47,111

Total Increase (Decrease) in Net Assets	(77,438)	91,691
Net Assets
Beginning of Period	2,983,179	2,891,488

End of Period (Includes undistributed net investment income on $82,163 and $76,800 respectively)	$2,905,741	$2,983,179

High Yield Bond Portfolio	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004
	(In thousands)
Change in Net Assets
Operations
Net Investment Income (Loss)	$16,875	$15,568
Net Realized Gain (Loss) on Investments and Foreign Currencies	(1,104)	11,051
Net Change in Unrealized Appreciation (Depreciation) of Investments	(12,527)	(1,107)

Net Increase (Decrease) in Net Assets Resulting from Operations	3,244	25,512

Distributions to Shareholders from:
Net Investment Income	(15,557)	(14,554)
Net Realized Gain on Investments	—	—

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(15,557)	(14,554)

Fund Share Transactions:
Proceeds from Sale of 52,971 and 49,668 Shares	38,440	35,967
Proceeds from Shares Issued on Reinvestment of Distributions Paid (22,677 and 21,213 shares, respectively)	15,557	14,554
Payments for 36,575 and 43,729 Shares Redeemed	(26,442)	(31,538)

Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions (39,073 and 27,152 shares, respectively)	27,555	18,983

Total Increase (Decrease) in Net Assets	15,242	29,941
Net Assets
Beginning of Period	229,312	199,371

End of Period (Includes undistributed net investment income on $16,878 and $15,509 respectively)	$244,554	$229,312

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Statements of Changes in Net Assets

Northwestern Mutual Series Fund, Inc.

Select Bond Portfolio	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004
	(In thousands)
Change in Net Assets
Operations
Net Investment Income (Loss)	$31,468	$25,092
Net Realized Gain (Loss) on Investments and Foreign Currencies	(4,382)	8,052
Net Change in Unrealized Appreciation (Depreciation) of Investments	(11,103)	(4,113)

Net Increase (Decrease) in Net Assets Resulting from Operations	15,983	29,031

Distributions to Shareholders from:
Net Investment Income	(25,094)	(25,605)
Net Realized Gain on Investments	(4,251)	(17,701)

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(29,345)	(43,306)

Fund Share Transactions:
Proceeds from Sale of 148,395 and 88,198 Shares	178,962	108,312
Proceeds from Shares Issued on Reinvestment of Distributions Paid (24,763 and 37,204 shares, respectively)	29,345	43,306
Payments for 57,594 and 79,381 Shares Redeemed	(69,428)	(97,641)

Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions (115,564 and 46,201 shares, respectively)	138,879	53,977

Total Increase (Decrease) in Net Assets	125,517	39,702
Net Assets
Beginning of Period	661,027	621,325

End of Period (Includes undistributed net investment income on $30,976 and $24,741 respectively)	$786,544	$661,027

Money Market Portfolio	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004
	(In thousands)
Change in Net Assets
Operations
Net Investment Income (Loss)	$10,092	$5,155
Net Realized Gain (Loss) on Investments and Foreign Currencies	—	—
Net Change in Unrealized Appreciation (Depreciation) of Investments	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	10,092	5,155

Distributions to Shareholders from:
Net Investment Income	(10,092)	(5,155)
Net Realized Gain on Investments	—	—

Net Decrease in Net Assets Resulting from Distributions to Shareholders	(10,092)	(5,155)

Fund Share Transactions:
Proceeds from Sale of 155,876 and 156,221 Shares	155,875	156,229
Proceeds from Shares Issued on Reinvestment of Distributions Paid (10,092 and 5,155 shares, respectively)	10,092	5,155
Payments for 170,577 and 216,789 Shares Redeemed	(170,577)	(216,789)

Net Increase (Decrease) in Net Assets Resulting from Fund Share Transactions ((4,609) and (55,413) shares, respectively)	(4,610)	(55,405)

Total Increase (Decrease) in Net Assets	(4,610)	(55,405)
Net Assets
Beginning of Period	344,468	399,873

End of Period (Includes undistributed net investment income on $0 and $0 respectively)	$339,858	$344,468

The Accompanying Notes are an Integral Part of the Financial Statements.

Statements of Changes in Net Assets

Financial Highlights

Northwestern Mutual Series Fund, Inc.

Small Cap Growth Stock Portfolio	For the Year Ended December 31,
(For a share outstanding throughout the period)	2005	2004		2003		2002		2001
Selected Per Share Data
Net Asset Value, Beginning of Period	$2.30	$1.94		$1.46		$1.79		$1.86
Income from Investment Operations:
Net Investment Income	—	(0.01)		—		—		—
Net Realized and Unrealized Gains (Losses) on Investments	0.25	0.37		0.48		(0.33)		(0.07)

Total from Investment Operations	0.25	0.36		0.48		(0.33)		(0.07)

Less Distributions:
Distributions from Net Investment Income	—	—		—		—		—
Distributions from Realized Gains on Investments	(0.02)	—		—		—		—

Total Distributions	(0.02)	—		—		—		—

Net Asset Value, End of Period	$2.53	$2.30		$1.94		$1.46		$1.79

Total Return (d)	11.18%	18.80%		33.06%		(18.42%	)	(3.76% )

Ratios and Supplemental Data
Net Assets, End of Period (in thousands)	$503,008	$442,420		$366,612		$254,880		$291,448

Ratio of Expenses to Average Net Assets	0.56%	0.57%		0.59%		0.60%		0.60%

Ratio of Net Investment Income (Loss) to Average Net Assets	(0.09% )	(0.30%	)	(0.35%	)	(0.26%	)	0.17%

Portfolio Turnover Rate	69.50%	87.74%		84.20%		41.87%		70.58%

T. Rowe Price Small Cap Value Portfolio	For the Year Ended December 31,				For the Period July 31, 2001(a) through December 31, 2001
(For a share outstanding throughout the period)	2005	2004	2003	2002
Selected Per Share Data
Net Asset Value, Beginning of Period	$1.58	$1.29	$0.95	$1.02	$1.00
Income from Investment Operations:
Net Investment Income	0.01	0.01	0.01	0.01	—
Net Realized and Unrealized Gains on Investments	0.10	0.30	0.33	(0.07)	0.02

Total from Investment Operations	0.11	0.31	0.34	(0.06)	0.02

Less Distributions:
Distributions from Net Investment Income	(0.01)	—	—	(0.01)	—
Distributions from Realized Gains on Investments	(0.04)	(0.02)	—	—	—

Total Distributions	(0.05)	(0.02)	—	(0.01)	—

Net Asset Value, End of Period	$1.64	$1.58	$1.29	$0.95	$1.02

Total Return (d)	7.21%	24.57%	35.15%	(5.58% )	1.76%

Ratios and Supplemental Data
Net Assets, End of Period (in thousands)	$245,041	$200,143	$121,944	$63,083	$21,003

Ratio of Gross Expenses to Average Net Assets	0.87%	0.88%	0.90%	1.02%	1.36%	(c)

Ratio of Net Expenses to Average Net Assets	0.87%	0.88%	0.90%	1.00%	1.00%	(c)

Ratio of Net Investment Income (Losses) to Average Net Assets	0.63%	0.81%	0.65%	0.54%	1.03%	(c)

Portfolio Turnover Rate	17.74%	19.22%	33.78%	28.26%	49.70%

(a)	Portfolio commenced operations July 31, 2001.
(c)	Computed on an annualized basis.
(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for period less than one year.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights

Financial Highlights

Northwestern Mutual Series Fund, Inc.

Aggressive Growth Stock Portfolio	For the Year Ended December 31,
(For a share outstanding throughout the period)	2005	2004		2003		2002	2001
Selected Per Share Data
Net Asset Value, Beginning of Period	$3.11	$2.72		$2.18		$2.82	$4.47
Income from Investment Operations:
Net Investment Income	—	0.00	(e)	—		—	—
Net Realized and Unrealized Gains (Losses) on Investments	0.19	0.39		0.54		(0.59)	(0.83)

Total from Investment Operations	0.19	0.39		0.54		(0.59)	(0.83)

Less Distributions:
Distributions from Net Investment Income	—	—		—		—	—
Distributions from Realized Gains on Investments	—	—		—		(0.05)	(0.82)

Total Distributions	—	—		—		(0.05)	(0.82)

Net Asset Value, End of Period	$3.30	$3.11		$2.72		$2.18	$2.82

Total Return (d)	6.14%	14.22%		24.69%		(21.15% )	(19.87% )

Ratios and Supplemental Data
Net Assets, End of Period (in thousands)	$1,252,702	$1,278,495		$1,187,542		$994,075	$1,341,876

Ratio of Expenses to Average Net Assets	0.52%	0.52%		0.52%		0.52%	0.52%

Ratio of Net Investment Income (Loss) to Average Net Assets	0.13%	0.05%		(0.10%	)	(0.11% )	0.08%

Portfolio Turnover Rate	83.42%	71.24%		63.21%		43.37%	70.40%

International Growth Portfolio	For the Year Ended December 31,				For the Period July 31, 2001(a) through December 31, 2001
(For a share outstanding throughout the period)	2005	2004	2003	2002
Selected Per Share Data
Net Asset Value, Beginning of Period	$1.32	$1.09	$0.79	$0.91	$1.00
Income from Investment Operations:
Net Investment Income	0.01	0.01	0.01	—	—
Net Realized and Unrealized Gains (Losses) on Investments	0.23	0.23	0.30	(0.12)	(0.09)

Total from Investment Operations	0.24	0.24	0.31	(0.12)	(0.09)

Less Distributions:
Distributions from Net Investment Income	(0.01)	(0.01)	(0.01)	—	—
Distributions from Realized Gains on Investments	(0.07)	—	—	—	—

Total Distributions	(0.08)	(0.01)	(0.01)	—	—

Net Asset Value, End of Period	$1.48	$1.32	$1.09	$0.79	$0.91

Total Return (d)	18.00%	21.59%	38.99%	(12.34% )	(9.40%	)

Ratios and Supplemental Data
Net Assets, End of Period (in thousands)	$167,550	$110,498	$66,690	$35,373	$26,900

Ratio of Gross Expenses to Average Net Assets	0.95%	0.98%	1.25%	1.15%	1.25%	(c)

Ratio of Net Expenses to Average Net Assets	0.95%	0.98%	1.10%	1.10%	1.10%	(c)

Ratio of Net Investment Income (Loss) to Average Net Assets	1.01%	0.81%	0.79%	0.62%	0.05%	(c)

Portfolio Turnover Rate	70.60%	70.84%	58.09%	27.28%	18.45%

(a)	Portfolio commenced operations July 31, 2001.
(c)	Computed on an annualized basis.
(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for period less than one year.
(e)	Amount is less than $0.005.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights

Financial Highlights

Northwestern Mutual Series Fund, Inc.

Franklin Templeton International Equity Portfolio	For the Year Ended December 31,
(For a share outstanding throughout the period)	2005	2004	2003	2002	2001
Selected Per Share Data
Net Asset Value, Beginning of Period	$1.65	$1.41	$1.02	$1.26	$1.63
Income from Investment Operations:
Net Investment Income	0.04	0.03	0.03	0.02	0.02
Net Realized and Unrealized Gains (Losses) on Investments	0.15	0.24	0.38	(0.24)	(0.23)

Total from Investment Operations	0.19	0.27	0.41	(0.22)	(0.21)

Less Distributions:
Distributions from Net Investment Income	(0.03)	(0.03)	(0.02)	(0.02)	(0.03)
Distributions from Realized Gains on Investments	—	—	—	—	(0.13)

Total Distributions	(0.03)	(0.03)	(0.02)	(0.02)	(0.16)

Net Asset Value, End of Period	$1.81	$1.65	$1.41	$1.02	$1.26

Total Return (d)	11.52%	19.33%	40.46%	(17.40% )	(14.00% )

Ratios and Supplemental Data
Net Assets, End of Period (in thousands)	$1,139,260	$980,977	$795,707	$563,102	$716,413

Ratio of Expenses to Average Net Assets	0.71%	0.72%	0.74%	0.74%	0.74%

Ratio of Net Investment Income (Loss) to Average Net Assets	2.24%	2.23%	2.33%	1.72%	1.99%

Portfolio Turnover Rate	3.71%	18.65%	24.87%	30.94%	34.52%

AllianceBernstein Mid Cap Value Portfolio	For the Year Ended December 31,		For the Period May 1, 2003(b) through December 31, 2003
(For a share outstanding throughout the period)	2005	2004
Selected Per Share Data
Net Asset Value, Beginning of Period	$1.45	$1.32	$1.00
Income from Investment Operations:
Net Investment Income	0.01	0.01	0.01
Net Realized and Unrealized Gains (Losses) on Investments	0.08	0.22	0.32

Total from Investment Operations	0.09	0.23	0.33

Less Distributions:
Distributions from Net Investment Income	(0.01)	(0.01)	(0.00	)(e)
Distributions from Realized Gains on Investments	(0.08)	(0.09)	(0.01)

Total Distributions	(0.09)	(0.10)	(0.01)

Net Asset Value, End of Period	$1.45	$1.45	$1.32

Total Return (d)	5.46%	18.67%	33.16%

Ratios and Supplemental Data
Net Assets, End of Period (in thousands)	$97,557	$72,131	$44,091

Ratio of Gross Expenses to Average Net Assets	0.87%	0.89%	0.94%	(c)

Ratio of Net Expenses to Average Net Assets	0.87%	0.89%	0.93%	(c)

Ratio of Net Investment Income (Loss) to Average Net Assets	0.61%	1.00%	0.70%	(c)

Portfolio Turnover Rate	31.15%	33.05%	9.68%

(b)	Portfolio commenced operations on May 1, 2003.
(c)	Computed on an annualized basis.
(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for period less than one year.
(e)	Amount is less than $0.005.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights

Financial Highlights

Northwestern Mutual Series Fund, Inc.

Index 400 Stock Portfolio	For the Year Ended December 31,
(For a share outstanding throughout the period)	2005	2004	2003	2002	2001
Selected Per Share Data
Net Asset Value, Beginning of Period	$1.46	$1.28	$0.95	$1.12	$1.14
Income from Investment Operations:
Net Investment Income (Loss)	0.02	0.01	0.01	0.01	—
Net Realized and Unrealized Gains (Losses) on Investments	0.15	0.19	0.33	(0.17)	(0.01)

Total from Investment Operations	0.17	0.20	0.34	(0.16)	(0.01)

Less Distributions:
Distributions from Net Investment Income	(0.01)	(0.01)	(0.01)	(0.01)	—
Distributions from Realized Gains on Investments	(0.07)	(0.01)	—	—	(0.01)

Total Distributions	(0.08)	(0.02)	(0.01)	(0.01)	(0.01)

Net Asset Value, End of Period	$1.55	$1.46	$1.28	$0.95	$1.12

Total Return (d)	12.37%	16.26%	35.01%	(14.54% )	(0.65% )

Ratios and Supplemental Data
Net Assets, End of Period (in thousands)	$490,626	$426,827	$342,500	$225,410	$210,734

Ratio of Expenses to Average Net Assets	0.26%	0.26%	0.27%	0.28%	0.31%

Ratio of Net Investment Income to Average Net Assets	1.26%	0.96%	0.92%	0.86%	1.06%

Portfolio Turnover Rate	18.63%	16.46%	9.74%	15.60%	19.06%

Janus Capital Appreciation Portfolio	For the Year Ended December 31,			For the Period May 1, 2003(b) through December 31, 2003
(For a share outstanding throughout the period)	2005	2004
Selected Per Share Data
Net Asset Value, Beginning of Period	$1.43	$1.20		$1.00
Income from Investment Operations:
Net Investment Income (Loss)	—	0.00	(e)	—
Net Realized and Unrealized Gains (Losses) on Investments	0.25	0.23		0.20

Total from Investment Operations	0.25	0.23		0.20

Less Distributions:
Distributions from Net Investment Income	—	—		(0.00	)(e)
Distributions from Realized Gains on Investments	(0.05)	—		(0.00	)(e)

Total Distributions	(0.05)	—		(0.00	)(e)

Net Asset Value, End of Period	$1.63	$1.43		$1.20

Total Return (d)	17.00%	19.67%		19.90%

Ratios and Supplemental Data
Net Assets, End of Period (in thousands)	$132,679	$56,690		$36,730

Ratio of Gross Expenses to Average Net Assets	0.82%	0.84%		0.90%	(c)

Ratio of Net Expenses to Average Net Assets	0.82%	0.84%		0.89%	(c)

Ratio of Net Investment Income to Average Net Assets	0.18%	(0.03%	)	0.07%	(c)

Portfolio Turnover Rate	45.20%	25.42%		33.68%

(b)	Portfolio commenced operations on May 1, 2003.
(c)	Computed on an annualized basis.
(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for period less than one year.
(e)	Amount is less than $0.005.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights

Financial Highlights

Northwestern Mutual Series Fund, Inc.

Growth Stock Portfolio	For the Year Ended December 31,
(For a share outstanding throughout the period)	2005	2004	2003	2002	2001
Selected Per Share Data
Net Asset Value, Beginning of Period	$1.98	$1.87	$1.59	$2.03	$2.47
Income from Investment Operations:
Net Investment Income (Loss)	0.02	0.02	0.01	0.01	0.02
Net Realized and Unrealized Gains (Losses) on Investments	0.13	0.11	0.28	(0.43)	(0.36)

Total from Investment Operations	0.15	0.12	0.29	(0.42)	(0.34)

Less Distributions:
Distributions from Net Investment Income	(0.02)	(0.01)	(0.01)	(0.02)	(0.02)
Distributions from Realized Gains on Investments	—	—	—	—	(0.08)

Total Distributions	(0.02)	(0.01)	(0.01)	(0.02)	(0.10)

Net Asset Value, End of Period	$2.11	$1.98	$1.87	$1.59	$2.03

Total Return (d)	7.71%	6.67%	18.94%	(20.83% )	(14.22% )

Ratios and Supplemental Data
Net Assets, End of Period (in thousands)	$702,526	$686,849	$665,871	$551,421	$696,578

Ratio of Expenses to Average Net Assets	0.43%	0.43%	0.43%	0.43%	0.43%

Ratio of Net Investment Income to Average Net Assets	0.78%	1.07%	0.77%	0.76%	1.01%

Portfolio Turnover Rate	31.74%	34.53%	40.89%	28.06%	27.98%

Large Cap Core Stock Portfolio	For the Year Ended December 31,
(For a share outstanding throughout the period)	2005	2004	2003	2002	2001
Selected Per Share Data
Net Asset Value, Beginning of Period	$1.14	$1.07	$0.87	$1.22	$1.37
Income from Investment Operations:
Net Investment Income (Loss)	0.01	0.02	0.01	0.01	0.01
Net Realized and Unrealized Gains (Losses) on Investments	0.09	0.06	0.20	(0.35)	(0.11)

Total from Investment Operations	0.10	0.08	0.21	(0.34)	(0.10)

Less Distributions:
Distributions from Net Investment Income	(0.02)	(0.01)	(0.01)	(0.01)	(0.01)
Distributions from Realized Gains on Investments	—	—	—	—	(0.04)

Total Distributions	(0.02)	(0.01)	(0.01)	(0.01)	(0.05)

Net Asset Value, End of Period	$1.22	$1.14	$1.07	$0.87	$1.22

Total Return (d)	8.46%	8.16%	24.05%	(28.20% )	(7.77% )

Ratios and Supplemental Data
Net Assets, End of Period (in thousands)	$494,020	$469,935	$447,554	$365,944	$548,672

Ratio of Expenses to Average Net Assets	0.44%	0.44%	0.46%	0.58%	0.58%

Ratio of Net Investment Income to Average Net Assets	1.15%	1.41%	1.07%	0.85%	0.75%

Portfolio Turnover Rate	32.23%	33.64%	58.90%	29.20%	44.37%

(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for period less than one year.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights

Financial Highlights

Northwestern Mutual Series Fund, Inc.

Capital Guardian Domestic Equity Portfolio	For the Year Ended December 31,				For the Period July 31, 2001(a) through December 31, 2001
(For a share outstanding throughout the period)	2005	2004	2003	2002
Selected Per Share Data
Net Asset Value, Beginning of Period	$1.14	$1.00	$0.76	$0.97	$1.00
Income from Investment Operations:
Net Investment Income	0.02	0.02	0.01	0.01	—
Net Realized and Unrealized Gains (Losses) on Investments	0.07	0.15	0.24	(0.21)	(0.03)

Total from Investment Operations	0.09	0.17	0.25	(0.20)	(0.03)

Less Distributions:
Distributions from Net Investment Income	(0.02)	(0.01)	(0.01)	(0.01)	—
Distributions from Realized Gains on Investments	(0.08)	(0.02)	—	—	—

Total Distributions	(0.10)	(0.03)	(0.01)	(0.01)	—

Net Asset Value, End of Period	$1.13	$1.14	$1.00	$0.76	$0.97

Total Return (d)	8.04%	16.85%	34.41%	(21.24% )	(2.19%	)

Ratios and Supplemental Data
Net Assets, End of Period (in thousands)	$273,934	$211,977	$136,099	$74,274	$40,722

Ratio of Gross Expenses to Average Net Assets	0.60%	0.62%	0.67%	0.70%	0.90%	(c)

Ratio of Net Expenses to Average Net Assets	0.60%	0.62%	0.67%	0.70%	0.75%	(c)

Ratio of Net Investment Income to Average Net Assets	1.77%	1.63%	1.84%	1.54%	1.32%	(c)

Portfolio Turnover Rate	35.19%	32.97%	29.20%	22.42%	18.98%

T. Rowe Price Equity Income Portfolio	For the Year Ended December 31,		For the Period May 1, 2003(b) through December 31, 2003
(For a share outstanding throughout the period)	2005	2004
Selected Per Share Data
Net Asset Value, Beginning of Period	$1.35	$1.22	$1.00
Income from Investment Operations:
Net Investment Income	0.02	0.02	0.01
Net Realized and Unrealized Gains (Losses) on Investments	0.04	0.17	0.23

Total from Investment Operations	0.06	0.19	0.24

Less Distributions:
Distributions from Net Investment Income	(0.02)	(0.02)	(0.01)
Distributions from Realized Gains on Investments	(0.06)	(0.04)	(0.01)

Total Distributions	(0.08)	(0.06)	(0.02)

Net Asset Value, End of Period	$1.33	$1.35	$1.22

Total Return (d)	4.19%	15.16%	23.64%

Ratios and Supplemental Data
Net Assets, End of Period (in thousands)	$132,923	$89,747	$47,664

Ratio of Gross Expenses to Average Net Assets	0.68%	0.69%	0.77%	(c)

Ratio of Net Expenses to Average Net Assets	0.68%	0.69%	0.75%	(c)

Ratio of Net Investment Income to Average Net Assets	1.76%	1.74%	1.88%	(c)

Portfolio Turnover Rate	16.01%	15.21%	27.27%

(a)	Portfolio commenced operations July 31, 2001.
(b)	Portfolio commenced operations on May 1, 2003.
(c)	Computed on an annualized basis.
(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for period less than one year.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights

Financial Highlights

Northwestern Mutual Series Fund, Inc.

Index 500 Stock Portfolio	For the Year Ended December 31,
(For a share outstanding throughout the period)	2005	2004	2003	2002	2001
Selected Per Share Data
Net Asset Value, Beginning of Period	$2.94	$2.72	$2.17	$2.87	$3.41
Income from Investment Operations:
Net Investment Income (Loss)	0.05	0.05	0.04	0.03	0.03
Net Realized and Unrealized Gains (Losses) on Investments	0.08	0.24	0.56	(0.64)	(0.43)

Total from Investment Operations	0.13	0.29	0.60	(0.61)	(0.40)

Less Distributions:
Distributions from Net Investment Income	(0.05)	(0.04)	(0.04)	(0.03)	(0.04)
Distributions from Realized Gains on Investments	(0.05)	(0.03)	(0.01)	(0.06)	(0.10)

Total Distributions	(0.10)	(0.07)	(0.05)	(0.09)	(0.14)

Net Asset Value, End of Period	$2.97	$2.94	$2.72	$2.17	$2.87

Total Return (d)	4.72%	10.70%	28.43%	(22.07% )	(11.88% )

Ratios and Supplemental Data
Net Assets, End of Period (in thousands)	$1,903,641	$1,904,122	$1,756,120	$1,362,881	$1,821,875

Ratio of Expenses to Average Net Assets	0.20%	0.20%	0.20%	0.21%	0.21%

Ratio of Net Investment Income to Average Net Assets	1.68%	1.83%	1.59%	1.40%	1.13%

Portfolio Turnover Rate	5.36%	3.45%	2.44%	6.55%	2.92%

Asset Allocation Portfolio	For the Year Ended December 31,				For the Period July 31, 2001(a) through December 31, 2001
(For a share outstanding throughout the period)	2005	2004	2003	2002
Selected Per Share Data
Net Asset Value, Beginning of Period	$1.12	$1.02	$0.86	$0.97	$1.00
Income from Investment Operations:
Net Investment Income	0.02	0.02	0.02	0.01	0.01
Net Realized and Unrealized Gains (Losses) on Investments	0.06	0.08	0.16	(0.11)	(0.03)

Total from Investment Operations	0.08	0.10	0.18	(0.10)	(0.02)

Less Distributions:
Distributions from Net Investment Income	(0.02)	—	(0.02)	(0.01)	(0.01)
Distributions from Realized Gains on Investments	(0.02)	—	—	—	—

Total Distributions	(0.04)	—	(0.02)	(0.01)	(0.01)

Net Asset Value, End of Period	$1.16	$1.12	$1.02	$0.86	$0.97

Total Return (d)	6.99%	10.02%	20.63%	(10.26% )	(2.10%	)

Ratios and Supplemental Data
Net Assets, End of Period (in thousands)	$244,807	$196,568	$130,478	$87,260	$40,116

Ratio of Gross Expenses to Average Net Assets	0.61%	0.64%	0.73%	0.87%	0.92%	(c)

Ratio of Net Expenses to Average Net Assets	0.61%	0.64%	0.73%	0.75%	0.75%	(c)

Ratio of Net Investment Income to Average Net Assets	2.18%	1.90%	1.83%	2.18%	2.19%	(c)

Portfolio Turnover Rate	90.04% (g)	116.65%	103.77%	112.73%	55.88%

(a)	Portfolio commenced operations July 31, 2001.
(c)	Computed on an annualized basis.
(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for period less than one year.
(g)	Portfolio Turnover rate excludes the impact of mortgage dollar roll transactions.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights

Financial Highlights

Northwestern Mutual Series Fund, Inc.

Balanced Portfolio	For the Year Ended December 31,
(For a share outstanding throughout the period)	2005	2004	2003	2002	2001
Selected Per Share Data
Net Asset Value, Beginning of Period	$1.87	$1.85	$1.62	$1.82	$2.03
Income from Investment Operations:
Net Investment Income (Loss)	0.05	0.05	0.05	0.06	0.08
Net Realized and Unrealized Gains (Losses) on Investments	0.02	0.09	0.24	(0.20)	(0.13)

Total from Investment Operations	0.07	0.14	0.29	(0.14)	(0.05)

Less Distributions:
Distributions from Net Investment Income	(0.05)	(0.05)	(0.06)	(0.06)	(0.08)
Distributions from Realized Gains on Investments	(0.03)	(0.07)	—	—	(0.08)

Total Distributions	(0.08)	(0.12)	(0.06)	(0.06)	(0.16)

Net Asset Value, End of Period	$1.86	$1.87	$1.85	$1.62	$1.82

Total Return (d)	3.59%	7.89%	17.99%	(7.54% )	(3.15% )

Ratios and Supplemental Data
Net Assets, End of Period (in thousands)	$2,905,741	$2,983,179	$2,891,488	$2,561,529	$3,011,137

Ratio of Expenses to Average Net Assets	0.30%	0.30%	0.30%	0.30%	0.30%

Ratio of Net Investment Income to Average Net Assets	2.85%	2.71%	2.74%	3.08%	3.75%

Portfolio Turnover Rate	80.21% (g)	100.02%	69.56%	53.12%	50.37%

High Yield Bond Portfolio	For the Year Ended December 31,
(For a share outstanding throughout the period)	2005	2004	2003		2002	2001
Selected Per Share Data
Net Asset Value, Beginning of Period	$0.76	$0.73	$0.56		$0.65	$0.69
Income from Investment Operations:
Net Investment Income	0.05	0.05	0.05		0.07	0.08
Net Realized and Unrealized Gains (Losses) on Investments	(0.04)	0.03	0.12		(0.09)	(0.04)

Total from Investment Operations	0.01	0.08	0.17		(0.02)	0.04

Less Distributions:
Distributions from Net Investment Income	(0.05)	(0.05)	(0.00	)(e)	(0.07)	(0.08)
Distributions from Realized Gains on Investments	—	—	—		—	—

Total Distributions	(0.05)	(0.05)	—		(0.07)	(0.08)

Net Asset Value, End of Period	$0.72	$0.76	$0.73		$0.56	$0.65

Total Return (d)	1.39%	12.76%	29.06%		(2.89% )	5.03%

Ratios and Supplemental Data
Net Assets, End of Period (in thousands)	$244,554	$229,312	$199,371		$137,553	$147,670

Ratio of Expenses to Average Net Assets	0.48%	0.50%	0.52%		0.54%	0.53%

Ratio of Net Investment Income to Average Net Assets	7.16%	7.42%	8.66%		10.37%	10.48%

Portfolio Turnover Rate	118.63%	162.00%	182.10%		89.20%	96.41%

(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for period less than one year.
(e)	Amount is less than $0.005.
(g)	Portfolio Turnover rate excludes the impact of mortgage dollar roll transactions.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights

Financial Highlights

Northwestern Mutual Series Fund, Inc.

Select Bond Portfolio	For the Year Ended December 31,
(For a share outstanding throughout the period)	2005	2004	2003	2002	2001
Selected Per Share Data
Net Asset Value, Beginning of Period	$1.23	$1.26	$1.27	$1.20	$1.16
Income from Investment Operations:
Net Investment Income	0.05	0.05	0.05	0.05	0.06
Net Realized and Unrealized Gains (Losses) on Investments	(0.03)	0.01	0.02	0.09	0.05

Total from Investment Operations	0.02	0.06	0.07	0.14	0.11

Less Distributions:
Distributions from Net Investment Income	(0.04)	(0.05)	(0.05)	(0.06)	(0.07)
Distributions from Realized Gains on Investments	(0.01)	(0.04)	(0.03)	(0.01)	—

Total Distributions	(0.05)	(0.09)	(0.08)	(0.07)	(0.07)

Net Asset Value, End of Period	$1.20	$1.23	$1.26	$1.27	$1.20

Total Return (d)	2.22%	4.75%	5.49%	12.09%	10.37%

Ratios and Supplemental Data
Net Assets, End of Period (in thousands)	$786,544	$661,027	$621,325	$584,018	$405,406

Ratio of Expenses to Average Net Assets	0.30%	0.30%	0.30%	0.30%	0.30%

Ratio of Net Investment Income to Average Net Assets	4.34%	3.99%	4.03%	5.01%	6.15%

Portfolio Turnover Rate	179.05% (g)	213.87%	137.05%	184.37%	151.27%

Money Market Portfolio	For the Year Ended December 31,
(For a share outstanding throughout the period)	2005	2004	2003	2002	2001
Selected Per Share Data
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net Investment Income	0.03	0.01	0.01	0.02	0.04

Total from Investment Operations	0.03	0.01	0.01	0.02	0.04

Less Distributions:
Distributions from Net Investment Income	(0.03)	(0.01)	(0.01)	(0.02)	(0.04)

Total Distributions	(0.03)	(0.01)	(0.01)	(0.02)	(0.04)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return (d)	2.98%	1.43%	1.23%	1.65%	3.91%

Ratios and Supplemental Data
Net Assets, End of Period (in thousands)	$339,858	$344,468	$399,873	$501,313	$458,689

Ratio of Gross Expenses to Average Net Assets (f)	0.30%	0.30%	0.30%	0.30%	0.30%

Ratio of Net Expenses to Average Net Assets (f)	0.30%	0.00%	0.00%	0.27%	0.30%

Ratio of Net Investment Income to Average Net Assets	2.94%	1.41%	1.23%	1.63%	3.76%

(d)	Total Return includes deductions for management and other fund expenses; excludes deductions for sales loads and account fees, not annualized for period less than one year. For the Money Market Portfolio, total return includes the effect of a management fee waiver from December 2, 2002 through December 31, 2004, which ended on December 31, 2004. In the absence of such fee waiver, the total return would be less.
(f)	For the Money Market Portfolio, expense ratios reflect total expenses before a management fee waiver in effect for the period December 2, 2002 through December 31, 2004 (“Gross Expense Ratio”) and after such waiver (“Net Expense Ratio”). The fee waiver ended on December 31, 2004.
(g)	Portfolio Turnover rate excludes the impact of mortgage dollar roll transactions.

The Accompanying Notes are an Integral Part of the Financial Statements.

Financial Highlights

Notes to Financial Statements

Northwestern Mutual Series Fund, Inc.

December 31, 2005

Note 1 — Northwestern Mutual Series Fund, Inc. (the “Series Fund”) is registered as a diversified open-end investment company under the Investment Company Act of 1940. The Series Fund consists of the Small Cap Growth Stock Portfolio, T. Rowe Price Small Cap Value Portfolio, Aggressive Growth Stock Portfolio, International Growth Portfolio, Franklin Templeton International Equity Portfolio, AllianceBernstein Mid Cap Value Portfolio, Index 400 Stock Portfolio, Janus Capital Appreciation Portfolio, Growth Stock Portfolio, Large Cap Core Stock Portfolio, Capital Guardian Domestic Equity Portfolio, T. Rowe Price Equity Income Portfolio, Index 500 Stock Portfolio, Asset Allocation Portfolio, Balanced Portfolio, High Yield Bond Portfolio, Select Bond Portfolio and the Money Market Portfolio (the “Portfolios”). Shares are presently offered only to The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”) and its segregated asset accounts.

Note 2 — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Principal accounting policies are summarized below.

Note 3 — Stocks listed on a national or foreign stock exchange are generally valued at the last sale price on the exchange on which the security is principally traded. Stocks listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) for which a NASDAQ Official Closing Price (“NOCP”) is available are valued at the NOCP. If there has been no sale on such exchange or on NASDAQ, the security is valued at the final bid price. Stocks traded only in the over-the-counter market and not on a securities exchange or NASDAQ are valued at the last sale price or closing bid price if no sales have occurred. Bonds are valued on the basis of prices furnished by a service which determines prices for normal institutional-size trading units of bonds. Futures are valued at settlement prices. Securities for which current market quotations are not readily available are valued at fair value determined by procedures approved by the Board of Directors. The fair value procedures are used if a significant event that is likely to have affected the value of the securities takes place after the time of the most recent market quotations or the market quotations for other reasons do not reflect information material to the value of those securities. Generally, money market investments, other than in the Money Market Portfolio, with maturities exceeding sixty days are valued by marking to market on the basis of an average of the most recent bid prices or yields. Generally, money market investments with maturities of sixty days or less and all securities in the Money Market Portfolio are valued on an amortized cost basis or, if the current market value differs substantially from the amortized cost, by marking to market.

Note 4 — Certain of the Portfolios may have securities and other assets and liabilities denominated in foreign currencies which are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Portfolios purchase or sell a foreign security they may enter into a foreign currency exchange contract to minimize market risk from the trade date to the settlement date of such transaction. Such foreign currency exchange contracts are marked to market daily.

The Portfolios may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Contracts are valued at the contractual forward rate and are marked to market daily, with the change in market value recorded as an unrealized gain or loss. When the contracts are closed, a realized gain or loss is recorded. Risks may arise from changes in market value of the underlying instruments and from the possible inability of counterparties to meet the terms of their contracts.

The Portfolios do not separately report the results of operations due to changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized or unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and the settlement date on security transactions, and the differences between the amounts of dividends and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent of the amounts actually received or paid.

Note 5 — The Small Cap Growth Stock, Aggressive Growth Stock, Index 400 Stock, Growth Stock, Large Cap Core Stock, Index 500 Stock, Asset Allocation, Balanced and Select Bond Portfolios invest in futures contracts as an alternative to investing in individual securities and could be exposed to market risk due to changes in the value of the underlying securities or due to an illiquid secondary market. Futures contracts are marked to market daily based upon

Notes to Financial Statements

Notes to Financial Statements

quoted settlement prices. The Portfolios receive from or pay to brokers an amount of cash equal to the daily fluctuation in the value of the contracts. Such receipts or payments, known as the “variation margin”, are recorded by the Portfolios as unrealized gains or losses. When a contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

For federal income tax purposes, net unrealized appreciation (depreciation) on open futures contracts is generally required to be treated as realized gains (losses).

Note 6 — The Series Fund has a securities lending program that enables each Portfolio, except the Money Market Portfolio, to loan securities to approved broker-dealers. The Portfolio receives cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is collateralized by cash, such collateral shall be invested by the Portfolio to earn interest in accordance with the Portfolio’s investment policies. For the year ended December 31, 2005, the Balanced and Select Bond Portfolios earned $762,644 and $402,321, respectively, in interest from securities lending activity. The collateral received under the securities lending program is recorded on the Portfolio’s statement of assets and liabilities along with the related obligation to return the collateral.

Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is recorded as income for the Portfolio. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. Thereafter, each loan must be continuously secured by collateral at least equal at all times to the value of the securities lent. In addition, the Portfolio is entitled to terminate a securities loan at any time. As of December 31, 2005, the value of outstanding securities on loan and the value of collateral amounted to the following:

	Value of Securities on Loan	Value of Collateral
Balanced Portfolio	$117,973,717	$122,038,875
Select Bond Portfolio	50,098,288	52,237,750

As of December 31, 2005, collateral received for securities on loan is invested in money market instruments and included in Investments on the Portfolio’s Statement of Assets and Liabilities.

Note 7 — Interest income is recorded daily on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as information from foreign issuers is available. Where applicable, dividends are recorded net of foreign dividend tax. Discounts and premiums on securities purchased are amortized over the life of the respective securities using the effective interest method. Securities transactions are accounted for on trade date. The basis for determining cost on sale of securities is identified cost. For the year ended December 31, 2005, transactions in securities other than money market investments were:

Portfolio	Total Security Purchases	U.S. Govt. Security Purchases	Total Security Sales/ Maturities	U.S. Govt. Security Sales/ Maturities
	(Amounts in thousands)
Small Cap Growth Stock	$342,062	$—	$309,134	$—
T. Rowe Price Small Cap Value	97,921	—	69,007	—
Aggressive Growth Stock	983,105	—	1,081,756	—
International Growth	117,872	—	83,804	—
Franklin Templeton International Equity	68,841	—	36,436	—
AllianceBernstein Mid Cap Value Index 400 Stock	44,955 112,877	— —	24,802 75,506	— —
Janus Capital Appreciation Growth Stock	94,442 206,996	— —	35,705 225,645	— —
Large Cap Core Stock	150,043	—	159,246	—
Capital Guardian Domestic Equity	128,217	—	83,170	—
T. Rowe Price Equity Income Index 500 Stock	79,291 98,738	— —	39,998 150,996	— —
Asset Allocation	174,338	54,299	125,983	63,624
Balanced	1,684,106	849,011	1,438,705	1,117,954
High Yield Bond	289,707	—	261,110	—
Select Bond	977,301	704,743	762,676	759,642

Notes to Financial Statements

Notes to Financial Statements

Note 8 — The Series Fund and its Portfolios are parties to annually renewable contracts pursuant to which each Portfolio pays a charge for investment management and administrative services. Certain Portfolios, listed below, pay at a fixed annual rate based on the average daily net asset values of the Portfolio.

Portfolio	Fee
T. Rowe Price Small Cap Value	.85%
AllianceBernstein Mid Cap Value	.85%
Index 400 Stock	.25%
Index 500 Stock	.20%
Balanced	.30%
Select Bond	.30%
Money Market	.30%

For the other Portfolios the rate for the investment advisory fee is graded by the asset size of the Portfolio according to the following schedules:

Portfolio	First $50 Million	Next $50 Million	Excess
Small Cap Growth Stock	.80%	.65%	.50%
Aggressive Growth Stock	.80%	.65%	.50%
Franklin Templeton International Equity	.85%	.65%	.65%
Growth Stock	.60%	.50%	.40%
Large Cap Core Stock	.60%	.50%	.40%
High Yield Bond	.60%	.50%	.40%

Portfolio	First $100 Million	Next $150 Million	Excess
International Growth	.75%	.65%	.55%
Capital Guardian Domestic Equity	.65%	.55%	.50%
Asset Allocation	.60%	.50%	.40%

Portfolio	First $500 Million	Excess
T. Rowe Price Equity Income	.65%	.60%

Portfolio	First $100 Million	Next $400 Million	Excess
Janus Capital Appreciation	.80%	.75%	.70%

Mason Street Advisors, LLC (“MSA”), a wholly owned subsidiary of Northwestern Mutual, which is the manager and investment adviser of the Series Fund, contractually agreed to waive the management fee and absorb certain other operating expenses to the extent necessary so that Total Operating Expenses will not exceed the following amounts:

Portfolio		Expiration
T. Rowe Price Small Cap Value	1.00%	December 31, 2006
International Growth	1.10%	December 31, 2006
AllianceBernstein Mid Cap Value	1.00%	December 31, 2008
Janus Capital Appreciation	0.90%	December 31, 2008
Capital Guardian Domestic Equity	0.75%	December 31, 2006
T. Rowe Price Equity Income	0.75%	December 31, 2008
Asset Allocation	0.75%	December 31, 2006

MSA voluntarily waived its management fee from December 2, 2002 to December 31, 2004 for the Money Market Portfolio.

The investment advisory fee is paid to MSA. Other costs for each Portfolio are paid either by the Portfolios or MSA depending upon the applicable agreement in place.

All of the Portfolios, except for the Balanced, Select Bond and Money Market Portfolios, pay their own custodian fees. Certain Portfolios, listed below, pay a portion of their custodian fees indirectly through expense offset arrangements. Custodian fees are reduced for Portfolios that maintain compensating balances in non-interest bearing accounts. These Portfolios could have invested the assets used to pay for the custodian fees, had the assets not been used in the expense offset arrangements. For the year ended December 31, 2005, the amounts paid through expense offset arrangements were as follows:

Portfolio	Amount
Small Cap Growth Stock	$1,713
T. Rowe Price Small Cap Value	2,318
Aggressive Growth Stock	1,582
AllianceBernstein Mid Cap Value	2,323
Index 400 Stock	2,707
Janus Capital Appreciation	2,194
Growth Stock	1,678
Large Cap Core Stock	1,686
Capital Guardian Domestic Equity	1,921
T. Rowe Price Equity Income	890
Index 500 Stock	2,482
Asset Allocation	2,635
High Yield Bond	3,625

T. Rowe Price Associates, Inc. (“T. Rowe Price”), Templeton Investment Counsel, LLC. (“Templeton Counsel”), Alliance Capital Management L.P., (“Alliance Capital Management”), Janus Capital Management, LLC (“Janus Capital”) and Capital Guardian Trust Company (“Capital Guardian”) have been retained under investment subadvisory agreements to provide investment advice and, in general, to conduct the management investment programs of the T. Rowe Price Small Cap Value and T. Rowe Price Equity Income Portfolios, the Franklin Templeton International Equity Portfolio, the AllianceBernstein Mid Cap Value Portfolio, the Janus Capital Appreciation Portfolio and the Capital Guardian Domestic Equity Portfolio, respectively. MSA pays T. Rowe Price an annual rate of .60% of the T. Rowe Price Small Cap Value Portfolio’s average daily net assets. MSA pays Templeton Counsel .50% on the first $100 million of combined net assets for all funds managed for Northwestern Mutual by Templeton Counsel and .40% in excess of $100 million. MSA pays Alliance Capital Management .72% on the first $25 million of the Portfolio’s assets, .54% on the next $225 million, and .50% in excess of $250 million, with a minimum amount of $16,000. MSA pays Janus Capital .55%

Notes to Financial Statements

Notes to Financial Statements

on the first $100 million of the Portfolio’s assets, .50% on the next $400 million, and .45% on assets in excess of $500 million. MSA pays Capital Guardian a flat annual fee of $375,000 on the Portfolio’s assets of $100 million or less and .275% on net assets in excess of $100 million. For the T. Rowe Price Equity Income Portfolio, MSA pays T. Rowe Price .40% of the Portfolio’s assets, reduced to .35% on assets in excess of $500 million.

Commissions paid on Portfolio transactions to an affiliated broker for the year ended December 31, 2005, were as follows:

Portfolio	Amount
AllianceBernstein Mid Cap Value	$13,778

Note 9 — Each of the Portfolios of the Series Fund has elected to be taxed as a regulated investment company meeting certain requirements under the Internal Revenue Code. Since each expects to distribute all net investment income and net realized capital gains, the Portfolios anticipate incurring no federal income taxes.

Taxable distributions from net investment income and realized capital gains in the Portfolios may differ from book amounts earned during the period due to differences in the timing of capital gains recognition and due to the reclassification of certain gains or losses between capital and income. The differences between cost amounts for book purposes and tax purposes are primarily due to treatment of deferred losses.

It is the policy of the Portfolios to reclassify the net effect of permanent differences between book and taxable income to capital accounts on the Statements of Assets and Liabilities.

Certain losses incurred by the Portfolios after October 31st are deferred and deemed to have occurred in the next fiscal year for income tax purposes. Net realized capital losses for federal income tax purposes are carried forward to offset future net realized gains. A summary of the Portfolios’ post- October losses and capital loss carryovers as of December 31, 2005 is provided below:

	Post October Losses		Capital Loss Carryovers
Portfolio	Capital	Foreign Currency	Amount	Expiration	Utilized in 2005
		(Amounts in Thousands)
Small Cap Growth Stock	$—	$—	$—	—	$—
T. Rowe Price Small Cap Value	—	—	—	—	—
Aggressive Growth Stock	—	—	—	—	108,185
International Growth	—	14	—	—	597
Franklin Templeton International Equity	—	43	51,292	2010-2011	15,441
AllianceBernstein Mid Cap Value	—	—	—	—	—
Index 400 Stock	—	—	—	—	—
Janus Capital Appreciation	107	—	—	—	507
Growth Stock	—	—	56,115	2010	8,957
Large Cap Core Stock	16	—	161,916	2009-2012	3,316
Capital Guardian Domestic Equity	—	—	—	—	—
T. Rowe Price Equity Income	—	—	—	—	—
Index 500 Stock	—	—	—	—	—
Asset Allocation	—	—	—	—	—
Balanced	—	—	—	—	—
High Yield Bond	234	—	66,497	2007-2013	—
Select Bond	1,449	—	5,616	2013	—
Money Market	—	—	13	2010-2013	—

Note 10 — Dividends from net investment income and net realized capital gains are declared each business day for the Money Market Portfolio and at least annually for the remaining portfolios of the Series Fund when applicable.

Note 11 — Northwestern Mutual voluntarily reimburses the Franklin Templeton International Equity and International Growth Portfolios for the benefit Northwestern Mutual receives from foreign dividend taxes charged against the Portfolios. The amounts reimbursed represent approximately 65% of the foreign dividend taxes withheld from the Portfolios. Reimbursements are recorded when foreign dividend taxes are accrued. Voluntary reimbursements for the year ended December 31, 2005 and the year ended December 31, 2004 are summarized below:

Portfolio	2005 Reimbursements	2004 Reimbursements
International Growth	$171,628	$101,251
Franklin Templeton International Equity	2,222,987	1,778,426

Notes to Financial Statements

Notes to Financial Statements

Note 12 — Distributions to Shareholders

When applicable, each of the Portfolios made distributions during the year of ordinary income and long-term capital gains. The tax character of distributions paid for the periods ended December 31, 2005 and December 31, 2004 were as follows:

	2005 Distributions Paid From:		2004 Distributions Paid From:
Portfolio	Ordinary Income	Long -term Capital Gain	Ordinary Income	Long-term Capital Gain
	(Amounts in Thousands)
Small Cap Growth Stock	$—	$4,453	$—	$—
T. Rowe Price Small Cap Value	3,933	2,549	902	1,354
Aggressive Growth Stock	602	—	—	—
International Growth	1,525	7,104	625	—
Franklin Templeton International Equity	18,202	—	14,573	—
AllianceBernstein Mid Cap Value	1,260	4,078	2,223	2,546
Index 400 Stock	6,166	18,491	2,523	2,269
Janus Capital Appreciation	157	3,553	51	—
Growth Stock	7,061	—	4,542	—
Large Cap Core Stock	6,143	—	4,200	—
Capital Guardian Domestic Equity	5,979	16,490	2,660	2,783
T. Rowe Price Equity Income	2,894	4,156	2,041	1,278
Index 500 Stock	33,460	31,663	27,018	16,059
Asset Allocation	3,232	3,390	—	—
Balanced	103,327	16,150	79,236	98,256
High Yield Bond	15,557	—	14,554	—
Select Bond	29,345	—	39,008	4,298
Money Market	10,092	—	5,155	—

As of December 31 2005, the tax basis amounts were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-term Capital Gain	Accumulated Losses	Unrealized Appreciation/ (Depreciation)
	(Amounts in Thousands)
Small Cap Growth Stock	$2,905	$64,047	$—	$74,781
T. Rowe Small Cap Value	1,636	9,370	—	54,977
Aggressive Growth Stock	1,541	28,334	—	184,333
International Growth	451	3,121	(14)	37,879
Franklin Templeton International Equity	22,771	—	(51,335)	304,549
AllianceBernstein Mid Cap Value	1	1,995	—	12,327
Index 400 Stock	7,721	29,707	—	91,952
Janus Capital Appreciation	2	—	—	25,983
Growth Stock	5,333	—	(56,115)	121,724
Large Cap Core Stock	5,437	—	(161,932)	96,453
Capital Guardian Domestic Equity	1,088	2,506	—	31,500
T. Rowe Equity Income	95	279	—	11,728
Index 500 Stock	31,310	69,580	—	470,016
Asset Allocation	4,817	6,395	—	25,997
Balanced	85,386	28,634	—	653,723
High Yield Bond	16,968	—	(66,731)	(3,363)
Select Bond	31,068	—	(7,064)	(10,750)

Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of

Northwestern Mutual Series Fund, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Small Cap Growth Stock Portfolio, T. Rowe Price Small Cap Value Portfolio, Aggressive Growth Stock Portfolio, International Growth Portfolio, Franklin Templeton International Equity Portfolio, AllianceBernstein Mid Cap Value Portfolio, Index 400 Stock Portfolio, Janus Capital Appreciation Portfolio, Growth Stock Portfolio, Large Cap Core Stock Portfolio, Capital Guardian Domestic Equity Portfolio, T. Rowe Price Equity Income Portfolio, Index 500 Stock Portfolio, Asset Allocation Portfolio, Balanced Portfolio, High Yield Bond Portfolio, Select Bond Portfolio and Money Market Portfolio (constituting Northwestern Mutual Series Fund, Inc., hereafter referred to as the “Fund”) at December 31, 2005, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with standards set forth by the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

Milwaukee, Wisconsin

February 10, 2006

Report of Independent Registered Public Accounting Firm

Proxy Voting and Portfolio Holdings

Proxy Voting Guidelines

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll free 1-888-455-2232. It is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling toll free 1-888-455-2232. It is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Quarterly Filing of Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available (i) on the Commission’s website at http://www.sec.gov and (ii) at the Commission’s Public Reference Room.

Proxy Voting and Portfolio Holdings

Director and Officer Information (Unaudited)

Northwestern Mutual Series Fund, Inc.

The name, age and address of the directors, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and the number of portfolios overseen in the Northwestern Mutual fund complex, are shown below as of February 1, 2006. Effective May 1, 2003, each director shall serve for a twelve-year commencing May 1, 2003 or until their earlier death, resignation, retirement or removal from office and election and qualification of their successors. The statement of additional information contains additional information about Fund directors and is available without charge, upon request, by calling 1-888-627-6678.

Independent Directors
Name Age and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held
Louis A. Holland (64) Suite 700 1 North Wacker Drive Chicago, IL 60606	Director	Since 2003	29	Packaging Corporation of America; Lou Holland Growth Fund; AmerUs Group

Principal Occupation During Past 5 Years: Managing Partner and Chief Investment Officer, Holland Capital Management L.P.; Portfolio Manager, Lou Holland Growth Fund
William A. McIntosh (66) 525 Sheridan Road Kenilworth, IL 60043	Director	Since 1997	29	MGIC Investment Corporation

Principal Occupation During Past 5 Years: Adjunct Faculty Member, Howard University (1998-2004)
Michael G. Smith (61) 614 Lenox Road Glen Ellyn, IL 60137	Director	Since 2003	29	Trustee of Ivy Funds

Principal Occupation During Past 5 Years: Private investor; retired since 1999.
Martin F. Stein (68) 1800 East Capitol Drive Milwaukee, WI 53211	Director	Since 1995	29	Koss Corporation

Principal Occupation During Past 5 Years: Former Chairman of Eyecare One, Inc., which includes Stein Optical and Eye Q optical centers (retail sales of eyewear)

Other Directors
Name Age and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held
Edward J. Zore (60) 720 East Wisconsin Avenue Milwaukee, WI 53202	Chairman and Director	Since 2000	29	Manpower, Inc.; Trustee of Northwestern Mutual

Principal Occupation During Past 5 Years: President and Chief Executive Officer of Northwestern Mutual since 2001; President, 2000-2001; prior thereto, Executive Vice President

Officers
Mark G. Doll	President
Walter M. Givler	Chief Financial Officer
Randy M. Pavlick	Secretary
Barbara E. Courtney	Controller

Director and Officer Information

Continuance of the Sub-Advisory Agreement Between Mason Street Advisors and Sub-Advisor

At its meeting on February 17, 2005 (“February Meeting”), the Board unanimously approved the investment sub-advisory agreement (“Sub-Advisory Agreement”) between Mason Street Advisors, LLC (“MSA”) and Janus Capital Management, LLC (“Janus” or “Sub-Advisor”) for the Janus Capital Appreciation Portfolio (“Sub-Advised Portfolio”). Following the February Meeting, the directors considered the continuance of each Sub-Advisory Agreement on a staggered schedule at their May and August meetings. This afforded the directors the opportunity to focus on a smaller number of relationships at any one meeting.

At its meeting on August 4, 2005, the Board extended the Sub-Advisory Agreement for Janus unanimously approving them as Sub-Advisor for the Janus Capital Appreciation Portfolio. The material factors and conclusions that formed the basis for the Board’s determination to approve the continuance of the Sub-Advisory Agreement with respect to the Sub-Advised Portfolio are discussed below. In addition to the information provided to them, the directors considered their experience with and knowledge of the nature and quality of services provided by the Sub-Advisor and their interactions with representatives of the Sub-Advisor. The directors evaluated the information they deemed relevant based solely on the Sub-Advised Portfolio. No one particular factor was identified as controlling, but rather it was a combination of all the factors and conclusions that formed the basis for the determinations made by the directors.

The directors considered the services provided by the Sub-Advisor and their experience in providing investment management services. Consideration was given to the reputation of the Sub-Advisor as a leader in their respective investment discipline. Based on their review and discussion, the directors concluded that they were satisfied with the nature and extent of the services provided by the Sub-Advisor. The directors also considered the performance of the Sub-Advised Portfolio (as described below) and the performance of accounts managed in a similar manner by the Sub-Advisor. For the reasons summarized below, the directors concluded that they were satisfied with the relative investment performance of the Sub-Advised Portfolio.

The directors considered the total expenses of the Sub-Advised Portfolio and the sub-advisory fees which are paid by MSA out of its investment management fee, including a comparison of those fees with fees charged by the Sub-Advisor for similar managed sub-advised accounts. The directors also considered the breakpoints that are part of the sub-advisory fee schedules of the Sub-Advised Portfolio and considered an additional breakpoint at a higher asset level. The directors also considered certain financial data provided by the Sub-Advisor relative to its profitability. The directors also considered information relating to the Sub-Advisor’s present and past regulatory matters. Based on its review, the directors concluded that the fees charged by the Sub-Advisor and the total operating expenses of the Sub-Advised Portfolio were reasonable in light of the nature, scope and quality of services provided and the performance of the Sub-Advised Portfolio, which at the time, was ranked number one in its peer group (out of 172 portfolios) year to date. For the reasons summarized above, the Board of Directors unanimously approved the continuance of the Sub-Advisory Agreement between MSA and Janus.

Continuance of the Sub-Advisory Agreement Between Mason Street Advisors and Sub-Advisor

REPORT ON FORM N-CSR

RESPONSES FOR NORTHWESTERN MUTUAL SERIES FUND, INC.

[Attached EDGARIZED ANNUAL REPORT]

Item 2.	Code of Ethics

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and principal accounting officer or controller.

Item 3.	Audit Committee Financial Expert

The Registrant’s board of directors has determined that the Registrant has three audit committee financial experts serving on its audit committee. The names of the audit committee financial experts are William A. McIntosh, Louis A. Holland and Michael G. Smith. Each of the audit committee financial experts is independent.

Item 4.	Principal Accountant Fees and Services

(a) Audit Fees

Audit Fees and Expenses of Registrant

	2004	2005
	$303,000	$303,000

(b) Audit Related Fees

Audit-Related Fees and Expenses of Registrant

	2004	2005
	$0	$0

(c) Tax Fees

	2004	2005
	$47,078	$48,126

Review of dividend declarations
Review of excise tax calculations
Non-U.S. tax compliance

(d) All Other Fees

	2004	2005
	$0	$0

(e)(1) It is the audit committee’s policy to pre-approve all audit and non-audit service engagements for the Registrant; and any non-audit service engagement of the Registrant’s auditor by (1) the Registrant’s investment adviser and (2) any other entity in a control relationship with the investment adviser that provides ongoing services to the Registrant if, in each of (1) and (2) above, the non-audit service engagement relates directly to the operations and financial reporting of the Registrant. (2) Not applicable.

(f) Not applicable.

(g) Aggregate non-audit fees of Registrant and related service providers

	2004	2005
	$71,500	$160,856

(h) The Registrant’s audit committee has considered whether the auditor’s provision of non-audit services to the Registrant’s related service providers is compatible with the auditor’s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

Full Schedule of Investments is included in Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11.	Disclosure Controls and Procedures

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this filing was recorded, processed, summarized, and reported timely.

(b) There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)(1) The code of ethics referred to in the response to Item 2 above is attached as exhibit EX-99.12(a)(1).

(a)(2) Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as exhibit EX-99.CERT.

(b) Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as exhibit EX-99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NORTHWESTERN MUTUAL SERIES FUND, INC.

By:	/s/ Mark G. Doll
Mark G. Doll, President

Date: February 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Mark G. Doll
Mark G. Doll, President

Date: February 8, 2006

By:	/s/ Walter M. Givler
Walter M. Givler, Vice-President,
Chief Financial Officer and
Treasurer

Date: February 8, 2006